Document and Entity Information	12 Months Ended
Mar. 31, 2013
Document Information [Line Items]
Document Type	20-F
Amendment Flag	false
Document Period End Date	Mar 31, 2013
Document Fiscal Year Focus	2013
Document Fiscal Period Focus	FY
Trading Symbol	SNE
Entity Registrant Name	SONY CORP
Entity Central Index Key	0000313838
Current Fiscal Year End Date	--03-31
Entity Well-known Seasoned Issuer	Yes
Entity Current Reporting Status	Yes
Entity Filer Category	Large Accelerated Filer
Entity Common Stock, Shares Outstanding	1,010,901,336

Consolidated Balance Sheets (JPY ¥) In Millions, unless otherwise specified	Mar. 31, 2013	Mar. 31, 2012
Current assets:
Cash and cash equivalents	¥ 826,361	¥ 894,576
Marketable securities	697,597	680,913
Notes and accounts receivable, trade	844,117	840,924
Allowance for doubtful accounts and sales returns	(67,625)	(71,009)
Inventories	710,054	707,052
Other receivables	148,142	202,044
Deferred income taxes	44,615	36,769
Prepaid expenses and other current assets	443,272	463,693
Total current assets	3,646,533	3,754,962
Film costs	270,089	270,048
Investments and advances:
Affiliated companies	198,621	36,800
Securities investments and other	7,118,504	6,282,676
Long-term Investments, Total	7,317,125	6,319,476
Property, plant and equipment:
Land	131,484	139,413
Buildings	778,514	817,730
Machinery and equipment	1,934,520	1,957,134
Construction in progress	47,839	35,648
Property, Plant and Equipment, Gross, Total	2,892,357	2,949,925
Less - Accumulated depreciation	2,030,807	2,018,927
Property, plant and equipment, net	861,550	930,998
Other assets:
Intangibles, net	527,507	503,699
Goodwill	643,243	576,758
Deferred insurance acquisition costs	460,758	441,236
Deferred income taxes	107,688	100,460
Other	371,799	398,030
Other noncurrent asset	2,110,995	2,020,183
Total assets	14,206,292	13,295,667
Current liabilities:
Short-term borrowings	87,894	99,878
Current portion of long-term debt	156,288	310,483
Notes and accounts payable, trade	572,102	758,680
Accounts payable, other and accrued expenses	1,097,253	1,073,241
Accrued income and other taxes	75,080	63,396
Deposits from customers in the banking business	1,857,448	1,761,137
Other	469,024	463,166
Total current liabilities	4,315,089	4,529,981
Long-term debt	938,428	762,226
Accrued pension and severance costs	311,469	309,375
Deferred income taxes	373,999	284,499
Future insurance policy benefits and other	3,540,031	3,208,843
Policyholders' account in the life insurance business	1,693,116	1,449,644
Other	349,985	240,978
Total liabilities	11,522,117	10,785,546
Redeemable noncontrolling interest	2,997	20,014
Commitments and contingent liabilities
Sony Corporation's stockholders' equity:
Common stock, no par value - 2012 - Shares authorized: 3,600,000,000, shares issued: 1,004,638,164 2013 - Shares authorized: 3,600,000,000, shares issued: 1,011,950,206	630,923	630,923
Additional paid-in capital	1,110,531	1,160,236
Retained earnings	1,102,297	1,084,462
Accumulated other comprehensive income -
Unrealized gains on securities, net	107,061	64,882
Unrealized losses on derivative instruments, net	(742)	(1,050)
Pension liability adjustment	(191,816)	(186,833)
Foreign currency translation adjustments	(556,016)	(719,092)
Accumulated Other Comprehensive Income (Loss), Net of Tax, Total	(641,513)	(842,093)
Treasury stock, at cost Common stock 2012 - 1,061,803 shares 2013 - 1,048,870 shares	(4,472)	(4,637)
Stockholders' Equity Attributable to Parent, Total	2,197,766	2,028,891
Noncontrolling interests	483,412	461,216
Total equity	2,681,178	2,490,107
Total liabilities and equity	¥ 14,206,292	¥ 13,295,667

Consolidated Balance Sheets (Parenthetical) (JPY ¥)	Mar. 31, 2013	Mar. 31, 2012
Common stock, par value
Common stock, shares authorized	3,600,000,000	3,600,000,000
Common stock, shares issued	1,011,950,206	1,004,638,164
Treasury stock, common stock shares	1,048,870	1,061,803

Consolidated Statements of Income (JPY ¥) In Millions, except Per Share data, unless otherwise specified	12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Mar. 31, 2011
Sales and operating revenue:
Net sales	¥ 5,691,216	¥ 5,526,611	¥ 6,304,401
Financial services revenue	1,004,623	868,971	798,495
Other operating revenue	105,012	97,630	78,377
Sales and operating revenue, Total	6,800,851	6,493,212	7,181,273
Costs and expenses:
Cost of sales	4,485,425	4,386,447	4,831,363
Selling, general and administrative	1,457,626	1,375,887	1,501,813
Financial services expenses	855,971	736,050	675,788
Other operating (income) expense, net	(235,219)	(59,594)	(13,450)
Costs and Expenses, Total	6,563,803	6,438,790	6,995,514
Equity in net income (loss) of affiliated companies	(6,948)	(121,697)	14,062
Operating income (loss)	230,100	(67,275)	199,821
Other income:
Interest and dividends	21,987	15,101	11,783
Gain on sale of securities investments, net	41,781	671	14,325
Foreign exchange gain, net			9,297
Other	4,888	7,706	9,561
Other income, Total	68,656	23,478	44,966
Other expenses:
Interest	26,657	23,432	23,909
Loss on devaluation of securities investments	7,724	3,604	7,669
Foreign exchange loss, net	10,360	5,089
Other	8,334	7,264	8,196
Other expenses, Total	53,075	39,389	39,774
Income (loss) before income taxes	245,681	(83,186)	205,013
Income taxes:
Current	75,734	108,545	117,918
Deferred	65,771	206,694	307,421
Income tax expense, Total	141,505	315,239	425,339
Net income (loss)	104,176	(398,425)	(220,326)
Less - Net income attributable to noncontrolling interests	61,142	58,235	39,259
Net income (loss) attributable to Sony Corporation's stockholders	¥ 43,034	¥ (456,660)	¥ (259,585)
Net income (loss) attributable to Sony Corporation's stockholders
- Basic	¥ 42.8	¥ (455.03)	¥ (258.66)
- Diluted	¥ 40.19	¥ (455.03)	¥ (258.66)
Cash dividends	¥ 25	¥ 25	¥ 25

Consolidated Statements of Comprehensive Income (JPY ¥) In Millions, unless otherwise specified	12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Mar. 31, 2011
Net income (loss)	¥ 104,176	¥ (398,425)	¥ (220,326)
Other comprehensive income, net of tax -
Unrealized gains (losses) on securities	66,844	20,557	(15,517)
Unrealized gains (losses) on derivative instruments	308	539	(1,553)
Pension liability adjustment	(6,623)	(33,173)	(3,299)
Foreign currency translation adjustments	161,818	(17,911)	(119,032)
Total comprehensive income (loss)	326,523	(428,413)	(359,727)
Less - Comprehensive income attributable to noncontrolling interests	82,909	66,136	35,004
Comprehensive income (loss) attributable to Sony Corporation's stockholders	¥ 243,614	¥ (494,549)	¥ (394,731)

Consolidated Statements of Cash Flows (JPY ¥) In Millions, unless otherwise specified	12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Mar. 31, 2011
Cash flows from operating activities:
Net income (loss)	¥ 104,176	¥ (398,425)	¥ (220,326)
Adjustments to reconcile net income (loss) to net cash provided by operating activities -
Depreciation and amortization, including amortization of deferred insurance acquisition costs	330,554	319,594	325,366
Amortization of film costs	208,051	188,836	250,192
Stock-based compensation expense	1,232	1,952	1,952
Accrual for pension and severance costs, less payments	(16,669)	36,647	(15,229)
Other operating (income) expense, net	(235,219)	(59,594)	(13,450)
(Gain) loss on sale or devaluation of securities investments, net	(34,057)	2,933	(6,656)
(Gain) loss on revaluation of marketable securities held in the financial services business for trading purposes, net	(72,633)	(21,080)	10,958
(Gain) loss on revaluation or impairment of securities investments held in the financial services business, net	(5,689)	2,819	5,080
Deferred income taxes	65,771	206,694	307,421
Equity in net (income) loss of affiliated companies, net of dividends	8,819	138,772	(11,479)
Changes in assets and liabilities:
Decrease in notes and accounts receivable, trade	55,712	4,427	104,515
(Increase) decrease in inventories	56,987	29,778	(112,089)
Increase in film costs	(173,654)	(186,783)	(244,063)
Decrease in notes and accounts payable, trade	(206,621)	(59,410)	(18,119)
Increase (decrease) in accrued income and other taxes	12,446	(44,635)	(8,020)
Increase in future insurance policy benefits and other	438,371	332,728	278,897
Increase in deferred insurance acquisition costs	(73,967)	(68,634)	(69,196)
Increase in marketable securities held in the financial services business for trading purposes	(25,254)	(39,161)	(30,102)
(Increase) decrease in other current assets	91,762	(35,181)	(89,473)
Increase (decrease) in other current liabilities	(55,830)	10,595	56,076
Other	7,224	156,667	113,990
Net cash provided by operating activities	481,512	519,539	616,245
Cash flows from investing activities:
Payments for purchases of fixed assets	(326,490)	(382,549)	(253,688)
Proceeds from sales of fixed assets	245,758	22,661	18,743
Proceeds from sales of businesses	52,756	8,430	99,335
Payment for Sony Ericsson acquisition, net of cash acquired		(71,843)
Other	(16,840)	28,955	(8,964)
Net cash used in investing activities	(705,280)	(882,886)	(714,439)
Cash flows from financing activities:
Proceeds from issuance of long-term debt	159,781	216,887	1,499
Payments of long-term debt	(326,164)	(112,043)	(216,212)
Increase (decrease) in short-term borrowings, net	(29,683)	(26,158)	6,120
Increase in deposits from customers in the financial services business, net	232,561	211,597	229,327
Proceeds from issuance of convertible bonds	150,000
Dividends paid	(25,057)	(25,078)	(25,098)
Payment for purchase of So-net shares from noncontrolling interests	(55,178)
Other	(23,079)	(7,869)	(5,748)
Net cash provided by (used in) financing activities	83,181	257,336	(10,112)
Effect of exchange rate changes on cash and cash equivalents	72,372	(13,825)	(68,890)
Net decrease in cash and cash equivalents	(68,215)	(119,836)	(177,196)
Cash and cash equivalents at beginning of the fiscal year	894,576	1,014,412	1,191,608
Cash and cash equivalents at end of the fiscal year	826,361	894,576	1,014,412
Cash paid during the fiscal year for -
Income taxes	90,991	127,643	116,376
Interest	24,161	20,276	20,583
Non-cash investing and financing activities -
Obtaining assets by entering into capital leases	10,025	56,403	3,738
Share exchange for So-net remaining noncontrolling interests	7,005
Collections of deferred proceeds from sales of receivables -	20,608	132,636	153,550
Financial Services
Adjustments to reconcile net income (loss) to net cash provided by operating activities -
Depreciation and amortization, including amortization of deferred insurance acquisition costs	56,305	56,322	62,077
Cash flows from investing activities:
Payments for investments and advances	(1,046,764)	(1,028,150)	(1,458,912)
Proceeds from sales or return of investments and collections of advances	400,654	474,466	874,031
Other than financial service business
Cash flows from investing activities:
Payments for investments and advances	(92,364)	(28,021)	(15,316)
Proceeds from sales or return of investments and collections of advances	¥ 78,010	¥ 93,165	¥ 30,332

Consolidated Statements of Changes in Stockholders' Equity (JPY ¥) In Millions, unless otherwise specified	Total	Common stock	Additional paid-in capital	Retained earnings	Accumulated other comprehensive income	Treasury stock, at cost	Sony Corporation's stockholders' equity	Noncontrolling interests
Beginning Balance at Mar. 31, 2010	¥ 3,285,555	¥ 630,822	¥ 1,157,812	¥ 1,851,004	¥ (669,058)	¥ (4,675)	¥ 2,965,905	¥ 319,650
Exercise of stock acquisition rights	220	99	99				198	22
Stock-based compensation	1,782		1,782				1,782
Comprehensive income:
Net income (loss)	(220,326)			(259,585)			(259,585)	39,259
Other comprehensive income, net of tax -
Unrealized gains (losses) on securities	(15,517)				(12,001)		(12,001)	(3,516)
Unrealized gains (losses) on derivative instruments	(1,553)				(1,553)		(1,553)
Pension liability adjustment	(3,299)				(3,176)		(3,176)	(123)
Foreign currency translation adjustments	(119,032)				(118,416)		(118,416)	(616)
Total comprehensive income (loss)	(359,727)						(394,731)	35,004
Stock issue costs, net of tax	(8)			(8)			(8)
Dividends declared	(31,688)			(25,089)			(25,089)	(6,599)
Purchase of treasury stock	(111)					(111)	(111)
Reissuance of treasury stock	68			(48)		116	68
Transactions with noncontrolling interests shareholders and other	40,488		(27)				(27)	40,515
Ending Balance at Mar. 31, 2011	2,936,579	630,921	1,159,666	1,566,274	(804,204)	(4,670)	2,547,987	388,592
Exercise of stock acquisition rights	169	2	2				4	165
Stock-based compensation	1,838		1,838				1,838
Comprehensive income:
Net income (loss)	(398,425)			(456,660)			(456,660)	58,235
Other comprehensive income, net of tax -
Unrealized gains (losses) on securities	20,557				14,546		14,546	6,011
Unrealized gains (losses) on derivative instruments	539				539		539
Pension liability adjustment	(33,173)				(34,668)		(34,668)	1,495
Foreign currency translation adjustments	(17,911)				(18,306)		(18,306)	395
Total comprehensive income (loss)	(428,413)						(494,549)	66,136
Stock issue costs, net of tax	(1)			(1)			(1)
Dividends declared	(32,850)			(25,090)			(25,090)	(7,760)
Purchase of treasury stock	(79)					(79)	(79)
Reissuance of treasury stock	51			(61)		112	51
Transactions with noncontrolling interests shareholders and other	12,813		(1,270)				(1,270)	14,083
Ending Balance at Mar. 31, 2012	2,490,107	630,923	1,160,236	1,084,462	(842,093)	(4,637)	2,028,891	461,216
Exercise of stock acquisition rights	109							109
Stock-based compensation	851		851				851
Comprehensive income:
Net income (loss)	104,176			43,034			43,034	61,142
Other comprehensive income, net of tax -
Unrealized gains (losses) on securities	66,844				42,179		42,179	24,665
Unrealized gains (losses) on derivative instruments	308				308		308
Pension liability adjustment	(6,623)				(4,983)		(4,983)	(1,640)
Foreign currency translation adjustments	161,818				163,076		163,076	(1,258)
Total comprehensive income (loss)	326,523						243,614	82,909
Stock issue costs, net of tax	(18)			(18)			(18)
Dividends declared	(34,376)			(25,181)			(25,181)	(9,195)
Purchase of treasury stock	(35)					(35)	(35)
Reissuance of treasury stock	45		(155)			200	45
Transactions with noncontrolling interests shareholders and other	(102,028)		(50,401)				(50,401)	(51,627)
Ending Balance at Mar. 31, 2013	¥ 2,681,178	¥ 630,923	¥ 1,110,531	¥ 1,102,297	¥ (641,513)	¥ (4,472)	¥ 2,197,766	¥ 483,412

Nature of Operations	12 Months Ended
Mar. 31, 2013
Nature of Operations
1.	Nature of operations

Sony Corporation and its consolidated subsidiaries (hereinafter collectively referred to as “Sony”) are engaged in the development, design, manufacture, and sale of various kinds of electronic equipment, instruments, and devices for consumer, professional and industrial markets as well as game consoles and software. Sony’s primary manufacturing facilities are located in Asia including Japan. Sony also utilizes third-party contract manufacturers for certain products. Sony’s products are marketed throughout the world by sales subsidiaries and unaffiliated distributors as well as direct sales via the Internet. Sony is engaged in the development, production and acquisition, manufacture, marketing, distribution and broadcasting of image-based software, including motion picture, home entertainment and television product. Sony is also engaged in the development, production, manufacture, and distribution of recorded music. Further, Sony is also engaged in various financial services businesses, including life and non-life insurance operations through its Japanese insurance subsidiaries and banking operations through a Japanese Internet-based banking subsidiary. In addition to the above, Sony is engaged in a network services business and an advertising agency business in Japan.

Summary of significant accounting policies	12 Months Ended
Mar. 31, 2013
Summary of significant accounting policies
2.	Summary of significant accounting policies

The accompanying consolidated financial statements are presented in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Certain adjustments and reclassifications have been incorporated in the accompanying consolidated financial statements to conform with U.S. GAAP. These adjustments were not recorded in the statutory books and records as Sony Corporation and its subsidiaries in Japan maintain their records and prepare their statutory financial statements in accordance with accounting principles generally accepted in Japan while its foreign subsidiaries maintain their records and prepare their financial statements in conformity with accounting principles generally accepted in the countries of their domiciles.

(1)	Significant accounting policies:

Basis of consolidation and accounting for investments in affiliated companies -

The consolidated financial statements include the accounts of Sony Corporation and its majority-owned subsidiary companies, general partnerships and other entities in which Sony has a controlling interest, and variable interest entities for which Sony is the primary beneficiary. All intercompany transactions and accounts are eliminated. Investments in business entities in which Sony does not have control, but has the ability to exercise significant influence over operating and financial policies, generally through 20-50% ownership, are accounted for under the equity method. In addition, investments in general partnerships in which Sony does not have a controlling interest and limited partnerships are also accounted for under the equity method if more than minor influence over the operation of the investee exists (generally through more than 3-5% ownership). When the interest in the partnership is so minor that Sony has no significant influence over the operation of the investee, the cost method is used. Under the equity method, investments are stated at cost plus/minus Sony’s portion of equity in undistributed earnings or losses. Sony’s equity in current earnings or losses of such entities is reported net of income taxes and is included in operating income (loss) after the elimination of unrealized intercompany profits. If the value of an investment has declined and is judged to be other-than-temporary, the investment is written down to its estimated fair value.

On occasion, a consolidated subsidiary or an affiliated company accounted for by the equity method may issue its shares to third parties in either a public or private offering or upon conversion of convertible debt to common stock at amounts per share in excess of or less than Sony’s average per share carrying value. With respect to such transactions, the resulting gains or losses arising from the change in interest are recorded in earnings for the year the change in interest transaction occurs.

Gains or losses that result from a loss of a controlling financial interest in a subsidiary are recorded in earnings along with fair value remeasurement gains or losses on any retained investment in the entity, while a change in interest of a consolidated subsidiary that does not result in a change in control is accounted for as a capital transaction and no gains or losses are recorded in earnings.

The excess of the cost over the underlying net equity of investments in consolidated subsidiaries and affiliated companies accounted for on an equity basis is allocated to identifiable tangible and intangible assets and liabilities based on fair values at the date of acquisition. The unassigned residual value of the excess of the cost over Sony’s underlying net equity is recognized as goodwill as a component of the investment balance.

Use of estimates -

The preparation of the consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The most significant estimates include those used in determining the valuation of investment securities, valuation of inventories, fair values of long-lived assets, fair values of goodwill, intangible assets and assets and liabilities assumed in business combinations, product warranty liability, pension and severance plans, valuation of deferred tax assets, uncertain tax positions, film costs, and insurance related liabilities. Actual results could differ from those estimates.

Translation of foreign currencies -

All asset and liability accounts of foreign subsidiaries and affiliates are translated into Japanese yen at appropriate fiscal year end exchange rates and all income and expense accounts are translated at exchange rates that approximate those rates prevailing at the time of the transactions. The resulting translation adjustments are accumulated as a component of accumulated other comprehensive income. Upon remeasurement of a previously held equity interest in accordance with the accounting guidance for business combinations achieved in stages, accumulated translation adjustments, if any, remain as a component of accumulated other comprehensive income as there has not been sale or complete or substantially complete liquidation of the net investment.

Receivables and payables denominated in foreign currencies are translated at appropriate fiscal year end exchange rates and the resulting translation gains or losses are recognized into income.

Cash and cash equivalents -

Cash and cash equivalents include all highly liquid investments, with original maturities of three months or less, that are readily convertible to known amounts of cash and are so near maturity that they present insignificant risk of changes in value because of changes in interest rates.

Marketable debt and equity securities -

Debt and equity securities designated as available-for-sale, whose fair values are readily determinable, are carried at fair value with unrealized gains or losses included as a component of accumulated other comprehensive income, net of applicable taxes. Debt and equity securities classified as trading securities are carried at fair value with unrealized gains or losses included in income. Debt securities that are expected to be held-to-maturity are carried at amortized cost. Individual securities classified as either available-for-sale or held-to-maturity are reduced to fair value by a charge to income for other-than-temporary declines in fair value. Realized gains and losses are determined on the average cost method and are reflected in income.

Sony regularly evaluates its investment portfolio to identify other-than-temporary impairments of individual securities. Factors that are considered by Sony in determining whether an other-than-temporary decline in value has occurred include: the length of time and extent to which the market value of the security has been less than its original cost, the financial condition, operating results, business plans and estimated future cash flows of the issuer of the security, other specific factors affecting the market value, deterioration of the credit condition of the issuers, sovereign risk, and whether or not Sony is able to retain the investment for a period of time sufficient to allow for the anticipated recovery in market value.

In evaluating the factors for available-for-sale securities whose fair values are readily determinable, Sony presumes a decline in value to be other-than-temporary if the fair value of the security is 20 percent or more below its original cost for an extended period of time (generally for a period of up to six months). This criterion is employed as a threshold to identify securities which may have a decline in value that is other-than-temporary. The presumption of an other-than-temporary impairment in such cases may be overcome if there is evidence to support that the decline is temporary in nature due to the existence of other factors which overcome the duration or magnitude of the decline. On the other hand, there may be cases where impairment losses are recognized when the decline in the fair value of the security is not more than 20 percent or such decline has not existed for an extended period of time, as a result of considering specific factors which may indicate the decline in the fair value is other-than-temporary.

When an other-than-temporary impairment of a debt security has occurred, the amount of the other-than-temporary impairment recognized in income depends on whether Sony intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost. If the debt security meets either of these two criteria, the other-than-temporary impairment is recognized in income, measured as the entire difference between the security’s amortized cost and its fair value at the impairment measurement date. For other-than-temporary impairments of debt securities that do not meet these two criteria, the net amount recognized in income is a credit loss equal to the difference between the amortized cost of the debt security and its net present value calculated by discounting Sony’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. Any difference between the fair value and the net present value of the debt security at the impairment measurement date is recorded in accumulated other comprehensive income. Unrealized gains or losses on securities for which an other-than-temporary impairment has been recognized in income are presented as a separate component of accumulated other comprehensive income.

Equity securities in non-public companies -

Equity securities in non-public companies are primarily carried at cost if fair value is not readily determinable. If the carrying value of a non-public equity investment is estimated to have declined and such decline is judged to be other-than-temporary, Sony recognizes the impairment of the investment and the carrying value is reduced to its fair value. Determination of impairment is based on the consideration of several factors, including operating results, business plans and estimated future cash flows. Fair value is determined through the use of various methodologies such as discounted cash flows, valuation of recent financings and comparable valuations of similar companies.

Allowance for doubtful accounts -

Sony maintains an allowance for doubtful accounts to reserve for potentially uncollectible receivables. Sony reviews accounts receivable by amounts due by customers which are past due to identify specific customers with known disputes or collectability issues. In determining the amount of the reserve, Sony makes judgments about the creditworthiness of customers based on past collection experience and ongoing credit risk evaluations.

Inventories -

Inventories in the Imaging Products & Solutions (“IP&S”), Game, Mobile Products & Communications (“MP&C”), Home Entertainment & Sound (“HE&S”), Devices and Music segments as well as non-film inventories for the Pictures segment are valued at cost, not in excess of market, cost being determined on the “average cost” basis except for the cost of finished products carried by certain subsidiary companies which is determined on the “first-in, first-out” basis. The market value of inventory is determined as the net realizable value - i.e., estimated selling price in the ordinary course of business less predictable costs of completion and disposal. Sony does not consider a normal profit margin when calculating the net realizable value.

Other receivables -

Other receivables include receivables which relate to arrangements with certain component manufacturers whereby Sony procures goods, including product components, for these component manufacturers and is reimbursed for the related purchases. No revenue or profit is recognized on these transfers. Sony usually will repurchase the inventory at a later date from the component manufacturers as either finished goods inventory or as partially assembled product.

Film costs -

Film costs include direct production costs, production overhead and acquisition costs for both motion picture and television productions and are stated at the lower of unamortized cost or estimated fair value and classified as noncurrent assets. Film costs are amortized and the estimated liabilities for residuals and participations are accrued using an individual-film-forecast method based on the ratio of current period actual revenues to the estimated remaining total revenues. Film costs also include broadcasting rights which consist of acquired programming to be aired on Sony’s worldwide channel network and are recognized when the license period begins and the program is available for use. Broadcasting rights are stated at the lower of unamortized cost or net realizable value, classified as either current or noncurrent assets based on timing of expected use, and amortized based on estimated usage or on a straight-line basis over the useful life, as appropriate. Estimates used in calculating the fair value of the film costs and the net realizable value of the broadcasting rights are based upon assumptions about future demand and market conditions and are reviewed on a periodic basis.

Property, plant and equipment and depreciation -

Property, plant and equipment are stated at cost. Depreciation is computed using the straight-line method. Useful lives for depreciation range from two to 50 years for buildings and from two to 10 years for machinery and equipment. Significant renewals and additions are capitalized at cost. Maintenance and repairs, and minor renewals and betterments are charged to income as incurred.

Effective April 1, 2012, Sony Corporation and its Japanese subsidiaries changed the depreciation method for property, plant and equipment, except for certain semiconductor manufacturing facilities and buildings whose depreciation is computed on the straight-line method, from the declining-balance method to the straight-line method. Concurrently, estimated useful lives for certain assets were also changed. Sony believes that the straight-line method better reflects the pattern of consumption of the estimated future benefits to be derived from those assets being depreciated and provides a better matching of costs and revenues over the assets’ estimated useful lives.

In accordance with the accounting guidance for a change in accounting estimate effected by a change in accounting principle, a change in depreciation method is treated on a prospective basis as a change in estimate and prior period results have not been restated. The net effect of the changes caused a decrease in depreciation expense of 8,985 million yen for the fiscal year ended March 31, 2013, which is primarily included in cost of sales in the consolidated statements of income. Net income attributable to Sony Corporation’s stockholders, basic net income per share attributable to Sony Corporation’s stockholders and diluted net income per share attributable to Sony Corporation’s stockholders increased by 8,034 million yen, 7.99 yen and 7.50 yen, respectively, for the fiscal year ended March 31, 2013.

Goodwill and other intangible assets -

Goodwill and certain other intangible assets that are determined to have an indefinite useful life are not amortized and are tested annually for impairment during the fourth quarter of the fiscal year and between annual tests if an event occurs or circumstances change that would more likely than not reduce the fair value below its carrying amount. In assessing goodwill for impairment, Sony has the option to first perform a qualitative assessment to determine whether the existence of events or circumstances leads to a determination that it is more likely than not that the fair value of a reporting unit is less than its carrying amount. Reporting units are Sony’s operating segments or one level below the operating segments. If Sony determines that it is not more likely than not that the fair value of a reporting unit is less than its carrying amount, no additional tests to assess goodwill for impairment are required to be performed. However, if Sony concludes otherwise or elects not to perform the qualitative assessment, then it is required to perform the first step of a two-step impairment review process. In the fiscal year ended March 31, 2013, Sony elected not to perform the aforementioned qualitative assessment of goodwill and instead proceeded directly to the first step of the quantitative impairment test.

The first step of the two-step process involves a comparison of the estimated fair value of a reporting unit to its carrying amount to identify potential impairment. If the fair value of a reporting unit exceeds its carrying amount, goodwill of the reporting unit is considered not impaired and the second step of the impairment test is not performed. If the carrying amount of a reporting unit exceeds its fair value, the second step of the goodwill impairment test is performed to measure the amount of impairment loss, if any. The second step of the goodwill impairment test compares the implied fair value of the reporting unit’s goodwill with the carrying amount of that goodwill. If the carrying amount of the reporting unit’s goodwill exceeds the implied fair value of that goodwill, an impairment loss is recognized in an amount equal to that excess. Fair value of reporting units and indefinite lived intangible assets is generally determined using a discounted cash flow analysis. This approach uses significant estimates and assumptions including projected future cash flows, the timing of such cash flows, discount rates reflecting the risk inherent in future cash flows, perpetual growth rates, determination of appropriate comparable entities and the determination of whether a premium or discount should be applied to comparables. In addition to the estimates of future cash flows, two of the most significant estimates involved in the determination of fair value of the reporting units are the discount rates and perpetual growth rate applied to terminal values used in the discounted cash flow analysis. The discount rates used in the cash flow models for the goodwill impairment testing consider market and industry data as well as specific risk factors for each reporting unit. The perpetual growth rates for the individual reporting units, for purposes of the terminal value determination, are generally set after an initial three-year forecasted period, although certain reporting units utilized longer forecasted periods, and are based on historical experience, market and industry data.

When a business within a reporting unit is disposed of, goodwill is allocated to the disposed business using the relative fair value method.

Intangible assets with finite useful lives mainly consist of patent rights, know-how, license agreements, customer relationships, trademarks, software to be sold, leased or otherwise marketed, music catalogs, artist contracts and television carriage agreements (broadcasting agreements). Patent rights, know-how, license agreements, trademarks and software to be sold, leased or otherwise marketed are generally amortized on a straight-line basis, generally, over three to eight years. Customer relationships, music catalogs, artist contracts and television carriage agreements (broadcasting agreements) are amortized on a straight-line basis, generally, over 10 to 40 years.

Software to be sold, leased, or marketed -

Sony accounts for software development costs in accordance with accounting guidance for the costs of software to be sold, leased, or marketed. The costs related to establishing the technological feasibility of a software product are expensed as incurred as a part of research and development in cost of sales. Costs that are incurred to produce the finished product after technological feasibility is established are capitalized and amortized to cost of sales over the estimated economic life, which is generally three years. The technological feasibility of game software is established when the product master is completed. Consideration to capitalize game software development costs before this point is limited to the development costs of games for which technological feasibility can be proven at an earlier stage. At each balance sheet date, Sony performs reviews to ensure that unamortized capitalized software costs remain recoverable from future profits of the related software products.

Deferred insurance acquisition costs -

Costs that vary with and are directly related to acquiring new insurance policies are deferred as long as they are recoverable. The deferred insurance acquisition costs include such items as commissions, medical examination costs and inspection report fees, and are subject to recoverability testing at least annually to ensure that the capitalized amounts do not exceed the present value of anticipated gross profits or premiums less benefits and maintenance expenses, as applicable. The deferred insurance acquisition costs for traditional life insurance contracts are amortized over the premium-paying period of the related insurance policies using assumptions consistent with those used in computing policy reserves. The deferred insurance acquisition costs for non-traditional life insurance contracts are amortized over the expected life in proportion to the estimated gross profits.

Product warranty -

Sony provides for the estimated cost of product warranties at the time revenue is recognized. The product warranty is calculated based upon product sales, estimated probability of failure and estimated cost per claim. The variables used in the calculation of the provision are reviewed on a periodic basis.

Certain subsidiaries in the IP&S, MP&C and HE&S segments offer extended warranty programs. The consideration received for extended warranty service is deferred and recognized as revenue on a straight-line basis over the term of the extended warranty.

Future insurance policy benefits -

Liabilities for future insurance policy benefits are primarily comprised of the present value of estimated future payments to policyholders. These liabilities are computed by the net level premium method based upon the assumptions as to future investment yield, morbidity, mortality, withdrawals and other factors. These assumptions are reviewed on a periodic basis. Liabilities for future insurance policy benefits also include liabilities for guaranteed benefits related to certain non-traditional life and annuity contracts.

Policyholders’ account in the life insurance business -

Liabilities for policyholders’ account in the life insurance business represent the contract value that has accrued to the benefit of the policyholders as of the balance sheet date. This liability is generally equal to the accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the account balances.

Impairment of long-lived assets -

Sony reviews the recoverability of the carrying value of its long-lived assets held and used, other than goodwill and intangible assets with indefinite lives, and assets to be disposed of, whenever events or changes in circumstances indicate that the individual carrying amount of an asset or asset group may not be recoverable. Long-lived assets to be held and used are reviewed for impairment by comparing the carrying value of the asset or asset group with their estimated undiscounted future cash flows. If the cash flows are determined to be less than the carrying value of the asset or asset group, an impairment loss has occurred and the loss would be recognized during the period for the difference between the carrying value of the asset or asset group and estimated fair value. Long-lived assets that are to be disposed of other than by sale are considered held and used until they are disposed of. Long-lived assets that are to be disposed of by sale are reported at the lower of their carrying value or fair value less cost to sell and are not depreciated. Fair value is determined using the present value of estimated net cash flows or comparable market values. This approach uses significant estimates and assumptions including projected future cash flows, the timing of such cash flows, discount rates reflecting the risk inherent in future cash flows, perpetual growth rates applied to determine terminal values, determination of appropriate market comparables and the determination of whether a premium or discount should be applied to comparables.

Fair value measurement -

Sony measures fair value as an exit price, or the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants as of the measurement date.

The accounting guidance for fair value measurements specifies a hierarchy of inputs to valuation techniques based on the extent to which inputs used in measuring fair value are observable in the market. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect Sony’s assumptions about the assumptions that market participants would use in pricing the asset or liability. Observable market data is used if such data is available without undue cost and effort. Each fair value measurement is reported in one of three levels which is determined by the lowest level input that is significant to the fair value measurement in its entirety. These levels are:

Level 1	—	Inputs are unadjusted quoted prices for identical assets and liabilities in active markets.

Level 2	—	Inputs are based on observable inputs other than level 1 prices, such as quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active and model-derived valuations, in which all significant inputs are observable in active markets.

Level 3	—	One or more significant inputs are unobservable.

When available, Sony uses unadjusted quoted market prices in active markets to measure fair value and classifies such items within level 1. If quoted market prices are not available, fair value is based upon internally developed valuation techniques that use, where possible, current market-based or independently sourced market parameters, such as interest rates, currency rates and option volatilities. Items valued using internally generated models are classified according to the lowest level input that is significant to the valuation. For certain financial assets and liabilities, Sony determines fair value using third-party information such as indicative quotes from dealers and quantitative input from investment advisors following Sony’s established valuation procedures including validation against internally developed prices. Additionally, Sony considers both counterparty credit risk and Sony’s own creditworthiness in determining fair value. Sony attempts to mitigate credit risk to third parties by entering into netting agreements and actively monitoring the creditworthiness of counterparties and its exposure to credit risk through the use of credit limits and by selecting major international banks and financial institutions as counterparties.

Transfers between levels are deemed to have occurred at the beginning of the each interim period in which the transfers occur.

Derivative financial instruments -

All derivatives are recognized as either assets or liabilities in the consolidated balance sheets at fair value. Changes in the fair value of derivative financial instruments are either recognized periodically in income or stockholders’ equity (as a component of accumulated other comprehensive income), depending on whether the derivative financial instrument qualifies as a hedge and the derivative is being used to hedge changes in fair value or cash flows.

The accounting guidance for hybrid financial instruments permits an entity to elect fair value remeasurement for any hybrid financial instrument if the hybrid instrument contains an embedded derivative that would otherwise be required to be bifurcated and accounted for separately under accounting guidance for derivative instruments and hedging activities. The election to measure the hybrid instrument at fair value is made on an instrument-by-instrument basis and is irreversible. Certain subsidiaries in the Financial Services segment have hybrid financial instruments, disclosed in Note 7 as debt securities, that contain embedded derivatives where the entire instrument is carried at fair value.

In accordance with accounting guidance for derivative instruments and hedging activities, various derivative financial instruments held by Sony are classified and accounted for as described below.

Fair value hedges

Changes in the fair value of derivatives designated and effective as fair value hedges for recognized assets or liabilities or unrecognized firm commitments are recognized in earnings as offsets to changes in the fair value of the related hedged assets or liabilities.

Cash flow hedges

Changes in the fair value of derivatives designated and effective as cash flow hedges for forecasted transactions or exposures associated with recognized assets or liabilities are initially recorded in other comprehensive income and reclassified into earnings when the hedged transaction affects earnings. Changes in the fair value of the ineffective portion are recognized in current period earnings.

Derivatives not designated as hedges

Changes in the fair value of derivatives that are not designated as hedges are recognized in current period earnings.

Assessment of hedges

When applying hedge accounting, Sony formally documents all hedging relationships between the derivatives designated as hedges and the hedged items, as well as its risk management objectives and strategies for undertaking various hedging activities. Sony links all hedges that are designated as fair value or cash flow hedges to specific assets or liabilities on the consolidated balance sheets or to the specific forecasted transactions. Sony also assesses, both at the inception of the hedge and on an on-going basis, whether the derivatives that are designated as hedges are highly effective in offsetting changes in fair value or cash flows of hedged items. When it is determined that a derivative is not highly effective as a hedge, Sony discontinues hedge accounting. Hedge ineffectiveness, if any, is included in the current period earnings.

Stock-based compensation -

Sony accounts for stock-based compensation using the fair value based method, measured on the date of grant using the Black-Scholes option-pricing model. The expense is mainly included in selling, general and administrative expenses. Stock-based compensation is recognized, net of an estimated forfeiture rate, over the requisite service period using the accelerated method of amortization for grants with graded vesting. The estimated forfeiture rate is based on Sony’s historical experience in the stock acquisition rights plans where the majority of the vesting terms have been satisfied.

Revenue recognition -

Revenues from sales in the IP&S, Game, MP&C, HE&S, Devices and Music segments are recognized when persuasive evidence of an arrangement exists, delivery has occurred or services have been rendered, the sales price is fixed or determinable, and collectability is reasonably assured. Delivery is considered to have occurred when the customer has taken title to the product and the risks and rewards of ownership have been substantively transferred. If the sales contract contains a customer acceptance provision, then sales are recognized after customer acceptance occurs or the acceptance provisions lapse. Revenues are recognized net of anticipated returns and sales incentives.

Revenue arrangements with customers may include multiple elements, including any combination of products, services and software. An example includes sales of electronics products with rights to receive promotional goods. For Sony’s multiple element arrangements where at least one of the elements is not subject to existing software revenue recognition guidance, elements are separated into more than one unit of accounting when the delivered element(s) have value to the customer on a standalone basis, and delivery of the undelivered element(s) is probable and substantially in the control of Sony. Revenue is then allocated to each unit of accounting based on the relative selling price of each unit of accounting based first on vendor-specific objective evidence of selling price (“VSOE”) if it exists, based next on third-party evidence of selling price (“TPE”) if VSOE does not exist, and, finally, if both VSOE and TPE do not exist, based on estimated selling prices (“ESP”). VSOE is limited to either the price charged for an element when it is sold separately or, for an element not yet being sold separately, the price established by management having the relevant authority; it must be probable that the price, once established, will not change before the separate introduction of the element into the market place. TPE is the price of Sony’s or any competitor’s largely interchangeable products or services in standalone sales to similarly situated customers. ESP is the price at which Sony would transact if the element were sold by Sony regularly on a standalone basis. When determining ESP, Sony considers all relevant inputs, including sales, cost and margin analysis of the product, targeted rate of return of the product, competitors’ and Sony’s pricing practices and customer perspectives.

Certain software products published by Sony provide limited on-line features at no additional cost to the customer. Generally, such features are considered to be incidental to the overall software product and an inconsequential deliverable. Accordingly, revenue related to software products containing these limited on-line features is not deferred. In instances where the software products’ on-line features or additional functionality is considered a substantive deliverable in addition to the software product, revenue and costs of sales are recognized ratably over an estimated service period, which is estimated to be six months.

Revenues from the theatrical exhibition of motion pictures are recognized as the customer exhibits the film. Revenues from the licensing of motion picture and television product are recorded when the product is available for exploitation by the licensee and when any restrictions regarding the use of the product lapse. Revenues from the sale of DVDs and Blu-ray Disc™, net of anticipated returns and sales incentives, are recognized upon availability of sale to the public. Revenues from the sale of broadcast advertising are recognized when the advertisement is aired. Revenues from subscription fees received by the television networks are recognized when the service is provided.

Traditional life insurance policies that the life insurance subsidiary underwrites, most of which are categorized as long-duration contracts, mainly consist of whole life, term life and accident and health insurance contracts. Premiums from these policies are reported as revenue when due from policyholders.

Amounts received as payment for non-traditional contracts such as interest sensitive whole life contracts, single payment juvenile contracts and other contracts without life contingencies are recognized in policyholders’ account in the life insurance business. Revenues from these contracts are comprised of fees earned for administrative and contract-holder services, which are recognized over the period of the contracts, and included in financial services revenue.

Property and casualty insurance policies that the non-life insurance subsidiary underwrites are primarily automotive insurance contracts which are categorized as short-duration contracts. Premiums from these policies are reported as revenue over the period of the contract in proportion to the amount of insurance protection provided.

Revenue is recognized net of any taxes collected from customers and subsequently remitted to governmental authorities.

Consideration given to a customer or a reseller -

Sales incentives or other cash consideration given to a customer or a reseller including payments for buydowns, slotting fees and cooperative advertising programs, are accounted for as a reduction of revenue unless Sony receives an identifiable benefit (goods or services) in exchange for the consideration, the fair value of the benefit is reasonably estimated and documentation from the reseller is received to support the amounts paid to the reseller. Payments meeting these criteria are recorded as selling, general and administrative expenses. For the fiscal years ended March 31, 2011, 2012 and 2013, consideration given to a reseller, primarily for free promotional shipping and cooperative advertising programs included in selling, general and administrative expenses totaled 23,250 million yen, 17,641 million yen and 14,643 million yen, respectively.

Cost of sales -

Costs classified as cost of sales relate to the producing and manufacturing of products and include items such as material cost, subcontractor cost, depreciation of fixed assets, amortization of intangible assets, personnel expenses, research and development costs, and amortization of film costs related to motion picture and television product.

Research and development costs -

Research and development costs, included in cost of sales, include items such as salaries, personnel expenses and other direct and indirect expenses associated with research and product development. Research and development costs are expensed as incurred.

Selling, general and administrative -

Costs classified as selling expense relate to promoting and selling products and include items such as advertising, promotion, shipping, and warranty expenses. General and administrative expenses include operating items such as officers’ salaries, personnel expenses, depreciation of fixed assets, office rental for sales, marketing and administrative divisions, a provision for doubtful accounts and amortization of intangible assets.

Financial services expenses -

Financial services expenses include a provision for policy reserves and amortization of deferred insurance acquisition costs, and all other operating costs such as personnel expenses, depreciation of fixed assets, and office rental of subsidiaries in the Financial Services segment.

Advertising costs -

Advertising costs are expensed when the advertisement or commercial appears in the selected media.

Shipping and handling costs -

The majority of shipping and handling, warehousing and internal transfer costs for finished goods are included in selling, general and administrative expenses. An exception to this is in the Pictures segment where such costs are charged to cost of sales as they are an integral part of producing and distributing films. All other costs related to Sony’s distribution network are included in cost of sales, including inbound freight charges, purchasing and receiving costs, inspection costs and warehousing costs for raw materials and in-process inventory. Amounts paid by customers for shipping and handling costs are included in net sales.

Income taxes -

The provision for income taxes is computed based on the pretax income included in the consolidated statements of income, and the tax liability attributed to undistributed earnings of subsidiaries and affiliated companies accounted for by the equity method expected to be remitted in the foreseeable future. The asset and liability approach is used to recognize deferred tax assets and liabilities for the expected future tax consequences of temporary differences between the carrying amounts and the tax bases of assets and liabilities.

Carrying amounts of deferred tax assets require a reduction by a valuation allowance if, based on the available evidence, it is more likely than not that such assets will not be realized. Accordingly, the need to establish valuation allowances for deferred tax assets is assessed periodically with appropriate consideration given to all positive and negative evidence related to the realization of the deferred tax assets. Management’s judgments related to this assessment consider, among other matters, the nature, frequency and severity of current and cumulative losses on an individual tax jurisdiction basis, forecasts of future profitability after consideration of uncertain tax positions, excess of appreciated asset value over the tax basis of net assets, the duration of statutory carryforward periods, the past utilization of net operating loss carryforwards prior to expiration, as well as prudent and feasible tax planning strategies which would be employed by Sony to prevent net operating loss and tax credit carryforwards from expiring unutilized.

Sony records assets and liabilities for unrecognized tax benefits resulting from uncertain tax positions taken or expected to be taken in a tax return. Sony continues to recognize interest and penalties, if any, with respect to income taxes, including unrecognized tax benefits, as interest expense and as income tax expense, respectively, in the consolidated statements of income. The amount of income taxes Sony pays is subject to ongoing audits by various taxing authorities, which may result in proposed assessments. In addition, several significant items related to intercompany transfer pricing are currently the subject of negotiations between taxing authorities in different jurisdictions as a result of pending advance pricing agreement applications. Sony’s estimate for the potential outcome for any uncertain tax issues is judgmental and requires significant estimates. Sony assesses its income tax positions and records tax benefits for all years subject to examinations based upon the evaluation of the facts, circumstances and information available at that reporting date. For those tax positions for which it is more likely than not that a tax benefit will be sustained, Sony records the amount that has a greater than 50% likelihood of being realized upon settlement with a taxing authority that has full knowledge of all relevant information. If Sony does not believe that it is more likely than not that a tax benefit will be sustained, no tax benefit is recognized. However, Sony’s future results may include favorable or unfavorable adjustments to Sony’s estimated tax liabilities due to closure of income tax examinations, the outcome of negotiations between taxing authorities in different jurisdictions, new regulatory or judicial pronouncements or other relevant events. As a result, the amount of unrecognized tax benefits, and the effective tax rate, may fluctuate significantly.

Net income (loss) attributable to Sony Corporation’s stockholders per share (“EPS”) -

Basic EPS is computed based on the weighted-average number of shares of common stock outstanding during each period. The computation of diluted EPS reflects the maximum possible dilution from conversion, exercise, or contingent issuance of securities. All potentially dilutive securities are excluded from the calculation in a situation where there is a net loss attributable to Sony Corporation’s stockholders.

(2)	Recently adopted accounting pronouncements:

Accounting for costs associated with acquiring or renewing insurance contracts -

In October 2010, the Financial Accounting Standards Board (“FASB”) issued new accounting guidance for costs associated with acquiring or renewing insurance contracts. Under the new guidance, acquisition costs are to include only those costs that are directly related to the acquisition or renewal of insurance contracts by applying a model similar to the accounting for loan origination costs. Entities may defer incremental direct costs of contract acquisitions that are incurred in transactions with independent third parties or employees as well as the portion of employee compensation and other costs directly related to underwriting, policy issuance and processing, medical inspection, and contract selling for successfully negotiated contracts. Additionally, entities may capitalize as a deferred acquisition cost only those advertising costs meeting the capitalization criteria for direct-response advertising. This guidance was effective for Sony as of April 1, 2012. Sony applied this guidance prospectively from the date of adoption. The adoption of this guidance did not have a material impact on Sony’s results of operations and financial position.

Presentation of comprehensive income -

In June 2011, the FASB issued new accounting guidance for the presentation of comprehensive income. The amendments require entities to report components of comprehensive income in either a continuous statement of comprehensive income or two separate but consecutive statements. This change is effective for fiscal years, and interim periods within those years, beginning after December 15, 2011 and is applied retrospectively. The guidance was effective for Sony as of April 1, 2012. Since this guidance impacts disclosures only, its adoption did not have an impact on Sony’s results of operations and financial position.

Testing goodwill for impairment -

In September 2011, the FASB issued new accounting guidance to simplify how entities test goodwill for impairment. The new guidance allows entities an option to first assess qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount as a basis for determining if it is necessary to perform the two-step quantitative goodwill impairment test. Under the new guidance, entities are no longer required to calculate the fair value of a reporting unit unless the entities determine, based on the qualitative assessment, that it is more likely than not that its fair value is less than its carrying amount. The new guidance is effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011. This guidance was effective for Sony as of April 1, 2012. The adoption of this guidance did not have a material impact on Sony’s results of operations and financial position.

Impairment of unamortized film costs -

In October 2012, the FASB issued new accounting guidance for the impairment of unamortized film costs. The new guidance has the effect of incorporating into the impairment analysis of unamortized film costs only information that was known or knowable as of the balance sheet date, consistent with how information is incorporated into other fair value measurements. This guidance was effective for Sony for impairment assessments performed on or after December 15, 2012. Sony applied this guidance prospectively from the date of adoption. The adoption of this guidance did not have a material impact on Sony’s results of operations and financial position.

(3)	Recent accounting pronouncements not yet adopted:

Disclosure about balance sheet offsetting -

In December 2011, the FASB issued new accounting guidance which requires entities to disclose information about offsetting and related arrangements to enable financial statement users to understand the effect of such arrangements on the statement of financial position as well as to improve comparability of balance sheets prepared under U.S. GAAP and IFRS. The new guidance is required to be applied retrospectively and is effective for Sony as of April 1, 2013. Subsequently, in January 2013, the FASB issued updated accounting guidance of clarifying the scope of disclosures about offsetting assets and liabilities. Since this guidance impacts disclosures only, its adoption will not have an impact on Sony’s results of operations and financial position.

Testing indefinite lived intangible assets for impairment -

In July 2012, the FASB issued new accounting guidance to simplify how entities test indefinite lived intangible assets for impairment. The new guidance allows entities an option to first assess a qualitative factors to determine whether it is more likely than not indefinite lived intangible assets is impaired as a basis for determining if it is necessary to perform the quantitative impairment test. Under the new guidance, entities are no longer required to calculate the fair value of the assets unless the entities determine, based on the qualitative assessment, that it is more likely than not that indefinite lived intangible assets is impaired. The new guidance is effective for annual and interim impairment tests performed for fiscal years beginning after September 15, 2012. This guidance is effective for Sony as of April 1, 2013. The adoption of this guidance is not expected to have a material impact on Sony’s results of operations and financial position.

Presentation of amounts reclassified out of accumulated other comprehensive income -

In February 2013, the FASB issued new accounting guidance for reporting of amounts reclassified out of accumulated other comprehensive income. The amendments require entities to report the significant reclassifications out of accumulated other comprehensive income if the amount is required to be reclassified in its entirety to net income. For other amounts that are not required to be reclassified in their entirety to net income in the same reporting period, an entity is required to cross-reference other disclosures required that provide additional detail about those amounts. This guidance is effective for Sony as of April 1, 2013. Sony will apply this guidance prospectively from the date of adoption. Since this guidance impacts disclosure only, its adoption will not have an impact on Sony’s results of operations and financial position.

Obligations resulting from joint and several liability arrangements for which the total amount of the obligation is fixed at the reporting date -

In February 2013, the FASB issued new accounting guidance for obligations resulting from joint and several liability arrangements for which the total amount of the obligation is fixed at the reporting date. This guidance requires an entity to measure obligations resulting from joint and several liability arrangements for which the total amount of the obligation within the scope of this guidance is fixed at the reporting date, as the sum of the amount the reporting entity agreed to pay on the basis of its arrangement among its co-obligors, plus any additional amount the reporting entity expects to pay on behalf of its co-obligors. The new guidance is effective for fiscal years, and interim periods within those years, beginning after December 15, 2013. This guidance is effective for Sony as of April 1, 2014. Sony is currently evaluating the impact of adopting this guidance.

Parent’s accounting for the cumulative translation adjustment upon derecognition of certain subsidiaries or groups of assets within a foreign entity or of an investment in a foreign entity -

In March 2013, the FASB issued new accounting guidance for the parent’s accounting for the cumulative translation adjustment upon derecognition of certain subsidiaries or groups of assets within a foreign entity or of an investment in a foreign entity. This new guidance resolved diversity in practice and clarifies the applicable guidance for the release of the cumulative translation adjustment when the parent sells a part or all of its investment in a foreign entity, ceases to have a controlling financial interest in a subsidiary or group of assets that is a business within a foreign entity, or obtains control in a business combination achieved in stages involving an equity method investment that is a foreign entity. After adoption of this guidance, any accumulated translation adjustments associated with a previously held equity interest, will be included in earnings in a business combination achieved in stages. This guidance is effective for Sony as of April 1, 2014. Sony will apply this guidance prospectively from the date of adoption. The effect of this guidance will depend on the nature and significance of transactions after the adoption date.

(4)	Reclassifications:

Certain reclassifications of the financial statements and accompanying footnotes for the fiscal years ended March 31, 2011 and 2012 have been made to conform to the presentation for the fiscal year ended March 31, 2013.

(5)	Out of period adjustments:

In the first quarter of the fiscal year ended March 31, 2012, Sony recorded an out of period adjustment to correct an error in the calculation of indirect taxes at a subsidiary. The indirect tax calculation error began in 2005 and continued until it was identified by Sony in the first quarter of the fiscal year ended March 31, 2012. The adjustment, which primarily related to the HE&S segment, impacted net sales, selling, general and administrative expenses and interest expenses and, in the aggregate, increased loss before income taxes in consolidated statements of income by 4,413 million yen for the fiscal year ended March 31, 2012. Sony determined that the adjustment was not material to the consolidated financial statements for any prior annual or interim periods and for the fiscal year ended March 31, 2012.

Inventories	12 Months Ended
Mar. 31, 2013
Inventories
3.	Inventories

Inventories are comprised of the following:

	Yen in millions
	March 31
	2012	2013
Finished products	498,430	489,519
Work in process	88,236	85,631
Raw materials, purchased components and supplies	120,386	134,904

	707,052	710,054

Film Costs	12 Months Ended
Mar. 31, 2013
Film Costs
4.	Film costs

Film costs are comprised of the following:

	Yen in millions
	March 31
	2012	2013
Motion picture productions:
Released	98,910	90,716
Completed and not released	10,800	2,420
In production and development	102,295	111,365
Television productions:
Released	44,461	49,651
In production and development	2,853	2,820
Broadcasting rights	27,830	37,189
Less: current portion of broadcasting rights included in inventories	(17,101)	(24,072)

Film costs	270,048	270,089

Sony estimates that approximately 87% of the unamortized costs of released films at March 31, 2013 will be amortized within the next three years. Approximately 67 billion yen of completed film costs are expected to be amortized during the next twelve months. Approximately 104 billion yen of accrued participation liabilities included in accounts payable, other and accrued expenses are expected to be paid during the next twelve months.

Related party transactions	12 Months Ended
Mar. 31, 2013
Related party transactions
5.	Related party transactions

Sony accounts for its investments in affiliated companies over which Sony has significant influence under the equity method. In addition, investments in general partnerships in which Sony does not have a controlling interest and limited partnerships are also accounted for under the equity method if more than minor influence over the operation of the investee exists (generally through more than 3-5% ownership).

During fiscal year ended March 31, 2012, Sony Corporation acquired the remaining interests in Sony Ericsson Mobile Communications AB (“Sony Ericsson”) and sold all of its shares of S-LCD Corporation (“S-LCD”), both of which were considered significant equity affiliates. There are no remaining individually significant investments following these transactions.

The summarized combined financial information that is based on information provided by the equity investees including information for significant equity affiliates and the reconciliation of such information to the consolidated financial statements is shown below:

Balance Sheets

	Yen in millions
	March 31
	2012	2013
Current assets	167,786	254,606
Noncurrent assets	168,143	513,104
Current liabilities	93,535	205,749
Noncurrent liabilities and noncontrolling interests	79,513	308,410
Percentage of ownership in equity investees	20%-50%	20%-50%

Statements of Income

	Yen in millions
	Fiscal year ended March 31, 2011
	Sony Ericsson	S-LCD	Others	Total
Net revenues	673,464	807,955	268,604	1,750,023

Operating income (loss)	16,453	12,527	17,630	46,610
Other income (expense), net	(1,572)	(4,119)

Income (loss) before income taxes	14,881	8,408
Income tax (expense) benefit	(6,065)	3,094
Net income (loss) attributable to noncontrolling interests	(520)	—

Net income (loss) attributable to controlling interests	8,296	11,502	8,895	28,693
Percentage of ownership in equity investees	50%	50%	20%-50%
Equity in net income (loss) of affiliated companies, before consolidating and reconciling adjustments	4,148	5,751
Consolidating and reconciling adjustments:
Other	7	1,463

Equity in net income (loss) of affiliated companies	4,155	7,214	2,693	14,062

	Yen in millions
	Fiscal year ended March 31, 2012
	Sony Ericsson	S-LCD	Others	Total
Net revenues	475,898	146,002	123,610	745,510

Operating income (loss)	(44,239)	(4,644)	5,247	(43,636)
Other income (expense), net	4,504	(3,098)

Income (loss) before income taxes	(39,735)	(7,742)
Income tax (expense) benefit	(73,054)	(374)
Net income (loss) attributable to noncontrolling interests	(2,729)	—

Net income (loss) attributable to controlling interests	(115,518)	(8,116)	950	(122,684)
Percentage of ownership in equity investees	50%	50%	20%-50%
Equity in net income (loss) of affiliated companies, before consolidating and reconciling adjustments	(57,759)	(4,058)
Consolidating and reconciling adjustments:
Impairment loss including translation adjustments	—	(60,019)
Other	79	(1)

Equity in net income (loss) of affiliated companies	(57,680)	(64,078)	61	(121,697)

Yen in millions
Fiscal year ended March 31, 2013
Net revenues	193,405
Operating income (loss)	(14,759)
Net income (loss) attributable to controlling interests	(26,026)
Percentage of ownership in equity investees	20%-50%

Sony Ericsson, a 50/50 joint venture with Telefonaktiebolaget LM Ericsson (“Ericsson”) focused on mobile phone handsets, was established in October 2001 and was included in affiliated companies accounted for under the equity method through February 15, 2012. On February 15, 2012, Sony Corporation acquired Ericsson’s 50 percent stake in Sony Ericsson, making the mobile handset business a wholly-owned subsidiary of Sony Corporation. Refer to Note 24.

S-LCD, a joint venture with Samsung Electronics Co., Ltd. (“Samsung”) focused on manufacturing amorphous TFT panels, was established in April 2004 with Sony’s ownership interest of 50% minus 1 share. S-LCD was strategic to Sony’s television business as it provided a source of high quality large screen LCD panels to differentiate Sony’s Bravia LCD televisions. In June 2011, S-LCD decreased its capital stock by 0.6 trillion Korean won and Sony received a cash distribution of 22,100 million yen from S-LCD. However, LCD panel and television market conditions became increasingly challenging and in order to respond to the situation and to strengthen their respective market competitiveness, Sony and Samsung agreed to shift to a new LCD panel business alliance in December 2011. As a result of this agreement, on January 19, 2012, Sony sold to Samsung all of its shares of S-LCD, and received cash consideration of 71,986 million yen (1.07 trillion Korean won) from Samsung. Following the transaction S-LCD was no longer an equity affiliate. During the fiscal year ended March 31, 2012, Sony recorded a 60,019 million yen other-than-temporary impairment loss on its share of S-LCD, including the reclassification to net income of foreign currency translation adjustments and the impact of exchange rate fluctuations between the initial impairment loss and closing of the sale to Samsung. Cash proceeds from the sale of the investment in S-LCD are included in sales of securities investments in the consolidated statements of cash flows.

On June 29, 2012, an investor group which included a wholly owned subsidiary of Sony Corporation completed its acquisition of EMI Music Publishing. To effect the acquisition, the investor group formed DH Publishing, L.P. (“DHP”) which acquired EMI Music Publishing for total consideration of 2.2 billion U.S. dollars. Sony invested 320 million U.S. dollars in DHP, through Nile Acquisition LLC, for a 39.8% equity interest. Nile Acquisition LLC is a joint venture with the third party investor of Sony’s U.S. based music publishing subsidiary in which Sony holds a 74.9% ownership interest. In addition, DHP entered into an agreement with Sony’s U.S. based music publishing subsidiary in which the subsidiary provides administration services to DHP. Sony accounts for its interest in DHP under the equity method. DHP was determined to be a variable interest entity as described in Note 23.

On February 25, 2013, Sony sold 95,000 shares of its 886,908 shares of M3, Inc. (“M3”), a consolidated subsidiary of Sony, to a third party for cash consideration of 14,236 million yen, which is included within other in the investing activities section of the consolidated statements of cash flows. In connection with the sale, Sony recorded a gain of 122,160 million yen in other operating (income) loss, net in the consolidated statements of income for the fiscal year ended March 31, 2013. Of this gain, 117,216 million yen relates to the remeasurement to fair value, using M3’s closing stock price on the date of the sale, of the remaining 791,908 shares of M3 (49.8% of the issued and outstanding shares of M3) that Sony continues to own after the sale in accordance with the accounting guidance for deconsolidation of a subsidiary. Sony will remain a major shareholder of M3 and will continue to pursue opportunities to collaborate with M3 in certain business areas, including medical. Sony accounts for its remaining interest in M3 under the equity method.

The carrying value of Sony’s investment in M3 exceeded its proportionate share in the underlying net assets of M3 by 117,014 million yen at March 31, 2013. The excess is substantially attributable to the remeasurement to fair value of the remaining shares of M3, and allocated to identifiable tangible and intangible assets. The intangible assets relate primarily to M3’s medical web-portal. The unassigned residual value of the excess is recognized as goodwill as a component of the investment balance. The amounts allocated to intangible assets are amortized net of the related tax effects to equity in net income (loss) of affiliated companies over their respective estimated useful lives, principally 10 years, using the straight-line method.

With the exception of M3 as described above, there was no significant difference between Sony’s proportionate share in the underlying net assets of the investees and the carrying value of investments in affiliated companies at March 31, 2012 and 2013.

With the exception of the investment in M3 which is quoted on the Tokyo Stock Exchange and has a carrying and fair value at March 31, 2013 of 128,815 million yen and 144,048 million yen, respectively, there were no affiliated companies accounted for under the equity method with a market quotation at March 31, 2012 and 2013.

The number of affiliated companies accounted for under the equity method at March 31, 2012 and 2013 were 95 and 101, respectively.

Account balances and transactions with affiliated companies accounted for under the equity method are presented below:

	Yen in millions
	March 31
	2012	2013
Accounts receivable, trade	4,125	7,294

Accounts payable, trade	508	880
Capital lease obligations	39,080	27,485

	Yen in millions
	Fiscal year ended March 31
	2011	2012	2013
Sales	96,164	79,677	18,565

Purchases	383,922	157,930	1,725
Lease payments	—	24,159	25,523

SFI Leasing Company, Limited (“SFIL”), a leasing company in Japan, is accounted for under the equity method and 34% is owned by Sony after deconsolidation in November 2010. Sony entered into sale and leaseback transactions regarding certain machinery and equipment with SFIL in the fiscal years ended March 31, 2012 and 2013. Refer to Notes 8 and 24.

Dividends from affiliated companies accounted for under the equity method for the fiscal years ended March 31, 2011, 2012 and 2013 were 2,583 million yen, 1,964 million yen and 2,360 million yen, respectively.

During the fiscal year ended March 31, 2012 and prior to the sale of its shares of S-LCD, Sony paid additional LCD panel related expenses of 22,759 million yen (292 million U.S. dollars) resulting from low capacity utilization of S-LCD.

Transfer of financial assets	12 Months Ended
Mar. 31, 2013
Transfer of financial assets
6.	Transfer of financial assets

The below transactions are accounted for as sales in accordance with the accounting guidance for transfers of financial assets, because Sony has relinquished control of the receivables. In each case, losses from these transactions were insignificant, and although Sony continues servicing the receivables subsequent to being sold or contributed, no servicing liabilities are recorded as the costs of collection of the sold receivables are insignificant. Other than the cash proceeds from the sales below, net cash flows related to these transactions, including servicing fees, for the fiscal years ended March 31, 2011, 2012 and 2013 were insignificant.

Sony has established several accounts receivable sales programs in Japan whereby Sony can sell up to 53,700 million yen of eligible trade accounts receivable in the aggregate at any one time. Through these programs, Sony can sell receivables to special purpose entities owned and operated by banks. Sony can sell receivables in which the agreed upon original due dates are no more than 190 days after the sales of receivables. Total trade accounts receivable sold during the fiscal years ended March 31, 2011, 2012 and 2013 were 136,232 million yen, 126,513 million yen and 105,888 million yen, respectively.

A subsidiary of the Financial Services segment has established several receivables sales programs whereby the subsidiary can sell up to 24,000 million yen of eligible receivables in the aggregate at any one time. Through these programs, the subsidiary can sell receivables to special purpose entities owned and operated by banks. The subsidiary can sell receivables in which the agreed upon original due dates are no more than 180 days after the sales of receivables. Total receivables sold during the fiscal years ended March 31, 2011, 2012 and 2013 were 166,025 million yen, 130,060 million yen and 89,700 million yen, respectively.

Sony has established an accounts receivable sales program in the United States whereby Sony’s U.S. subsidiary can sell up to 350 million U.S. dollars of eligible trade accounts receivables in the aggregate at any one time to a commercial bank. The program requires that a portion of the sales proceeds be held back and deferred until collection of the related receivables by the purchaser. The portion of the sales proceeds held back and deferred is initially recorded at estimated fair value, is included in other current assets and was 16,272 million yen at March 31, 2012 and 4,462 million yen at March 31, 2013. Sony includes collections on such receivables as cash flows within operating activities in the consolidated statements of cash flows since the receivables are the result of operating activities and the associated interest rate risk is insignificant due to its short-term nature. Total trade receivables sold, deferred proceeds from those sales and collections of deferred proceeds during the fiscal years ended March 31, 2011, 2012 and 2013 are as follows:

	Yen in millions
	Fiscal year ended March 31
	2011	2012	2013
Total trade receivables sold	414,147	476,855	355,872
Deferred proceeds	185,647	117,343	8,098
Collections of deferred proceeds	153,550	132,636	20,608

During the fiscal year ended March 31, 2013, Sony established an accounts receivable sales program whereby Sony can sell eligible trade accounts receivables held by certain subsidiaries in Europe denominated in several currencies, primarily the euro, to a commercial bank on an uncommitted basis. The maximum receivables that may be sold at any one time in the aggregate translates into approximately 72,500 million yen as of March 31, 2013. Sony can sell receivables in which the agreed upon original due dates are no more than 150 days after the date the receivables are sold. Total receivables sold during the fiscal year ended March 31, 2013 was 66,020 million yen.

Certain of the accounts receivable sales programs above also involve variable interest entities (“VIEs”). Refer to Note 23.

Marketable securities and securities investments	12 Months Ended
Mar. 31, 2013
Marketable securities and securities investments
7.	Marketable securities and securities investments

Marketable securities and securities investments, mainly included in the Financial Services segment, are comprised of debt and equity securities of which the aggregate cost, gross unrealized gains and losses and fair value pertaining to available-for-sale securities and held-to-maturity securities are as follows:

	Yen in millions
	March 31, 2012				March 31, 2013
	Cost	Gross unrealized gains	Gross unrealized losses	Fair value	Cost	Gross unrealized gains	Gross unrealized losses	Fair value
Available-for-sale:
Debt securities:
Japanese national government bonds	1,036,946	55,384	(879)	1,091,451	1,106,265	114,806	(463)	1,220,608
Japanese local government bonds	33,513	163	(1)	33,675	66,553	643	(1)	67,195
Japanese corporate bonds	293,885	1,489	(224)	295,150	210,519	1,715	(70)	212,164
Foreign corporate bonds	377,609	4,705	(7,063)	375,251	425,892	17,502	(620)	442,774
Other	22,383	1,548	(6)	23,925	20,607	4,431	(2)	25,036

	1,764,336	63,289	(8,173)	1,819,452	1,829,836	139,097	(1,156)	1,967,777

Equity securities	60,694	53,016	(1,513)	112,197	89,079	44,443	(997)	132,525

Held-to-maturity Securities:
Japanese national government bonds	3,404,069	157,740	(4,499)	3,557,310	3,876,600	545,188	—	4,421,788
Japanese local government bonds	12,592	277	—	12,869	7,195	432	—	7,627
Japanese corporate bonds	31,379	1,501	—	32,880	28,918	3,571	—	32,489
Foreign corporate bonds	46,441	10	—	46,451	52,738	20	—	52,758

	3,494,481	159,528	(4,499)	3,649,510	3,965,451	549,211	—	4,514,662

Total	5,319,511	275,833	(14,185)	5,581,159	5,884,366	732,751	(2,153)	6,614,964

On September 28, 2012, Sony entered into a business alliance agreement and capital alliance agreement with Olympus Corporation (“Olympus”). Under the terms of the capital alliance agreement, Olympus issued 34,387,900 common shares at 1,454 yen per share to Sony through a third-party allotment in two tranches. Accordingly, Sony made an investment of 19,047 million yen on October 23, 2012 for the first third-party allotment of 13,100,000 shares and acquired 4.35% of the total voting rights of Olympus. In addition, Sony made an investment of 30,953 million yen on February 22, 2013 for the second third-party allotment of 21,287,900 shares and acquired an additional 7.07% of the total voting rights of Olympus. As a result, Sony increased its ownership of the total voting rights of Olympus to 11.46%. The investment in Olympus shares is classified as available-for-sale equity securities.

The following table presents the cost and fair value of debt securities classified as available-for-sale securities and held-to-maturity securities by contractual maturity:

	Yen in millions
	March 31, 2013
	Available-for-sale securities		Held-to-maturity securities
	Cost	Fair Value	Cost	Fair Value
Due in one year or less	160,018	167,853	5,060	5,068
Due after one year through five years	526,540	536,129	20,124	20,828
Due after five years through ten years	258,717	268,767	31,206	33,720
Due after ten years	884,561	995,028	3,909,061	4,455,046

Total	1,829,836	1,967,777	3,965,451	4,514,662

Proceeds from sales of available-for-sale securities were 532,619 million yen, 177,850 million yen and 143,437 million yen for the fiscal years ended March 31, 2011, 2012 and 2013, respectively. On these sales, gross realized gains were 38,654 million yen, 9,593 million yen and 46,865 million yen and gross realized losses were 2,014 million yen, 1,834 million yen and 527 million yen, respectively.

Marketable securities classified as trading securities at March 31, 2012 and 2013 were 433,491 million yen and 530,787 million yen, respectively, which consist of debt and equity securities.

In the ordinary course of business, Sony maintains long-term investment securities, included in securities investments and other, issued by a number of non-public companies. The aggregate carrying amounts of the investments in non-public companies at March 31, 2012 and 2013, totaled 93,050 million yen and 68,329 million yen, respectively. Non-public equity investments are primarily valued at cost as fair value is not readily determinable.

With respect to trading securities, primarily in the Financial Services segment, Sony recorded net unrealized losses of 10,768 million yen for the fiscal year ended March 31, 2011, net unrealized gains of 21,216 million yen for the fiscal year ended March 31, 2012 and net unrealized gains of 72,793 million yen for the fiscal year ended March 31, 2013. Changes in the fair value of trading securities are primarily recognized in financial services revenue in the consolidated statements of income.

The following tables present the gross unrealized losses on, and fair value of, Sony’s investment securities with unrealized losses, aggregated by investment category and the length of time that individual investment securities have been in a continuous unrealized loss position, at March 31, 2012 and 2013.

	Yen in millions
	March 31, 2012
	Less than 12 months		12 months or more		Total
	Fair value	Unrealized losses	Fair value	Unrealized losses	Fair value	Unrealized losses
Available-for-sale:
Debt securities:
Japanese national government bonds	55,450	(877)	3,048	(2)	58,498	(879)
Japanese local government bonds	2,364	(1)	—	—	2,364	(1)
Japanese corporate bonds	1,034	(196)	25,243	(28)	26,277	(224)
Foreign corporate bonds	68,277	(6,065)	83,650	(998)	151,927	(7,063)
Other	335	(6)	—	—	335	(6)

	127,460	(7,145)	111,941	(1,028)	239,401	(8,173)

Equity securities	4,337	(318)	16,826	(1,195)	21,163	(1,513)

Held-to-maturity Securities:
Japanese national government bonds	—	—	333,702	(4,499)	333,702	(4,499)
Japanese local government bonds	70	(0)	—	—	70	(0)
Japanese corporate bonds	—	—	—	—	—	—
Foreign corporate bonds	—	—	—	—	—	—

	70	(0)	333,702	(4,499)	333,772	(4,499)

Total	131,867	(7,463)	462,469	(6,722)	594,336	(14,185)

	Yen in millions
	March 31, 2013
	Less than 12 months		12 months or more		Total
	Fair value	Unrealized losses	Fair value	Unrealized losses	Fair value	Unrealized losses
Available-for-sale:
Debt securities:
Japanese national government bonds	3,383	(0)	46,796	(463)	50,179	(463)
Japanese local government bonds	592	(1)	—	—	592	(1)
Japanese corporate bonds	4,731	(7)	5,271	(63)	10,002	(70)
Foreign corporate bonds	28,133	(83)	19,228	(537)	47,361	(620)
Other	61	(0)	144	(2)	205	(2)

	36,900	(91)	71,439	(1,065)	108,339	(1,156)

Equity securities	10,458	(933)	75	(64)	10,533	(997)

Held-to-maturity Securities:
Japanese national government bonds	—	—	—	—	—	—
Japanese local government bonds	—	—	—	—	—	—
Japanese corporate bonds	—	—	—	—	—	—
Foreign corporate bonds	—	—	—	—	—	—

	—	—	—	—	—	—

Total	47,358	(1,024)	71,514	(1,129)	118,872	(2,153)

For the fiscal years ended March 31, 2011, 2012 and 2013, total realized impairment losses were 9,763 million yen, 5,530 million yen and 8,554 million yen, respectively.

At March 31, 2013, Sony determined that the decline in value for securities with unrealized losses shown in the above table is not other-than-temporary in nature.

Leases	12 Months Ended
Mar. 31, 2013
Leases
8.	Leases

Sony leases certain communication and commercial equipment, plant, office space, warehouses, employees’ residential facilities and other assets. Certain of these leases have renewal and purchase options. Sony has also entered into capital lease arrangements with third parties to finance certain of its motion picture productions, as well as sale and leaseback transactions for office buildings, machinery and equipment.

(1)	Capital leases:

Leased assets under capital leases are comprised of the following:

	Yen in millions
	March 31
Class of property	2012	2013
Machinery, equipment and others	58,751	63,008
Film costs	9,465	9,147
Accumulated amortization	(20,514)	(36,287)

	47,702	35,868

The following is a schedule by year of the future minimum lease payments under capital leases together with the present value of the net minimum lease payments as of March 31, 2013:

Fiscal year ending March 31	Yen in millions
2014	20,535
2015	5,350
2016	3,248
2017	2,820
2018	2,585
Later years	6,286

Total minimum lease payments	40,824
Less — Amount representing interest	2,568

Present value of net minimum lease payments	38,256
Less — Current obligations	19,718

Long-term capital lease obligations	18,538

(2)	Operating leases:

The minimum rental payments required under operating leases that have initial or remaining noncancelable lease terms in excess of one year at March 31, 2013 are as follows:

Fiscal year ending March 31	Yen in millions
2014	57,598
2015	46,483
2016	35,633
2017	24,243
2018	19,724
Later years	54,025

Total minimum future rentals	237,706

Rental expenses under operating leases for the fiscal years ended March 31, 2011, 2012 and 2013 were 78,538 million yen, 76,188 million yen and 78,523 million yen, respectively. Sublease rentals received under operating leases for the fiscal years ended March 31, 2011, 2012 and 2013 were 1,974 million yen, 1,423 million yen and 904 million yen, respectively. The total minimum rentals to be received in the future under noncancelable subleases for operating leases as of March 31, 2013 were 3,104 million yen.

(3)	Sale and leaseback transactions:

Sony City Osaki sale and leaseback -

In February 2013, Sony sold its “Sony City Osaki” office building and premises (“Sony City Osaki”) to Nippon Building Fund Inc. and a Japanese institutional investor. The sale was structured such that Sony placed Sony City Osaki in a trust and then sold the trust beneficiary rights. In connection with the sale, Sony entered into an agreement to lease Sony City Osaki for a period of five years after the sale. The leaseback is accounted for as an operating lease.

The sale price was 111,100 million yen and Sony received net cash proceeds of 110,175 million yen after deducting transaction costs. The transaction qualified for sale-leaseback accounting as all the risk and rewards of ownership were transferred to the buyer upon closing of the transaction and the leaseback did not include any form of continuing involvement, other than a normal leaseback. As the leaseback represents more than a minor but less than substantially all of the use of the building, Sony recorded a gain upon the sale of 42,322 million yen in the fiscal year ended March 31, 2013, included in other operating (income) expenses, net. In addition to the gain recognized upon the sale, a gain of 24,982 million yen was required to be deferred and will be amortized on a straight-line basis and included in other operating (income) expense, net in the consolidated statements of income over the lease term. Of the remaining deferred gain as of March 31, 2013, 4,914 million yen is recorded in other current liabilities and 19,658 million yen in other noncurrent liabilities in the consolidated balance sheets.

550 Madison sale and leaseback -

In March 2013, Sony exercised its option to purchase the headquarters building (the “U.S. headquarters building”) of its U.S. subsidiary which was leased from a VIE in which Sony was the primary beneficiary for 255 million U.S. dollars. Concurrent with the exercise of the purchase option, Sony completed the sale of the U.S. headquarters building to a third party. In connection with the sale, Sony entered into an agreement to lease the U.S. headquarters building for a period of three years after the sale. The leaseback is accounted for as an operating lease.

The sale price was 1,100 million U.S. dollars and Sony received net cash proceeds of 780 million U.S. dollars after deducting the cost of the purchase option and other transaction costs. The transaction qualified for sale-leaseback accounting as all the risk and rewards of ownership were transferred to the buyer upon closing of the transaction and the leaseback did not include any form of continuing involvement, other than a normal leaseback. As the leaseback represents more than a minor but less than substantially all of the use of the building, Sony recorded a gain upon the sale of 691 million U.S. dollars in the fiscal year ended March 31, 2013, included in other operating (income) expense, net in the consolidated statements of income. In addition to the gain recognized upon the sale, a gain of 166 million U.S. dollars was required to be deferred and will be amortized on a straight-line basis and included in other operating (income) expense, net in the consolidated statements of income over the lease term. Of the remaining deferred gain as of March 31, 2013, 55 million U.S. dollars is recorded in other current liabilities and 109 million U.S. dollars in other noncurrent liabilities in the consolidated balance sheets.

Sale and leaseback transactions with SFIL -

In the fiscal year ended March 31, 2012, Sony entered into a three year sale and leaseback transaction for certain machinery and equipment with SFIL. The leaseback is accounted for as a capital lease. Sony received proceeds of 50,537 million yen based on the amounts recorded at fair value in the acquisition described in Note 24, and as such there was no gain or loss recorded in the sale and leaseback transaction.

In the fiscal year ended March 31, 2013, Sony entered into sale and leaseback transactions regarding certain machinery and equipment with SFIL. Transactions with total proceeds of 11,789 million yen and terms which averaged two years, have been accounted for as financings and are included within proceeds from issuance of long-term debt in the financing activities section of the consolidated statements of cash flows. Additionally, a transaction with proceeds of 6,262 million yen and a seven year term was accounted for as a capital lease and included within proceeds from sale of fixed assets in the investing activities section of the consolidated statements of cash flows. There was no gain or loss recorded in either sale and leaseback transaction.

Goodwill and intangible assets	12 Months Ended
Mar. 31, 2013
Goodwill and intangible assets
9.	Goodwill and intangible assets

Intangible assets acquired during the fiscal year ended March 31, 2013 totaled 66,483 million yen, of which 65,710 million yen is subject to amortization and are comprised of the following:

	Intangible assets acquired during the year	Weighted-average amortization period
	Yen in millions	Years
Patent rights, know-how and license agreements	38,231	7
Trademarks	537	10
Software to be sold, leased or otherwise marketed	19,444	4
Other	7,498	4

Intangible assets subject to amortization are comprised of the following:

	Yen in millions
	March 31, 2012		March 31, 2013
	Gross carrying amount	Accumulated amortization	Gross carrying amount	Accumulated amortization
Patent rights, know-how and license agreements	226,142	(80,334)	280,715	(118,363)
Customer relationships	23,758	(1,409)	26,485	(3,658)
Trademarks	20,214	(2,154)	21,896	(5,894)
Software to be sold, leased or otherwise marketed	98,852	(58,865)	115,341	(73,314)
Music catalogs	157,699	(45,570)	183,398	(62,255)
Artist contracts	27,401	(19,419)	26,702	(18,939)
Television carriage agreements (broadcasting agreements)	36,216	(2,370)	41,264	(4,759)
Other	87,843	(54,338)	95,501	(67,026)

Total	678,125	(264,459)	791,302	(354,208)

The aggregate amortization expense for intangible assets for the fiscal years ended March 31, 2011, 2012 and 2013 was 52,763 million yen, 57,023 million yen and 75,890 million yen, respectively. The estimated aggregate amortization expense for intangible assets for the next five years is as follows:

Fiscal year ending March 31	Yen in millions
2014	75,357
2015	61,439
2016	48,693
2017	38,435
2018	31,411

Total carrying amount of intangible assets having an indefinite life are comprised of the following:

	Yen in millions
	March 31
	2012	2013
Trademarks	66,729	68,099
Distribution agreements	18,807	19,116
Other	4,497	3,198

Total	90,033	90,413

The changes in the carrying amount of goodwill by segment for the fiscal years ended March 31, 2012 and 2013 are as follows:

	Yen in millions
	Imaging Products & Solutions	Game	Mobile Products & Communications*[1]	Home Entertainment & Sound	Devices	Pictures	Music	Financial Services	All Other	Total
Balance, March 31, 2011:
Goodwill — gross	6,044	123,285	—	5,320	62,628	140,584	102,994	3,020	39,417	483,292
Accumulated impairments	(300)	—	—	(5,320)	—	—	(306)	(706)	(7,655)	(14,287)

Goodwill	5,744	123,285	—	0	62,628	140,584	102,688	2,314	31,762	469,005

Increase (decrease) due to:
Acquisitions	—	166	128,522	—	—	1,330	—	—	4,358	134,376
Sales and dispositions	—	—	—	—	(589)	—	—	—	—	(589)
Impairments*[2]	—	—	—	—	—	—	—	—	(932)	(932)
Translation adjustments	124	(240)	9,733	—	(107)	(3,073)	(1,891)	—	(585)	3,961
Other*[3]*[4]	(201)	—	—	—	(28,773)	(521)	(147)	—	579	(29,063)

Balance, March 31, 2012:
Goodwill — gross	5,967	123,211	138,255	5,320	33,159	138,320	100,956	3,020	43,769	591,977
Accumulated impairments	(300)	—	—	(5,320)	—	—	(306)	(706)	(8,587)	(15,219)

Goodwill	5,667	123,211	138,255	0	33,159	138,320	100,650	2,314	35,182	576,758

Increase (decrease) due to:
Acquisitions*[5]	—	19,793	—	—	2,044	3,174	2,626	—	1,022	28,659
Sales and dispositions*[6]	—	—	—	—	—	—	—	—	(15,040)	(15,040)
Impairments*[2]	—	—	—	—	—	—	—	—	(1,445)	(1,445)
Translation adjustments	108	4,527	15,314	—	316	19,338	10,402	—	2,368	52,373
Other*[3]	—	—	—	—	1,750	25	(28)	—	191	1,938

Balance, March 31, 2013:
Goodwill — gross	6,075	147,531	153,569	5,320	37,269	160,857	113,956	3,020	32,310	659,907
Accumulated impairments	(300)	—	—	(5,320)	—	—	(306)	(706)	(10,032)	(16,664)

Goodwill	5,775	147,531	153,569	0	37,269	160,857	113,650	2,314	22,278	643,243

*1	The 128,522 million yen in the fiscal year ended March 31, 2012 relates to the Sony Ericsson acquisition. Refer to Note 24.

*2	During the fiscal years ended March 31, 2012 and 2013, Sony recorded impairment losses of 932 million yen and 1,445 million yen, respectively, in reporting units included in All Other. The impairment charges reflected the overall decline in the fair values of the reporting units. The fair values of the reporting units were estimated using the expected present value of future cash flows.

*3	Other primarily consists of purchase price adjustments for prior years and amounts reclassified as held for sale.

*4

The chemical products business, which is included in the Devices segment was classified as held for sale as of March 31, 2012. No impairment loss was recognized as a result of the held for sale classification. The assets held for sale included 29,182 million yen of goodwill which was reclassified to other assets in the consolidated balance sheets prior to completing the divestiture in the fiscal year ended March 31, 2013. Refer to Note 25.

*5	Substantially all of the acquisition amounts in the Game segment relate to the Gaikai Inc. (“Gaikai”) acquisition. Refer to Note 24.

*6	Sales and dispositions amounts in All Other substantially all relate to the sale of certain M3 shares. Refer to Note 5.

Insurance-related accounts	12 Months Ended
Mar. 31, 2013
Insurance-related accounts
10.	Insurance-related accounts

Sony’s Financial Services segment subsidiaries in Japan maintain their accounting records as described in Note 2 in accordance with the accounting principles and practices generally accepted in Japan, which vary in some respects from U.S. GAAP.

Those differences are mainly that insurance acquisition costs for life and non-life insurance are charged to income when incurred in Japan whereas in the U.S. those costs are deferred and amortized generally over the premium-paying period of the related insurance policies, and that future policy benefits for life insurance calculated locally under the authorization of the supervisory administrative agencies are comprehensively adjusted to a net level premium method with certain adjustments of actuarial assumptions for U.S. GAAP purposes. For the purpose of preparing the consolidated financial statements, appropriate adjustments have been made to reflect the accounting for these items in accordance with U.S. GAAP.

The combined amounts of statutory net equity of the insurance subsidiaries, which is not measured in accordance with U.S. GAAP, as of March 31, 2012 and 2013 were 282,846 million yen and 362,267 million yen, respectively.

(1)	Insurance policies:

Life insurance policies that a subsidiary in the Financial Services segment underwrites, most of which are categorized as long-duration contracts, mainly consist of whole life, term life and accident and health insurance contracts. The life insurance revenues for the fiscal years ended March 31, 2011, 2012 and 2013 were 600,291 million yen, 654,986 million yen and 723,399 million yen, respectively. Property and casualty insurance policies that a subsidiary in the Financial Services segment underwrites are primarily automotive insurance contracts, which are categorized as short-duration contracts. The non-life insurance revenues for the fiscal years ended March 31, 2011, 2012 and 2013 were 71,037 million yen, 76,958 million yen and 81,974 million yen, respectively.

(2)	Deferred insurance acquisition costs:

Costs that vary with and are directly related to acquiring new insurance policies are deferred as long as they are recoverable. The deferred insurance acquisition costs include such items as commissions, medical examination costs and inspection report fees, and are subject to recoverability testing at least annually to ensure that the capitalized amounts do not exceed the present value of anticipated gross profits or premiums less benefits and maintenance expenses, as applicable. The deferred insurance acquisition costs for traditional life insurance contracts are amortized over the premium-paying period of the related insurance policies using assumptions consistent with those used in computing policy reserves. The deferred insurance acquisition costs for non-traditional life insurance contracts are amortized over the expected life in proportion to the estimated gross profits. Amortization charged to income for the fiscal years ended March 31, 2011, 2012 and 2013 amounted to 59,249 million yen, 55,427 million yen and 55,416 million yen, respectively.

(3)	Future insurance policy benefits:

Liabilities for future policy benefits, which mainly related to individual life insurance policies, are established in amounts adequate to meet the estimated future obligations of policies in force. These liabilities, which require significant management judgment and estimates, are computed by the net level premium method based upon the assumptions as to future investment yield, morbidity, mortality, withdrawals and other factors. Future policy benefits are computed using interest rates ranging from 1.4% to 4.5% and are based on factors such as market conditions and expected investment returns. Morbidity, mortality and withdrawal assumptions for all policies are based on either the subsidiary’s own experience or various actuarial tables. Generally these assumptions are locked-in throughout the life of the contract upon the issuance of new insurance, although significant changes in experience or assumptions may require Sony to provide for expected future losses. At March 31, 2012 and 2013, future insurance policy benefits amounted to 3,202,066 million yen and 3,532,626 million yen, respectively.

(4)	Policyholders’ account in the life insurance business:

Policyholders’ account in the life insurance business represents an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges. Policyholders’ account includes universal life insurance and investment contracts. Universal life insurance includes interest sensitive whole life contracts and variable contracts. The credited rate associated with interest sensitive whole life contracts is 2.0%. For variable contracts, policy values are expressed in terms of investment units. Each unit is linked to an asset portfolio. The value of a unit increases or decreases based on the value of the linked asset portfolio. Investment contracts mainly include single payment juvenile contracts and policies after the start of annuity payments. The credited rates associated with investment contracts range from 0.1% to 6.3%.

Policyholders’ account in the life insurance business is comprised of the following:

	Yen in millions
	March 31
	2012	2013
Universal life insurance	1,010,277	1,199,409
Investment contracts	340,600	363,213
Other	98,767	130,494

Total	1,449,644	1,693,116

Short-Term Borrowings and Long-Term Debt	12 Months Ended
Mar. 31, 2013
Short-Term Borrowings and Long-Term Debt
11.	Short-term borrowings and long-term debt

Short-term borrowings are comprised of the following:

	Yen in millions
	March 31
	2012	2013
Unsecured loans:
with a weighted-average interest rate of 3.98%	89,878
with a weighted-average interest rate of 3.89%		77,894
Secured call money:
with a weighted-average interest rate of 0.11%	10,000
with a weighted-average interest rate of 0.11%		10,000

	99,878	87,894

At March 31, 2013, certain subsidiaries in the Financial Services segment pledged as collateral securities investments with a book value of 10,543 million yen for 10,000 million yen of call money. In addition, marketable securities and securities investments with an aggregate book value of 67,660 million yen were pledged as collateral for cash settlements, variation margins of futures markets and certain other purposes.

Long-term debt is comprised of the following:

	Yen in millions
	March 31
	2012	2013
Unsecured loans, representing obligations principally to banks:
Due 2012 to 2024, with interest rates ranging from 0.23% to 4.50% per annum	564,275
Due 2013 to 2024, with interest rates ranging from 0.37% to 5.10% per annum		567,952
Unsecured 1.16% bonds, due 2012, net of unamortized discount	39,999
Unsecured 1.52% bonds, due 2013, net of unamortized discount	35,000
Unsecured 1.57% bonds, due 2015, net of unamortized discount	29,993	29,995
Unsecured 1.75% bonds, due 2015, net of unamortized discount	24,997	24,998
Unsecured 0.95% bonds, due 2012	60,000
Unsecured 1.40% bonds, due 2013 Unsecured 1.30% bonds, due 2014	10,700 110,000	10,700 110,000
Unsecured 0.55% bonds, due 2016	10,000	10,000
Unsecured 0.66% bonds, due 2017	45,000	45,000
Unsecured 0.43% bonds, due 2018 Unsecured 2.00% bonds, due 2018	16,300	10,000 16,300
Unsecured 2.07% bonds, due 2019 Unsecured 1.41% bonds, due 2022	50,000 10,000	50,000 10,000
Unsecured zero coupon convertible bonds, due 2017		150,000
Capital lease obligations and other:
Due 2012 to 2026, with interest rates ranging from 0.03% to 8.74% per annum	49,754
Due 2013 to 2026, with interest rates ranging from 0.28% to 7.77% per annum		44,125
Guarantee deposits received	16,691	15,646

	1,072,709	1,094,716
Less — Portion due within one year	310,483	156,288

	762,226	938,428

In March 2012, Sony executed a 1,365 million U.S. dollar unsecured bank loan with a group of lenders having six to ten year maturity terms in connection with acquiring Ericsson’s 50% equity interest in Sony Ericsson. This bank loan utilizes the Japan Bank for International Cooperation (“JBIC”) Facility, which was established to facilitate overseas mergers and acquisitions by Japanese companies as one of countermeasures against yen appreciation. Of the 1,365 million U.S. dollar loan, 60% or 819 million U.S. dollars is from the JBIC Facility and 40% or 546 million U.S. dollars is from private banks. The terms of this U.S. dollar loan agreement require accelerated repayment of the loan if Sony Corporation or its wholly-owned subsidiaries discontinue the business of mobile devices featuring telephone functionality.

In November 2012, Sony issued 150,000 million yen of Zero Coupon Convertible Bonds due 2017 (the “Zero Coupon Convertible Bonds”). The bondholders are entitled to stock acquisition rights effective from December 14, 2012 to November 16, 2017. The initial conversion price is 957 yen per common share. Aside from the standard anti-dilution provisions, the conversion price is reduced for a certain period before an early redemption triggered upon the occurrence of certain corporate events including a merger, corporate split and delisting event. The reduced amount of the conversion price will be determined by a formula which is based on the effective date of the reduction and Sony’s common stock price. The reduced conversion price ranges from 870 yen to 957 yen per common share. The conversion price is also adjusted for dividends in excess of 25 yen per common share per fiscal year. The bondholders may require Sony to redeem the Zero Coupon Convertible Bonds on or after a reduction in the conversion price is triggered at 100% of its principal amount, together with a redemption premium which begins at 2.5% of the principal amount and ends at zero, amortized on a straight-line basis over the term of the Zero Coupon Convertible Bonds. In addition, Sony has the option to redeem all of the Zero Coupon Convertible Bonds outstanding at 100% of the principal amount after November 30, 2015, if the closing sales prices per share of Sony’s common stock on the Tokyo Stock Exchange on 20 consecutive trading days are 130% or more of the conversion price, or at any time if less than 10% of the original issuance is outstanding. Sony was not required to bifurcate any of the embedded features contained in the Zero Coupon Convertible Bonds for accounting purposes. There are no significant adverse debt covenants related to the Zero Coupon Convertible Bonds, although there are certain cross-default provisions.

There are no significant adverse debt covenants or cross-default provisions related to the other short-term borrowings and long-term debt.

Aggregate amounts of annual maturities of long-term debt are as follows:

Fiscal year ending March 31	Yen in millions
2014	156,288
2015	213,369
2016	98,198
2017	158,464
2018	263,347
Later years	205,050

Total	1,094,716

At March 31, 2013, Sony had unused committed lines of credit amounting to 832,156 million yen and can generally borrow up to 180 days from the banks with whom Sony has committed line contracts. Furthermore, at March 31, 2013, Sony has commercial paper programs, the size of which was 782,150 million yen. Sony can issue commercial paper for a period generally not in excess of 270 days up to the size of the programs.

Housing Loans and Deposits From Customers in the Banking Business	12 Months Ended
Mar. 31, 2013
Housing Loans and Deposits From Customers in the Banking Business
12.	Housing loans and deposits from customers in the banking business

(1)	Housing loans in the banking business:

Sony acquires and holds certain financial receivables in the normal course of business. A majority of financing receivables held by Sony consist of housing loans in the banking business and no other significant financial receivables exist.

A subsidiary in the banking business monitors the credit quality of housing loans based on the classification set by the financial conditions and the past due status of individual obligators. Past due status is monitored on a daily basis and the aforementioned classification is reviewed on a quarterly basis.

The allowance for the credit losses is established based on the aforementioned classifications and the evaluation of collateral. The amount of housing loans in the banking business and the corresponding allowance for credit losses at March 31, 2012 were 749,636 million yen and 1,066 million yen, and at March 31, 2013 were 860,330 million yen and 1,135 million yen, respectively. During the fiscal years ended March 31, 2012 and 2013, charge-offs on housing loans in the banking business and changes in the allowance for credit losses, which took into consideration the impact of the Great East Japan Earthquake discussed in Note 18, were not significant.

In addition, the balance of housing loans placed on nonaccrual status or past due status were not significant at March 31, 2012 and 2013. A subsidiary in the banking business assesses the nonaccrual status based on the aforementioned classification, and may resume the accrual of the interest on the housing loan if the classification of the housing loan is changed.

(2)	Deposits from customers in the banking business:

All deposits from customers in the banking business within the Financial Services segment are interest bearing deposits. At March 31, 2012 and 2013, the balances of time deposits issued in amounts of 10 million yen or more were 374,665 million yen and 362,691 million yen, respectively. These amounts have been classified as current liabilities due to the ability of the customers to make withdrawals prior to maturity.

At March 31, 2013, aggregate amounts of annual maturities of time deposits with a remaining term of more than one year are as follows:

Fiscal year ending March 31	Yen in millions
2015	36,579
2016	14,533
2017	4,056
2018	3,404
2019	2,065
Later years	42,995

Total	103,632

Fair Value Measurements	12 Months Ended
Mar. 31, 2013
Fair Value Measurements
13.	Fair value measurements

As discussed in Note 2, assets and liabilities subject to the accounting guidance for fair value measurements held by Sony are classified and accounted for as described below.

(1)	Assets and liabilities that are measured at fair value on a recurring basis:

The following section describes the valuation techniques used by Sony to measure different financial instruments at fair value, including an indication of the level in the fair value hierarchy in which each instrument is generally classified.

Trading securities, available-for-sale securities and other investments

Where quoted prices are available in an active market, securities are classified in level 1 of the fair value hierarchy. Level 1 securities include exchange-traded equities. If quoted market prices are not available for the specific security or the market is inactive, then fair values are estimated by using pricing models, quoted prices of securities with similar characteristics or discounted cash flows and mainly classified in level 2 of the hierarchy. Level 2 securities include debt securities with quoted prices that are traded less frequently than exchange-traded instruments, such as the majority of government bonds and corporate bonds. In certain cases where there is limited activity or less transparency around inputs to the valuation, securities are classified within level 3 of the fair value hierarchy. Level 3 securities do not have actively traded quotes at the balance sheet date and require the use of unobservable inputs, such as indicative quotes from dealers and qualitative input from investment advisors, to value these securities. Level 3 assets include financial instruments whose value is determined using pricing models, discounted cash flow techniques, or similar techniques, as well as instruments for which the determination of fair value requires significant management judgment or estimation of assumptions that market participants would use in pricing the asset. Level 3 securities primarily include certain hybrid financial instruments and certain private equity investments not classified within level 1 or level 2.

Derivatives

Exchange-traded derivatives valued using quoted prices are classified within level 1 of the fair value hierarchy. However, few classes of derivative contracts are listed on an exchange; thus, the majority of Sony’s derivative positions are valued using internally developed models that use as their basis readily observable market parameters — i.e., parameters that are actively quoted and can be validated to external sources, including industry pricing services. Depending on the types and contractual terms of derivatives, fair value can be modeled using a series of techniques, such as the Black-Scholes option pricing model, which are consistently applied. Where derivative products have been established for some time, Sony uses models that are widely accepted in the financial services industry. These models reflect the contractual terms of the derivatives, including the period to maturity, and market-based parameters such as interest rates, volatility, and the credit rating of the counterparty. Further, many of these models do not contain a high level of subjectivity as the techniques used in the models do not require significant judgment, and inputs to the model are readily observable from actively quoted markets. Such instruments are generally classified within level 2 of the fair value hierarchy.

In determining the fair value of Sony’s interest rate swap derivatives, Sony uses the present value of expected cash flows based on market observable interest rate yield curves commensurate with the term of each instrument. For foreign currency derivatives, Sony’s approach is to use forward contract and option valuation models employing market observable inputs, such as spot currency rates, time value and option volatilities. These derivatives are classified within level 2 since Sony primarily uses observable inputs in its valuation of its derivative assets and liabilities.

The fair value of Sony’s assets and liabilities that are measured at fair value on a recurring basis at March 31, 2012 and 2013 are as follows:

	Yen in millions
	March 31, 2012
					Presentation in the consolidated balance sheets
	Level 1	Level 2	Level 3	Total	Marketable securities	Securities investments and other	Other current assets/ liabilities	Other noncurrent assets/ liabilities
Assets:
Trading securities	214,036	219,455	—	433,491	433,491	—	—	—
Available-for-sale securities
Debt securities
Japanese national government bonds	—	1,091,451	—	1,091,451	23,267	1,068,184	—	—
Japanese local government bonds	—	33,675	—	33,675	1,405	32,270	—	—
Japanese corporate bonds	—	293,637	1,513	295,150	123,434	171,716	—	—
Foreign corporate bonds	—	359,960	15,291	375,251	75,764	299,487	—	—
Other	—	23,616	309	23,925	—	23,925	—	—
Equity securities	111,517	680	—	112,197	—	112,197	—	—
Other investments*[1]	5,475	4,592	73,451	83,518	—	83,518	—	—
Derivative assets*[2]	—	18,518	—	18,518	—	—	18,513	5

Total assets	331,028	2,045,584	90,564	2,467,176	657,361	1,791,297	18,513	5

Liabilities:
Derivative liabilities*[2]	—	41,218	—	41,218	—	—	40,034	1,184

Total liabilities	—	41,218	—	41,218	—	—	40,034	1,184

	Yen in millions
	March 31, 2013
					Presentation in the consolidated balance sheets
	Level 1	Level 2	Level 3	Total	Marketable securities	Securities investments and other	Other current assets/ liabilities	Other noncurrent assets/ liabilities
Assets:
Trading securities	278,575	252,212	—	530,787	530,787	—	—	—
Available-for-sale securities
Debt securities
Japanese national government bonds	—	1,220,608	—	1,220,608	24,335	1,196,273	—	—
Japanese local government bonds	—	67,195	—	67,195	61	67,134	—	—
Japanese corporate bonds	—	209,950	2,214	212,164	40,359	171,805	—	—
Foreign corporate bonds	—	422,022	20,752	442,774	96,896	345,878	—	—
Other	—	25,036	—	25,036	98	24,938	—	—
Equity securities	132,447	78	—	132,525	—	132,525	—	—
Other investments*[1]	6,742	3,126	76,892	86,760	—	86,760	—	—
Derivative assets*[2]	—	21,862	—	21,862	—	—	20,713	1,149

Total assets	417,764	2,222,089	99,858	2,739,711	692,536	2,025,313	20,713	1,149

Liabilities:
Derivative liabilities*[2]	—	41,998	—	41,998	—	—	20,322	21,676

Total liabilities	—	41,998	—	41,998	—	—	20,322	21,676

*1	Other investments include certain hybrid financial instruments and certain private equity investments.

*2	Derivative assets and liabilities are recognized and disclosed on a gross basis.

Transfers into level 1 were 2,169 million yen and 1,612 million yen for the fiscal years ended March 31, 2012 and 2013 respectively, as quoted prices for certain trading securities became available in an active market. Transfers out of level 1 were 7,221 million yen and 2,417 million yen for the fiscal years ended March 31, 2012 and 2013 respectively, as quoted prices for certain trading securities were not available in an active market.

The changes in fair value of level 3 assets and liabilities for the fiscal years ended March 31, 2012 and 2013 are as follows:

	Yen in millions
	Fiscal year ended March 31, 2012
	Assets
	Available-for-sale securities			Other investments
	Debt securities
	Japanese corporate bonds	Foreign corporate bonds	Other
Beginning balance	4,581	19,751	299	74,026
Total realized and unrealized gains (losses):
Included in earnings*[1]	—	27	—	(1,214)
Included in other comprehensive income (loss)*[2]	(2)	271	10	505
Purchases	—	6,994	—	3,144
Settlements	(500)	(5,961)	—	(2,784)
Transfers into level 3*[3]	2,116	956	—	—
Transfers out of level 3*[4]	(4,682)	(6,747)	—	—
Other	—	—	—	(226)

Ending balance	1,513	15,291	309	73,451

Changes in unrealized gains (losses) relating to instruments still held at reporting date:
Included in earnings*[1]	—	(2)	—	(1,215)

	Yen in millions
	Fiscal year ended March 31, 2013
	Assets
	Available-for-sale securities			Other investments
	Debt securities
	Japanese corporate bonds	Foreign corporate bonds	Other
Beginning balance	1,513	15,291	309	73,451
Total realized and unrealized gains (losses):
Included in earnings*[1]	—	12	—	5,765
Included in other comprehensive income (loss)*[2]	(2)	2,086	(9)	1,984
Purchases	—	4,701	—	1,836
Settlements	—	(4,100)	—	(2,982)
Transfers into level 3*[3]	703	4,906	—	—
Transfers out of level 3*[4]	—	(2,244)	(300)	—
Other	—	100	—	(3,162)

Ending balance	2,214	20,752	—	76,892

Changes in unrealized gains (losses) relating to instruments still held at reporting date:
Included in earnings*[1]	—	(14)	—	5,765

*1	Earning effects are included in financial services revenue in the consolidated statements of income.

*2	Unrealized gains (losses) are included in unrealized gains (losses) on securities in the consolidated statements of comprehensive income.

*3	Certain corporate bonds were transferred into level 3 because differences between fair value determined by indicative quotes from dealers and internally developed prices became significant and the observability of inputs decreased.

*4	Certain corporate bonds were transferred out of level 3 because quoted prices became available.

Level 3 assets include certain hybrid financial instruments for which the price fluctuates primarily based on the main stock index in Japan (Nikkei index), certain private equity investments, and certain domestic and foreign corporate bonds for which quoted prices are not available in a market and where there is less transparency around inputs. In determining the fair value of such assets, Sony uses third-party information such as indicative quotes from dealers without adjustment. For validating the fair values, Sony primarily uses internal models which include management judgment or estimation of assumptions that market participants would use in pricing the asset.

(2)	Assets and liabilities that are measured at fair value on a nonrecurring basis:

Sony also has assets and liabilities that are required to be recorded at fair value on a nonrecurring basis when certain circumstances occur. During the fiscal years ended March 31, 2012 and 2013, such measurements of fair value related primarily to the following:

	Fiscal year ended March 31, 2012
	Estimated fair value			Amounts included in earnings
	Level 1	Level 2	Level 3
Assets:
Remeasurement of previously owned equity interest in Sony Ericsson	—	—	71,449	102,331
S-LCD impairment	—	—	71,662	(60,019)
Long-lived assets impairments	—	—	8,292	(59,583)

				(17,271)

	Fiscal year ended March 31, 2013
	Estimated fair value			Amounts included in earnings
	Level 1	Level 2	Level 3
Assets:
Remeasurement of retained investment in M3	128,289	—	—	117,216
Long-lived assets impairments	—	—	3,935	(14,494)

				102,722

Remeasurement of previously owned equity interest in Sony Ericsson

During the fiscal year ended March 31, 2012, Sony remeasured to fair value the previously owned equity interest as part of Sony Ericsson acquisition. This measurement is classified as level 3 because significant unobservable inputs, such as projections of future cash flows and market comparables of similar transactions and companies were considered in the fair value measurement. Refer to Note 24.

S-LCD impairment

During the fiscal year ended March 31, 2012, Sony recorded other-than-temporary impairment loss on its share of S-LCD, including the reclassification to net income of foreign currency translation adjustments and the impact of the exchange rate fluctuations between the initial impairment loss and closing of the sale to Samsung. The measurement of the fair value of shares of S-LCD after impairment is classified as level 3 because significant unobservable inputs, primarily the estimate of the cash that would be received upon the sale to Samsung, were considered in the fair value measurement. Refer to Note 5.

Remeasurement of retained investment in M3

During the fiscal year ended March 31, 2013, Sony sold part of its shares in M3 and remeasured the remaining shares to fair value in accordance with the accounting guidance for deconsolidation of a subsidiary. This measurement is classified as level 1 because a quoted price for the shares of M3 is available on the Tokyo Stock Exchange. Refer to Note 5.

Long-lived assets impairments

Long-lived assets are measured at the lesser of carrying value or fair value if such assets are held for sale or when there is a determination that the asset is impaired. Sony’s determination of fair value was based on the comparable market values or estimated net cash flows which considered prices and other relevant information generated by market transactions involving comparable assets or cash flow projections based upon the most recent business plan. These measurements are classified as level 3 because significant unobservable inputs, such as the conditions of the assets or projections of future cash flows, were considered in the fair value measurements. Refer to Note 19.

(3)	Financial instruments:

The estimated fair values by fair value hierarchy level of certain financial instruments that are not reported at fair value are summarized as follows:

	Yen in millions
	March 31, 2012
	Estimated fair value				Carrying amount
	Level 1	Level 2	Level 3	Total	Total
Assets:
Housing loans in the banking business	—	823,668	—	823,668	749,636

Total assets	—	823,668	—	823,668	749,636

Liabilities:
Long-term debt including the current portion	—	1,079,914	—	1,079,914	1,072,709
Investment contracts included in policyholders’ account in the life insurance business	—	338,589	—	338,589	340,600

Total liabilities	—	1,418,503	—	1,418,503	1,413,309

	Yen in millions
	March 31, 2013
	Estimated fair value				Carrying amount
	Level 1	Level 2	Level 3	Total	Total
Assets:
Housing loans in the banking business	—	947,276	—	947,276	860,330

Total assets	—	947,276	—	947,276	860,330

Liabilities:
Long-term debt including the current portion	—	1,221,174	—	1,221,174	1,094,716
Investment contracts included in policyholders’ account in the life insurance business	—	363,634	—	363,634	363,213

Total liabilities	—	1,584,808	—	1,584,808	1,457,929

The summary excludes cash and cash equivalents, call loans, time deposits, notes and accounts receivable, trade, call money, short-term borrowings, notes and accounts payable, trade and deposits from customers in the banking business because the carrying values of these financial instruments approximated their fair values due to their short-term nature. The summary also excludes held-to-maturity securities disclosed in Note 7.

Cash and cash equivalents, call loans and call money are classified in level 1. Time deposits, short-term borrowings, deposits from customers in the banking business are classified in level 2. Held-to-maturity securities, included in marketable securities and securities investments and other in the consolidated balance sheets, primarily include debt securities with quoted prices that are traded less frequently than exchange-traded instruments, such as the majority of government bonds and corporate bonds and are substantially all classified in level 2. The fair values of housing loans in the banking business, included in securities investments and other in the consolidated balance sheets, were estimated based on the discounted future cash flows using interest rates reflecting London InterBank Offered Rate base yield curve with a certain risk premium. The fair values of long-term debt including the current portion and investment contracts included in policyholders’ account in the life insurance business were estimated based on either the market value or the discounted future cash flows using Sony’s current incremental borrowing rates for similar liabilities.

Derivative instruments and hedging activities	12 Months Ended
Mar. 31, 2013
Derivative instruments and hedging activities
14.	Derivative instruments and hedging activities

Sony has certain financial instruments including financial assets and liabilities acquired in the normal course of business. Such financial instruments are exposed to market risk arising from the changes of foreign currency exchange rates and interest rates. In applying a consistent risk management strategy for the purpose of reducing such risk, Sony uses derivative financial instruments, which include foreign exchange forward contracts, foreign currency option contracts, and interest rate swap agreements (including interest rate and currency swap agreements). Certain other derivative financial instruments are entered into in the Financial Services segment for asset-liability management (“ALM”) purposes. These instruments are executed with creditworthy financial institutions, and virtually all foreign currency contracts are denominated in U.S. dollars, euros and other currencies of major countries. These derivatives generally mature or expire within six months after the balance sheet date. Other than derivatives utilized in the Financial Services segment for ALM, Sony does not use derivative financial instruments for trading or speculative purposes. These derivative transactions utilized for ALM in the Financial Services segment are executed within a certain limit in accordance with an internal risk management policy.

Derivative financial instruments held by Sony are classified and accounted for as described below.

Fair value hedges

Both the derivatives designated as fair value hedges and the hedged items are reflected at fair value in the consolidated balance sheets. Changes in the fair value of the derivatives designated as fair value hedges as well as offsetting changes in the carrying value of the underlying hedged items are recognized in income. For the fiscal years ended March 31, 2011, 2012 and 2013, these fair value hedges were fully effective. In addition, there were no amounts excluded from the assessment of hedge effectiveness of fair value hedges.

Cash flow hedges

Changes in the fair value of derivatives designated as cash flow hedges are initially recorded in other comprehensive income (“OCI”) and reclassified into earnings when the hedged transaction affects earnings. For the fiscal years ended March 31, 2011, 2012 and 2013, the ineffective portion of the hedging relationship is not significant. In addition, there were no amounts excluded from the assessment of hedge effectiveness for cash flow hedges.

Derivatives not designated as hedges

Changes in the fair value of derivatives not designated as hedges are recognized in income.

A description of the purpose and classification of the derivative financial instruments held by Sony is as follows:

Foreign exchange forward contracts and foreign currency option contracts

Foreign exchange forward contracts and purchased and written foreign currency option contracts are utilized primarily to limit the exposure affected by changes in foreign currency exchange rates on cash flows generated by anticipated intercompany transactions and intercompany accounts receivable and payable denominated in foreign currencies. The majority of written foreign currency option contracts are a part of range forward contract arrangements and expire in the same month with the corresponding purchased foreign currency option contracts.

Sony also enters into foreign exchange forward contracts, which effectively fix the cash flows from foreign currency denominated debt. Accordingly, these derivatives have been designated as cash flow hedges.

Foreign exchange forward contracts and foreign currency option contracts that do not qualify as hedges are marked-to-market with changes in value recognized in other income and expenses.

Foreign exchange forward contracts, foreign currency option contracts and currency swap agreements held by certain subsidiaries in the Financial Services segment are marked-to-market with changes in value recognized in financial service revenue.

Interest rate swap agreements (including interest rate and currency swap agreements)

Interest rate swap agreements are utilized primarily to lower funding costs, to diversify sources of funding and to limit Sony’s exposure associated with underlying debt instruments and available-for-sale debt securities resulting from adverse fluctuations in interest rates, foreign currency exchange rates and changes in fair values. Interest rate swap agreements entered into in the Financial Services segment are used for reducing the risk arising from the changes in the fair value of fixed rate available-for-sale debt securities. These derivatives are considered to be a hedge against changes in the fair value of available-for-sale debt securities in the Financial Services segment. Accordingly, these derivatives have been designated as fair value hedges.

Sony also enters into certain interest rate swap agreements for the purpose of reducing the risk arising from the changes in anticipated cash flows of variable rate debt and foreign currency denominated debt. These interest rate swap agreements, which effectively swap foreign currency denominated variable rate debt for functional currency denominated fixed rate debt, are considered to be a hedge against changes in the anticipated cash flows of Sony’s foreign denominated variable rate obligations. Accordingly, these derivatives have been designated as cash flow hedges.

Certain subsidiaries in the Financial Services segment have interest rate swap agreements as part of their ALM, which are marked-to-market with changes in value recognized in financial service revenue.

Any other interest rate swap agreements that do not qualify as hedges, which are used for reducing the risk arising from changes of variable rate debt, are marked-to-market with changes in value recognized in other income and expenses.

Other agreements

Certain subsidiaries in the Financial Services segment have credit default swap agreements, equity future contracts, other currency contracts and hybrid financial instruments as part of their ALM, which are marked-to-market with changes in value recognized in financial services revenue. The hybrid financial instruments, disclosed in Note 7 as debt securities, contain embedded derivatives that are not required to be bifurcated because the entire instruments are carried at fair value.

The estimated fair values of Sony’s outstanding derivative instruments are summarized as follows:

Derivatives designated as hedging instruments	Yen in millions
	Balance sheet location	Fair value		Balance sheet location	Fair value
		March 31			March 31
	Asset derivatives	2012	2013	Liability derivatives	2012	2013
Interest rate contracts	Prepaid expenses and other current assets	151	2	Current liabilities other	14,017	1,227
Interest rate contracts	Assets other	—	254	Liabilities other	1,184	18,892
Foreign exchange contracts	Prepaid expenses and other current assets	11	5	Current liabilities other	15	15

		162	261		15,216	20,134

Derivatives not designated as hedging instruments	Yen in millions
	Balance sheet location	Fair value		Balance sheet location	Fair value
		March 31			March 31
	Asset derivatives	2012	2013	Liability derivatives	2012	2013
Interest rate contracts	Prepaid expenses and other current assets	5	—	Current liabilities other	4,390	147
Interest rate contracts		—	—	Liabilities other	—	2,784
Foreign exchange contracts	Prepaid expenses and other current assets	18,345	20,706	Current liabilities other	21,612	18,933
Foreign exchange contracts	Assets other	5	895		—	—
Credit contracts	Prepaid expenses and other current assets	1	—		—	—

		18,356	21,601		26,002	21,864

Total derivatives		18,518	21,862		41,218	41,998

Presented below are the effects of derivative instruments on the consolidated statements of income for the fiscal years ended March 31, 2011, 2012 and 2013.

Derivatives under fair value hedging relationships	Yen in millions
	Location of gain or (loss) recognized in income on derivative	Amount of gain or (loss) recognized in income on derivative
		Fiscal year ended March 31
		2011	2012	2013
Interest rate contracts	Financial services revenue	588	(2,998)	(11,275)
Foreign exchange contracts	Foreign exchange gain or (loss), net	(18)	(49)	1

Total		570	(3,047)	(11,274)

Derivatives under cash flow hedging relationships	Yen in millions
	Fiscal year ended March 31, 2011
	Amount of gain or (loss) recognized in OCI on derivative	Gain or (loss) reclassified from accumulated OCI into income (effective portion)		Gain or (loss) recognized in income on derivative (ineffective portion)
	Amount	Location	Amount	Location	Amount
Interest rate contracts	(108)	Interest expense	329	Interest expense	—

Total	(108)	Total	329	Total	—

Derivatives under cash flow hedging relationships	Yen in millions
	Fiscal year ended March 31, 2012
	Amount of gain or (loss) recognized in OCI on derivative	Gain or (loss) reclassified from accumulated OCI into income (effective portion)		Gain or (loss) recognized in income on derivative (ineffective portion)
	Amount	Location	Amount	Location	Amount
Interest rate contracts	171	Interest expense	308	Interest expense	—

Total	171	Total	308	Total	—

Derivatives under cash flow hedging relationships	Yen in millions
	Fiscal year ended March 31, 2013
	Amount of gain or (loss) recognized in OCI on derivative	Gain or (loss) reclassified from accumulated OCI into income (effective portion)		Gain or (loss) recognized in income on derivative (ineffective portion)
	Amount	Location	Amount	Location	Amount
Interest rate contracts	(69)	Interest expense	615	Interest expense	—

Total	(69)	Total	615	Total	—

At March 31, 2013, amounts related to derivatives qualifying as cash flow hedges amounted to a net reduction of equity of 742 million yen.

Derivatives not designated as hedging instruments	Location of gain or (loss) recognized in income on derivative	Amount of gain or (loss) recognized in income on derivative (Yen in millions)
		Fiscal year ended March 31
		2011	2012	2013
Interest rate contracts	Financial services revenue	(3,332)	(3,303)	(2,779)
Interest rate contracts	Financial services expenses	32	—	—
Foreign exchange contracts	Financial services revenue	(1,294)	(79)	7,202
Foreign exchange contracts	Foreign exchange gain or (loss), net	8,311	4,324	5,596
Bond contracts	Financial services revenue	44	—	—
Credit contracts	Financial services revenue	(101)	(25)	(3)

Total		3,660	917	10,016

The following table summarizes additional information, including notional amounts, for each type of derivative:

	Yen in millions
	March 31, 2012		March 31, 2013
	Notional amount	Fair value	Notional amount	Fair value
Foreign exchange contracts:
Foreign exchange forward contracts	1,227,889	(7,305)	1,127,799	(7,185)
Currency option contracts purchased	9,878	91	1,296	44
Currency option contracts written	152	(1)	1,037	(6)
Currency swap agreements	519,041	2,206	459,019	9,507
Other currency contracts	48,347	1,743	58,294	298
Interest rate contracts:
Interest rate swap agreements	451,416	(19,435)	529,642	(22,794)
Credit contracts:
Credit default swap agreements	1,367	1	—	—

Pension and Severance Plans	12 Months Ended
Mar. 31, 2013
Pension and Severance Plans
15.	Pension and severance plans

(1)	Defined benefit and severance plans

Upon terminating employment, employees of Sony Corporation and its subsidiaries in Japan are entitled, under most circumstances, to lump-sum indemnities or pension payments as described below. In July 2004, Sony Corporation and certain of its subsidiaries amended their pension plans and introduced a point-based plan under which a point is added every year reflecting the individual employee’s performance over that year. Under the point-based plan, the amount of payment is determined based on the sum of cumulative points from past services and interest points earned on the cumulative points regardless of whether or not the employee is voluntarily retiring.

Under the plans, in general, the defined benefits cover 65% of the indemnities under existing regulations to employees. The remaining indemnities are covered by severance payments by the companies. The pension benefits are payable at the option of the retiring employee either in a lump-sum amount or monthly pension payments. Contributions to the plans are funded through several financial institutions in accordance with the applicable laws and regulations.

From April 1, 2012, Sony Corporation and substantially all of its subsidiaries in Japan have modified existing defined benefit pension plans such that life annuities will no longer accrue additional service benefits, with those participants instead accruing fixed-term annuities. The defined benefit pension plans were closed to new participants and a defined contribution plan was also introduced.

In addition, several of Sony’s foreign subsidiaries have defined benefit pension plans or severance indemnity plans, which cover substantially all of their employees. Under such plans, the related cost of benefits is currently funded or accrued. Benefits awarded under these plans are based primarily on the current rate of pay and length of service.

The components of net periodic benefit costs for the fiscal years ended March 31, 2011, 2012 and 2013 were as follows:

Japanese plans:

	Yen in millions
	Fiscal year ended March 31
	2011	2012	2013
Service cost	29,589	29,774	25,343
Interest cost	16,067	15,196	14,606
Expected return on plan assets	(17,987)	(15,401)	(16,389)
Recognized actuarial loss	11,802	12,219	12,853
Amortization of prior service costs	(10,391)	(10,380)	(10,271)

Net periodic benefit costs	29,080	31,408	26,142

Foreign plans:

	Yen in millions
	Fiscal year ended March 31
	2011	2012	2013
Service cost	4,160	3,348	2,387
Interest cost	11,165	10,082	10,197
Expected return on plan assets	(9,135)	(9,049)	(9,245)
Amortization of net transition asset	20	139	117
Recognized actuarial loss	2,911	2,771	1,781
Amortization of prior service costs	(32)	(448)	(566)
Losses (gains) on curtailments and settlements	(31)	1,111	(405)

Net periodic benefit costs	9,058	7,954	4,266

The estimated net actuarial loss, prior service cost and obligation (asset) existing at transition for the defined benefit pension plans that will be amortized from accumulated other comprehensive income into net periodic benefit costs over the next fiscal year are 13,797 million yen, 10,365 million yen and 12 million yen, respectively.

The changes in the benefit obligation and plan assets as well as the funded status and composition of amounts recognized in the consolidated balance sheets were as follows:

	Japanese plans		Foreign plans
	Yen in millions		Yen in millions
	March 31		March 31
	2012	2013	2012	2013
Change in benefit obligation:
Benefit obligation at beginning of the fiscal year	735,853	789,059	206,497	221,641
Service cost	29,774	25,343	3,348	2,387
Interest cost	15,196	14,606	10,082	10,197
Plan participants’ contributions	—	—	684	619
Amendments	(1,119)	—	440	27
Actuarial loss	25,098	49,258	12,376	25,385
Foreign currency exchange rate changes	—	—	(3,273)	27,354
Curtailments and settlements	(301)	—	(577)	(2,106)
Effect of changes in consolidated subsidiaries	8,852	(15,061)	3,104	—
Benefits paid	(24,294)	(36,161)	(11,040)	(10,576)

Benefit obligation at end of the fiscal year	789,059	827,044	221,641	274,928

Change in plan assets:
Fair value of plan assets at beginning of the fiscal year	536,648	556,247	140,387	151,139
Actual return on plan assets	18,447	69,491	11,421	17,075
Foreign currency exchange rate changes	—	—	(1,872)	18,460
Employer contribution	15,745	10,369	9,033	10,501
Plan participants’ contributions	—	—	684	619
Curtailments and settlements	—	—	(1,386)	(351)
Effect of changes in consolidated subsidiaries	4,592	(7,003)	2,331	—
Benefits paid	(19,185)	(21,100)	(9,459)	(9,424)

Fair value of plan assets at end of the fiscal year	556,247	608,004	151,139	188,019

Funded status at end of the fiscal year	(232,812)	(219,040)	(70,502)	(86,909)

Amounts recognized in the consolidated balance sheets consist of:

	Japanese plans		Foreign plans
	Yen in millions		Yen in millions
	March 31		March 31
	2012	2013	2012	2013
Noncurrent assets	1,769	2,219	4,399	1,903
Current liabilities	—	—	(2,943)	(2,462)
Noncurrent liabilities	(234,581)	(221,259)	(71,958)	(86,350)

Ending balance	(232,812)	(219,040)	(70,502)	(86,909)

Amounts recognized in accumulated other comprehensive income, excluding tax effects, consist of:

	Japanese plans		Foreign plans
	Yen in millions		Yen in millions
	March 31		March 31
	2012	2013	2012	2013
Prior service cost (credit)	(75,840)	(64,194)	(2,933)	(2,753)
Net actuarial loss	292,382	264,559	38,196	62,686
Obligation existing at transition	—	—	52	35

Ending balance	216,542	200,365	35,315	59,968

The accumulated benefit obligations for all defined benefit pension plans were as follows:

	Japanese plans		Foreign plans
	Yen in millions		Yen in millions
	March 31		March 31
	2012	2013	2012	2013
Accumulated benefit obligations	786,679	824,345	189,360	233,949

The projected benefit obligations, the accumulated benefit obligations and fair value of plan assets for pension plans with accumulated benefit obligations in excess of plan assets were as follows:

	Japanese plans		Foreign plans
	Yen in millions		Yen in millions
	March 31		March 31
	2012	2013	2012	2013
Projected benefit obligations	781,983	819,059	170,314	210,384
Accumulated benefit obligations	779,604	816,360	163,002	204,253
Fair value of plan assets	549,017	599,227	111,667	154,058

Weighted-average assumptions used to determine benefit obligations as of March 31, 2012 and 2013 were as follows:

	Japanese plans		Foreign plans
	March 31		March 31
	2012	2013	2012	2013
Discount rate	1.9%	1.5%	4.7%	4.1%
Rate of compensation increase	*	*	3.5	3.1

*	Substantially all of Sony’s Japanese pension plans were point-based. Point-based plans do not incorporate a measure of compensation rate increases.

Weighted-average assumptions used to determine the net periodic benefit costs for the fiscal years ended March 31, 2011, 2012 and 2013 were as follows:

	Japanese plans			Foreign plans
	Fiscal year ended March 31			Fiscal year ended March 31
	2011	2012	2013	2011	2012	2013
Discount rate	2.3%	2.1%	1.9%	5.5%	5.2%	4.7%
Expected return on plan assets	2.9	3.0	3.0	5.9	6.5	6.1
Rate of compensation increase	*	*	*	4.0	3.5	3.5

*	Substantially all of Sony’s Japanese pension plans were point-based. Point-based plans do not incorporate a measure of compensation rate increases.

Sony reviews these assumptions for changes in circumstances.

The weighted-average rate of compensation increase is calculated based only on the pay-related plans. The point-based plans discussed above are excluded from the calculation because payments made under the plan are not based on employee compensation.

To determine the expected long-term rate of return on pension plan assets, Sony considers the current and expected asset allocations, as well as the historical and expected long-term rates of returns on various categories of plan assets. Sony’s pension investment policy recognizes the expected growth and the variability risk associated with the long-term nature of pension liabilities, the returns and risks of diversification across asset classes, and the correlation among assets. The asset allocations are designed to maximize returns consistent with levels of liquidity and investment risk that are considered prudent and reasonable. While the pension investment policy gives appropriate consideration to recent market performance and historical returns, the investment assumptions utilized by Sony are designed to achieve a long-term return consistent with the long-term nature of the corresponding pension liabilities.

The investment objectives of Sony’s plan assets are designed to generate returns that will enable the plans to meet their future obligations. The precise amount for which these obligations will be settled depends on future events, including the retirement dates and life expectancy of the plans’ participants. The obligations are estimated using actuarial assumptions, based on the current economic environment and other pertinent factors. Sony’s investment strategy balances the requirement to generate returns, using potentially higher yielding assets such as equity securities, with the need to control risk in the portfolio with less volatile assets, such as fixed-income securities. Risks include, among others, inflation, volatility in equity values and changes in interest rates that could negatively impact the funding level of the plans, thereby increasing its dependence on contributions from Sony. To mitigate any potential concentration risk, thorough consideration is given to balancing the portfolio among industry sectors and geographies, taking into account interest rate sensitivity, dependence on economic growth, currency and other factors that affect investment returns. The target allocations as of March 31, 2013, are, as a result of Sony’s asset liability management, 28% of equity securities, 58% of fixed income securities and 14% of other investments for the pension plans of Sony Corporation and most of its subsidiaries in Japan, and, on a weighted average basis, 40% of equity securities, 47% of fixed income securities and 13% of other investments for the pension plans of foreign subsidiaries.

The fair values of the assets held by Japanese and foreign plans, which are classified in accordance with the fair value hierarchy described in Note 2, are as follows:

	Japanese plans
	Yen in millions
	Fair value at March 31, 2012	Fair value measurements using inputs considered as
Asset class		Level 1	Level 2	Level 3
Cash and cash equivalents	14,586	14,586	—	—
Equity:
Equity securities(a)	130,283	127,918	2,365	—
Fixed income:
Government bonds(b)	255,010	—	255,010	—
Corporate bonds(c)	23,853	—	23,853	—
Asset-backed securities(d)	4,722	—	4,722	—
Commingled funds(e)	58,862	—	58,862	—
Commodity funds(f)	1,850	—	1,850	—
Private equity(g)	23,388	—	—	23,388
Hedge funds(h)	42,258	—	—	42,258
Real estate	1,435	—	—	1,435

Total	556,247	142,504	346,662	67,081

	Japanese plans
	Yen in millions
	Fair value at March 31, 2013	Fair value measurements using inputs considered as
Asset class		Level 1	Level 2	Level 3
Cash and cash equivalents	8,419	8,419	—	—
Equity:
Equity securities(a)	157,566	154,630	2,936	—
Fixed income:
Government bonds(b)	268,297	—	268,297	—
Corporate bonds(c)	33,053	—	33,053	—
Asset-backed securities(d)	2,797	—	2,797	—
Commingled funds(e)	72,410	—	72,410	—
Commodity funds(f)	1,712	—	1,712	—
Private equity(g)	27,205	—	—	27,205
Hedge funds(h)	35,071	—	—	35,071
Real estate	1,474	—	—	1,474

Total	608,004	163,049	381,205	63,750

(a)	Includes approximately 65 percent and 63 percent of Japanese equity securities, and 35 percent and 37 percent of foreign equity securities for the fiscal years ended March 31, 2012 and 2013, respectively.

(b)	Includes approximately 64 percent and 59 percent of debt securities issued by Japanese national and local governments, and 36 percent and 41 percent of debt securities issued by foreign national and local governments for the fiscal years ended March 31, 2012 and 2013, respectively.

(c)	Includes debt securities issued by Japanese and foreign corporation and government related agencies.

(d)	Includes primarily mortgage-backed securities.

(e)	Commingled funds represent pooled institutional investments, including primarily investment trusts. They include approximately 42 percent and 48 percent of investments in equity, 56 percent and 48 percent of investments in fixed income, and 2 percent and 4 percent of investments in other for the fiscal years ended March 31, 2012 and 2013, respectively.

(f)	Represents commodity futures funds.

(g)	Includes multiple private equity funds of funds that primarily invest in venture, buyout, and distressed markets in the U.S. and Europe.

(h)	Includes primarily funds that invest in a portfolio of a broad range of hedge funds to diversify the risks and reduce the volatilities associated with a single hedge fund.

	Foreign plans
	Yen in millions
	Fair value at March 31, 2012	Fair value measurements using inputs considered as
Asset class		Level 1	Level 2	Level 3
Cash and cash equivalents	859	859	—	—
Equity:
Equity securities(a)	36,497	30,514	5,983	—
Fixed income:
Government bonds(b)	43,504	—	43,504	—
Corporate bonds(c)	9,192	—	5,231	3,961
Asset-backed securities	648	—	648	—
Insurance contracts(d)	9,283	—	9,283	—
Commingled funds(e)	43,902	—	43,902	—
Real estate and other(f)	7,254	20	2,151	5,083

Total	151,139	31,393	110,702	9,044

	Foreign plans
	Yen in millions
	Fair value at March 31, 2013	Fair value measurements using inputs considered as
Asset class		Level 1	Level 2	Level 3
Cash and cash equivalents	171	171	—	—
Equity:
Equity securities(a)	36,917	29,348	7,569	—
Fixed income:
Government bonds(b)	52,061	—	52,061	—
Corporate bonds(c)	20,095	—	15,322	4,773
Asset-backed securities	526	—	526	—
Insurance contracts(d)	11,639	—	11,639	—
Commingled funds(e)	58,007	—	58,007	—
Real estate and other(f)	8,603	73	1,573	6,957

Total	188,019	29,592	146,697	11,730

(a)	Includes primarily foreign equity securities.

(b)	Includes primarily foreign government debt securities.

(c)	Includes primarily foreign corporate debt securities.

(d)	Represents annuity contracts with or without profit sharing.

(e)	Commingled funds represent pooled institutional investments including mutual funds, common trust funds, and collective investment funds. They are primarily comprised of foreign equities and fixed income investments.

(f)	Includes primarily private real estate investment trusts.

Each level in the fair value hierarchy in which each plan asset is classified is determined based on inputs used to measure the fair values of the asset, and does not necessarily indicate the risks or rating of the asset.

The following is a description of the valuation techniques used to measure Japanese and foreign plan assets at fair value. There were no changes in valuation techniques during the fiscal years ended March 31, 2012 and 2013.

Equity securities are valued at the closing price reported in the active market in which the individual securities are traded. These assets are generally classified as level 1.

The fair value of fixed income securities is typically estimated using pricing models, quoted prices of securities with similar characteristics or discounted cash flows and are generally classified as level 2.

Commingled funds are typically valued using the net asset value provided by the administrator of the fund and reviewed by Sony. The net asset value is based on the value of the underlying assets owned by the fund, minus liabilities and divided by the number of shares or units outstanding. These assets are classified as level 1, level 2 or level 3 depending on availability of quoted market prices.

Commodity funds are valued using inputs that are derived principally from or corroborated by observable market data. These assets are generally classified as level 2.

Private equity and private real estate investment trust valuations require significant judgment due to the absence of quoted market prices, the inherent lack of liquidity and the long-term nature of such assets. These assets are initially valued at cost and are reviewed periodically utilizing available and relevant market data to determine if the carrying value of these assets should be adjusted. These investments are classified as level 3. The valuation methodology is applied consistently from period to period.

Hedge funds are valued using the net asset value as determined by the administrator or custodian of the fund. These investments are classified as level 3.

The following table sets forth a summary of changes in the fair values of Japanese and foreign plans’ level 3 assets for the fiscal years ended March 31, 2012 and 2013:

	Japanese plans
	Yen in millions
	Fair value measurement using significant unobservable inputs (Level 3)
	Private equity	Hedge funds	Real estate	Total
Beginning balance at April 1, 2011	19,888	43,688	1,533	65,109
Return on assets held at end of year	450	470	(98)	822
Return on assets sold during the year	—	—	—	—
Purchases, sales, and settlements, net	3,050	(1,900)	—	1,150
Transfers, net	—	—	—	—

Ending balance at March 31, 2012	23,388	42,258	1,435	67,081

Return on assets held at end of year	3,817	(1,514)	39	2,342
Return on assets sold during the year	—	—	—	—
Purchases, sales, and settlements, net	—	(5,673)	—	(5,673)
Transfers, net	—	—	—	—

Ending balance at March 31, 2013	27,205	35,071	1,474	63,750

	Foreign plans
	Yen in millions
	Fair value measurement using significant unobservable inputs (Level 3)
	Corporate bonds	Commingled funds	Real estate and other	Total
Beginning balance at April 1, 2011	4,846	530	3,773	9,149
Return on assets held at end of year	447	—	558	1,005
Return on assets sold during the year	—	—	—	—
Purchases, sales, and settlements, net	(1,209)	(530)	156	(1,583)
Transfers, net	—	—	—	—
Other*	(123)	—	596	473

Ending balance at March 31, 2012	3,961	—	5,083	9,044

Return on assets held at end of year	260	—	245	505
Return on assets sold during the year	1	—	—	1
Purchases, sales, and settlements, net	(20)	—	(23)	(43)
Transfers, net	—	—	—	—
Other*	571	—	1,652	2,223

Ending balance at March 31, 2013	4,773	—	6,957	11,730

*	Primarily consists of translation adjustments.

Sony makes contributions to its defined benefit pension plans as deemed appropriate by management after considering the fair value of plan assets, expected return on plan assets and the present value of benefit obligations. Sony expects to contribute approximately 22 billion yen to the Japanese plans and approximately 8 billion yen to the foreign plans during the fiscal year ending March 31, 2014. At the end of the fiscal year ended March 31, 2012, Sony had expected to contribute approximately 18 billion yen to the Japanese plans. However, Sony actually contributed 19 billion yen to the plans in the fiscal year ended March 31, 2013.

The expected future benefit payments are as follows:

	Japanese plans	Foreign plans
Fiscal year ending March 31	Yen in millions	Yen in millions
2014	27,762	10,314
2015	30,427	11,022
2016	32,921	10,658
2017	34,154	11,306
2018	36,391	11,937
2019 — 2023	218,706	68,135

(2)	Defined contribution plans

Total defined contribution expenses for the fiscal years ended March 31, 2011, 2012 and 2013 were as follows:

	Yen in millions
	Fiscal year ended March 31
	2011	2012	2013
Japanese plans	9	464	3,729
Foreign plans	4,350	6,726	13,070

Stockholders' Equity	12 Months Ended
Mar. 31, 2013
Stockholders' Equity
16.	Stockholders’ equity

(1)	Common stock:

Changes in the number of shares of common stock issued and outstanding during the fiscal years ended March 31, 2011, 2012 and 2013 have resulted from the following:

Number of shares
Balance at March 31, 2010	1,004,571,464
Exercise of stock acquisition rights	65,200

Balance at March 31, 2011	1,004,636,664
Exercise of stock acquisition rights	1,500

Balance at March 31, 2012	1,004,638,164
Stock issued under exchange offering	7,312,042

Balance at March 31, 2013	1,011,950,206

At March 31, 2013, 175,821,611 shares of common stock would be issued upon the conversion or exercise of all convertible bonds and stock acquisition rights outstanding.

Conversions of convertible bonds into common stock are accounted for in accordance with the provisions of the Companies Act of Japan (Kaishaho) and related regulations (collectively the “Companies Act”) by crediting approximately one-half of the conversion proceeds to the common stock account and the remainder to the additional paid-in capital account.

Sony Corporation may purchase its own shares at any time by a resolution of the Board of Directors up to the retained earnings available for dividends to shareholders, in accordance with the Companies Act. No common stock had been acquired by the resolution of the Board of Directors during the fiscal years ended March 31, 2011, 2012 and 2013.

(2)	Retained earnings:

The amount of statutory retained earnings of Sony Corporation available for dividends to shareholders as of March 31, 2013 was 325,539 million yen. The appropriation of retained earnings for the fiscal year ended March 31, 2013, including cash dividends for the six-month period ended March 31, 2013, has been incorporated in the accompanying consolidated financial statements. This appropriation of retained earnings was approved at the meeting of the Board of Directors of Sony Corporation held on May 8, 2013 and was then recorded in the statutory books of account, in accordance with the Companies Act.

Retained earnings include Sony’s equity in undistributed earnings of affiliated companies accounted for by the equity method in the amount of 7,891 million yen and 19,080 million yen at March 31, 2012 and 2013, respectively.

(3)	Other comprehensive income:

Other comprehensive income for the fiscal years ended March 31, 2011, 2012 and 2013 were comprised of the following:

	Yen in millions
	Pre-tax amount	Tax benefit/(expense)	Net-of-tax amount
For the fiscal year ended March 31, 2011:
Unrealized gains (losses) on securities, net —
Unrealized holding losses arising during the period*	(42,311)	12,996	(25,445)
Less: Reclassification adjustment included in net income	21,548	(8,104)	13,444
Unrealized gains (losses) on derivative instruments, net —
Unrealized holding losses arising during the period	(662)	52	(610)
Less: Reclassification adjustment included in net income	(785)	(158)	(943)
Pension liability adjustment*	3,164	(6,463)	(3,176)
Foreign currency translation adjustments —
Translation adjustments arising during the period	(118,840)	1,256	(117,584)
Less: Reclassification adjustment included in net income	(832)	—	(832)

Other comprehensive income (loss)	(138,718)	(421)	(135,146)

	Yen in millions
	Pre-tax amount	Tax benefit/(expense)	Net-of-tax amount
For the fiscal year ended March 31, 2012:
Unrealized gains (losses) on securities, net —
Unrealized holding gains arising during the period*	28,712	(10,162)	12,369
Less: Reclassification adjustment included in net income	3,417	(1,240)	2,177
Unrealized gains (losses) on derivative instruments, net —
Unrealized holding losses arising during the period	(177)	(70)	(247)
Less: Reclassification adjustment included in net income	911	(125)	786
Pension liability adjustment*	(29,239)	(3,934)	(34,668)
Foreign currency translation adjustments —
Translation adjustments arising during the period*	(32,640)	74	(32,961)
Less: Reclassification adjustment included in net income	14,655	—	14,655

Other comprehensive income (loss)	(14,361)	(15,457)	(37,889)

	Yen in millions
	Pre-tax amount	Tax benefit/(expense)	Net-of-tax amount
For the fiscal year ended March 31, 2013:
Unrealized gains (losses) on securities, net —
Unrealized holding gains arising during the period*	112,049	(35,413)	62,537
Less: Reclassification adjustment included in net income	(34,686)	14,328	(20,358)
Unrealized gains (losses) on derivative instruments, net —
Unrealized holding losses arising during the period	(69)	12	(57)
Less: Reclassification adjustment included in net income	615	(250)	365
Pension liability adjustment*	(8,476)	1,853	(4,983)
Foreign currency translation adjustments —
Translation adjustments arising during the period*	160,425	(2,534)	159,149
Less: Reclassification adjustment included in net income	3,927	—	3,927

Other comprehensive income (loss)	233,785	(22,004)	200,580

*	Amounts allocable to the noncontrolling interests in the equity of a subsidiary and other are deducted from the net-of-tax amount for unrealized holding gains on securities, pension liability adjustment and foreign currency translation adjustments arising during the period.

During the fiscal years ended March 31, 2011, 2012 and 2013, gains of 832 million yen, losses of 14,655 million yen and losses of 3,927 million yen, respectively, of foreign currency translation adjustments were transferred from accumulated other comprehensive income to net income as a result of the liquidation or sale of certain foreign subsidiaries and affiliates. The amount transferred during the fiscal year ended March 31, 2012 includes losses of 12,772 million yen as a result of the other-than-temporary impairment loss on the shares of S-LCD. Refer to Note 5.

(4)	Equity transactions with noncontrolling interests:

Net income (loss) attributable to Sony Corporation’s stockholders and transfers (to) from the noncontrolling interests for the fiscal years ended March 31, 2011, 2012 and 2013 were as follows:

	Yen in millions
	Fiscal year ended March 31
	2011	2012	2013
Net income (loss) attributable to Sony Corporation’s stockholders	(259,585)	(456,660)	43,034
Transfers (to) from the noncontrolling interests:
Decrease in additional paid-in capital for purchase of additional shares in consolidated subsidiaries	(100)	(640)	(57,364)

Change from net income (loss) attributable to Sony Corporation’s stockholders and transfers (to) from the noncontrolling interests	(259,685)	(457,300)	(14,330)

In September 2012, Sony conducted a tender offer to purchase additional common shares of So-net Entertainment Corporation (“So-net”). As a result, Sony’s equity ownership increased to 95.95%. On January 1, 2013, Sony acquired the remaining 4.05% equity ownership of So-net through a share exchange. The difference between cash consideration paid or the fair value of the shares of Sony delivered to the noncontrolling interests and the decrease in the carrying amount of the noncontrolling interests was recognized as a decrease to additional paid-in capital of 38,715 million yen.

In March, 2013, Sony completed the acquisition of an additional 32.39% of the shares of Multi Screen Media Private Limited (“MSM”), which operates television networks in India. As a result of this transaction, Sony’s total equity interest in MSM increased to 94.39%. The aggregate cash consideration for the additional shares was 271 million U.S. dollars, of which 145 million U.S. dollars was paid at the closing of the transaction. An additional 42 million U.S. dollars was paid on April, 15, 2013. The remaining 84 million U.S. dollars will be paid in two equal annual installments of 42 million U.S. dollars on April 15, 2014 and April 15, 2015. The difference between cash consideration paid and the decrease in the carrying amount of the noncontrolling interests was recognized as a decrease to additional paid-in capital of 18,450 million yen.

Stock-based compensation plans	12 Months Ended
Mar. 31, 2013
Stock-based compensation plans
17.	Stock-based compensation plans

The stock-based compensation expense for the fiscal years ended March 31, 2011, 2012 and 2013 was 1,952 million yen, 1,952 million yen and 1,232 million yen, respectively. The income tax benefit related to the stock-based compensation expense for the fiscal years ended March 31, 2011, 2012 and 2013 was 322 million yen, 287 million yen and 209 million yen, respectively. The total cash received from exercises under all of the stock-based compensation plans during the fiscal years ended March 31, 2011 and 2012 was 198 million yen and 4 million yen, respectively. Sony issued new shares upon exercise of these rights. During the fiscal year ended March 31, 2013, there were no exercises under the stock-based compensation plans. The actual income tax benefit realized for tax deductions from exercises under all the stock-based compensation plans for the fiscal years ended March 31, 2011, 2012 and 2013 was insignificant.

During the fiscal year ended March 31, 2013, the remaining outstanding stock appreciation rights (“SARs”) expired unexercised and the plan was subsequently terminated. The SARs were granted to certain employees in the United States of America and the employees received cash equal to the amount that the market price of Sony Corporation’s common stock exceeded the strike price of the SARs upon exercise of such rights.

There were no SARs granted or exercised during the fiscal years ended March 31, 2011, 2012 and 2013 and SARs compensation expense for the fiscal years ended March 31, 2011, 2012, and 2013 was insignificant.

Sony has a single remaining stock-based compensation plan as an incentive plan for selected directors, corporate executive officers and employees in the form of a stock acquisition rights plan. The stock acquisition rights generally have three year graded vesting schedules and are exercisable up to ten years from the date of grant.

The weighted-average fair value per share at the date of grant of stock acquisition rights granted during the fiscal years ended March 31, 2011, 2012 and 2013 was 1,036 yen, 345 yen and 189 yen, respectively. The fair value of stock acquisition rights granted on the date of grant and used to recognize compensation expense for the fiscal years ended March 31, 2011, 2012 and 2013 was estimated using the Black-Scholes option-pricing model with the following weighted-average assumptions:

	Fiscal year ended March 31
	2011		2012		2013
Weighted-average assumptions
Risk-free interest rate	1.60%		1.08%		0.74%
Expected lives	6.64	years	6.77	years	6.85	years
Expected volatility*	35.74%		36.88%		39.61%
Expected dividends	0.83%		1.85%		3.25%

*	Expected volatility was based on the historical volatilities of Sony Corporation’s common stock over the expected life of the stock acquisition rights.

A summary of the activities regarding the stock acquisition rights plan during the fiscal year ended March 31, 2013 is as follows:

	Fiscal year ended March 31, 2013
	Number of shares	Weighted- average exercise price	Weighted- average remaining life	Total intrinsic value
		Yen	Years	Yen in millions
Outstanding at beginning of the fiscal year	18,880,300	3,188
Granted	1,915,000	933
Exercised	—	—
Forfeited or expired	1,713,500	3,914

Outstanding at end of the fiscal year	19,081,800	3,124	5.56	1,238

Exercisable at end of the fiscal year	14,629,300	3,570	4.55	—

The total intrinsic value of shares exercised under the stock acquisition rights plan during the fiscal years ended March 31, 2011 and 2012 was 26 million yen and 0.2 million yen, respectively. During the fiscal year ended March 31, 2013, there were no exercises under the stock acquisition rights plan.

As of March 31, 2013, there was 663 million yen of total unrecognized compensation expense related to nonvested stock acquisition rights. This expense is expected to be recognized over a weighted-average period of 1.9 years.

Great East Japan Earthquake and Thai Floods	12 Months Ended
Mar. 31, 2013
Great East Japan Earthquake and Thai Floods
18.	Great East Japan Earthquake and Thai Floods

(1)	Great East Japan Earthquake

On March 11, 2011, Japan experienced a massive earthquake and tsunami (the “Great East Japan Earthquake”). The disaster caused significant damage to certain fixed assets including buildings, machinery and equipment as well as inventories in manufacturing sites and warehouses located principally in northeastern Japan.

For the fiscal year ended March 31, 2011, Sony incurred incremental losses and expenses including repair, removal and cleaning costs directly related to the damage caused by the disaster of 10,897 million yen, including the disposal or impairment of fixed assets of 7,668 million yen. These losses and expenses were primarily recorded in other operating (income) expense, net in the consolidated statements of income and were offset by insurance recoveries of 10,841 million yen, the amount that was deemed probable up to the extent of the corresponding losses recognized, as described below. The restoration costs anticipated to occur on or after April 1, 2011 were not recorded in the period ended March 31, 2011. In addition, Sony also incurred other losses and expenses of 11,821 million yen, which included idle facility costs at manufacturing sites, and an additional provision for life insurance policy reserves. These losses and expenses were primarily recorded in cost of sales and financial services expenses in the consolidated statements of income.

For the fiscal year ended March 31, 2012, Sony incurred incremental losses and expenses including repair, removal, restoration and cleaning costs directly related to the damage caused by the disaster of 5,864 million yen. These losses and expenses were primarily recorded in cost of sales in the consolidated statements of income and were partially offset by insurance recoveries of 2,159 million yen, as described below. In addition, Sony also incurred other losses and expenses of 6,294 million yen, which included idle facility costs at manufacturing sites. These losses and expenses were primarily recorded in cost of sales in the consolidated statements of income.

Sony has insurance policies which cover certain damage directly caused by the Great East Japan Earthquake for Sony Corporation and certain of its subsidiaries including manufacturing sites. The insurance policies cover the damage and costs associated with fixed assets and inventories and provide business interruption coverage, including lost profits.

Insurance claims in the amount of 15,000 million yen, the total coverage amount, were agreed to by the insurance carriers as a final settlement and were paid in March 2012. Of this amount, 2,000 million yen was due to a certain carrier as reinsurance. The amount was recorded in other current liabilities in the consolidated balance sheets as of March 31, 2012 and was paid in the fiscal year ended March 31, 2013. The insurance proceeds were primarily included in investing activities in the consolidated statements of cash flows.

(2)	Thai Floods

In October 2011, certain of Sony’s Thailand subsidiaries temporarily closed operations due to significant floods (the “Floods”). The Floods caused significant damage to certain fixed assets including buildings, machinery and equipment as well as inventories in manufacturing sites and warehouses located in Thailand. In addition, the Floods impacted the operations of certain Sony subsidiaries in Japan and other countries.

For the fiscal year ended March 31, 2012, Sony incurred incremental losses and expenses including repair, removal and cleaning costs directly related to the damage caused by the Floods of 13,236 million yen, including the disposal or impairment of fixed assets of 7,882 million yen. These losses and expenses were primarily recorded in other operating (income) expense, net in the consolidated statements of income and were offset by insurance recoveries as described below. The restoration costs are recorded when the services are rendered and liabilities incurred. In addition, Sony also incurred other losses and expenses of 13,899 million yen, which included idle facility costs at manufacturing sites and other additional expenses. These losses and expenses were mainly recorded in cost of sales in the consolidated statements of income.

For the fiscal year ended March 31, 2013, Sony incurred other additional expenses of 4,529 million yen which were primarily recorded in cost of sales in the consolidated statements of income.

Sony has insurance policies which cover certain damage directly caused by the Floods for Sony Corporation and certain of its subsidiaries including manufacturing sites. The insurance policies cover the damage and costs associated with fixed assets, inventories and additional expenses including removal and cleaning costs and provide business interruption coverage, including lost profits.

Insurance claims in the amount of 50,416 million yen were agreed to by the insurance carriers and were paid during the fiscal year ended March 31, 2012. Of this amount, Sony received 26,316 million yen for fixed assets, inventories and additional expenses, of which 17,520 million yen represents the portion of insurance recoveries in excess of the carrying value before the damage caused by the Floods of the insured fixed assets and inventories, and were recorded in cost of sales and other operating (income) expense, net in the consolidated statements of income. The remaining amount of the insurance claims paid of 24,100 million yen was for business interruption insurance recoveries, which applies to the lost profit which occurred after the Floods to December 31, 2011, and were recorded in other operating revenue in the consolidated statements of income. The insurance proceeds for fixed assets and for other than fixed assets are included in investing activities and operating activities in the consolidated statements of cash flows, respectively.

In addition, as of March 31, 2012, Sony still had pending insurance claims for damage to fixed assets, inventories, additional expenses and business interruption. Sony recorded insurance receivables of 5,788 million yen which represents the portion of the insurance claims that were deemed probable of collection up to the extent of the amount of corresponding losses recognized in the same period and substantially all relate to damaged assets and inventories. Sony concluded that the recoveries from these insurance claims are probable based on the coverage under valid policies, communications with the insurance carriers, Sony’s past claims history with the insurance carriers, and Sony’s assessment that the insurance carriers have the financial ability to pay the claims. These receivables were primarily recorded in prepaid expenses and other current assets in the consolidated balance sheets.

For the fiscal year ended March 31, 2013, insurance claims in the amount of 53,316 million yen were agreed to by the insurance carriers. Of this amount, Sony received 25,284 million yen for fixed assets, inventories and additional expenses, of which 11,961 million yen primarily represents the portion of insurance recoveries in excess of the carrying value before the damage caused by the Floods of the insured fixed assets and inventories, and were recorded in cost of sales and other operating (income) expense, net in the consolidated statements of income. The remaining amount of the insurance claims paid of 28,032 million yen was for business interruption insurance recoveries, which applies to the lost profit which occurred from January 1, 2012 through the end of the indemnity periods in addition to the unsettled portion of insurance claimed in the fiscal year ended March 31, 2012 and was recorded in other operating revenue in the consolidated statements of income. The insurance proceeds for fixed assets and for other than fixed assets are included in investing activities and operating activities in the consolidated statements of cash flows, respectively.

In addition, as of March 31, 2013, Sony still had pending insurance claims for additional expenses and business interruption. Sony recorded insurance receivables of 2,482 million yen which relate to additional expenses and business interruption claims agreed to by the insurance carriers prior to the fiscal year end and paid by April 19, 2013 and advance payments of 3,555 million yen for repairs and other costs to be incurred. These receivables and advance payments were recorded in prepaid expenses and other current assets and other current liabilities in the consolidated balance sheets, respectively.

Restructuring Charges and Asset Impairments	12 Months Ended
Mar. 31, 2013
Restructuring Charges and Asset Impairments
19.	Restructuring charges and asset impairments

As part of its effort to improve the performance of the various businesses, Sony has undertaken a number of restructuring initiatives. Sony defines restructuring initiatives as activities initiated by Sony, such as exiting a business or product category or implementing a headcount reduction program, which are designed to generate a positive impact on future profitability. The restructuring activities are generally short term in nature and are generally completed within one year of initiation. For the fiscal years ended March 31, 2011, 2012 and 2013, Sony recorded total restructuring charges of 62,318 million yen, 52,645 million yen and 74,386 million yen, respectively.

Sony anticipates recording approximately 50 billion yen of restructuring charges for the fiscal year ending March 31, 2014.

The changes in the accrued restructuring charges for the fiscal years ended March 31, 2011, 2012 and 2013 are as follows:

	Yen in millions
	Employee termination benefits	Non-cash write-downs and disposals, net*	Other associated costs	Total
Balance at March 31, 2010	27,218	—	8,962	36,180
Restructuring costs	38,264	8,294	15,760	62,318
Non-cash charges	—	(8,294)	—	(8,294)
Cash payments	(47,521)	—	(19,086)	(66,607)
Adjustments	(2,376)	—	(662)	(3,038)

Balance at March 31, 2011	15,585	—	4,974	20,559
Sony Ericsson acquisition	8,789	—	2,190	10,979
Restructuring costs	25,453	20,428	6,764	52,645
Non-cash charges	—	(20,428)	—	(20,428)
Cash payments	(24,928)	—	(4,862)	(29,790)
Adjustments	98	—	(1,130)	(1,032)

Balance at March 31, 2012	24,997	—	7,936	32,933
Restructuring costs	62,752	5,161	6,473	74,386
Non-cash charges	—	(5,161)	—	(5,161)
Cash payments	(58,518)	—	(9,722)	(68,240)
Adjustments	3,498	—	988	4,486

Balance at March 31, 2013	32,729	—	5,675	38,404

*	Significant asset impairments excluded from restructuring charges are described below.

The total amount of costs incurred in connection with these restructuring programs by segment for the fiscal years ended March 31, 2011, 2012 and 2013 are as follows:

	Yen in millions
	Fiscal year ended March 31
	2011	2012	2013
Imaging Products & Solutions	11,527	1,278	11,179
Game	4,097	519	250
Mobile Products & Communications*	2,451	1,859	5,885
Home Entertainment & Sound	18,989	5,007	11,815
Devices	7,839	26,373	19,096
Pictures	2,722	1,273	1,081
Music	2,662	5,710	2,305
Financial Services	5,010	1,822	—
All Other and Corporate	7,021	8,804	22,775

Total net charges	62,318	52,645	74,386

*	Sony acquired Ericsson’s shares in Sony Ericsson and it became a wholly-owned subsidiary of Sony. Subsequent to the acquisition, Sony Ericsson was renamed Sony Mobile which is included in the MP&C segment. Refer to Note 24.

In addition to the restructuring charges in the tables above, Sony recorded in cost of sales 4,751 million, 2,115 million yen and 3,121 million yen of non-cash charges related to depreciation associated with restructured assets for the fiscal years ended March 31, 2011, 2012 and 2013, respectively. Depreciation associated with restructured assets as used in the context of the disclosures regarding restructuring activity refers to the increase in depreciation expense caused by shortening the useful life or updating the salvage value of depreciable fixed assets to coincide with the end of production under an approved restructuring plan. Any impairment of the asset is recognized immediately in the period.

Imaging Products & Solutions segment

In an effort to improve the performance of the IP&S segment, Sony has undergone a number of restructuring efforts to reduce its operating costs. These efforts included headcount reduction programs, initiatives to advance rationalization of manufacturing operations, shifting and aggregating manufacturing to low-cost areas, and utilizing the services of third-party original equipment and design manufacturers (OEMs and ODMs). Significant restructuring activities are as follows:

Retirement programs -

In an effort to improve the performance of the IP&S segment, Sony has undergone several headcount reduction programs to further reduce operating costs. Through measures including the realignment of its manufacturing sites, a review of its development and design structure, and the streamlining of its sales and administrative functions, Sony has continued to implement a company-wide (including headquarters) rationalization. Sony intends to reallocate and optimize its workforce through programs including work reassignments and outplacements. As a result of these measures, Sony recorded in the IP&S segment restructuring charges related mainly to employee termination benefits totaling 9,510 million yen, 3,080 million yen and 9,659 million yen for the fiscal years ended March 31, 2011, 2012 and 2013, respectively, in selling, general and administrative expenses in the consolidated statements of income. These staff reductions were achieved worldwide mostly through the implementation of early retirement programs, including headcount reductions at Sony Corporation and major consolidated electronics subsidiaries in Japan and the closure of a production facility in Japan to streamline organizations of the electronics business operations and increase operational efficiency as announced on October 19, 2012. Sony will continue to implement programs to reduce headcount by streamlining business operations, including closure and consolidation of manufacturing sites, and the consolidation of headquarters and administrative functions.

Game segment

In an effort to improve the performance of the Game segment, Sony has undergone a number of restructuring efforts to reduce its operating costs.

The resulting restructuring charges, included in the table above, were related mainly to employee termination benefits in selling, general and administrative expenses and an impairment of assets in other operating (income) expense in the consolidated statements of income.

Mobile Products & Communications segment

In an effort to improve the performance of the MP&C segment, Sony has undergone a number of restructuring efforts to reduce its operating costs. These efforts included headcount reduction programs, initiatives to advance rationalization of manufacturing operations and shifting and aggregating manufacturing to low-cost areas. Significant restructuring activities are as follows:

Retirement programs -

In an effort to improve the performance of the MP&C segment, Sony has undergone several headcount reduction programs to further reduce operating costs. Through measures including the realignment of its manufacturing sites, a review of its development and design structure, and the streamlining of its sales and administrative functions, Sony has continued to implement a company-wide (including headquarters) rationalization. Sony intends to reallocate and optimize its workforce through programs including work reassignments and outplacements. As a result of these measures, Sony recorded in the MP&C segment restructuring charges related mainly to employee termination benefits totaling 2,130 million yen, 1,812 million yen and 4,959 million yen for the fiscal years ended March 31, 2011, 2012 and 2013, respectively, in selling, general and administrative expenses in the consolidated statements of income. These staff reductions were achieved worldwide mostly through the implementation of early retirement programs, including headcount reductions at Sony Corporation and major consolidated electronics subsidiaries in Japan to streamline organizations of the electronics business operations and increase operational efficiency as announced on October 19, 2012. Sony will continue to implement programs to reduce headcount by streamlining business operations, including the closure and consolidation of manufacturing sites, and the consolidation of headquarters and administrative functions.

During the fiscal year ended March 31, 2012, as a result of the acquisition of Sony Ericsson, which was subsequently renamed Sony Mobile, Sony reflected in the consolidated balance sheets 10,979 million yen of restructuring liabilities which related to restructuring activities undertaken by Sony Ericsson prior to Sony’s acquisition of Ericsson’s 50% equity interest in Sony Ericsson, but which had not yet been paid or settled by Sony Ericsson. The restructuring liability related to activities previously accrued by Sony Ericsson but which were unpaid as of the acquisition date representing severance costs of 8,789 million yen and other associated costs of 2,190 million yen.

Home Entertainment & Sound segment

In an effort to improve the performance of the HE&S segment, Sony has undergone a number of restructuring efforts to reduce its operating costs. These efforts included headcount reduction programs, initiatives to advance rationalization of manufacturing operations, shifting and aggregating manufacturing to low-cost areas, and utilizing the services of third-party original equipment and design manufacturers (OEMs and ODMs). Significant restructuring activities are as follows:

Retirement programs -

In an effort to improve the performance of the HE&S segment, Sony has undergone several headcount reduction programs to further reduce operating costs. Through measures including the realignment of its manufacturing sites, a review of its development and design structure, and the streamlining of its sales and administrative functions, Sony has continued to implement a company-wide (including headquarters) rationalization. Sony intends to reallocate and optimize its workforce through programs including work reassignments and outplacements. As a result of these measures, Sony recorded in the HE&S segment restructuring charges related mainly to employee termination benefits totaling 8,679 million yen, 4,548 million yen and 10,647 million yen for the fiscal years ended March 31, 2011, 2012 and 2013, respectively, in selling, general and administrative expenses in the consolidated statements of income. These staff reductions were achieved worldwide mostly through the implementation of early retirement programs, including headcount reductions at Sony Corporation and major consolidated electronics subsidiaries in Japan to streamline organizations of the electronics business operations and increase operational efficiency as announced on October 19, 2012. Sony will continue to implement programs to reduce headcount by streamlining business operations, including the closure and consolidation of manufacturing sites, and the consolidation of headquarters and administrative functions.

Sales and transfers of manufacturing operations outside of Japan -

During the fiscal year ended March 31, 2011, Sony sold and transferred certain manufacturing operations outside of Japan to third parties to reduce operating costs. The resulting restructuring charges included expenses of 11,583 million yen related to the transfer of a factory in Barcelona and the impairment of related assets, including restructuring charges related to employee termination benefits of 1,963 million yen which was included in the termination benefit for the retirement program described above.

Cash flows from the sales and transfers of manufacturing operations are included in sales of businesses in the consolidated statements of cash flows.

Devices segment

In an effort to improve the performance of the Devices segment, Sony has undergone a number of restructuring efforts to reduce operating costs. These efforts included headcount reduction programs, initiatives to advance rationalization of manufacturing operations and shifting and aggregating manufacturing to low-cost areas. Significant restructuring activities are as follows:

Retirement programs -

In an effort to improve the performance of the Devices segment, Sony has undergone several headcount reduction programs to further reduce operating costs. Through measures including the realignment of its manufacturing sites, a review of its development and design structure, and the streamlining of its sales and administrative functions, Sony has continued to implement a company-wide (including headquarters) rationalization. Sony intends to reallocate and optimize its workforce through programs including work reassignments and outplacements. As a result of these measures, Sony recorded in the Devices segment restructuring charges related mainly to employee termination benefits totaling 7,474 million yen, 5,445 million yen and 15,153 million yen for the fiscal years ended March 31, 2011, 2012 and 2013, respectively, in selling, general and administrative expenses in the consolidated statements of income. These staff reductions were achieved worldwide mostly through the implementation of early retirement programs, including headcount reductions at Sony Corporation and major consolidated electronics subsidiaries in Japan to streamline organizations of the electronics business operations and increase operational efficiency as announced on October 19, 2012. Sony will continue to implement programs to reduce headcount by streamlining business operations, including closure and consolidation of manufacturing sites, and the consolidation of headquarters and administrative functions.

Sale and asset-impairment of small- and medium-sized TFT LCD business -

As described in Note 25, Sony sold its small- and medium-sized TFT LCD business to Japan Display Inc. During the fiscal year ended March 31, 2012, Sony recorded an impairment loss of 19,187 million yen in other operating (income) expense, net in the consolidated statements of income, as the long-lived assets used by the business were classified as held for sale and recorded at the lesser of carrying value or fair value.

Pictures segment

In an effort to improve the performance of the Pictures segment, Sony has undergone a number of restructuring efforts to reduce operating costs and rationalize certain operations.

The resulting restructuring charges, included in the table above, were related mainly to employee termination benefits and included in selling, general and administrative expenses in the consolidated statements of income.

Music segment

In an effort to improve the performance of the Music segment due to the continued contraction of the physical music market, Sony has undergone a number of restructuring efforts to reduce operating costs.

The resulting restructuring charges, included in the table above, were related mainly to employee termination benefits and included in selling, general and administrative expenses in the consolidated statements of income.

Financial Services segment

In an effort to improve the performance of the Financial Services segment, Sony has undergone restructuring efforts to reduce operating costs.

During the fiscal year ended March 31, 2011, Sony recorded restructuring charges of 3,371 million yen in financial service expenses and 1,639 million yen in other operating (income) expense, net in the consolidated statements of income. These restructuring charges related mainly to the partial sale of a leasing and credit card business.

Cash flows from the partial sale of a leasing and credit card business are included in sales of businesses in the consolidated statements of cash flows.

All Other and Corporate

The resulting restructuring charges, included in the table above, were related mainly to employee termination benefits, including headcount reductions at Sony Corporation and major consolidated electronics subsidiaries in Japan to streamline organizations of the electronics business operations and increase operational efficiency as announced on October 19, 2012, and included in selling, general and administrative expenses and an impairment of assets in other operating (income) expense in the consolidated statements of income.

Other asset impairment information

Asset-impairment of LCD television business related long-lived assets -

Sony recorded impairment losses of 16,700 million yen and 7,617 million yen for the fiscal years ended March 31, 2012 and 2013, respectively, included within the HE&S segment, related to the LCD television assets group. These impairment losses primarily reflected a decrease in the estimated fair value of property, plant and equipment and certain intangible assets.

For the LCD television asset group, the corresponding estimated future cash flows leading to the impairment charge reflected the continued deterioration in LCD television market conditions in Japan, Europe and North America, and unfavorable foreign exchange rates.

Sony excluded these losses on impairment from restructuring charges as they were not directly related to Sony’s ongoing restructuring initiatives.

Asset-impairment of network business related long-lived assets -

Sony recorded an impairment loss of 12,601 million yen for the fiscal year ended March 31, 2012, included within All Other, related to the network business asset group, which has made investments in network improvements and security enhancements. This impairment loss primarily reflects a decrease in the estimated fair value of certain intangible and other long-lived assets.

During the fiscal year ended March 31, 2012, the corresponding estimated future cash flows leading to the impairment charge reflected management’s revised forecast over the limited period applicable to the impairment determination.

Sony excluded this loss on impairment from restructuring charges as it was not directly related to Sony’s ongoing restructuring initiatives.

Supplemental consolidated statements of income information	12 Months Ended
Mar. 31, 2013
Supplemental consolidated statements of income information
20.	Supplemental consolidated statements of income information

(1)	Other operating (income) expense, net:

Sony records transactions in other operating (income) expense, net due to either the nature of the transaction or in consideration of factors including the relationship to Sony’s core operations.

Other operating (income) expense, net is comprised of the following:

	Yen in millions
	March 31
	2011	2012	2013
GSN remeasurement gain*[1]	(26,991)	—	—
Sony Ericsson remeasurement gain*[1]	—	(102,331)	—
Gain on sale and remeasurement of M3 shares*[2]	—	—	(122,160)
Gain on sale of the U.S. headquarters building*[3]	—	—	(65,516)
Gain on sale of Sony City Osaki*[3]	—	—	(42,322)
(Gain) loss on sale of interests in subsidiaries and affiliates, net*[1,4]	(4,465)	(2,882)	(10,399)
(Gain) loss on sale, disposal or impairment of assets, net*[4,5]	18,006	45,619	5,178

	(13,450)	(59,594)	(235,219)

*1	Refer to Note 24.

*2	Refer to Note 5.

*3	Refer to Note 8.

*4	Refer to Note 25.

*5	Refer to Notes 13, 18 and 19.

(2)	Research and development costs:

Research and development costs charged to cost of sales for the fiscal years ended March 31, 2011, 2012 and 2013 were 426,814 million yen, 433,477 million yen and 473,610 million yen, respectively.

(3)	Advertising costs:

Advertising costs included in selling, general and administrative expenses for the fiscal years ended March 31, 2011, 2012 and 2013 were 396,425 million yen, 357,106 million yen and 354,981 million yen, respectively.

(4)	Shipping and handling costs:

Shipping and handling costs for finished goods included in selling, general and administrative expenses for the fiscal years ended March 31, 2011, 2012 and 2013 were 91,926 million yen, 76,644 million yen and 63,160 million yen, respectively, which included the internal transportation costs of finished goods.

Income taxes	12 Months Ended
Mar. 31, 2013
Income taxes
21.	Income taxes

Domestic and foreign components of income (loss) before income taxes and the provision for current and deferred income taxes attributable to such income are summarized as follows:

	Yen in millions
	Fiscal year ended March 31
	2011	2012	2013
Income (loss) before income taxes:
Sony Corporation and all subsidiaries in Japan	143,917	(106,496)	185,767
Foreign subsidiaries	61,096	23,310	59,914

	205,013	(83,186)	245,681

Income taxes — Current:
Sony Corporation and all subsidiaries in Japan	60,514	33,921	34,288
Foreign subsidiaries	57,404	74,624	41,446

	117,918	108,545	75,734

Income taxes — Deferred:
Sony Corporation and all subsidiaries in Japan	365,665	2,794	76,256
Foreign subsidiaries	(58,244)	203,900	(10,485)

	307,421	206,694	65,771

Total income tax expense	425,339	315,239	141,505

A reconciliation of the differences between the Japanese statutory tax rate and the effective tax rate is as follows:

	Fiscal year ended March 31
	2011	2012	2013
Statutory tax rate	41.0%	(41.0%)	38.3%
Non-deductible expenses	1.3	4.2	1.3
Income tax credits	(2.0)	(3.6)	(1.4)
Change in statutory tax rate	0.9	(36.2)	(1.9)
Change in valuation allowances	174.5	491.0	22.9
Change in deferred tax liabilities on undistributed earnings of foreign subsidiaries and corporate joint ventures	1.5	(21.2)	(0.7)
Lower tax rate applied to life and non-life insurance business in Japan	(2.8)	(7.8)	(3.2)
Foreign income tax differential	(10.5)	6.7	3.3
Adjustments to tax accruals and reserves	4.5	(15.9)	(3.1)
Effect of equity in net income (loss) of affiliated companies	(2.8)	60.0	0.1
Sony Ericsson remeasurement gain	—	(50.6)	—
Insurance recovery tax exemptions related to the Floods	—	(5.2)	(1.2)
Other	1.9	(1.4)	3.2

Effective income tax rate	207.5%	379.0%	57.6%

In November 2011, the Japanese legislature enacted tax law changes which included lowering the national tax rate, limiting the annual use of net operating loss carryforwards to 80% of taxable income and increasing the net operating loss carryforward period from seven to nine years for losses incurred in the tax years ending on or after April 1, 2008. As a result, the statutory tax rate during the fiscal years ended March 31, 2013 to the fiscal years ending March 31, 2015 is approximately 38% and from the fiscal year ending March 31, 2016 will be approximately 36%. The limitation on the use of net operating loss carryforwards, however, may result in cash tax payments being due if there is taxable income in Japan even though Sony Corporation and its national tax filing group in Japan have significant net operating loss carryforwards available. These tax law changes took effect for Sony from April 1, 2012. Because accounting for income taxes requires the measurement of deferred tax assets and liabilities using the enacted tax rates, the tax law changes resulted in a net deferred tax benefit of 32,729 million yen for the fiscal year ended March 31, 2012.

The significant components of deferred tax assets and liabilities are as follows:

	Yen in millions
	March 31
	2012	2013
Deferred tax assets:
Operating loss carryforwards for tax purposes	533,912	546,322
Accrued pension and severance costs	87,871	102,970
Film costs	40,566	90,456
Warranty reserves and accrued expenses	82,842	70,529
Future insurance policy benefits	22,907	24,217
Inventory	37,431	33,232
Depreciation	39,473	38,334
Tax credit carryforwards	73,945	62,599
Reserve for doubtful accounts	5,580	5,629
Impairment of investments	34,387	32,136
Deferred revenue in the Pictures segment	21,980	30,181
Other	146,777	170,865

Gross deferred tax assets	1,127,671	1,207,470
Less: Valuation allowance	(868,233)	(931,247)

Total deferred tax assets	259,438	276,223

Deferred tax liabilities:
Insurance acquisition costs	(140,190)	(145,048)
Future insurance policy benefits	(66,998)	(85,400)
Unbilled accounts receivable in the Pictures segment	(45,467)	(54,232)
Unrealized gains on securities	(43,831)	(63,730)
Intangible assets acquired through stock exchange offerings	(28,139)	(27,525)
Undistributed earnings of foreign subsidiaries and corporate joint ventures	(27,920)	(28,057)
Investment in M3	—	(46,336)
Other	(73,399)	(61,152)

Gross deferred tax liabilities	(425,944)	(511,480)

Net deferred tax liabilities	(166,506)	(235,257)

The valuation allowance mainly relates to deferred tax assets of certain consolidated subsidiaries with operating loss carryforwards and tax credit carryforwards for tax purposes that are not more-likely-than-not to be realized. The net changes in the total valuation allowance were increases of 347,460 million yen, 394,520 million yen and 63,014 million yen for the fiscal years ended March 31, 2011, 2012 and 2013, respectively.

The increase during the fiscal year ended March 31, 2011 was primarily due to the additional valuation allowance recorded on deferred tax assets at Sony Corporation and its national tax filing group in Japan. Sony Corporation and its national tax filing group in Japan were in a three year cumulative loss position in the fiscal year ended March 31, 2011. In Japan, Sony Corporation files a standalone tax filing for local tax purposes and a consolidated national tax filing with its wholly-owned Japanese subsidiaries for national tax purposes. As the national tax filing group only includes wholly-owned subsidiaries, certain Japanese subsidiaries are excluded, the most significant of which are Sony Financial Holdings Inc. and its subsidiaries. Due to the cumulative losses in recent years, and because the net operating losses in Japan have a relatively short carryforward period of seven to nine years, a limited number of years remain in the carryforward period. The first year of expiration of the remaining net operating losses in Japan would be 2014 for local taxes and 2018 for national taxes. Carrying amounts of deferred tax assets require a reduction by a valuation allowance if, based on the available positive and negative evidence, it is more likely than not that such assets will not be realized. While the cumulative loss position and the remaining limited years in the carryforward period were significant negative evidence, there was positive evidence in the form of a history of taxable income and a history of utilizing assets before expiration, as well as the availability of tax strategies regarding the utilization of the deferred tax assets. However, based on the near term forecast at the end of the fiscal year ended March 31, 2011, including the anticipated impact of the Great East Japan Earthquake and the lesser weight provided to longer range forecasts when an entity is in a cumulative loss, Sony did not believe that the objectively verifiable positive evidence was sufficient to overcome the significant negative evidence of the cumulative loss. As the weight given to the positive and negative evidence is commensurate with the extent to which the evidence may be objectively verified, it is generally difficult for positive evidence regarding projected future taxable income exclusive of reversing taxable temporary differences to outweigh objectively verifiable negative evidence of recent financial reporting losses. Accordingly, Sony, based on the weight of the available positive and negative evidence, established a valuation allowance of 362,316 million yen as of March 31, 2011.

The increase during the fiscal year ended March 31, 2012 was primarily due to the additional valuation allowances recorded on deferred tax assets in the U.S. and the U.K. and additional valuation allowances recorded in Japan for Sony Corporation and certain Japanese subsidiaries. As of March 31, 2012, Sony has concluded that with respect to Sony Americas Holding Inc. (“SAHI”) and its consolidated tax filing group in the U.S., and Sony Europe Limited (“SEU”), a subsidiary in the U.K., the cumulative loss position was significant negative evidence that was difficult to overcome. There was positive evidence in the form of tax planning actions and strategies, the long carryforward periods for utilization, as well as a history of taxable income and utilization of assets before expiration. The tax planning strategies included changes in film amortization methods in the U.S., the success of which depends on future forecasts of income. Notwithstanding this positive evidence, the weight given to evidence is commensurate with the extent to which it can be objectively verified. It is generally difficult for positive evidence regarding projected future taxable income exclusive of reversing taxable temporary differences to outweigh objectively verifiable negative evidence of recent financial reporting losses. Accordingly, Sony, based on the weight of the available positive and negative evidence, established a valuation allowance of 203,025 million yen for SAHI and its consolidated tax filing group in the U.S., and 20,694 million yen for SEU, as of March 31, 2012. Sony Corporation and its national tax filing group in Japan remained in a cumulative loss position as of March 31, 2012, and as a result, during the fiscal year ended March 31, 2012, Sony recorded an additional valuation allowance against certain deferred tax assets at Sony Corporation and its national tax filing group in Japan. In addition, several Japanese subsidiaries are also in a cumulative loss position as of March 31, 2012, and therefore, recorded valuation allowances of 32,631 million yen against their separate deferred tax assets for local tax purposes.

Prior to its acquisition, Sony Ericsson, principally due to its cumulative loss position, had a valuation allowance against deferred tax assets mainly in Sweden in the amount of 78,393 million yen, for which Sony reported the impact of the valuation allowance through its 50% equity interest in Sony Ericsson.

The increase during the fiscal year ended March 31, 2013 was primarily due to continuing losses at Sony Corporation and its national tax filing group in Japan and SEU, partially offset by a decrease in the valuation allowance in the U.S. principally attributable to a gain on the sale of the U.S. headquarters building as described in Note 8.

Net deferred tax assets (net of valuation allowance) and liabilities are included in the consolidated balance sheets as follows:

	Yen in millions
	March 31
	2012	2013
Current assets — Deferred income taxes	36,769	44,615
Other assets — Deferred income taxes	100,460	107,688
Current liabilities — Other	(19,236)	(13,561)
Long-term liabilities — Deferred income taxes	(284,499)	(373,999)

Net deferred tax liabilities	(166,506)	(235,257)

At March 31, 2013, deferred income taxes have not been provided on undistributed earnings of foreign subsidiaries and corporate joint ventures not expected to be remitted in the foreseeable future totaling 1,097,643 million yen, and on the gain of 61,544 million yen on a subsidiary’s sale of stock arising from the issuance of common stock of Sony Music Entertainment (Japan) Inc. (“SMEJ”) in a public offering to third parties in November 1991, as Sony does not anticipate any significant tax consequences on the possible future disposition of its investment based on its tax planning strategies. It is not practicable to determine the amount of unrecognized deferred tax liabilities associated with such temporary differences as of March 31, 2013.

At March 31, 2013, Sony has operating loss carryforwards for tax purposes, the tax effect of which totaled 546,322 million yen, which will be available as an offset against future taxable income on tax returns to be filed in various tax jurisdictions. With the exception of 145,713 million yen with no expiration period, substantially all of the total operating loss carryforwards expire at various periods between the fiscal years ending March 31, 2014 and 2022 and the remaining amounts expire in periods up to 20 years depending on the jurisdiction.

Tax credit carryforwards for tax purposes at March 31, 2013 amounted to 62,599 million yen. With the exception of 18,006 million yen with no expiration period, total available tax credit carryforwards expire at various dates primarily up to 10 years.

A reconciliation of the beginning and ending gross amounts of unrecognized tax benefits is as follows:

	Yen in millions
	March 31
	2011	2012	2013
Balance at beginning of the fiscal year	229,228	225,120	288,311
Reductions for tax positions of prior years	(39,005)	(25,302)	(11,533)
Additions for tax positions of prior years	19,947	59,159	8,980
Additions based on tax positions related to the current year	41,201	44,307	27,849
Settlements	(1,478)	(4,046)	(140,813)
Lapse in statute of limitations	(7,770)	(3,807)	(7,495)
Foreign currency translation adjustments	(17,003)	(7,120)	26,587

Balance at end of the fiscal year	225,120	288,311	191,886

Total net amount of unrecognized tax benefits that, if recognized, would affect the effective tax rate	87,497	77,925	72,947

The major changes, including settlements, in the total gross amount of unrecognized tax benefit balances relate to transfer pricing adjustments, including as a result of the Bilateral Advance Pricing Agreements (“APAs”) filed for certain subsidiaries in the IP&S, Game, MP&C, HE&S, and Devices segments and All Other, with respect to the intercompany cross-border transactions. The APAs include agreements between Sony and two taxing authorities under the authority of the mutual agreement procedure specified in income tax treaties. Sony reviews its estimated tax expense based on the progress made in these procedures, and the progress of transfer pricing audits generally, and makes adjustments to its estimates as necessary. In addition, the APA’s are government to government negotiations, and therefore it is possible that the final outcomes of the agreements may differ from Sony’s current assessment of the more-likely-than-not outcomes of such agreements.

During the fiscal year ended March 31, 2011, Sony recorded 3,612 million yen of interest expense and reversed 261 million yen of penalties.

During the fiscal year ended March 31, 2012, Sony reversed 1,336 million yen of interest expense and 333 million yen of penalties. At March 31, 2012, Sony had recorded liabilities of 13,187 million yen and 4,074 million yen for the payments of interest and penalties, respectively.

During the fiscal year ended March 31, 2013, Sony reversed 3,935 million yen of interest expense and 367 million yen of penalties. At March 31, 2013, Sony had recorded liabilities of 9,252 million yen and 3,707 million yen for the payments of interest and penalties, respectively.

Sony operates in multiple jurisdictions throughout the world, and its tax returns are periodically audited by Japanese and foreign taxing authorities. As a result of audit settlements, the conclusion of current examinations, the expiration of the statute of limitations in several jurisdictions and other reevaluations of Sony’s tax positions, it is expected that the amount of unrecognized tax benefits will change in the next twelve months. Accordingly, Sony believes it is reasonably possible that its existing unrecognized tax benefits may be reduced by an amount up to 5,632 million yen within the next twelve months.

Sony remains subject to examinations by Japanese taxing authorities for tax years from 2006 through 2012, and by the U.S. and other foreign taxing authorities for tax years from 1998 through 2012.

Reconciliation of the differences between basic and diluted EPS	12 Months Ended
Mar. 31, 2013
Reconciliation of the differences between basic and diluted EPS
22.	Reconciliation of the differences between basic and diluted EPS

Reconciliation of the differences between basic and diluted EPS for the fiscal years ended March 31, 2011, 2012 and 2013 is as follows:

	Yen in millions
	Fiscal year ended March 31
	2011	2012	2013
Net income (loss) attributable to Sony Corporation’s stockholders for basic and diluted EPS computation	(259,585)	(456,660)	43,034

	Thousands of shares
Weighted-average shares outstanding	1,003,559	1,003,578	1,005,417
Effect of dilutive securities:
Stock acquisition rights	—	—	67
Zero coupon convertible bonds	—	—	65,308

Weighted-average shares for diluted EPS computation	1,003,559	1,003,578	1,070,792

	Yen
Basic EPS	(258.66)	(455.03)	42.80

Diluted EPS	(258.66)	(455.03)	40.19

Potential shares of common stock which were excluded from the computation of diluted EPS for the fiscal years ended March 31, 2011, 2012 and 2013 were 19,383 thousand shares, 22,417 thousand shares and 17,272 thousand shares, respectively. The potential shares were excluded as anti-dilutive for the fiscal years ended March 31, 2011 and 2012 due to Sony incurring a net loss attributable to Sony Corporation’s stockholders for those fiscal years and potential shares related to stock acquisition rights were excluded as anti-dilutive for the fiscal year ended March 31, 2013 as the exercise price for those shares was in excess of the average market value of Sony’s common stock for the fiscal year. The zero coupon convertible bonds issued in November 2012 was included in the diluted EPS calculation under the if-converted method beginning upon issuance.

Variable Interest Entities	12 Months Ended
Mar. 31, 2013
Variable Interest Entities
23.	Variable interest entities

Sony has, from time to time, entered into various arrangements with VIEs. These arrangements include several joint ventures in the recorded music business, the U.S. based music publishing business, the financing of film production and the outsourcing of manufacturing operations. In addition, Sony has entered into several accounts receivable sales programs that involve VIEs, which are described in Note 6. For the VIEs that are described below, it has been determined that Sony is the primary beneficiary and, accordingly, these VIEs are consolidated by Sony.

Sony’s U.S. subsidiary that is engaged in the recorded music business has entered into several joint ventures with companies involved in the production and creation of recorded music. Sony has reviewed these joint ventures and determined that they are VIEs. Based on a qualitative assessment, it was determined that Sony has the power to direct the activities that most significantly impact the VIEs’ economic performance, as well as the obligation to absorb the losses of theses VIEs as Sony is responsible for providing funding to these VIEs, and in most cases absorbs all losses until the VIEs become profitable. As a result, it has been determined that Sony is the primary beneficiary. The assets of Sony are not available to settle the obligations of these VIEs. On an aggregate basis, the total assets and liabilities for these VIEs at March 31, 2013 were 26,426 million yen and 7,752 million yen, respectively.

Sony’s U.S. based music publishing subsidiary is a joint venture with a third-party investor and has been determined to be a VIE. The subsidiary owns and acquires rights to musical compositions, exploits and markets these compositions and receives royalties or fees for their use. Under the terms of the joint venture, Sony has the obligation to fund any working capital deficits as well as any acquisition of music publishing rights made by the joint venture. In addition, the third-party investor receives a guaranteed annual dividend of up to 23.1 million U.S. dollars through December 15, 2016. Based on a qualitative assessment, it was determined that Sony has the power to direct the activities that most significantly impact the VIE’s economic performance, as well as the obligation to absorb the losses of the VIE due to its obligation to provide funding to the joint venture. As a result, it has been determined that Sony is the primary beneficiary. At March 31, 2013, the assets and liabilities of the VIE that were included in Sony’s consolidated balance sheets were as follows:

Yen in millions
Assets:
Cash and cash equivalents	6,427
Account receivables, net	1,750
Other current assets	22,262
Property, plant and equipment, net	940
Intangibles, net	59,055
Goodwill	14,225
Other noncurrent assets	6,894

Total assets	111,553

Liabilities:
Accounts payable and accrued expenses	32,803
Other current liabilities	7,340
Other noncurrent liabilities	2,012

Total liabilities	42,155

VIEs in which Sony holds a significant variable interest, but is not the primary beneficiary are described as follows:

In connection with the September 2010 refinancing of the debt obligations of the third-party investor in the music publishing subsidiary described above, Sony has issued a guarantee to a creditor of the third-party investor in which Sony has agreed to repay the outstanding principal plus accrued interest up to a maximum of 303 million U.S. dollars to the creditor should the third-party investor default on its obligation. The obligation of the third-party investor is collateralized by its 50% interest in Sony’s music publishing subsidiary. Should Sony have to make a payment under the terms of the guarantee, Sony would assume the creditor’s rights to the underlying collateral. The assets of the third-party investor that are being used as collateral were placed in a separate trust which is also a VIE in which Sony has significant variable interests. Based on a qualitative assessment, it was determined that Sony is not the primary beneficiary as Sony does not have the power to direct the activities of the trust. The assets held by the trust consist solely of the third-party investor’s 50% ownership interest in the music publishing subsidiary. At March 31, 2013, the fair value of the assets held by the trust exceeded 303 million U.S. dollars.

Sony’s subsidiary in the Pictures segment entered into a joint venture agreement with a VIE to acquire the international distribution rights, as defined, to 12 pictures. The subsidiary is required to distribute these pictures internationally, for contractually defined fees determined as percentages of gross receipts and is responsible for all distribution and marketing expenses, which are recouped from such distribution fees, each as defined. The VIE was capitalized with total financing of 406 million U.S. dollars. Of this amount, 11 million U.S. dollars was contributed by the subsidiary, 95 million U.S. dollars was provided by unrelated third-party investors and the remaining funding was provided through a 300 million U.S. dollar bank credit facility. Under the agreement, the subsidiary’s 11 million U.S. dollars equity investment is the last equity to be repaid. Based on the factors above, it was previously determined that the subsidiary was the primary beneficiary as it had the power to direct the activities of the VIE and was projected to absorb a significant amount of the losses or residual returns of the VIE. As of March 31, 2009, the bank credit facility had been terminated and the third-party investors have been repaid their 95 million U.S. dollar investment. On May 11, 2009, the subsidiary repurchased from the VIE the international distribution rights to the 12 pictures and the VIE received a participation interest in these films on identical financial terms to those described above. As a result of repurchasing the international distribution rights from the VIE, Sony determined that the subsidiary was no longer the primary beneficiary as it no longer had the power to direct the activities of the VIE and was not projected to absorb a significant amount of the losses or residual returns of the VIE. No gain or loss was recognized by the subsidiary on the deconsolidation of the VIE. On April 11, 2012, the subsidiary acquired the VIE’s participation interest for 22 million U.S. dollars. As a result of this acquisition, the VIE no longer has any financial interest in these pictures.

Additionally, on January 19, 2007, the subsidiary entered into a production/co-financing agreement with another VIE to co-finance a majority of the films submitted through March 2012. The subsidiary received a commitment from the VIE that it would fund up to 525 million U.S. dollars on a revolving basis to fund the production or acquisition cost of films (including fees and expenses). Under the agreement, the subsidiary is responsible for the marketing and distribution of the product through its global distribution channels. The VIE shares in the net profits, as defined, of the films after the subsidiary recoups a distribution fee, its marketing and distribution expenses, and third-party participation and residual costs, each as defined. As the subsidiary did not have the power to direct the activities of the VIE, the subsidiary is not the primary beneficiary of the VIE. On December 16, 2011, the subsidiary and the VIE agreed to modify the production/co-financing agreement (the “Modification”). Per the Modification, the VIE paid the subsidiary 20 million U.S. dollars and transferred selected rights in the films financed prior to the Modification (the “Previously Financed Films”) to the subsidiary, including the VIE’s share in the net profits in the Previously Financed Films. In exchange, the subsidiary released the VIE from its obligation to finance future films and the VIE received a participation interest in the Previously Financed Films. As the subsidiary, after the Modification, continues to not have the power to direct the activities of the VIE, the subsidiary is not the primary beneficiary of the VIE. At March 31, 2013, there were no amounts recorded on the subsidiary’s balance sheet that related to the VIE other than the VIE’s participation interest in the Previously Financed Films.

In January 2010, Sony sold 90.0% of its interest in a Mexican subsidiary which primarily manufactured LCD televisions, as well as other assets to a contract manufacturer. The continuing entity, which would perform this manufacturing going forward, is a VIE as it is thinly capitalized and dependent on funding from the parent entity. Based on a qualitative assessment, it was determined that Sony is not the primary beneficiary as Sony does not have the power to direct the activities that most significantly impact the VIE’s economic performance nor does Sony have the obligation to absorb the losses of the VIE. Concurrent with the sale, Sony entered into an agreement with the VIE and its parent company in which Sony agreed to purchase a significant share of the LCD televisions that Sony sells in certain markets, including the U.S. market. As of March 31, 2013, the amounts recorded on Sony’s consolidated balance sheets that relate to the VIE include receivables recorded within prepaid expenses and other current assets of 8,989 million yen and accounts payable, trade of 12,756 million yen. Sony’s maximum exposure to losses is considered insignificant.

As described in Note 5, on June 29, 2012, an investor group which included a wholly owned subsidiary of Sony Corporation completed its acquisition of EMI Music Publishing. To effect the acquisition, the investor group formed DH Publishing, L.P. (“DHP”) which acquired EMI Music Publishing. In addition, DHP entered into an agreement with Sony’s U.S. based music publishing subsidiary in which the subsidiary provides administration services to DHP (the “Administration Agreement”). DHP was determined to be a VIE as many of the decision making rights for the entity do not reside within the entity’s equity interests, but rather are embedded in the Administration Agreement. Under the terms of the Administration Agreement, the largest non-Sony shareholder has approval rights over decisions regarding the activities that most significantly impact DHP, including the acquisition and retention of copyrights and the licensing of songs. These approval rights result in Sony and the largest non-Sony shareholder sharing the power to direct the activities of DHP, and as such, Sony is not the primary beneficiary of the VIE. At March 31, 2013, the only amounts recorded on Sony’s consolidated balance sheet that relate to the VIE is Sony’s net investment of 273 million U.S. dollars and a net receivable balance of 11 million U.S. dollars. Sony’s maximum exposure to losses as of March 31, 2013 is the aggregate amounts recorded on its balance sheet of 284 million U.S. dollars.

As described in Note 6, accounts receivable sales programs in Japan and in the Financial Services segment also involve VIEs. These VIEs are all special purpose entities of the sponsor banks. Based on a qualitative assessment, Sony is not the primary beneficiary and therefore does not consolidate these entities as Sony does not have the power to direct the activities, an obligation to absorb losses, or the right to receive the residual returns of these VIEs. Sony’s maximum exposure to losses from these VIEs is considered insignificant.

Acquisitions	12 Months Ended
Mar. 31, 2013
Acquisitions
24.	Acquisitions

(1)	Game Show Network acquisition

In March 2011, Sony acquired an additional 5% equity interest in Game Show Network (“GSN”) from the other investor in GSN (the “Current Investor”) for 4,849 million yen, resulting in Sony owning a 40% equity interest in GSN. As part of the acquisition, Sony obtained a controlling interest in GSN, including the ability to appoint the majority of representatives on the GSN management committee, control over approval of the budget for GSN and control over the hiring, terminating and setting compensation of the senior management of GSN. This acquisition will strengthen Sony’s presence in U.S. cable networks and Sony expects that it will allow GSN to further exploit and benefit from the light entertainment assets in the Pictures segment.

Prior to the March 2011 acquisition, Sony’s interest in GSN was accounted for under the equity method of accounting. As a result of Sony obtaining a controlling interest in GSN, Sony consolidated GSN using the acquisition method of accounting and recorded the assets and liabilities of GSN at fair value, including 45,905 million yen of goodwill, 47,323 million yen of intangible assets, an 18,779 million yen redeemable noncontrolling interest and a 40,728 million yen noncontrolling interest. The intangible assets were primarily comprised of television carriage agreements (broadcasting agreements) of 33,698 million yen with a weighted-average amortization period of 20 years. In accordance with the accounting guidance for business combinations achieved in stages, Sony remeasured the 35% equity interest in GSN that it owned prior to the acquisition at a fair value of 33,940 million yen which resulted in the recognition of a gain of 26,991 million yen recorded in other operating (income) expense, net.

No value was allocated to in-process research and development in this acquisition. Goodwill represents unidentifiable intangible assets, such as future growth from new revenue streams and synergies with Sony’s existing assets and businesses, and is calculated as the excess of the purchase price over the estimated fair value of the net tangible and intangible assets acquired and is not deductible for tax purposes. The goodwill recorded in connection with this acquisition is included in the Pictures segment.

The results of operations of GSN are included in the Pictures segment after the acquisition date. The following unaudited supplemental pro forma financial information presents the combined results of operations of Sony and GSN as though the acquisition had occurred as of the beginning of the fiscal year ended March 31, 2011:

Yen in millions, except per share data
Fiscal year ended March 31
2011
(Unaudited)
Net sales	6,325,310
Operating income	199,445
Net loss attributable to Sony Corporation’s stockholders	(259,731)
Basic EPS	(258.81)
Diluted EPS	(258.81)

The unaudited supplemental pro forma financial information is based on estimates and assumptions, which Sony believes are reasonable and is not intended to represent or be indicative of what Sony’s consolidated net loss attributable to Sony Corporation’s stockholders would have been had the acquisition been completed at the beginning of each of these periods and should not be taken as indicative of Sony’s future consolidated net loss attributable to Sony Corporation’s stockholders. The unaudited supplemental pro forma financial information includes a gain from remeasurement of the previously owned equity interest and incremental intangible asset amortization, net of the related tax effects.

In addition to acquiring the additional 5% equity interest in GSN, Sony granted a put right to the Current Investor and received a call right from the Current Investor for an additional 18% equity interest in GSN. The put right was exercisable during three windows starting on April 1 of 2012, 2013 and 2014 and lasting for 60 business days (each such period, a “Trigger Window”). In the event that GSN’s audited financial statements for the most recently completed calendar year are not available on April 1, the Trigger Window shall commence on the day when GSN’s audited financial statements are delivered to the Current Investor. The exercise price of the put was calculated using a formula based on an agreed upon multiple of the earnings of GSN with a minimum price of 234 million U.S. dollars and a maximum price of 288 million U.S. dollars. In September 2012, the Current Investor exercised its put right to sell an 18% interest in GSN to Sony for 234 million U.S. dollars (the “GSN Share Purchase”). The GSN Share Purchase received regulatory approval and closed on December 7, 2012 (the “Closing Date”). Prior to the Current Investor exercising its put right, the portion of the noncontrolling interest that could be put to Sony was accounted for as redeemable securities because redemption was outside of Sony’s control and was reported in the mezzanine equity section in the consolidated balance sheets. After exercise, the 234 million U.S. dollars owed to the Current Investor (the “Put Payment”) is payable to the Current Investor in two payments of 117 million U.S. dollars each plus interest thereon at 10% per annum from the Closing Date to each payment date. The first payment is due no later than April 15, 2013 and the second payment is due no later than April 15, 2014; provided, however, that Sony may make either payment at any time up to the due date with no prepayment penalty. Sony paid the first payment of 117 million U.S. dollars plus interest of 3.8 million U.S. dollars to the Current Investor on April 2, 2013. A buy/sell provision also applies to the equity interests in GSN owned by Sony and the Current Investor and may be exercised annually for a 60 business day window beginning April 1, 2015.

(2)	Sony Ericsson acquisition

On February 15, 2012, Sony acquired Ericsson’s 50% equity interest in Sony Ericsson, resulting in Sony Ericsson becoming a wholly-owned subsidiary of Sony. The transaction also provided Sony with a broad intellectual property cross-licensing (“IP cross-licensing”) agreement and ownership of five essential patent families relating to wireless handset technology. The total consideration consisted of 107,174 million yen (1,050 million euros) of cash. The agreement with Ericsson also provided for contingent consideration depending on the level of certain specified costs. Based on the estimated level of the specified costs, no amounts were expected to be paid under this arrangement and therefore no amounts were recorded as additional consideration. This acquisition will integrate Sony Ericsson, renamed Sony Mobile, into Sony’s platform of network-connected consumer electronics products with the aim of accelerating convergence.

Prior to the acquisition, Sony’s interest in Sony Ericsson was accounted for under the equity method of accounting. As a result of Sony obtaining a controlling interest in Sony Ericsson, Sony consolidated Sony Ericsson using the acquisition method of accounting and recorded the fair value of the identifiable assets, liabilities assumed, noncontrolling interest and residual goodwill of Sony Ericsson. In accordance with the accounting guidance for business combinations achieved in stages, Sony remeasured the 50% equity interest in Sony Ericsson that it owned prior to the acquisition at a fair value of 71,449 million yen which resulted in the recognition of a gain of 102,331 million yen recorded in other operating (income) expense, net. Sony elected not to record a deferred tax liability corresponding to the difference between the financial reporting basis which was remeasured to fair value upon an acquisition of a controlling interest in a foreign entity and the tax basis in the previously held ownership interest. In addition, accumulated translation adjustments of 11,690 million yen remained as a component of accumulated other comprehensive income.

The following table summarizes the fair values assigned to the assets and liabilities of Sony Ericsson that were recorded in the MP&C segment, and the IP cross-licensing that was assigned to Corporate for segment reporting purposes.

Yen in millions
Acquired assets and liabilities recorded at fair value as of the acquisition date
Cash and cash equivalents	35,331
Notes and accounts receivable, trade	54,522
Inventories	54,095
Prepaid expenses and other current assets	28,618
Property, plant and equipment	18,075
Intangibles	123,097
Goodwill	128,522
Other noncurrent assets	22,463

Total assets	464,723
Notes and accounts payable, trade	66,522
Accounts payable, other and accrued expenses	61,467
Other current liabilities	136,938
Other noncurrent liabilities	7,126

Total liabilities	272,053
Noncontrolling interest	14,047

Total	178,623

No value was allocated to in-process research and development in this acquisition as no material amounts were identified; however, certain significant research and development activities were substantially completed as of the acquisition date and included within acquired intangible assets as developed technology. Goodwill represents unidentifiable intangible assets, such as future growth from new revenue streams, increased market share particularly in emerging markets and the U.S., synergies with existing Sony assets and businesses and an assembled workforce, and is calculated as the excess of the purchase price over the estimated fair value of the net tangible and intangible assets acquired and is not deductible for tax purposes. The goodwill recorded in connection with this acquisition is included in the MP&C segment.

The intangible assets are comprised of the following:

	Yen in millions	Years
	Acquired intangibles recorded at fair value	Weighted-average amortization period
Intangibles subject to amortization
IP cross-licensing	60,834	6
Developed technology	24,599	9
Customer relationships	19,597	14
Trademarks	14,086	7
Other	3,981	7

Total intangibles	123,097

The following unaudited supplemental pro forma financial information presents the combined results of operations of Sony and Sony Ericsson as though the acquisition had occurred as of the beginning of the fiscal year ended March 31, 2011:

	Yen in millions, except per share data
	Fiscal year ended March 31
	2011	2012
	(Unaudited)
Net sales	6,901,151	5,941,131
Operating income (loss)	231,895	(187,725)
Net loss attributable to Sony Corporation’s stockholders	(226,038)	(654,833)
Basic EPS	(225.24)	(652.50)
Diluted EPS	(225.24)	(652.50)

The unaudited supplemental pro forma financial information is based on estimates and assumptions, which Sony believes are reasonable and is not intended to represent or be indicative of what Sony’s consolidated net loss attributable to Sony Corporation’s stockholders would have been had the acquisition been completed at the beginning of the fiscal year ended March 31, 2011 and should not be taken as indicative of Sony’s future consolidated net loss attributable to Sony Corporation’s stockholders. The unaudited supplemental pro forma financial information includes:

•	the elimination of equity in net income (loss) and consolidation of Sony Ericsson;

•	the gain from remeasurement of the previously owned equity interest;

•	incremental intangible asset amortization, net of the related tax effects;

•	certain royalty adjustments; and

•	additional debt issuance costs and interest expense, incurred in connection with the acquisition.

(3)	Sony Semiconductor acquisition

On April 1, 2011, Sony Semiconductor Kyushu Corporation, a wholly-owned subsidiary of Sony Corporation, acquired from Toshiba Corporation (“Toshiba”) for 57,451 million yen semiconductor fabrication equipment and certain related assets. Sony Semiconductor Kyushu Corporation has subsequently changed its name to Sony Semiconductor Corporation, effective November 1, 2011. Sony’s goal in acquiring the assets is to further strengthen its production capacity for CMOS image sensors.

The assets were operated by Nagasaki Semiconductor Manufacturing Corporation (“NSM”), a joint venture among Toshiba, Sony Corporation and Sony Computer Entertainment Inc., a wholly-owned subsidiary of Sony Corporation. Subsequent to the acquisition, Sony entered into a three year sale and leaseback transaction regarding certain of the acquired machinery and equipment with its equity interest affiliate, SFIL, and received proceeds of 50,537 million yen based on the amounts recorded at fair value in the acquisition. These transactions are included within other in the investing activities section of the consolidated statements of cash flows.

In connection with the acquisition, Toshiba and Sony terminated their NSM joint venture relationship. Sony also entered into a supply arrangement to manufacture and supply system LSIs to Toshiba for one year following the acquisition.

The following table summarizes the fair values assigned to the assets acquired at the acquisition date.

Yen in millions
Acquired assets recorded at fair value
Inventories	4,370
Other current assets	82
Machinery and equipment	51,083
Intangibles	1,223
Other noncurrent assets	693

Total	57,451

As the purchase price was fully allocated to identifiable tangible and intangible assets and no liabilities were assumed, there was no goodwill recorded as part of the acquisition. The unaudited supplemental pro forma results of operations have not been presented because the effect of the acquisition was not material.

(4)	Other acquisitions

During the fiscal year ended March 31, 2011, Sony completed other acquisitions for total consideration of 2,884 million yen which was paid primarily in cash and there was no material contingent consideration subject to future change. As a result of the acquisitions, Sony recorded 1,415 million yen of goodwill and 1,227 million yen of intangible assets.

During the fiscal year ended March 31, 2012, Sony completed other acquisitions for total consideration of 7,914 million yen which was paid primarily in cash and there was no material contingent consideration subject to future change. As a result of the acquisitions, Sony recorded 5,853 million yen of goodwill and 3,345 million yen of intangible assets.

During the fiscal year ended March 31, 2013, Sony completed other acquisitions for total consideration of 39,022 million yen which was paid primarily in cash and included the August 10, 2012, acquisition of Gaikai for total cash consideration of 28,167 million yen. Gaikai has developed a high quality, fast interactive cloud-streaming platform that enables streaming of a broad array of content ranging from immersive core games with rich graphics to casual content to a wide variety of devices via the internet. There was no material contingent consideration subject to future change. As a result of Sony’s acquisition of Gaikai and other businesses, Sony recorded 27,699 million yen of goodwill and 11,511 million yen of intangible assets.

No significant amounts have been allocated to in-process research and development and all of the entities described above have been consolidated into Sony’s results of operations since their respective acquisition dates. Pro forma results of operations have not been presented because the effects of Gaikai and the other acquisitions, individually and in aggregate, were not material.

Divestitures	12 Months Ended
Mar. 31, 2013
Divestitures
25.	Divestitures

(1)	HBO Latin America

In the fiscal year ended March 31, 2011, Sony sold its remaining investment in HBO Latin America, which owns and operates certain premium pay television businesses and were included in the Pictures segment, for total cash proceeds of 5,285 million yen and a gain of 3,329 million yen.

(2)	Small- and medium-sized TFT LCD business

In March 2012, Sony sold the small- and medium-sized TFT LCD business, which was included in the Devices segment, to Japan Display Inc. The sale proceeds were subject to the finalization of certain post-closing conditions and adjustments. In connection with the sale, Sony transferred legal ownership of a certain subsidiary within the former small- and medium-sized TFT LCD business to Japan Display Inc. during the fiscal year ended March 31, 2013. During the fiscal year ended March 31, 2012, Sony recorded an impairment loss of 19,187 million yen in other operating (income) expense, net in the consolidated statements of income, as the disposal group was classified as held for sale and recorded at the lesser of carrying value or fair value. Following the sale, Sony purchased an equity interest in Japan Display Inc. which Sony accounts for under the cost method.

(3)	S-LCD Corporation

In the fiscal year ended March 31, 2012, Sony sold all of its shares of S-LCD, the LCD panel manufacturing joint venture. Refer to Note 5.

(4)	Chemical products related business

On September 28, 2012, Sony sold the chemical products related business, which was included in the Devices segment, to the Development Bank of Japan (“DBJ”). As a result of the transaction, the transfer of Sony’s domestic and overseas operations of the chemical products related business, including all shares in Sony Chemical & Information Device Corporation, to DBJ has been completed. The sale resulted in net cash proceeds of 52,756 million yen, and a gain of 9,050 million yen, recorded in other operating (income) expense, net in the consolidated statements of income, for the fiscal year ended March 31, 2013.

Collaborative arrangements	12 Months Ended
Mar. 31, 2013
Collaborative arrangements
26.	Collaborative arrangements

Sony’s collaborative arrangements primarily relate to arrangements entered into, through a subsidiary in the Pictures segment, with one or more active participants to jointly finance, produce and/or distribute motion picture or television product under which both the subsidiary and the other active participants share in the risks and rewards of ownership. These arrangements are referred to as co-production and distribution arrangements.

Sony typically records an asset for only the portion of the motion picture or television product it owns and finances. Sony and the other participants typically distribute the product in different media or markets. Revenues earned and expenses incurred for the media or markets in which Sony distributes the product are typically recorded on a gross basis. Sony typically does not record revenues earned and expenses incurred when the other participants distribute the product. Sony and the other participants typically share in the profits from the distribution of the product in all media or markets. For motion picture product, if Sony is a net receiver of (1) Sony’s share of the profits from the media or markets distributed by the other participants less (2) the other participants’ share of the profits from the media or markets distributed by Sony then the net amount is recorded as net sales. If Sony is a net payer then the net amount is recorded in cost of sales. For television product, Sony records its share of the profits from the media or markets distributed by the other participants as sales, and the other participants’ share of the profits from the media or markets distributed by Sony as cost of sales.

For the years ended March 31, 2011, 2012 and 2013, 4,866 million yen, 10,990 million yen and 31,587 million yen, respectively, were recorded as cost of sales for amounts owed to the other participants and 10,244 million yen, 14,625 million yen and 12,538 million yen, respectively, were recorded as net sales for amounts due from the other participants in these collaborative arrangements.

Commitments, contingent liabilities and other	12 Months Ended
Mar. 31, 2013
Commitments, contingent liabilities and other
27.	Commitments, contingent liabilities and other

(1)	Commitments:

A.	Loan commitments

Subsidiaries in the Financial Services segment have entered into loan agreements with their customers in accordance with the condition of the contracts. As of March 31, 2013, the total unused portion of the lines of credit extended under these contracts was 23,276 million yen. The aggregate amounts of future year-by-year payments for these loan commitments cannot be determined.

B.	Purchase commitments and other

Purchase commitments and other outstanding at March 31, 2013 amounted to 305,683 million yen. The major components of these commitments are as follows:

In the ordinary course of business, Sony makes commitments for the purchase of property, plant and equipment. As of March 31, 2013, such commitments outstanding were 27,152 million yen.

Certain subsidiaries in the Pictures segment have entered into agreements with creative talent for the development and production of motion pictures and television programming as well as agreements with third parties to acquire completed motion pictures, or certain rights therein, and to acquire the rights to broadcast certain live action sporting events. These agreements cover various periods mainly within 5 years. As of March 31, 2013, these subsidiaries were committed to make payments under such contracts of 111,390 million yen.

Certain subsidiaries in the Music segment have entered into long-term contracts with recording artists, songwriters and companies for the future production, distribution and/or licensing of music product. These contracts cover various periods mainly within 5 years. As of March 31, 2013, these subsidiaries were committed to make payments of 55,378 million yen under such long-term contracts.

Sony has entered into long-term sponsorship contracts related to advertising and promotional rights. These contracts cover various periods mainly within 10 years. As of March 31, 2013, Sony has committed to make payments of 53,792 million yen under such long-term contracts.

The schedule of the aggregate amounts of year-by-year payment of purchase commitments during the next five years and thereafter is as follows:

Fiscal year ending March 31	Yen in millions
2014	143,748
2015	60,676
2016	41,039
2017	24,102
2018	9,720
Later years	26,398

Total	305,683

In addition to the above, Sony has other commitments as follows:

During the fiscal year ended March 31, 2012, there was a receipt of an advance payment from a commercial customer. The advance payment amounts are recouped through product sales to the commercial customer during the period specified in the contract, as amended. As of March 31, 2013, Sony recorded 35,540 million yen in other long-term liabilities based on the anticipated recoupment period. The advance payment is subject to reimbursement under certain contingent conditions including a downgrade of Sony’s credit rating by either S&P (lower than “BBB-”) or Moody’s (lower than “Baa3”).

(2)	Contingent liabilities:

Sony had contingent liabilities, including guarantees given in the ordinary course of business, which amounted to 87,179 million yen at March 31, 2013. The major components of these contingent liabilities are as follows:

As discussed in Note 23, Sony has agreed to repay the outstanding principal plus accrued interest up to a maximum of 303 million U.S. dollars to the creditor of the third-party investor of Sony’s U.S. based music publishing subsidiary should the third-party investor default on its obligation. The obligation of the third-party investor is collateralized by its 50% interest in Sony’s music publishing subsidiary. Should Sony have to make a payment under the terms of the guarantee, Sony would assume the creditor’s rights to the underlying collateral. At March 31, 2013, the fair value of the collateral exceeded 303 million U.S. dollars.

In May 2011, Sony Corporation’s U.S. subsidiary, Sony Electronics Inc., received a subpoena from the DOJ Antitrust Division seeking information about its secondary batteries business. Sony understands that the DOJ, the EU and certain other agencies outside the United States are investigating competition in the secondary batteries market. Subsequently, a number of direct and indirect purchaser class action lawsuits were filed in certain jurisdictions, including the United States, in which the plaintiffs allege that Sony Corporation and certain of its subsidiaries violated antitrust laws and seek recovery of damages and other remedies. Based on the stage of these proceedings, it is not possible to estimate the amount of loss or range of possible loss, if any, that might result from adverse judgments, settlements or other resolution of all of these matters.

Beginning in early 2011, the network services of PlayStation®Network, Qriocity™, Sony Online Entertainment LLC and websites of other subsidiaries came under cyber-attack. As of May 30, 2013, Sony has not received any confirmed reports of customer identity theft issues or misuse of credit cards from such cyber-attacks. However, in connection with certain of these matters, Sony has received inquiries from authorities in a number of jurisdictions, including orders for reports issued by the Ministry of Economy, Trade and Industry of Japan as well as the Financial Services Agency of Japan, formal and/or informal requests for information from Attorneys General from a number of states in the United States and the U.S. Federal Trade Commission, various U.S. congressional inquiries and others. Additionally, Sony Corporation and/or certain of its subsidiaries have been named in a number of purported class actions in certain jurisdictions, including the United States. Based on the stage of these inquiries and proceedings, it is not possible to estimate the amount of loss or range of possible loss, if any, that might result from adverse judgments, settlements or other resolution of all of these matters.

In October 2009, Sony Corporation’s U.S. subsidiary, Sony Optiarc America Inc., received a subpoena from the DOJ seeking information about its optical disk drive business. Sony understands that the DOJ, the EU and certain other agencies outside the United States are investigating and/or have investigated competition in optical disk drives. Subsequently, a number of direct and indirect purchaser lawsuits, including class actions, were filed in certain jurisdictions, including the United States, in which the plaintiffs allege that Sony Corporation and certain of its subsidiaries violated antitrust laws and seek recovery of damages and other remedies. Based on the stage of these proceedings, it is not possible to estimate the amount of loss or range of possible loss, if any, that might result from adverse judgments, settlements or other resolution of all of these matters.

In addition, Sony Corporation and certain of its subsidiaries are defendants or otherwise involved in other pending legal and regulatory proceedings. However, based upon the information currently available, Sony believes that the outcome from such legal and regulatory proceedings would not have a material effect on Sony’s consolidated financial statements.

(3)	Product warranty liabilities:

The changes in product warranty liability for the fiscal years ended March 31, 2011, 2012 and 2013 are as follows:

	Yen in millions
	Fiscal year ended March 31
	2011	2012	2013
Balance at beginning of the fiscal year	50,856	54,940	67,860
Additional liabilities for warranties	48,610	60,073	55,880
Settlements (in cash or in kind)	(36,537)	(39,954)	(55,327)
Changes in estimate for pre-existing warranty reserve	(4,802)	(4,397)	(8,198)
Translation adjustment	(3,187)	(2,802)	6,561

Balance at end of the fiscal year	54,940	67,860	66,776

Business segment information	12 Months Ended
Mar. 31, 2013
Business segment information
28.	Business segment information

The reportable segments presented below are the segments of Sony for which separate financial information is available and for which operating profit or loss amounts are evaluated regularly by the chief operating decision maker (“CODM”) in deciding how to allocate resources and in assessing performance. The CODM does not evaluate segments using discrete asset information. Sony’s CODM is its Chief Executive Officer and President.

Sony realigned its business segments from the first quarter of the fiscal year ended March 31, 2013, to reflect modifications to the organizational structure as of April 1, 2012, primarily repositioning the operations of the previously reported Consumer, Products & Services (“CPS”), Professional, Device & Solutions (“PDS”) and Sony Mobile segments. In connection with this realignment, the operations of the former CPS, PDS and Sony Mobile segments are included in five newly established segments, namely the IP&S, Game, MP&C, HE&S, and Devices segments, as well as All Other. The network business previously included in the CPS segment and the medical business previously included in the PDS segment are now included in All Other.

The IP&S segment includes Digital Imaging Products, and Professional Solutions. The MP&C segment includes Mobile Communications, and Personal and Mobile Products. The previously reported Sony Mobile segment is now included in the MP&C segment as the Mobile Communications category. On February 15, 2012, Sony acquired Ericsson’s 50% equity interest in Sony Ericsson, which changed its name to Sony Mobile Communications upon becoming a wholly-owned subsidiary of Sony. The financial results of the MP&C segment include Sony’s equity in net income (loss) of Sony Ericsson through February 15, 2012 and sales, operating revenue and operating income (loss) from February 16, 2012 through March 31, 2013. Refer to Note 24. The HE&S segment includes Televisions, and Audio and Video. The equity results of S-LCD were also included within the HE&S segment until the termination of the joint venture in January 2012. Refer to Note 5. The Devices segment includes Semiconductors and Components. The Pictures segment is engaged in the development, production and acquisition, manufacture, marketing, distribution and broadcasting of image-based software, including motion picture, home entertainment and television product. The Music segment includes SME, SMEJ and a 50% owned U.S. based joint venture in the music publishing business, Sony/ATV Music Publishing LLC. The Financial Services segment primarily represents individual life insurance and non-life insurance businesses in the Japanese market and a bank business in Japan. All Other consists of various operating activities, including a mobile phone OEM business in Japan, So-net Entertainment Corporation, an Internet-related service business subsidiary operating mainly in Japan, the network business, the medical business and the disc manufacturing business. Sony’s products and services are generally unique to a single operating segment. In connection with the realignment, all prior period amounts in the segment disclosures have been restated to conform to the current fiscal year’s presentation.

Sales and operating revenue:

	Yen in millions
	Fiscal year ended March 31
	2011	2012	2013
Sales and operating revenue:
Imaging Products & Solutions —
Customers	906,439	756,625	726,774
Intersegment	9,185	4,692	3,598

Total	915,624	761,317	730,372
Game —
Customers	744,601	679,899	527,110
Intersegment	120,368	125,067	179,968

Total	864,969	804,966	707,078
Mobile Products & Communications —
Customers	631,514	622,415	1,220,013
Intersegment	73	262	37,605

Total	631,587	622,677	1,257,618
Home Entertainment & Sound —
Customers	1,712,324	1,282,728	993,822
Intersegment	640	428	1,005

Total	1,712,964	1,283,156	994,827
Devices —
Customers	771,350	677,208	583,968
Intersegment	380,537	349,360	264,607

Total	1,151,887	1,026,568	848,575
Pictures —
Customers	599,654	656,097	732,127
Intersegment	312	1,624	612

Total	599,966	657,721	732,739
Music —
Customers	457,771	430,751	431,719
Intersegment	12,972	12,038	9,989

Total	470,743	442,789	441,708
Financial Services —
Customers	798,495	868,971	1,004,623
Intersegment	8,031	2,924	3,113

Total	806,526	871,895	1,007,736
All Other —
Customers	449,778	465,745	532,558
Intersegment	70,004	64,598	56,283

Total	519,782	530,343	588,841
Corporate and elimination	(492,775)	(508,220)	(508,643)

Consolidated total	7,181,273	6,493,212	6,800,851

Game intersegment amounts primarily consist of transactions with All Other. Devices intersegment amounts primarily consist of transactions with the Game segment and the IP&S segment. All Other intersegment amounts primarily consist of transactions with the Pictures segment, the Music segment and the Game segment. Corporate and elimination includes certain brand and patent royalty income.

Segment profit or loss:

	Yen in millions
	Fiscal year ended March 31
	2011	2012	2013
Operating income (loss):
Imaging Products & Solutions	52,439	18,592	1,436
Game	48,494	29,302	1,735
Mobile Products & Communications	5,321	7,246	(97,170)
Home Entertainment & Sound	(73,205)	(203,211)	(84,315)
Devices	34,893	(22,126)	43,895
Pictures	38,669	34,130	47,800
Music	38,927	36,887	37,218
Financial Services	118,818	131,421	145,807
All Other	(13,839)	(54,082)	91,003

Total	250,517	(21,841)	187,409
Corporate and elimination	(50,696)	(45,434)	42,691

Consolidated operating income (loss)	199,821	(67,275)	230,100
Other income	44,966	23,478	68,656
Other expenses	(39,774)	(39,389)	(53,075)

Consolidated income (loss) before income taxes	205,013	(83,186)	245,681

Operating income (loss) is sales and operating revenue less costs and expenses, and includes equity in net income (loss) of affiliated companies.

The MP&C segment includes the fair value remeasurement gain on Sony’s previously held 50% equity interest in Sony Ericsson upon obtaining control through the acquisition of Ericsson’s 50% equity interest in Sony Ericsson. Refer to Note 24.

All Other includes the gain on sale and remeasurement related to the shares in M3. Refer to Note 5.

Corporate and elimination includes headquarters restructuring costs and certain other corporate expenses, including the amortization of certain intellectual property assets such as the cross-licensing of intangible assets acquired from Ericsson at the time of the Sony Mobile Communications acquisition, which are not allocated to segments. In addition, Corporate and elimination includes gains on the sale of the U.S. headquarters building and Sony City Osaki. Refer to Note 8.

Within the HE&S segment, the operating losses of Televisions, which primarily consists of LCD televisions, for the fiscal years ended March 31, 2011, 2012 and 2013 were 75,600 million yen, 207,470 million yen and 69,602 million yen, respectively. The operating losses of Televisions exclude restructuring charges which are included in the overall segment results and not allocated to product categories.

Other significant items:

	Yen in millions
	Fiscal year ended March 31
	2011	2012	2013
Equity in net income (loss) of affiliated companies:
Imaging Products & Solutions	(157)	(154)	743
Game	—	—	—
Mobile Products & Communications	4,155	(57,680)	—
Home Entertainment & Sound	7,214	(64,078)	—
Devices	27	(44)	—
Pictures	2,483	(516)	(601)
Music	(265)	(372)	(4,766)
Financial Services	(1,961)	(1,252)	(2,303)
All Other	2,566	2,399	(21)

Consolidated total	14,062	(121,697)	(6,948)

Depreciation and amortization:
Imaging Products & Solutions	36,666	35,951	36,056
Game	13,649	10,848	10,423
Mobile Products & Communications	8,974	9,015	22,503
Home Entertainment & Sound	29,314	27,358	23,573
Devices	106,824	116,971	113,137
Pictures	7,996	10,825	10,424
Music	12,166	10,789	11,414
Financial Services, including deferred insurance acquisition costs	62,077	56,322	56,305
All Other	21,574	19,548	18,302

Total	299,240	297,627	302,137
Corporate	26,126	21,967	28,417

Consolidated total	325,366	319,594	330,554

The following table includes a breakdown of sales and operating revenue to external customers by product category in the following segments: IP&S, MP&C, HE&S and Devices. The IP&S, MP&C, HE&S and Devices segments are each managed as a single operating segment by Sony’s management.

	Yen in millions
	Fiscal year ended March 31
	2011	2012	2013
Sales and operating revenue:
Imaging Products & Solutions
Digital Imaging Products	628,358	489,526	449,724
Professional Solutions	268,687	256,871	259,899
Other	9,394	10,228	17,151

Total	906,439	756,625	726,774
Game	744,601	679,899	527,110
Mobile Products & Communications
Mobile Communications	—	77,732	733,622
Personal and Mobile Products	625,200	538,816	480,132
Other	6,314	5,867	6,259

Total	631,514	622,415	1,220,013
Home Entertainment & Sound
Televisions	1,200,487	840,359	581,475
Audio and Video	502,684	433,800	405,024
Other	9,153	8,569	7,323

Total	1,712,324	1,282,728	993,822
Devices
Semiconductors	359,321	377,177	301,915
Components	409,165	295,822	271,654
Other	2,864	4,209	10,399

Total	771,350	677,208	583,968
Pictures	599,654	656,097	732,127
Music	457,771	430,751	431,719
Financial Services	798,495	868,971	1,004,623
All Other	449,778	465,745	532,558
Corporate	109,347	52,773	48,137

Consolidated total	7,181,273	6,493,212	6,800,851

Mobile Communications includes sales and operating revenue of Sony Mobile from February 16, 2012 through March 31, 2013.

Geographic Information:

Sales and operating revenue attributed to countries based on location of external customers for the fiscal years ended March 31, 2011, 2012 and 2013 and property, plant and equipment, net as of March 31, 2012 and 2013 are as follows:

	Yen in millions
	Fiscal year ended March 31
	2011	2012	2013
Sales and operating revenue:
Japan	2,152,552	2,104,669	2,203,228
United States	1,443,693	1,211,849	1,064,765
Europe	1,539,432	1,268,258	1,362,488
China	562,048	495,101	464,784
Asia-Pacific	726,364	636,489	806,205
Other Areas	757,184	776,846	899,381

Total	7,181,273	6,493,212	6,800,851

	Yen in millions
	March 31
	2012	2013
Property, plant and equipment, net:
Japan	699,647	617,581
United States	82,914	74,359
Europe	55,192	53,460
China	39,388	48,689
Asia-Pacific	37,060	48,977
Other Areas	16,797	18,484

Total	930,998	861,550

Major areas in each geographic segment excluding Japan, United States and China are as follows:

(1) Europe:	United Kingdom, France, Germany, Russia, Spain and Sweden
(2) Asia-Pacific:	India, South Korea and Oceania
(3) Other Areas:	The Middle East/Africa, Brazil, Mexico and Canada

There are not any individually material countries with respect to the sales and operating revenue and property, plant and equipment, net included in Europe, Asia-Pacific and Other Areas.

Transfers between reportable business segments or geographic areas are made at amounts which Sony’s management believes approximate arms-length transactions.

There were no sales and operating revenue with any single major external customer for the fiscal years ended March 31, 2011, 2012 and 2013.

Subsequent Events	12 Months Ended
Mar. 31, 2013
Subsequent Events

29. Subsequent events

On May 15, 2013, Sony entered into sale and leaseback transactions regarding certain machinery and equipment with leasing companies including its equity interest affiliate, SFIL, with proceeds of 76,566 million yen. The leasebacks were capital leases with terms that average three years. There was no gain or loss recorded in the sale and leaseback transactions.

SCHEDULE II VALUATION AND QUALIFYING ACCOUNTS	12 Months Ended
Mar. 31, 2013
SCHEDULE II VALUATION AND QUALIFYING ACCOUNTS

SCHEDULE II

VALUATION AND QUALIFYING ACCOUNTS

SONY CORPORATION AND CONSOLIDATED SUBSIDIARIES

	Yen in millions
	Balance at beginning of period	Additions charged to costs and expenses	Deductions (Note 1)	Other (Note 2)	Balance at end of period
Fiscal year ended March 31, 2011:
Allowance for doubtful accounts and sales returns	104,475	50,345	(55,106)	(9,183)	90,531

Fiscal year ended March 31, 2012:
Allowance for doubtful accounts and sales returns	90,531	33,441	(49,509)	(3,454)	71,009

Fiscal year ended March 31, 2013:
Allowance for doubtful accounts and sales returns	71,009	26,960	(37,823)	7,479	67,625

Notes:

1.	Reversal including amounts written off.

2.	Translation adjustment.

	Balance at beginning of period	Additions (Note 1)	Deductions	Other (Note 2)	Balance at end of period
Fiscal year ended March 31, 2011:
Valuation allowance — Deferred tax assets	126,253	381,837	(28,736)	(5,641)	473,713

Fiscal year ended March 31, 2012:
Valuation allowance — Deferred tax assets	473,713	469,788	(22,904)	(52,364)	868,233

Fiscal year ended March 31, 2013:
Valuation allowance — Deferred tax assets	868,233	86,215	(59,179)	35,978	931,247

Notes:

1.	Includes a valuation allowance against deferred tax assets which Sony Ericsson had prior to its acquisition during the fiscal year ended March 31, 2012. Refer to Note 21 of the consolidated financial statements.

2.	Translation adjustment and the effect of changes in the statutory tax rate.

Summary of significant accounting policies (Policies)	12 Months Ended
Mar. 31, 2013
Basis of consolidation and accounting for investments in affiliated companies

Basis of consolidation and accounting for investments in affiliated companies -

The consolidated financial statements include the accounts of Sony Corporation and its majority-owned subsidiary companies, general partnerships and other entities in which Sony has a controlling interest, and variable interest entities for which Sony is the primary beneficiary. All intercompany transactions and accounts are eliminated. Investments in business entities in which Sony does not have control, but has the ability to exercise significant influence over operating and financial policies, generally through 20-50% ownership, are accounted for under the equity method. In addition, investments in general partnerships in which Sony does not have a controlling interest and limited partnerships are also accounted for under the equity method if more than minor influence over the operation of the investee exists (generally through more than 3-5% ownership). When the interest in the partnership is so minor that Sony has no significant influence over the operation of the investee, the cost method is used. Under the equity method, investments are stated at cost plus/minus Sony’s portion of equity in undistributed earnings or losses. Sony’s equity in current earnings or losses of such entities is reported net of income taxes and is included in operating income (loss) after the elimination of unrealized intercompany profits. If the value of an investment has declined and is judged to be other-than-temporary, the investment is written down to its estimated fair value.

On occasion, a consolidated subsidiary or an affiliated company accounted for by the equity method may issue its shares to third parties in either a public or private offering or upon conversion of convertible debt to common stock at amounts per share in excess of or less than Sony’s average per share carrying value. With respect to such transactions, the resulting gains or losses arising from the change in interest are recorded in earnings for the year the change in interest transaction occurs.

Gains or losses that result from a loss of a controlling financial interest in a subsidiary are recorded in earnings along with fair value remeasurement gains or losses on any retained investment in the entity, while a change in interest of a consolidated subsidiary that does not result in a change in control is accounted for as a capital transaction and no gains or losses are recorded in earnings.

The excess of the cost over the underlying net equity of investments in consolidated subsidiaries and affiliated companies accounted for on an equity basis is allocated to identifiable tangible and intangible assets and liabilities based on fair values at the date of acquisition. The unassigned residual value of the excess of the cost over Sony’s underlying net equity is recognized as goodwill as a component of the investment balance.

Use of estimates

Use of estimates -

The preparation of the consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The most significant estimates include those used in determining the valuation of investment securities, valuation of inventories, fair values of long-lived assets, fair values of goodwill, intangible assets and assets and liabilities assumed in business combinations, product warranty liability, pension and severance plans, valuation of deferred tax assets, uncertain tax positions, film costs, and insurance related liabilities. Actual results could differ from those estimates.

Translation of foreign currencies

Translation of foreign currencies -

All asset and liability accounts of foreign subsidiaries and affiliates are translated into Japanese yen at appropriate fiscal year end exchange rates and all income and expense accounts are translated at exchange rates that approximate those rates prevailing at the time of the transactions. The resulting translation adjustments are accumulated as a component of accumulated other comprehensive income. Upon remeasurement of a previously held equity interest in accordance with the accounting guidance for business combinations achieved in stages, accumulated translation adjustments, if any, remain as a component of accumulated other comprehensive income as there has not been sale or complete or substantially complete liquidation of the net investment.

Receivables and payables denominated in foreign currencies are translated at appropriate fiscal year end exchange rates and the resulting translation gains or losses are recognized into income.

Cash and cash equivalents

Cash and cash equivalents -

Cash and cash equivalents include all highly liquid investments, with original maturities of three months or less, that are readily convertible to known amounts of cash and are so near maturity that they present insignificant risk of changes in value because of changes in interest rates.

Marketable debt and equity securities

Marketable debt and equity securities -

Debt and equity securities designated as available-for-sale, whose fair values are readily determinable, are carried at fair value with unrealized gains or losses included as a component of accumulated other comprehensive income, net of applicable taxes. Debt and equity securities classified as trading securities are carried at fair value with unrealized gains or losses included in income. Debt securities that are expected to be held-to-maturity are carried at amortized cost. Individual securities classified as either available-for-sale or held-to-maturity are reduced to fair value by a charge to income for other-than-temporary declines in fair value. Realized gains and losses are determined on the average cost method and are reflected in income.

Sony regularly evaluates its investment portfolio to identify other-than-temporary impairments of individual securities. Factors that are considered by Sony in determining whether an other-than-temporary decline in value has occurred include: the length of time and extent to which the market value of the security has been less than its original cost, the financial condition, operating results, business plans and estimated future cash flows of the issuer of the security, other specific factors affecting the market value, deterioration of the credit condition of the issuers, sovereign risk, and whether or not Sony is able to retain the investment for a period of time sufficient to allow for the anticipated recovery in market value.

In evaluating the factors for available-for-sale securities whose fair values are readily determinable, Sony presumes a decline in value to be other-than-temporary if the fair value of the security is 20 percent or more below its original cost for an extended period of time (generally for a period of up to six months). This criterion is employed as a threshold to identify securities which may have a decline in value that is other-than-temporary. The presumption of an other-than-temporary impairment in such cases may be overcome if there is evidence to support that the decline is temporary in nature due to the existence of other factors which overcome the duration or magnitude of the decline. On the other hand, there may be cases where impairment losses are recognized when the decline in the fair value of the security is not more than 20 percent or such decline has not existed for an extended period of time, as a result of considering specific factors which may indicate the decline in the fair value is other-than-temporary.

When an other-than-temporary impairment of a debt security has occurred, the amount of the other-than-temporary impairment recognized in income depends on whether Sony intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost. If the debt security meets either of these two criteria, the other-than-temporary impairment is recognized in income, measured as the entire difference between the security’s amortized cost and its fair value at the impairment measurement date. For other-than-temporary impairments of debt securities that do not meet these two criteria, the net amount recognized in income is a credit loss equal to the difference between the amortized cost of the debt security and its net present value calculated by discounting Sony’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. Any difference between the fair value and the net present value of the debt security at the impairment measurement date is recorded in accumulated other comprehensive income. Unrealized gains or losses on securities for which an other-than-temporary impairment has been recognized in income are presented as a separate component of accumulated other comprehensive income.

Equity securities in non-public companies

Equity securities in non-public companies -

Equity securities in non-public companies are primarily carried at cost if fair value is not readily determinable. If the carrying value of a non-public equity investment is estimated to have declined and such decline is judged to be other-than-temporary, Sony recognizes the impairment of the investment and the carrying value is reduced to its fair value. Determination of impairment is based on the consideration of several factors, including operating results, business plans and estimated future cash flows. Fair value is determined through the use of various methodologies such as discounted cash flows, valuation of recent financings and comparable valuations of similar companies.

Allowance for doubtful accounts

Allowance for doubtful accounts -

Sony maintains an allowance for doubtful accounts to reserve for potentially uncollectible receivables. Sony reviews accounts receivable by amounts due by customers which are past due to identify specific customers with known disputes or collectability issues. In determining the amount of the reserve, Sony makes judgments about the creditworthiness of customers based on past collection experience and ongoing credit risk evaluations.

Inventories

Inventories -

Inventories in the Imaging Products & Solutions (“IP&S”), Game, Mobile Products & Communications (“MP&C”), Home Entertainment & Sound (“HE&S”), Devices and Music segments as well as non-film inventories for the Pictures segment are valued at cost, not in excess of market, cost being determined on the “average cost” basis except for the cost of finished products carried by certain subsidiary companies which is determined on the “first-in, first-out” basis. The market value of inventory is determined as the net realizable value - i.e., estimated selling price in the ordinary course of business less predictable costs of completion and disposal. Sony does not consider a normal profit margin when calculating the net realizable value.

Other receivables

Other receivables -

Other receivables include receivables which relate to arrangements with certain component manufacturers whereby Sony procures goods, including product components, for these component manufacturers and is reimbursed for the related purchases. No revenue or profit is recognized on these transfers. Sony usually will repurchase the inventory at a later date from the component manufacturers as either finished goods inventory or as partially assembled product.

Film costs

Film costs -

Film costs include direct production costs, production overhead and acquisition costs for both motion picture and television productions and are stated at the lower of unamortized cost or estimated fair value and classified as noncurrent assets. Film costs are amortized and the estimated liabilities for residuals and participations are accrued using an individual-film-forecast method based on the ratio of current period actual revenues to the estimated remaining total revenues. Film costs also include broadcasting rights which consist of acquired programming to be aired on Sony’s worldwide channel network and are recognized when the license period begins and the program is available for use. Broadcasting rights are stated at the lower of unamortized cost or net realizable value, classified as either current or noncurrent assets based on timing of expected use, and amortized based on estimated usage or on a straight-line basis over the useful life, as appropriate. Estimates used in calculating the fair value of the film costs and the net realizable value of the broadcasting rights are based upon assumptions about future demand and market conditions and are reviewed on a periodic basis.

Property, plant and equipment and depreciation

Property, plant and equipment and depreciation -

Property, plant and equipment are stated at cost. Depreciation is computed using the straight-line method. Useful lives for depreciation range from two to 50 years for buildings and from two to 10 years for machinery and equipment. Significant renewals and additions are capitalized at cost. Maintenance and repairs, and minor renewals and betterments are charged to income as incurred.

Effective April 1, 2012, Sony Corporation and its Japanese subsidiaries changed the depreciation method for property, plant and equipment, except for certain semiconductor manufacturing facilities and buildings whose depreciation is computed on the straight-line method, from the declining-balance method to the straight-line method. Concurrently, estimated useful lives for certain assets were also changed. Sony believes that the straight-line method better reflects the pattern of consumption of the estimated future benefits to be derived from those assets being depreciated and provides a better matching of costs and revenues over the assets’ estimated useful lives.

In accordance with the accounting guidance for a change in accounting estimate effected by a change in accounting principle, a change in depreciation method is treated on a prospective basis as a change in estimate and prior period results have not been restated. The net effect of the changes caused a decrease in depreciation expense of 8,985 million yen for the fiscal year ended March 31, 2013, which is primarily included in cost of sales in the consolidated statements of income. Net income attributable to Sony Corporation’s stockholders, basic net income per share attributable to Sony Corporation’s stockholders and diluted net income per share attributable to Sony Corporation’s stockholders increased by 8,034 million yen, 7.99 yen and 7.50 yen, respectively, for the fiscal year ended March 31, 2013.

Goodwill and other intangible assets

Goodwill and other intangible assets -

Goodwill and certain other intangible assets that are determined to have an indefinite useful life are not amortized and are tested annually for impairment during the fourth quarter of the fiscal year and between annual tests if an event occurs or circumstances change that would more likely than not reduce the fair value below its carrying amount. In assessing goodwill for impairment, Sony has the option to first perform a qualitative assessment to determine whether the existence of events or circumstances leads to a determination that it is more likely than not that the fair value of a reporting unit is less than its carrying amount. Reporting units are Sony’s operating segments or one level below the operating segments. If Sony determines that it is not more likely than not that the fair value of a reporting unit is less than its carrying amount, no additional tests to assess goodwill for impairment are required to be performed. However, if Sony concludes otherwise or elects not to perform the qualitative assessment, then it is required to perform the first step of a two-step impairment review process. In the fiscal year ended March 31, 2013, Sony elected not to perform the aforementioned qualitative assessment of goodwill and instead proceeded directly to the first step of the quantitative impairment test.

The first step of the two-step process involves a comparison of the estimated fair value of a reporting unit to its carrying amount to identify potential impairment. If the fair value of a reporting unit exceeds its carrying amount, goodwill of the reporting unit is considered not impaired and the second step of the impairment test is not performed. If the carrying amount of a reporting unit exceeds its fair value, the second step of the goodwill impairment test is performed to measure the amount of impairment loss, if any. The second step of the goodwill impairment test compares the implied fair value of the reporting unit’s goodwill with the carrying amount of that goodwill. If the carrying amount of the reporting unit’s goodwill exceeds the implied fair value of that goodwill, an impairment loss is recognized in an amount equal to that excess. Fair value of reporting units and indefinite lived intangible assets is generally determined using a discounted cash flow analysis. This approach uses significant estimates and assumptions including projected future cash flows, the timing of such cash flows, discount rates reflecting the risk inherent in future cash flows, perpetual growth rates, determination of appropriate comparable entities and the determination of whether a premium or discount should be applied to comparables. In addition to the estimates of future cash flows, two of the most significant estimates involved in the determination of fair value of the reporting units are the discount rates and perpetual growth rate applied to terminal values used in the discounted cash flow analysis. The discount rates used in the cash flow models for the goodwill impairment testing consider market and industry data as well as specific risk factors for each reporting unit. The perpetual growth rates for the individual reporting units, for purposes of the terminal value determination, are generally set after an initial three-year forecasted period, although certain reporting units utilized longer forecasted periods, and are based on historical experience, market and industry data.

When a business within a reporting unit is disposed of, goodwill is allocated to the disposed business using the relative fair value method.

Intangible assets with finite useful lives mainly consist of patent rights, know-how, license agreements, customer relationships, trademarks, software to be sold, leased or otherwise marketed, music catalogs, artist contracts and television carriage agreements (broadcasting agreements). Patent rights, know-how, license agreements, trademarks and software to be sold, leased or otherwise marketed are generally amortized on a straight-line basis, generally, over three to eight years. Customer relationships, music catalogs, artist contracts and television carriage agreements (broadcasting agreements) are amortized on a straight-line basis, generally, over 10 to 40 years.

Software to be sold, leased, or marketed

Software to be sold, leased, or marketed -

Sony accounts for software development costs in accordance with accounting guidance for the costs of software to be sold, leased, or marketed. The costs related to establishing the technological feasibility of a software product are expensed as incurred as a part of research and development in cost of sales. Costs that are incurred to produce the finished product after technological feasibility is established are capitalized and amortized to cost of sales over the estimated economic life, which is generally three years. The technological feasibility of game software is established when the product master is completed. Consideration to capitalize game software development costs before this point is limited to the development costs of games for which technological feasibility can be proven at an earlier stage. At each balance sheet date, Sony performs reviews to ensure that unamortized capitalized software costs remain recoverable from future profits of the related software products.

Deferred insurance acquisition costs

Deferred insurance acquisition costs -

Costs that vary with and are directly related to acquiring new insurance policies are deferred as long as they are recoverable. The deferred insurance acquisition costs include such items as commissions, medical examination costs and inspection report fees, and are subject to recoverability testing at least annually to ensure that the capitalized amounts do not exceed the present value of anticipated gross profits or premiums less benefits and maintenance expenses, as applicable. The deferred insurance acquisition costs for traditional life insurance contracts are amortized over the premium-paying period of the related insurance policies using assumptions consistent with those used in computing policy reserves. The deferred insurance acquisition costs for non-traditional life insurance contracts are amortized over the expected life in proportion to the estimated gross profits.

Product warranty

Product warranty -

Sony provides for the estimated cost of product warranties at the time revenue is recognized. The product warranty is calculated based upon product sales, estimated probability of failure and estimated cost per claim. The variables used in the calculation of the provision are reviewed on a periodic basis.

Certain subsidiaries in the IP&S, MP&C and HE&S segments offer extended warranty programs. The consideration received for extended warranty service is deferred and recognized as revenue on a straight-line basis over the term of the extended warranty.

Future insurance policy benefits

Future insurance policy benefits -

Liabilities for future insurance policy benefits are primarily comprised of the present value of estimated future payments to policyholders. These liabilities are computed by the net level premium method based upon the assumptions as to future investment yield, morbidity, mortality, withdrawals and other factors. These assumptions are reviewed on a periodic basis. Liabilities for future insurance policy benefits also include liabilities for guaranteed benefits related to certain non-traditional life and annuity contracts.

Policyholders' account in the life insurance business

Policyholders’ account in the life insurance business -

Liabilities for policyholders’ account in the life insurance business represent the contract value that has accrued to the benefit of the policyholders as of the balance sheet date. This liability is generally equal to the accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the account balances.

Impairment of long-lived assets

Impairment of long-lived assets -

Sony reviews the recoverability of the carrying value of its long-lived assets held and used, other than goodwill and intangible assets with indefinite lives, and assets to be disposed of, whenever events or changes in circumstances indicate that the individual carrying amount of an asset or asset group may not be recoverable. Long-lived assets to be held and used are reviewed for impairment by comparing the carrying value of the asset or asset group with their estimated undiscounted future cash flows. If the cash flows are determined to be less than the carrying value of the asset or asset group, an impairment loss has occurred and the loss would be recognized during the period for the difference between the carrying value of the asset or asset group and estimated fair value. Long-lived assets that are to be disposed of other than by sale are considered held and used until they are disposed of. Long-lived assets that are to be disposed of by sale are reported at the lower of their carrying value or fair value less cost to sell and are not depreciated. Fair value is determined using the present value of estimated net cash flows or comparable market values. This approach uses significant estimates and assumptions including projected future cash flows, the timing of such cash flows, discount rates reflecting the risk inherent in future cash flows, perpetual growth rates applied to determine terminal values, determination of appropriate market comparables and the determination of whether a premium or discount should be applied to comparables.

Fair value measurement

Fair value measurement -

Sony measures fair value as an exit price, or the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants as of the measurement date.

The accounting guidance for fair value measurements specifies a hierarchy of inputs to valuation techniques based on the extent to which inputs used in measuring fair value are observable in the market. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect Sony’s assumptions about the assumptions that market participants would use in pricing the asset or liability. Observable market data is used if such data is available without undue cost and effort. Each fair value measurement is reported in one of three levels which is determined by the lowest level input that is significant to the fair value measurement in its entirety. These levels are:

Level 1	—	Inputs are unadjusted quoted prices for identical assets and liabilities in active markets.

Level 2	—	Inputs are based on observable inputs other than level 1 prices, such as quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active and model-derived valuations, in which all significant inputs are observable in active markets.

Level 3	—	One or more significant inputs are unobservable.

When available, Sony uses unadjusted quoted market prices in active markets to measure fair value and classifies such items within level 1. If quoted market prices are not available, fair value is based upon internally developed valuation techniques that use, where possible, current market-based or independently sourced market parameters, such as interest rates, currency rates and option volatilities. Items valued using internally generated models are classified according to the lowest level input that is significant to the valuation. For certain financial assets and liabilities, Sony determines fair value using third-party information such as indicative quotes from dealers and quantitative input from investment advisors following Sony’s established valuation procedures including validation against internally developed prices. Additionally, Sony considers both counterparty credit risk and Sony’s own creditworthiness in determining fair value. Sony attempts to mitigate credit risk to third parties by entering into netting agreements and actively monitoring the creditworthiness of counterparties and its exposure to credit risk through the use of credit limits and by selecting major international banks and financial institutions as counterparties.

Transfers between levels are deemed to have occurred at the beginning of the each interim period in which the transfers occur.

Derivative financial instruments

Derivative financial instruments -

All derivatives are recognized as either assets or liabilities in the consolidated balance sheets at fair value. Changes in the fair value of derivative financial instruments are either recognized periodically in income or stockholders’ equity (as a component of accumulated other comprehensive income), depending on whether the derivative financial instrument qualifies as a hedge and the derivative is being used to hedge changes in fair value or cash flows.

The accounting guidance for hybrid financial instruments permits an entity to elect fair value remeasurement for any hybrid financial instrument if the hybrid instrument contains an embedded derivative that would otherwise be required to be bifurcated and accounted for separately under accounting guidance for derivative instruments and hedging activities. The election to measure the hybrid instrument at fair value is made on an instrument-by-instrument basis and is irreversible. Certain subsidiaries in the Financial Services segment have hybrid financial instruments, disclosed in Note 7 as debt securities, that contain embedded derivatives where the entire instrument is carried at fair value.

In accordance with accounting guidance for derivative instruments and hedging activities, various derivative financial instruments held by Sony are classified and accounted for as described below.

Fair value hedges

Changes in the fair value of derivatives designated and effective as fair value hedges for recognized assets or liabilities or unrecognized firm commitments are recognized in earnings as offsets to changes in the fair value of the related hedged assets or liabilities.

Cash flow hedges

Changes in the fair value of derivatives designated and effective as cash flow hedges for forecasted transactions or exposures associated with recognized assets or liabilities are initially recorded in other comprehensive income and reclassified into earnings when the hedged transaction affects earnings. Changes in the fair value of the ineffective portion are recognized in current period earnings.

Derivatives not designated as hedges

Changes in the fair value of derivatives that are not designated as hedges are recognized in current period earnings.

Assessment of hedges

When applying hedge accounting, Sony formally documents all hedging relationships between the derivatives designated as hedges and the hedged items, as well as its risk management objectives and strategies for undertaking various hedging activities. Sony links all hedges that are designated as fair value or cash flow hedges to specific assets or liabilities on the consolidated balance sheets or to the specific forecasted transactions. Sony also assesses, both at the inception of the hedge and on an on-going basis, whether the derivatives that are designated as hedges are highly effective in offsetting changes in fair value or cash flows of hedged items. When it is determined that a derivative is not highly effective as a hedge, Sony discontinues hedge accounting. Hedge ineffectiveness, if any, is included in the current period earnings.

Stock-based compensation

Stock-based compensation -

Sony accounts for stock-based compensation using the fair value based method, measured on the date of grant using the Black-Scholes option-pricing model. The expense is mainly included in selling, general and administrative expenses. Stock-based compensation is recognized, net of an estimated forfeiture rate, over the requisite service period using the accelerated method of amortization for grants with graded vesting. The estimated forfeiture rate is based on Sony’s historical experience in the stock acquisition rights plans where the majority of the vesting terms have been satisfied.

Revenue recognition

Revenue recognition -

Revenues from sales in the IP&S, Game, MP&C, HE&S, Devices and Music segments are recognized when persuasive evidence of an arrangement exists, delivery has occurred or services have been rendered, the sales price is fixed or determinable, and collectability is reasonably assured. Delivery is considered to have occurred when the customer has taken title to the product and the risks and rewards of ownership have been substantively transferred. If the sales contract contains a customer acceptance provision, then sales are recognized after customer acceptance occurs or the acceptance provisions lapse. Revenues are recognized net of anticipated returns and sales incentives.

Revenue arrangements with customers may include multiple elements, including any combination of products, services and software. An example includes sales of electronics products with rights to receive promotional goods. For Sony’s multiple element arrangements where at least one of the elements is not subject to existing software revenue recognition guidance, elements are separated into more than one unit of accounting when the delivered element(s) have value to the customer on a standalone basis, and delivery of the undelivered element(s) is probable and substantially in the control of Sony. Revenue is then allocated to each unit of accounting based on the relative selling price of each unit of accounting based first on vendor-specific objective evidence of selling price (“VSOE”) if it exists, based next on third-party evidence of selling price (“TPE”) if VSOE does not exist, and, finally, if both VSOE and TPE do not exist, based on estimated selling prices (“ESP”). VSOE is limited to either the price charged for an element when it is sold separately or, for an element not yet being sold separately, the price established by management having the relevant authority; it must be probable that the price, once established, will not change before the separate introduction of the element into the market place. TPE is the price of Sony’s or any competitor’s largely interchangeable products or services in standalone sales to similarly situated customers. ESP is the price at which Sony would transact if the element were sold by Sony regularly on a standalone basis. When determining ESP, Sony considers all relevant inputs, including sales, cost and margin analysis of the product, targeted rate of return of the product, competitors’ and Sony’s pricing practices and customer perspectives.

Certain software products published by Sony provide limited on-line features at no additional cost to the customer. Generally, such features are considered to be incidental to the overall software product and an inconsequential deliverable. Accordingly, revenue related to software products containing these limited on-line features is not deferred. In instances where the software products’ on-line features or additional functionality is considered a substantive deliverable in addition to the software product, revenue and costs of sales are recognized ratably over an estimated service period, which is estimated to be six months.

Revenues from the theatrical exhibition of motion pictures are recognized as the customer exhibits the film. Revenues from the licensing of motion picture and television product are recorded when the product is available for exploitation by the licensee and when any restrictions regarding the use of the product lapse. Revenues from the sale of DVDs and Blu-ray Disc™, net of anticipated returns and sales incentives, are recognized upon availability of sale to the public. Revenues from the sale of broadcast advertising are recognized when the advertisement is aired. Revenues from subscription fees received by the television networks are recognized when the service is provided.

Traditional life insurance policies that the life insurance subsidiary underwrites, most of which are categorized as long-duration contracts, mainly consist of whole life, term life and accident and health insurance contracts. Premiums from these policies are reported as revenue when due from policyholders.

Amounts received as payment for non-traditional contracts such as interest sensitive whole life contracts, single payment juvenile contracts and other contracts without life contingencies are recognized in policyholders’ account in the life insurance business. Revenues from these contracts are comprised of fees earned for administrative and contract-holder services, which are recognized over the period of the contracts, and included in financial services revenue.

Property and casualty insurance policies that the non-life insurance subsidiary underwrites are primarily automotive insurance contracts which are categorized as short-duration contracts. Premiums from these policies are reported as revenue over the period of the contract in proportion to the amount of insurance protection provided.

Revenue is recognized net of any taxes collected from customers and subsequently remitted to governmental authorities.

Consideration given to a customer or a reseller

Consideration given to a customer or a reseller -

Sales incentives or other cash consideration given to a customer or a reseller including payments for buydowns, slotting fees and cooperative advertising programs, are accounted for as a reduction of revenue unless Sony receives an identifiable benefit (goods or services) in exchange for the consideration, the fair value of the benefit is reasonably estimated and documentation from the reseller is received to support the amounts paid to the reseller. Payments meeting these criteria are recorded as selling, general and administrative expenses. For the fiscal years ended March 31, 2011, 2012 and 2013, consideration given to a reseller, primarily for free promotional shipping and cooperative advertising programs included in selling, general and administrative expenses totaled 23,250 million yen, 17,641 million yen and 14,643 million yen, respectively.

Cost of sales

Cost of sales -

Costs classified as cost of sales relate to the producing and manufacturing of products and include items such as material cost, subcontractor cost, depreciation of fixed assets, amortization of intangible assets, personnel expenses, research and development costs, and amortization of film costs related to motion picture and television product.

Research, development costs

Research and development costs -

Research and development costs, included in cost of sales, include items such as salaries, personnel expenses and other direct and indirect expenses associated with research and product development. Research and development costs are expensed as incurred.

Selling, general and administrative

Selling, general and administrative -

Costs classified as selling expense relate to promoting and selling products and include items such as advertising, promotion, shipping, and warranty expenses. General and administrative expenses include operating items such as officers’ salaries, personnel expenses, depreciation of fixed assets, office rental for sales, marketing and administrative divisions, a provision for doubtful accounts and amortization of intangible assets.

Financial services expenses

Financial services expenses -

Financial services expenses include a provision for policy reserves and amortization of deferred insurance acquisition costs, and all other operating costs such as personnel expenses, depreciation of fixed assets, and office rental of subsidiaries in the Financial Services segment.

Advertising costs	Advertising costs - Advertising costs are expensed when the advertisement or commercial appears in the selected media.
Shipping and handling costs

Shipping and handling costs -

The majority of shipping and handling, warehousing and internal transfer costs for finished goods are included in selling, general and administrative expenses. An exception to this is in the Pictures segment where such costs are charged to cost of sales as they are an integral part of producing and distributing films. All other costs related to Sony’s distribution network are included in cost of sales, including inbound freight charges, purchasing and receiving costs, inspection costs and warehousing costs for raw materials and in-process inventory. Amounts paid by customers for shipping and handling costs are included in net sales.

Income taxes

Income taxes -

The provision for income taxes is computed based on the pretax income included in the consolidated statements of income, and the tax liability attributed to undistributed earnings of subsidiaries and affiliated companies accounted for by the equity method expected to be remitted in the foreseeable future. The asset and liability approach is used to recognize deferred tax assets and liabilities for the expected future tax consequences of temporary differences between the carrying amounts and the tax bases of assets and liabilities.

Carrying amounts of deferred tax assets require a reduction by a valuation allowance if, based on the available evidence, it is more likely than not that such assets will not be realized. Accordingly, the need to establish valuation allowances for deferred tax assets is assessed periodically with appropriate consideration given to all positive and negative evidence related to the realization of the deferred tax assets. Management’s judgments related to this assessment consider, among other matters, the nature, frequency and severity of current and cumulative losses on an individual tax jurisdiction basis, forecasts of future profitability after consideration of uncertain tax positions, excess of appreciated asset value over the tax basis of net assets, the duration of statutory carryforward periods, the past utilization of net operating loss carryforwards prior to expiration, as well as prudent and feasible tax planning strategies which would be employed by Sony to prevent net operating loss and tax credit carryforwards from expiring unutilized.

Sony records assets and liabilities for unrecognized tax benefits resulting from uncertain tax positions taken or expected to be taken in a tax return. Sony continues to recognize interest and penalties, if any, with respect to income taxes, including unrecognized tax benefits, as interest expense and as income tax expense, respectively, in the consolidated statements of income. The amount of income taxes Sony pays is subject to ongoing audits by various taxing authorities, which may result in proposed assessments. In addition, several significant items related to intercompany transfer pricing are currently the subject of negotiations between taxing authorities in different jurisdictions as a result of pending advance pricing agreement applications. Sony’s estimate for the potential outcome for any uncertain tax issues is judgmental and requires significant estimates. Sony assesses its income tax positions and records tax benefits for all years subject to examinations based upon the evaluation of the facts, circumstances and information available at that reporting date. For those tax positions for which it is more likely than not that a tax benefit will be sustained, Sony records the amount that has a greater than 50% likelihood of being realized upon settlement with a taxing authority that has full knowledge of all relevant information. If Sony does not believe that it is more likely than not that a tax benefit will be sustained, no tax benefit is recognized. However, Sony’s future results may include favorable or unfavorable adjustments to Sony’s estimated tax liabilities due to closure of income tax examinations, the outcome of negotiations between taxing authorities in different jurisdictions, new regulatory or judicial pronouncements or other relevant events. As a result, the amount of unrecognized tax benefits, and the effective tax rate, may fluctuate significantly.

Net income (loss) attributable to Sony Corporation's stockholders per share ("EPS")

Net income (loss) attributable to Sony Corporation’s stockholders per share (“EPS”) -

Basic EPS is computed based on the weighted-average number of shares of common stock outstanding during each period. The computation of diluted EPS reflects the maximum possible dilution from conversion, exercise, or contingent issuance of securities. All potentially dilutive securities are excluded from the calculation in a situation where there is a net loss attributable to Sony Corporation’s stockholders.

Recently adopted accounting pronouncements
(2)	Recently adopted accounting pronouncements:

Accounting for costs associated with acquiring or renewing insurance contracts -

In October 2010, the Financial Accounting Standards Board (“FASB”) issued new accounting guidance for costs associated with acquiring or renewing insurance contracts. Under the new guidance, acquisition costs are to include only those costs that are directly related to the acquisition or renewal of insurance contracts by applying a model similar to the accounting for loan origination costs. Entities may defer incremental direct costs of contract acquisitions that are incurred in transactions with independent third parties or employees as well as the portion of employee compensation and other costs directly related to underwriting, policy issuance and processing, medical inspection, and contract selling for successfully negotiated contracts. Additionally, entities may capitalize as a deferred acquisition cost only those advertising costs meeting the capitalization criteria for direct-response advertising. This guidance was effective for Sony as of April 1, 2012. Sony applied this guidance prospectively from the date of adoption. The adoption of this guidance did not have a material impact on Sony’s results of operations and financial position.

Presentation of comprehensive income -

In June 2011, the FASB issued new accounting guidance for the presentation of comprehensive income. The amendments require entities to report components of comprehensive income in either a continuous statement of comprehensive income or two separate but consecutive statements. This change is effective for fiscal years, and interim periods within those years, beginning after December 15, 2011 and is applied retrospectively. The guidance was effective for Sony as of April 1, 2012. Since this guidance impacts disclosures only, its adoption did not have an impact on Sony’s results of operations and financial position.

Testing goodwill for impairment -

In September 2011, the FASB issued new accounting guidance to simplify how entities test goodwill for impairment. The new guidance allows entities an option to first assess qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount as a basis for determining if it is necessary to perform the two-step quantitative goodwill impairment test. Under the new guidance, entities are no longer required to calculate the fair value of a reporting unit unless the entities determine, based on the qualitative assessment, that it is more likely than not that its fair value is less than its carrying amount. The new guidance is effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011. This guidance was effective for Sony as of April 1, 2012. The adoption of this guidance did not have a material impact on Sony’s results of operations and financial position.

Impairment of unamortized film costs -

In October 2012, the FASB issued new accounting guidance for the impairment of unamortized film costs. The new guidance has the effect of incorporating into the impairment analysis of unamortized film costs only information that was known or knowable as of the balance sheet date, consistent with how information is incorporated into other fair value measurements. This guidance was effective for Sony for impairment assessments performed on or after December 15, 2012. Sony applied this guidance prospectively from the date of adoption. The adoption of this guidance did not have a material impact on Sony’s results of operations and financial position.

Recent accounting pronouncements not yet adopted
(3)	Recent accounting pronouncements not yet adopted:

Disclosure about balance sheet offsetting -

In December 2011, the FASB issued new accounting guidance which requires entities to disclose information about offsetting and related arrangements to enable financial statement users to understand the effect of such arrangements on the statement of financial position as well as to improve comparability of balance sheets prepared under U.S. GAAP and IFRS. The new guidance is required to be applied retrospectively and is effective for Sony as of April 1, 2013. Subsequently, in January 2013, the FASB issued updated accounting guidance of clarifying the scope of disclosures about offsetting assets and liabilities. Since this guidance impacts disclosures only, its adoption will not have an impact on Sony’s results of operations and financial position.

Testing indefinite lived intangible assets for impairment -

In July 2012, the FASB issued new accounting guidance to simplify how entities test indefinite lived intangible assets for impairment. The new guidance allows entities an option to first assess a qualitative factors to determine whether it is more likely than not indefinite lived intangible assets is impaired as a basis for determining if it is necessary to perform the quantitative impairment test. Under the new guidance, entities are no longer required to calculate the fair value of the assets unless the entities determine, based on the qualitative assessment, that it is more likely than not that indefinite lived intangible assets is impaired. The new guidance is effective for annual and interim impairment tests performed for fiscal years beginning after September 15, 2012. This guidance is effective for Sony as of April 1, 2013. The adoption of this guidance is not expected to have a material impact on Sony’s results of operations and financial position.

Presentation of amounts reclassified out of accumulated other comprehensive income -

In February 2013, the FASB issued new accounting guidance for reporting of amounts reclassified out of accumulated other comprehensive income. The amendments require entities to report the significant reclassifications out of accumulated other comprehensive income if the amount is required to be reclassified in its entirety to net income. For other amounts that are not required to be reclassified in their entirety to net income in the same reporting period, an entity is required to cross-reference other disclosures required that provide additional detail about those amounts. This guidance is effective for Sony as of April 1, 2013. Sony will apply this guidance prospectively from the date of adoption. Since this guidance impacts disclosure only, its adoption will not have an impact on Sony’s results of operations and financial position.

Obligations resulting from joint and several liability arrangements for which the total amount of the obligation is fixed at the reporting date -

In February 2013, the FASB issued new accounting guidance for obligations resulting from joint and several liability arrangements for which the total amount of the obligation is fixed at the reporting date. This guidance requires an entity to measure obligations resulting from joint and several liability arrangements for which the total amount of the obligation within the scope of this guidance is fixed at the reporting date, as the sum of the amount the reporting entity agreed to pay on the basis of its arrangement among its co-obligors, plus any additional amount the reporting entity expects to pay on behalf of its co-obligors. The new guidance is effective for fiscal years, and interim periods within those years, beginning after December 15, 2013. This guidance is effective for Sony as of April 1, 2014. Sony is currently evaluating the impact of adopting this guidance.

Reclassifications
(4)	Reclassifications:

Certain reclassifications of the financial statements and accompanying footnotes for the fiscal years ended March 31, 2011 and 2012 have been made to conform to the presentation for the fiscal year ended March 31, 2013.

Out of period adjustments
(5)	Out of period adjustments:

In the first quarter of the fiscal year ended March 31, 2012, Sony recorded an out of period adjustment to correct an error in the calculation of indirect taxes at a subsidiary. The indirect tax calculation error began in 2005 and continued until it was identified by Sony in the first quarter of the fiscal year ended March 31, 2012. The adjustment, which primarily related to the HE&S segment, impacted net sales, selling, general and administrative expenses and interest expenses and, in the aggregate, increased loss before income taxes in consolidated statements of income by 4,413 million yen for the fiscal year ended March 31, 2012. Sony determined that the adjustment was not material to the consolidated financial statements for any prior annual or interim periods and for the fiscal year ended March 31, 2012.

Inventories (Tables)	12 Months Ended
Mar. 31, 2013
Inventories

Inventories are comprised of the following:

	Yen in millions
	March 31
	2012	2013
Finished products	498,430	489,519
Work in process	88,236	85,631
Raw materials, purchased components and supplies	120,386	134,904

	707,052	710,054

Film Costs (Tables)	12 Months Ended
Mar. 31, 2013
Film Costs

Film costs are comprised of the following:

	Yen in millions
	March 31
	2012	2013
Motion picture productions:
Released	98,910	90,716
Completed and not released	10,800	2,420
In production and development	102,295	111,365
Television productions:
Released	44,461	49,651
In production and development	2,853	2,820
Broadcasting rights	27,830	37,189
Less: current portion of broadcasting rights included in inventories	(17,101)	(24,072)

Film costs	270,048	270,089

Related party transactions (Tables)	12 Months Ended
Mar. 31, 2013
Equity Investees Information, Balance Sheets

The summarized combined financial information that is based on information provided by the equity investees including information for significant equity affiliates and the reconciliation of such information to the consolidated financial statements is shown below:

Balance Sheets

	Yen in millions
	March 31
	2012	2013
Current assets	167,786	254,606
Noncurrent assets	168,143	513,104
Current liabilities	93,535	205,749
Noncurrent liabilities and noncontrolling interests	79,513	308,410
Percentage of ownership in equity investees	20%-50%	20%-50%

Equity Investees Information, Statements of Income

Statements of Income

	Yen in millions
	Fiscal year ended March 31, 2011
	Sony Ericsson	S-LCD	Others	Total
Net revenues	673,464	807,955	268,604	1,750,023

Operating income (loss)	16,453	12,527	17,630	46,610
Other income (expense), net	(1,572)	(4,119)

Income (loss) before income taxes	14,881	8,408
Income tax (expense) benefit	(6,065)	3,094
Net income (loss) attributable to noncontrolling interests	(520)	—

Net income (loss) attributable to controlling interests	8,296	11,502	8,895	28,693
Percentage of ownership in equity investees	50%	50%	20%-50%
Equity in net income (loss) of affiliated companies, before consolidating and reconciling adjustments	4,148	5,751
Consolidating and reconciling adjustments:
Other	7	1,463

Equity in net income (loss) of affiliated companies	4,155	7,214	2,693	14,062

	Yen in millions
	Fiscal year ended March 31, 2012
	Sony Ericsson	S-LCD	Others	Total
Net revenues	475,898	146,002	123,610	745,510

Operating income (loss)	(44,239)	(4,644)	5,247	(43,636)
Other income (expense), net	4,504	(3,098)

Income (loss) before income taxes	(39,735)	(7,742)
Income tax (expense) benefit	(73,054)	(374)
Net income (loss) attributable to noncontrolling interests	(2,729)	—

Net income (loss) attributable to controlling interests	(115,518)	(8,116)	950	(122,684)
Percentage of ownership in equity investees	50%	50%	20%-50%
Equity in net income (loss) of affiliated companies, before consolidating and reconciling adjustments	(57,759)	(4,058)
Consolidating and reconciling adjustments:
Impairment loss including translation adjustments	—	(60,019)
Other	79	(1)

Equity in net income (loss) of affiliated companies	(57,680)	(64,078)	61	(121,697)

Yen in millions
Fiscal year ended March 31, 2013
Net revenues	193,405
Operating income (loss)	(14,759)
Net income (loss) attributable to controlling interests	(26,026)
Percentage of ownership in equity investees	20%-50%

Account Balances and Transactions with Affiliated Companies Accounted for Under Equity Method

Account balances and transactions with affiliated companies accounted for under the equity method are presented below:

	Yen in millions
	March 31
	2012	2013
Accounts receivable, trade	4,125	7,294

Accounts payable, trade	508	880
Capital lease obligations	39,080	27,485

	Yen in millions
	Fiscal year ended March 31
	2011	2012	2013
Sales	96,164	79,677	18,565

Purchases	383,922	157,930	1,725
Lease payments	—	24,159	25,523

Transfer of financial assets (Tables)	12 Months Ended
Mar. 31, 2013
Trade Receivables Sold, Deferred Proceeds from Sales and Collections of Deferred Proceeds

Total trade receivables sold, deferred proceeds from those sales and collections of deferred proceeds during the fiscal years ended March 31, 2011, 2012 and 2013 are as follows:

	Yen in millions
	Fiscal year ended March 31
	2011	2012	2013
Total trade receivables sold	414,147	476,855	355,872
Deferred proceeds	185,647	117,343	8,098
Collections of deferred proceeds	153,550	132,636	20,608

Marketable securities and securities investments (Tables)	12 Months Ended
Mar. 31, 2013
Debt and Equity Securities of Aggregate Cost, Gross Unrealized Gains and Losses and Fair Value Pertaining to Available-for-Sale Securities and Held-to-Maturity Securities

Marketable securities and securities investments, mainly included in the Financial Services segment, are comprised of debt and equity securities of which the aggregate cost, gross unrealized gains and losses and fair value pertaining to available-for-sale securities and held-to-maturity securities are as follows:

	Yen in millions
	March 31, 2012				March 31, 2013
	Cost	Gross unrealized gains	Gross unrealized losses	Fair value	Cost	Gross unrealized gains	Gross unrealized losses	Fair value
Available-for-sale:
Debt securities:
Japanese national government bonds	1,036,946	55,384	(879)	1,091,451	1,106,265	114,806	(463)	1,220,608
Japanese local government bonds	33,513	163	(1)	33,675	66,553	643	(1)	67,195
Japanese corporate bonds	293,885	1,489	(224)	295,150	210,519	1,715	(70)	212,164
Foreign corporate bonds	377,609	4,705	(7,063)	375,251	425,892	17,502	(620)	442,774
Other	22,383	1,548	(6)	23,925	20,607	4,431	(2)	25,036

	1,764,336	63,289	(8,173)	1,819,452	1,829,836	139,097	(1,156)	1,967,777

Equity securities	60,694	53,016	(1,513)	112,197	89,079	44,443	(997)	132,525

Held-to-maturity Securities:
Japanese national government bonds	3,404,069	157,740	(4,499)	3,557,310	3,876,600	545,188	—	4,421,788
Japanese local government bonds	12,592	277	—	12,869	7,195	432	—	7,627
Japanese corporate bonds	31,379	1,501	—	32,880	28,918	3,571	—	32,489
Foreign corporate bonds	46,441	10	—	46,451	52,738	20	—	52,758

	3,494,481	159,528	(4,499)	3,649,510	3,965,451	549,211	—	4,514,662

Total	5,319,511	275,833	(14,185)	5,581,159	5,884,366	732,751	(2,153)	6,614,964

Cost and Fair Value of Debt Securities Classified as Available-for-Sale Securities and Held-to-Maturity Securities by Contractual Maturity

The following table presents the cost and fair value of debt securities classified as available-for-sale securities and held-to-maturity securities by contractual maturity:

	Yen in millions
	March 31, 2013
	Available-for-sale securities		Held-to-maturity securities
	Cost	Fair Value	Cost	Fair Value
Due in one year or less	160,018	167,853	5,060	5,068
Due after one year through five years	526,540	536,129	20,124	20,828
Due after five years through ten years	258,717	268,767	31,206	33,720
Due after ten years	884,561	995,028	3,909,061	4,455,046

Total	1,829,836	1,967,777	3,965,451	4,514,662

Gross Unrealized Losses and Fair Value of Securities with Unrealized Losses, Aggregated by Investment Category and Length of Time of Continuous Unrealized Loss Position

The following tables present the gross unrealized losses on, and fair value of, Sony’s investment securities with unrealized losses, aggregated by investment category and the length of time that individual investment securities have been in a continuous unrealized loss position, at March 31, 2012 and 2013.

	Yen in millions
	March 31, 2012
	Less than 12 months		12 months or more		Total
	Fair value	Unrealized losses	Fair value	Unrealized losses	Fair value	Unrealized losses
Available-for-sale:
Debt securities:
Japanese national government bonds	55,450	(877)	3,048	(2)	58,498	(879)
Japanese local government bonds	2,364	(1)	—	—	2,364	(1)
Japanese corporate bonds	1,034	(196)	25,243	(28)	26,277	(224)
Foreign corporate bonds	68,277	(6,065)	83,650	(998)	151,927	(7,063)
Other	335	(6)	—	—	335	(6)

	127,460	(7,145)	111,941	(1,028)	239,401	(8,173)

Equity securities	4,337	(318)	16,826	(1,195)	21,163	(1,513)

Held-to-maturity Securities:
Japanese national government bonds	—	—	333,702	(4,499)	333,702	(4,499)
Japanese local government bonds	70	(0)	—	—	70	(0)
Japanese corporate bonds	—	—	—	—	—	—
Foreign corporate bonds	—	—	—	—	—	—

	70	(0)	333,702	(4,499)	333,772	(4,499)

Total	131,867	(7,463)	462,469	(6,722)	594,336	(14,185)

	Yen in millions
	March 31, 2013
	Less than 12 months		12 months or more		Total
	Fair value	Unrealized losses	Fair value	Unrealized losses	Fair value	Unrealized losses
Available-for-sale:
Debt securities:
Japanese national government bonds	3,383	(0)	46,796	(463)	50,179	(463)
Japanese local government bonds	592	(1)	—	—	592	(1)
Japanese corporate bonds	4,731	(7)	5,271	(63)	10,002	(70)
Foreign corporate bonds	28,133	(83)	19,228	(537)	47,361	(620)
Other	61	(0)	144	(2)	205	(2)

	36,900	(91)	71,439	(1,065)	108,339	(1,156)

Equity securities	10,458	(933)	75	(64)	10,533	(997)

Held-to-maturity Securities:
Japanese national government bonds	—	—	—	—	—	—
Japanese local government bonds	—	—	—	—	—	—
Japanese corporate bonds	—	—	—	—	—	—
Foreign corporate bonds	—	—	—	—	—	—

	—	—	—	—	—	—

Total	47,358	(1,024)	71,514	(1,129)	118,872	(2,153)

Leases (Tables)	12 Months Ended
Mar. 31, 2013
Leased Assets under Capital Leases

Leased assets under capital leases are comprised of the following:

	Yen in millions
	March 31
Class of property	2012	2013
Machinery, equipment and others	58,751	63,008
Film costs	9,465	9,147
Accumulated amortization	(20,514)	(36,287)

	47,702	35,868

Future Minimum Lease Payments under Capital Leases with Present Value of Net Minimum Lease Payments

The following is a schedule by year of the future minimum lease payments under capital leases together with the present value of the net minimum lease payments as of March 31, 2013:

Fiscal year ending March 31	Yen in millions
2014	20,535
2015	5,350
2016	3,248
2017	2,820
2018	2,585
Later years	6,286

Total minimum lease payments	40,824
Less — Amount representing interest	2,568

Present value of net minimum lease payments	38,256
Less — Current obligations	19,718

Long-term capital lease obligations	18,538

Minimum Rental Payments Required under Operating Leases that have Initial or Remaining Noncancelable Lease Terms in Excess of One Year

The minimum rental payments required under operating leases that have initial or remaining noncancelable lease terms in excess of one year at March 31, 2013 are as follows:

Fiscal year ending March 31	Yen in millions
2014	57,598
2015	46,483
2016	35,633
2017	24,243
2018	19,724
Later years	54,025

Total minimum future rentals	237,706

Goodwill and intangible assets (Tables)	12 Months Ended
Mar. 31, 2013
Acquired Intangible Assets and Weighted-Average Amortization Period

Intangible assets acquired during the fiscal year ended March 31, 2013 totaled 66,483 million yen, of which 65,710 million yen is subject to amortization and are comprised of the following:

	Intangible assets acquired during the year	Weighted-average amortization period
	Yen in millions	Years
Patent rights, know-how and license agreements	38,231	7
Trademarks	537	10
Software to be sold, leased or otherwise marketed	19,444	4
Other	7,498	4

Intangible Assets Subject to Amortization

Intangible assets subject to amortization are comprised of the following:

	Yen in millions
	March 31, 2012		March 31, 2013
	Gross carrying amount	Accumulated amortization	Gross carrying amount	Accumulated amortization
Patent rights, know-how and license agreements	226,142	(80,334)	280,715	(118,363)
Customer relationships	23,758	(1,409)	26,485	(3,658)
Trademarks	20,214	(2,154)	21,896	(5,894)
Software to be sold, leased or otherwise marketed	98,852	(58,865)	115,341	(73,314)
Music catalogs	157,699	(45,570)	183,398	(62,255)
Artist contracts	27,401	(19,419)	26,702	(18,939)
Television carriage agreements (broadcasting agreements)	36,216	(2,370)	41,264	(4,759)
Other	87,843	(54,338)	95,501	(67,026)

Total	678,125	(264,459)	791,302	(354,208)

Estimated Aggregate Amortization Expense for Intangible Assets

The estimated aggregate amortization expense for intangible assets for the next five years is as follows:

Fiscal year ending March 31	Yen in millions
2014	75,357
2015	61,439
2016	48,693
2017	38,435
2018	31,411

Total Carrying Amount of Intangible Assets having Indefinite Life

Total carrying amount of intangible assets having an indefinite life are comprised of the following:

	Yen in millions
	March 31
	2012	2013
Trademarks	66,729	68,099
Distribution agreements	18,807	19,116
Other	4,497	3,198

Total	90,033	90,413

Changes in Carrying Amount of Goodwill by Segment

The changes in the carrying amount of goodwill by segment for the fiscal years ended March 31, 2012 and 2013 are as follows:

	Yen in millions
	Imaging Products & Solutions	Game	Mobile Products & Communications*[1]	Home Entertainment & Sound	Devices	Pictures	Music	Financial Services	All Other	Total
Balance, March 31, 2011:
Goodwill — gross	6,044	123,285	—	5,320	62,628	140,584	102,994	3,020	39,417	483,292
Accumulated impairments	(300)	—	—	(5,320)	—	—	(306)	(706)	(7,655)	(14,287)

Goodwill	5,744	123,285	—	0	62,628	140,584	102,688	2,314	31,762	469,005

Increase (decrease) due to:
Acquisitions	—	166	128,522	—	—	1,330	—	—	4,358	134,376
Sales and dispositions	—	—	—	—	(589)	—	—	—	—	(589)
Impairments*[2]	—	—	—	—	—	—	—	—	(932)	(932)
Translation adjustments	124	(240)	9,733	—	(107)	(3,073)	(1,891)	—	(585)	3,961
Other*[3]*[4]	(201)	—	—	—	(28,773)	(521)	(147)	—	579	(29,063)

Balance, March 31, 2012:
Goodwill — gross	5,967	123,211	138,255	5,320	33,159	138,320	100,956	3,020	43,769	591,977
Accumulated impairments	(300)	—	—	(5,320)	—	—	(306)	(706)	(8,587)	(15,219)

Goodwill	5,667	123,211	138,255	0	33,159	138,320	100,650	2,314	35,182	576,758

Increase (decrease) due to:
Acquisitions*[5]	—	19,793	—	—	2,044	3,174	2,626	—	1,022	28,659
Sales and dispositions*[6]	—	—	—	—	—	—	—	—	(15,040)	(15,040)
Impairments*[2]	—	—	—	—	—	—	—	—	(1,445)	(1,445)
Translation adjustments	108	4,527	15,314	—	316	19,338	10,402	—	2,368	52,373
Other*[3]	—	—	—	—	1,750	25	(28)	—	191	1,938

Balance, March 31, 2013:
Goodwill — gross	6,075	147,531	153,569	5,320	37,269	160,857	113,956	3,020	32,310	659,907
Accumulated impairments	(300)	—	—	(5,320)	—	—	(306)	(706)	(10,032)	(16,664)

Goodwill	5,775	147,531	153,569	0	37,269	160,857	113,650	2,314	22,278	643,243

*1	The 128,522 million yen in the fiscal year ended March 31, 2012 relates to the Sony Ericsson acquisition. Refer to Note 24.

*2	During the fiscal years ended March 31, 2012 and 2013, Sony recorded impairment losses of 932 million yen and 1,445 million yen, respectively, in reporting units included in All Other. The impairment charges reflected the overall decline in the fair values of the reporting units. The fair values of the reporting units were estimated using the expected present value of future cash flows.

*3	Other primarily consists of purchase price adjustments for prior years and amounts reclassified as held for sale.

*4

The chemical products business, which is included in the Devices segment was classified as held for sale as of March 31, 2012. No impairment loss was recognized as a result of the held for sale classification. The assets held for sale included 29,182 million yen of goodwill which was reclassified to other assets in the consolidated balance sheets prior to completing the divestiture in the fiscal year ended March 31, 2013. Refer to Note 25.

*5	Substantially all of the acquisition amounts in the Game segment relate to the Gaikai Inc. (“Gaikai”) acquisition. Refer to Note 24.

*6	Sales and dispositions amounts in All Other substantially all relate to the sale of certain M3 shares. Refer to Note 5.

Insurance-related accounts (Tables)	12 Months Ended
Mar. 31, 2013
Policyholders' Account in Life Insurance Business

Policyholders’ account in the life insurance business is comprised of the following:

	Yen in millions
	March 31
	2012	2013
Universal life insurance	1,010,277	1,199,409
Investment contracts	340,600	363,213
Other	98,767	130,494

Total	1,449,644	1,693,116

Short-Term Borrowings and Long-Term Debt (Tables)	12 Months Ended
Mar. 31, 2013
Short-Term Borrowings

Short-term borrowings are comprised of the following:

	Yen in millions
	March 31
	2012	2013
Unsecured loans:
with a weighted-average interest rate of 3.98%	89,878
with a weighted-average interest rate of 3.89%		77,894
Secured call money:
with a weighted-average interest rate of 0.11%	10,000
with a weighted-average interest rate of 0.11%		10,000

	99,878	87,894

Long-Term Debt

Long-term debt is comprised of the following:

	Yen in millions
	March 31
	2012	2013
Unsecured loans, representing obligations principally to banks:
Due 2012 to 2024, with interest rates ranging from 0.23% to 4.50% per annum	564,275
Due 2013 to 2024, with interest rates ranging from 0.37% to 5.10% per annum		567,952
Unsecured 1.16% bonds, due 2012, net of unamortized discount	39,999
Unsecured 1.52% bonds, due 2013, net of unamortized discount	35,000
Unsecured 1.57% bonds, due 2015, net of unamortized discount	29,993	29,995
Unsecured 1.75% bonds, due 2015, net of unamortized discount	24,997	24,998
Unsecured 0.95% bonds, due 2012	60,000
Unsecured 1.40% bonds, due 2013 Unsecured 1.30% bonds, due 2014	10,700 110,000	10,700 110,000
Unsecured 0.55% bonds, due 2016	10,000	10,000
Unsecured 0.66% bonds, due 2017	45,000	45,000
Unsecured 0.43% bonds, due 2018 Unsecured 2.00% bonds, due 2018	16,300	10,000 16,300
Unsecured 2.07% bonds, due 2019 Unsecured 1.41% bonds, due 2022	50,000 10,000	50,000 10,000
Unsecured zero coupon convertible bonds, due 2017		150,000
Capital lease obligations and other:
Due 2012 to 2026, with interest rates ranging from 0.03% to 8.74% per annum	49,754
Due 2013 to 2026, with interest rates ranging from 0.28% to 7.77% per annum		44,125
Guarantee deposits received	16,691	15,646

	1,072,709	1,094,716
Less — Portion due within one year	310,483	156,288

	762,226	938,428

Aggregate Amounts of Annual Maturities of Long-Term Debt

Aggregate amounts of annual maturities of long-term debt are as follows:

Fiscal year ending March 31	Yen in millions
2014	156,288
2015	213,369
2016	98,198
2017	158,464
2018	263,347
Later years	205,050

Total	1,094,716

Housing Loans and Deposits From Customers in the Banking Business (Tables)	12 Months Ended
Mar. 31, 2013
Aggregate Amounts of Annual Maturities of Time Deposits with Remaining Term of More Than One Year

At March 31, 2013, aggregate amounts of annual maturities of time deposits with a remaining term of more than one year are as follows:

Fiscal year ending March 31	Yen in millions
2015	36,579
2016	14,533
2017	4,056
2018	3,404
2019	2,065
Later years	42,995

Total	103,632

Fair Value Measurements (Tables)	12 Months Ended
Mar. 31, 2013
Fair Value of Assets and Liabilities Measured on Recurring Basis

The fair value of Sony’s assets and liabilities that are measured at fair value on a recurring basis at March 31, 2012 and 2013 are as follows:

	Yen in millions
	March 31, 2012
					Presentation in the consolidated balance sheets
	Level 1	Level 2	Level 3	Total	Marketable securities	Securities investments and other	Other current assets/ liabilities	Other noncurrent assets/ liabilities
Assets:
Trading securities	214,036	219,455	—	433,491	433,491	—	—	—
Available-for-sale securities
Debt securities
Japanese national government bonds	—	1,091,451	—	1,091,451	23,267	1,068,184	—	—
Japanese local government bonds	—	33,675	—	33,675	1,405	32,270	—	—
Japanese corporate bonds	—	293,637	1,513	295,150	123,434	171,716	—	—
Foreign corporate bonds	—	359,960	15,291	375,251	75,764	299,487	—	—
Other	—	23,616	309	23,925	—	23,925	—	—
Equity securities	111,517	680	—	112,197	—	112,197	—	—
Other investments*[1]	5,475	4,592	73,451	83,518	—	83,518	—	—
Derivative assets*[2]	—	18,518	—	18,518	—	—	18,513	5

Total assets	331,028	2,045,584	90,564	2,467,176	657,361	1,791,297	18,513	5

Liabilities:
Derivative liabilities*[2]	—	41,218	—	41,218	—	—	40,034	1,184

Total liabilities	—	41,218	—	41,218	—	—	40,034	1,184

	Yen in millions
	March 31, 2013
					Presentation in the consolidated balance sheets
	Level 1	Level 2	Level 3	Total	Marketable securities	Securities investments and other	Other current assets/ liabilities	Other noncurrent assets/ liabilities
Assets:
Trading securities	278,575	252,212	—	530,787	530,787	—	—	—
Available-for-sale securities
Debt securities
Japanese national government bonds	—	1,220,608	—	1,220,608	24,335	1,196,273	—	—
Japanese local government bonds	—	67,195	—	67,195	61	67,134	—	—
Japanese corporate bonds	—	209,950	2,214	212,164	40,359	171,805	—	—
Foreign corporate bonds	—	422,022	20,752	442,774	96,896	345,878	—	—
Other	—	25,036	—	25,036	98	24,938	—	—
Equity securities	132,447	78	—	132,525	—	132,525	—	—
Other investments*[1]	6,742	3,126	76,892	86,760	—	86,760	—	—
Derivative assets*[2]	—	21,862	—	21,862	—	—	20,713	1,149

Total assets	417,764	2,222,089	99,858	2,739,711	692,536	2,025,313	20,713	1,149

Liabilities:
Derivative liabilities*[2]	—	41,998	—	41,998	—	—	20,322	21,676

Total liabilities	—	41,998	—	41,998	—	—	20,322	21,676

*1	Other investments include certain hybrid financial instruments and certain private equity investments.

*2	Derivative assets and liabilities are recognized and disclosed on a gross basis.

Changes in Fair Value of Level Three Assets and Liabilities

The changes in fair value of level 3 assets and liabilities for the fiscal years ended March 31, 2012 and 2013 are as follows:

	Yen in millions
	Fiscal year ended March 31, 2012
	Assets
	Available-for-sale securities			Other investments
	Debt securities
	Japanese corporate bonds	Foreign corporate bonds	Other
Beginning balance	4,581	19,751	299	74,026
Total realized and unrealized gains (losses):
Included in earnings*[1]	—	27	—	(1,214)
Included in other comprehensive income (loss)*[2]	(2)	271	10	505
Purchases	—	6,994	—	3,144
Settlements	(500)	(5,961)	—	(2,784)
Transfers into level 3*[3]	2,116	956	—	—
Transfers out of level 3*[4]	(4,682)	(6,747)	—	—
Other	—	—	—	(226)

Ending balance	1,513	15,291	309	73,451

Changes in unrealized gains (losses) relating to instruments still held at reporting date:
Included in earnings*[1]	—	(2)	—	(1,215)

	Yen in millions
	Fiscal year ended March 31, 2013
	Assets
	Available-for-sale securities			Other investments
	Debt securities
	Japanese corporate bonds	Foreign corporate bonds	Other
Beginning balance	1,513	15,291	309	73,451
Total realized and unrealized gains (losses):
Included in earnings*[1]	—	12	—	5,765
Included in other comprehensive income (loss)*[2]	(2)	2,086	(9)	1,984
Purchases	—	4,701	—	1,836
Settlements	—	(4,100)	—	(2,982)
Transfers into level 3*[3]	703	4,906	—	—
Transfers out of level 3*[4]	—	(2,244)	(300)	—
Other	—	100	—	(3,162)

Ending balance	2,214	20,752	—	76,892

Changes in unrealized gains (losses) relating to instruments still held at reporting date:
Included in earnings*[1]	—	(14)	—	5,765

*1	Earning effects are included in financial services revenue in the consolidated statements of income.

*2	Unrealized gains (losses) are included in unrealized gains (losses) on securities in the consolidated statements of comprehensive income.

*3	Certain corporate bonds were transferred into level 3 because differences between fair value determined by indicative quotes from dealers and internally developed prices became significant and the observability of inputs decreased.

*4	Certain corporate bonds were transferred out of level 3 because quoted prices became available.

Assets and Liabilities Measured at Fair Value on a Nonrecurring Basis

During the fiscal years ended March 31, 2012 and 2013, such measurements of fair value related primarily to the following:

	Fiscal year ended March 31, 2012
	Estimated fair value			Amounts included in earnings
	Level 1	Level 2	Level 3
Assets:
Remeasurement of previously owned equity interest in Sony Ericsson	—	—	71,449	102,331
S-LCD impairment	—	—	71,662	(60,019)
Long-lived assets impairments	—	—	8,292	(59,583)

				(17,271)

	Fiscal year ended March 31, 2013
	Estimated fair value			Amounts included in earnings
	Level 1	Level 2	Level 3
Assets:
Remeasurement of retained investment in M3	128,289	—	—	117,216
Long-lived assets impairments	—	—	3,935	(14,494)

				102,722

Estimated Fair Values of Financial Instruments

The estimated fair values by fair value hierarchy level of certain financial instruments that are not reported at fair value are summarized as follows:

	Yen in millions
	March 31, 2012
	Estimated fair value				Carrying amount
	Level 1	Level 2	Level 3	Total	Total
Assets:
Housing loans in the banking business	—	823,668	—	823,668	749,636

Total assets	—	823,668	—	823,668	749,636

Liabilities:
Long-term debt including the current portion	—	1,079,914	—	1,079,914	1,072,709
Investment contracts included in policyholders’ account in the life insurance business	—	338,589	—	338,589	340,600

Total liabilities	—	1,418,503	—	1,418,503	1,413,309

	Yen in millions
	March 31, 2013
	Estimated fair value				Carrying amount
	Level 1	Level 2	Level 3	Total	Total
Assets:
Housing loans in the banking business	—	947,276	—	947,276	860,330

Total assets	—	947,276	—	947,276	860,330

Liabilities:
Long-term debt including the current portion	—	1,221,174	—	1,221,174	1,094,716
Investment contracts included in policyholders’ account in the life insurance business	—	363,634	—	363,634	363,213

Total liabilities	—	1,584,808	—	1,584,808	1,457,929

Derivative instruments and hedging activities (Tables)	12 Months Ended
Mar. 31, 2013
Estimated Fair Values of Outstanding Derivative Instruments

The estimated fair values of Sony’s outstanding derivative instruments are summarized as follows:

Derivatives designated as hedging instruments	Yen in millions
	Balance sheet location	Fair value		Balance sheet location	Fair value
		March 31			March 31
	Asset derivatives	2012	2013	Liability derivatives	2012	2013
Interest rate contracts	Prepaid expenses and other current assets	151	2	Current liabilities other	14,017	1,227
Interest rate contracts	Assets other	—	254	Liabilities other	1,184	18,892
Foreign exchange contracts	Prepaid expenses and other current assets	11	5	Current liabilities other	15	15

		162	261		15,216	20,134

Derivatives not designated as hedging instruments	Yen in millions
	Balance sheet location	Fair value		Balance sheet location	Fair value
		March 31			March 31
	Asset derivatives	2012	2013	Liability derivatives	2012	2013
Interest rate contracts	Prepaid expenses and other current assets	5	—	Current liabilities other	4,390	147
Interest rate contracts		—	—	Liabilities other	—	2,784
Foreign exchange contracts	Prepaid expenses and other current assets	18,345	20,706	Current liabilities other	21,612	18,933
Foreign exchange contracts	Assets other	5	895		—	—
Credit contracts	Prepaid expenses and other current assets	1	—		—	—

		18,356	21,601		26,002	21,864

Total derivatives		18,518	21,862		41,218	41,998

Effects of Derivative Instruments on Consolidated Statements of Income

Presented below are the effects of derivative instruments on the consolidated statements of income for the fiscal years ended March 31, 2011, 2012 and 2013.

Derivatives under fair value hedging relationships	Yen in millions
	Location of gain or (loss) recognized in income on derivative	Amount of gain or (loss) recognized in income on derivative
		Fiscal year ended March 31
		2011	2012	2013
Interest rate contracts	Financial services revenue	588	(2,998)	(11,275)
Foreign exchange contracts	Foreign exchange gain or (loss), net	(18)	(49)	1

Total		570	(3,047)	(11,274)

Derivatives under cash flow hedging relationships	Yen in millions
	Fiscal year ended March 31, 2011
	Amount of gain or (loss) recognized in OCI on derivative	Gain or (loss) reclassified from accumulated OCI into income (effective portion)		Gain or (loss) recognized in income on derivative (ineffective portion)
	Amount	Location	Amount	Location	Amount
Interest rate contracts	(108)	Interest expense	329	Interest expense	—

Total	(108)	Total	329	Total	—

Derivatives under cash flow hedging relationships	Yen in millions
	Fiscal year ended March 31, 2012
	Amount of gain or (loss) recognized in OCI on derivative	Gain or (loss) reclassified from accumulated OCI into income (effective portion)		Gain or (loss) recognized in income on derivative (ineffective portion)
	Amount	Location	Amount	Location	Amount
Interest rate contracts	171	Interest expense	308	Interest expense	—

Total	171	Total	308	Total	—

Derivatives under cash flow hedging relationships	Yen in millions
	Fiscal year ended March 31, 2013
	Amount of gain or (loss) recognized in OCI on derivative	Gain or (loss) reclassified from accumulated OCI into income (effective portion)		Gain or (loss) recognized in income on derivative (ineffective portion)
	Amount	Location	Amount	Location	Amount
Interest rate contracts	(69)	Interest expense	615	Interest expense	—

Total	(69)	Total	615	Total	—

At March 31, 2013, amounts related to derivatives qualifying as cash flow hedges amounted to a net reduction of equity of 742 million yen.

Derivatives not designated as hedging instruments	Location of gain or (loss) recognized in income on derivative	Amount of gain or (loss) recognized in income on derivative (Yen in millions)
		Fiscal year ended March 31
		2011	2012	2013
Interest rate contracts	Financial services revenue	(3,332)	(3,303)	(2,779)
Interest rate contracts	Financial services expenses	32	—	—
Foreign exchange contracts	Financial services revenue	(1,294)	(79)	7,202
Foreign exchange contracts	Foreign exchange gain or (loss), net	8,311	4,324	5,596
Bond contracts	Financial services revenue	44	—	—
Credit contracts	Financial services revenue	(101)	(25)	(3)

Total		3,660	917	10,016

Summary of Derivatives Additional Information Including Notional Amounts

The following table summarizes additional information, including notional amounts, for each type of derivative:

	Yen in millions
	March 31, 2012		March 31, 2013
	Notional amount	Fair value	Notional amount	Fair value
Foreign exchange contracts:
Foreign exchange forward contracts	1,227,889	(7,305)	1,127,799	(7,185)
Currency option contracts purchased	9,878	91	1,296	44
Currency option contracts written	152	(1)	1,037	(6)
Currency swap agreements	519,041	2,206	459,019	9,507
Other currency contracts	48,347	1,743	58,294	298
Interest rate contracts:
Interest rate swap agreements	451,416	(19,435)	529,642	(22,794)
Credit contracts:
Credit default swap agreements	1,367	1	—	—

Pension and Severance Plans (Tables)	12 Months Ended
Mar. 31, 2013
Components of Net Periodic Benefit Costs

The components of net periodic benefit costs for the fiscal years ended March 31, 2011, 2012 and 2013 were as follows:

Japanese plans:

	Yen in millions
	Fiscal year ended March 31
	2011	2012	2013
Service cost	29,589	29,774	25,343
Interest cost	16,067	15,196	14,606
Expected return on plan assets	(17,987)	(15,401)	(16,389)
Recognized actuarial loss	11,802	12,219	12,853
Amortization of prior service costs	(10,391)	(10,380)	(10,271)

Net periodic benefit costs	29,080	31,408	26,142

Foreign plans:

	Yen in millions
	Fiscal year ended March 31
	2011	2012	2013
Service cost	4,160	3,348	2,387
Interest cost	11,165	10,082	10,197
Expected return on plan assets	(9,135)	(9,049)	(9,245)
Amortization of net transition asset	20	139	117
Recognized actuarial loss	2,911	2,771	1,781
Amortization of prior service costs	(32)	(448)	(566)
Losses (gains) on curtailments and settlements	(31)	1,111	(405)

Net periodic benefit costs	9,058	7,954	4,266

Changes in Benefit Obligation and Plan Assets as well as Funded Status and Composition of Amounts Recognized in Consolidated Balance Sheets

The changes in the benefit obligation and plan assets as well as the funded status and composition of amounts recognized in the consolidated balance sheets were as follows:

	Japanese plans		Foreign plans
	Yen in millions		Yen in millions
	March 31		March 31
	2012	2013	2012	2013
Change in benefit obligation:
Benefit obligation at beginning of the fiscal year	735,853	789,059	206,497	221,641
Service cost	29,774	25,343	3,348	2,387
Interest cost	15,196	14,606	10,082	10,197
Plan participants’ contributions	—	—	684	619
Amendments	(1,119)	—	440	27
Actuarial loss	25,098	49,258	12,376	25,385
Foreign currency exchange rate changes	—	—	(3,273)	27,354
Curtailments and settlements	(301)	—	(577)	(2,106)
Effect of changes in consolidated subsidiaries	8,852	(15,061)	3,104	—
Benefits paid	(24,294)	(36,161)	(11,040)	(10,576)

Benefit obligation at end of the fiscal year	789,059	827,044	221,641	274,928

Change in plan assets:
Fair value of plan assets at beginning of the fiscal year	536,648	556,247	140,387	151,139
Actual return on plan assets	18,447	69,491	11,421	17,075
Foreign currency exchange rate changes	—	—	(1,872)	18,460
Employer contribution	15,745	10,369	9,033	10,501
Plan participants’ contributions	—	—	684	619
Curtailments and settlements	—	—	(1,386)	(351)
Effect of changes in consolidated subsidiaries	4,592	(7,003)	2,331	—
Benefits paid	(19,185)	(21,100)	(9,459)	(9,424)

Fair value of plan assets at end of the fiscal year	556,247	608,004	151,139	188,019

Funded status at end of the fiscal year	(232,812)	(219,040)	(70,502)	(86,909)

Amounts Recognized in Consolidated Balance Sheets

Amounts recognized in the consolidated balance sheets consist of:

	Japanese plans		Foreign plans
	Yen in millions		Yen in millions
	March 31		March 31
	2012	2013	2012	2013
Noncurrent assets	1,769	2,219	4,399	1,903
Current liabilities	—	—	(2,943)	(2,462)
Noncurrent liabilities	(234,581)	(221,259)	(71,958)	(86,350)

Ending balance	(232,812)	(219,040)	(70,502)	(86,909)

Amounts Recognized in Accumulated Other Comprehensive Income, Excluding Tax Effects

Amounts recognized in accumulated other comprehensive income, excluding tax effects, consist of:

	Japanese plans		Foreign plans
	Yen in millions		Yen in millions
	March 31		March 31
	2012	2013	2012	2013
Prior service cost (credit)	(75,840)	(64,194)	(2,933)	(2,753)
Net actuarial loss	292,382	264,559	38,196	62,686
Obligation existing at transition	—	—	52	35

Ending balance	216,542	200,365	35,315	59,968

Accumulated Benefit Obligations for All Defined Benefit Pension Plans

The accumulated benefit obligations for all defined benefit pension plans were as follows:

	Japanese plans		Foreign plans
	Yen in millions		Yen in millions
	March 31		March 31
	2012	2013	2012	2013
Accumulated benefit obligations	786,679	824,345	189,360	233,949

Projected Benefit Obligations, Accumulated Benefit Obligations and Fair Value of Plan Assets for Pension Plans with Accumulated Benefit Obligations in Excess of Plan Assets

The projected benefit obligations, the accumulated benefit obligations and fair value of plan assets for pension plans with accumulated benefit obligations in excess of plan assets were as follows:

	Japanese plans		Foreign plans
	Yen in millions		Yen in millions
	March 31		March 31
	2012	2013	2012	2013
Projected benefit obligations	781,983	819,059	170,314	210,384
Accumulated benefit obligations	779,604	816,360	163,002	204,253
Fair value of plan assets	549,017	599,227	111,667	154,058

Fair Values of Assets Held by Japanese and Foreign Plans

The fair values of the assets held by Japanese and foreign plans, which are classified in accordance with the fair value hierarchy described in Note 2, are as follows:

	Japanese plans
	Yen in millions
	Fair value at March 31, 2012	Fair value measurements using inputs considered as
Asset class		Level 1	Level 2	Level 3
Cash and cash equivalents	14,586	14,586	—	—
Equity:
Equity securities(a)	130,283	127,918	2,365	—
Fixed income:
Government bonds(b)	255,010	—	255,010	—
Corporate bonds(c)	23,853	—	23,853	—
Asset-backed securities(d)	4,722	—	4,722	—
Commingled funds(e)	58,862	—	58,862	—
Commodity funds(f)	1,850	—	1,850	—
Private equity(g)	23,388	—	—	23,388
Hedge funds(h)	42,258	—	—	42,258
Real estate	1,435	—	—	1,435

Total	556,247	142,504	346,662	67,081

	Japanese plans
	Yen in millions
	Fair value at March 31, 2013	Fair value measurements using inputs considered as
Asset class		Level 1	Level 2	Level 3
Cash and cash equivalents	8,419	8,419	—	—
Equity:
Equity securities(a)	157,566	154,630	2,936	—
Fixed income:
Government bonds(b)	268,297	—	268,297	—
Corporate bonds(c)	33,053	—	33,053	—
Asset-backed securities(d)	2,797	—	2,797	—
Commingled funds(e)	72,410	—	72,410	—
Commodity funds(f)	1,712	—	1,712	—
Private equity(g)	27,205	—	—	27,205
Hedge funds(h)	35,071	—	—	35,071
Real estate	1,474	—	—	1,474

Total	608,004	163,049	381,205	63,750

(a)	Includes approximately 65 percent and 63 percent of Japanese equity securities, and 35 percent and 37 percent of foreign equity securities for the fiscal years ended March 31, 2012 and 2013, respectively.

(b)	Includes approximately 64 percent and 59 percent of debt securities issued by Japanese national and local governments, and 36 percent and 41 percent of debt securities issued by foreign national and local governments for the fiscal years ended March 31, 2012 and 2013, respectively.

(c)	Includes debt securities issued by Japanese and foreign corporation and government related agencies.

(d)	Includes primarily mortgage-backed securities.

(e)	Commingled funds represent pooled institutional investments, including primarily investment trusts. They include approximately 42 percent and 48 percent of investments in equity, 56 percent and 48 percent of investments in fixed income, and 2 percent and 4 percent of investments in other for the fiscal years ended March 31, 2012 and 2013, respectively.

(f)	Represents commodity futures funds.

(g)	Includes multiple private equity funds of funds that primarily invest in venture, buyout, and distressed markets in the U.S. and Europe.

(h)	Includes primarily funds that invest in a portfolio of a broad range of hedge funds to diversify the risks and reduce the volatilities associated with a single hedge fund.

	Foreign plans
	Yen in millions
	Fair value at March 31, 2012	Fair value measurements using inputs considered as
Asset class		Level 1	Level 2	Level 3
Cash and cash equivalents	859	859	—	—
Equity:
Equity securities(a)	36,497	30,514	5,983	—
Fixed income:
Government bonds(b)	43,504	—	43,504	—
Corporate bonds(c)	9,192	—	5,231	3,961
Asset-backed securities	648	—	648	—
Insurance contracts(d)	9,283	—	9,283	—
Commingled funds(e)	43,902	—	43,902	—
Real estate and other(f)	7,254	20	2,151	5,083

Total	151,139	31,393	110,702	9,044

	Foreign plans
	Yen in millions
	Fair value at March 31, 2013	Fair value measurements using inputs considered as
Asset class		Level 1	Level 2	Level 3
Cash and cash equivalents	171	171	—	—
Equity:
Equity securities(a)	36,917	29,348	7,569	—
Fixed income:
Government bonds(b)	52,061	—	52,061	—
Corporate bonds(c)	20,095	—	15,322	4,773
Asset-backed securities	526	—	526	—
Insurance contracts(d)	11,639	—	11,639	—
Commingled funds(e)	58,007	—	58,007	—
Real estate and other(f)	8,603	73	1,573	6,957

Total	188,019	29,592	146,697	11,730

(a)	Includes primarily foreign equity securities.

(b)	Includes primarily foreign government debt securities.

(c)	Includes primarily foreign corporate debt securities.

(d)	Represents annuity contracts with or without profit sharing.

(e)	Commingled funds represent pooled institutional investments including mutual funds, common trust funds, and collective investment funds. They are primarily comprised of foreign equities and fixed income investments.

(f)	Includes primarily private real estate investment trusts.

Summary of Changes in Fair Values of Japanese and Foreign Plans' Level Three Assets

The following table sets forth a summary of changes in the fair values of Japanese and foreign plans’ level 3 assets for the fiscal years ended March 31, 2012 and 2013:

	Japanese plans
	Yen in millions
	Fair value measurement using significant unobservable inputs (Level 3)
	Private equity	Hedge funds	Real estate	Total
Beginning balance at April 1, 2011	19,888	43,688	1,533	65,109
Return on assets held at end of year	450	470	(98)	822
Return on assets sold during the year	—	—	—	—
Purchases, sales, and settlements, net	3,050	(1,900)	—	1,150
Transfers, net	—	—	—	—

Ending balance at March 31, 2012	23,388	42,258	1,435	67,081

Return on assets held at end of year	3,817	(1,514)	39	2,342
Return on assets sold during the year	—	—	—	—
Purchases, sales, and settlements, net	—	(5,673)	—	(5,673)
Transfers, net	—	—	—	—

Ending balance at March 31, 2013	27,205	35,071	1,474	63,750

	Foreign plans
	Yen in millions
	Fair value measurement using significant unobservable inputs (Level 3)
	Corporate bonds	Commingled funds	Real estate and other	Total
Beginning balance at April 1, 2011	4,846	530	3,773	9,149
Return on assets held at end of year	447	—	558	1,005
Return on assets sold during the year	—	—	—	—
Purchases, sales, and settlements, net	(1,209)	(530)	156	(1,583)
Transfers, net	—	—	—	—
Other*	(123)	—	596	473

Ending balance at March 31, 2012	3,961	—	5,083	9,044

Return on assets held at end of year	260	—	245	505
Return on assets sold during the year	1	—	—	1
Purchases, sales, and settlements, net	(20)	—	(23)	(43)
Transfers, net	—	—	—	—
Other*	571	—	1,652	2,223

Ending balance at March 31, 2013	4,773	—	6,957	11,730

*	Primarily consists of translation adjustments.

Expected Future Benefit Payments

The expected future benefit payments are as follows:

	Japanese plans	Foreign plans
Fiscal year ending March 31	Yen in millions	Yen in millions
2014	27,762	10,314
2015	30,427	11,022
2016	32,921	10,658
2017	34,154	11,306
2018	36,391	11,937
2019 — 2023	218,706	68,135

Total Defined Contribution Expenses

Total defined contribution expenses for the fiscal years ended March 31, 2011, 2012 and 2013 were as follows:

	Yen in millions
	Fiscal year ended March 31
	2011	2012	2013
Japanese plans	9	464	3,729
Foreign plans	4,350	6,726	13,070

Net Periodic Benefit Cost [Member]
Weighted-Average Assumptions

Weighted-average assumptions used to determine benefit obligations as of March 31, 2012 and 2013 were as follows:

	Japanese plans		Foreign plans
	March 31		March 31
	2012	2013	2012	2013
Discount rate	1.9%	1.5%	4.7%	4.1%
Rate of compensation increase	*	*	3.5	3.1

*	Substantially all of Sony’s Japanese pension plans were point-based. Point-based plans do not incorporate a measure of compensation rate increases.

Benefit Obligation [Member]
Weighted-Average Assumptions

Weighted-average assumptions used to determine the net periodic benefit costs for the fiscal years ended March 31, 2011, 2012 and 2013 were as follows:

	Japanese plans			Foreign plans
	Fiscal year ended March 31			Fiscal year ended March 31
	2011	2012	2013	2011	2012	2013
Discount rate	2.3%	2.1%	1.9%	5.5%	5.2%	4.7%
Expected return on plan assets	2.9	3.0	3.0	5.9	6.5	6.1
Rate of compensation increase	*	*	*	4.0	3.5	3.5

*	Substantially all of Sony’s Japanese pension plans were point-based. Point-based plans do not incorporate a measure of compensation rate increases.

Stockholders' Equity (Tables)	12 Months Ended
Mar. 31, 2013
Changes in Number of Shares of Common Stock Issued and Outstanding

Changes in the number of shares of common stock issued and outstanding during the fiscal years ended March 31, 2011, 2012 and 2013 have resulted from the following:

Number of shares
Balance at March 31, 2010	1,004,571,464
Exercise of stock acquisition rights	65,200

Balance at March 31, 2011	1,004,636,664
Exercise of stock acquisition rights	1,500

Balance at March 31, 2012	1,004,638,164
Stock issued under exchange offering	7,312,042

Balance at March 31, 2013	1,011,950,206

Other Comprehensive Income

Other comprehensive income for the fiscal years ended March 31, 2011, 2012 and 2013 were comprised of the following:

	Yen in millions
	Pre-tax amount	Tax benefit/(expense)	Net-of-tax amount
For the fiscal year ended March 31, 2011:
Unrealized gains (losses) on securities, net —
Unrealized holding losses arising during the period*	(42,311)	12,996	(25,445)
Less: Reclassification adjustment included in net income	21,548	(8,104)	13,444
Unrealized gains (losses) on derivative instruments, net —
Unrealized holding losses arising during the period	(662)	52	(610)
Less: Reclassification adjustment included in net income	(785)	(158)	(943)
Pension liability adjustment*	3,164	(6,463)	(3,176)
Foreign currency translation adjustments —
Translation adjustments arising during the period	(118,840)	1,256	(117,584)
Less: Reclassification adjustment included in net income	(832)	—	(832)

Other comprehensive income (loss)	(138,718)	(421)	(135,146)

	Yen in millions
	Pre-tax amount	Tax benefit/(expense)	Net-of-tax amount
For the fiscal year ended March 31, 2012:
Unrealized gains (losses) on securities, net —
Unrealized holding gains arising during the period*	28,712	(10,162)	12,369
Less: Reclassification adjustment included in net income	3,417	(1,240)	2,177
Unrealized gains (losses) on derivative instruments, net —
Unrealized holding losses arising during the period	(177)	(70)	(247)
Less: Reclassification adjustment included in net income	911	(125)	786
Pension liability adjustment*	(29,239)	(3,934)	(34,668)
Foreign currency translation adjustments —
Translation adjustments arising during the period*	(32,640)	74	(32,961)
Less: Reclassification adjustment included in net income	14,655	—	14,655

Other comprehensive income (loss)	(14,361)	(15,457)	(37,889)

	Yen in millions
	Pre-tax amount	Tax benefit/(expense)	Net-of-tax amount
For the fiscal year ended March 31, 2013:
Unrealized gains (losses) on securities, net —
Unrealized holding gains arising during the period*	112,049	(35,413)	62,537
Less: Reclassification adjustment included in net income	(34,686)	14,328	(20,358)
Unrealized gains (losses) on derivative instruments, net —
Unrealized holding losses arising during the period	(69)	12	(57)
Less: Reclassification adjustment included in net income	615	(250)	365
Pension liability adjustment*	(8,476)	1,853	(4,983)
Foreign currency translation adjustments —
Translation adjustments arising during the period*	160,425	(2,534)	159,149
Less: Reclassification adjustment included in net income	3,927	—	3,927

Other comprehensive income (loss)	233,785	(22,004)	200,580

*	Amounts allocable to the noncontrolling interests in the equity of a subsidiary and other are deducted from the net-of-tax amount for unrealized holding gains on securities, pension liability adjustment and foreign currency translation adjustments arising during the period.

Net Income (Loss) Attributable to Sony Corporation's s Stockholders and Transfers (to) from Noncontrolling Interests

Net income (loss) attributable to Sony Corporation’s stockholders and transfers (to) from the noncontrolling interests for the fiscal years ended March 31, 2011, 2012 and 2013 were as follows:

	Yen in millions
	Fiscal year ended March 31
	2011	2012	2013
Net income (loss) attributable to Sony Corporation’s stockholders	(259,585)	(456,660)	43,034
Transfers (to) from the noncontrolling interests:
Decrease in additional paid-in capital for purchase of additional shares in consolidated subsidiaries	(100)	(640)	(57,364)

Change from net income (loss) attributable to Sony Corporation’s stockholders and transfers (to) from the noncontrolling interests	(259,685)	(457,300)	(14,330)

Stock-based compensation plans (Tables)	12 Months Ended
Mar. 31, 2013
Weighted-Average Assumptions used to Determine Fair Value of Stock Acquisition Rights Granted

The fair value of stock acquisition rights granted on the date of grant and used to recognize compensation expense for the fiscal years ended March 31, 2011, 2012 and 2013 was estimated using the Black-Scholes option-pricing model with the following weighted-average assumptions:

	Fiscal year ended March 31
	2011		2012		2013
Weighted-average assumptions
Risk-free interest rate	1.60%		1.08%		0.74%
Expected lives	6.64	years	6.77	years	6.85	years
Expected volatility*	35.74%		36.88%		39.61%
Expected dividends	0.83%		1.85%		3.25%

*	Expected volatility was based on the historical volatilities of Sony Corporation’s common stock over the expected life of the stock acquisition rights.

Summary of Activities Regarding Stock Acquisition Rights Plan

A summary of the activities regarding the stock acquisition rights plan during the fiscal year ended March 31, 2013 is as follows:

	Fiscal year ended March 31, 2013
	Number of shares	Weighted- average exercise price	Weighted- average remaining life	Total intrinsic value
		Yen	Years	Yen in millions
Outstanding at beginning of the fiscal year	18,880,300	3,188
Granted	1,915,000	933
Exercised	—	—
Forfeited or expired	1,713,500	3,914

Outstanding at end of the fiscal year	19,081,800	3,124	5.56	1,238

Exercisable at end of the fiscal year	14,629,300	3,570	4.55	—

Restructuring Charges and Asset Impairments (Tables)	12 Months Ended
Mar. 31, 2013
Changes in Accrued Restructuring Charges

The changes in the accrued restructuring charges for the fiscal years ended March 31, 2011, 2012 and 2013 are as follows:

	Yen in millions
	Employee termination benefits	Non-cash write-downs and disposals, net*	Other associated costs	Total
Balance at March 31, 2010	27,218	—	8,962	36,180
Restructuring costs	38,264	8,294	15,760	62,318
Non-cash charges	—	(8,294)	—	(8,294)
Cash payments	(47,521)	—	(19,086)	(66,607)
Adjustments	(2,376)	—	(662)	(3,038)

Balance at March 31, 2011	15,585	—	4,974	20,559
Sony Ericsson acquisition	8,789	—	2,190	10,979
Restructuring costs	25,453	20,428	6,764	52,645
Non-cash charges	—	(20,428)	—	(20,428)
Cash payments	(24,928)	—	(4,862)	(29,790)
Adjustments	98	—	(1,130)	(1,032)

Balance at March 31, 2012	24,997	—	7,936	32,933
Restructuring costs	62,752	5,161	6,473	74,386
Non-cash charges	—	(5,161)	—	(5,161)
Cash payments	(58,518)	—	(9,722)	(68,240)
Adjustments	3,498	—	988	4,486

Balance at March 31, 2013	32,729	—	5,675	38,404

*	Significant asset impairments excluded from restructuring charges are described below.

Total Amount of Costs Incurred in Connection with Restructuring Programs by Segment

The total amount of costs incurred in connection with these restructuring programs by segment for the fiscal years ended March 31, 2011, 2012 and 2013 are as follows:

	Yen in millions
	Fiscal year ended March 31
	2011	2012	2013
Imaging Products & Solutions	11,527	1,278	11,179
Game	4,097	519	250
Mobile Products & Communications*	2,451	1,859	5,885
Home Entertainment & Sound	18,989	5,007	11,815
Devices	7,839	26,373	19,096
Pictures	2,722	1,273	1,081
Music	2,662	5,710	2,305
Financial Services	5,010	1,822	—
All Other and Corporate	7,021	8,804	22,775

Total net charges	62,318	52,645	74,386

*	Sony acquired Ericsson’s shares in Sony Ericsson and it became a wholly-owned subsidiary of Sony. Subsequent to the acquisition, Sony Ericsson was renamed Sony Mobile which is included in the MP&C segment. Refer to Note 24.

Supplemental consolidated statements of income information (Tables)	12 Months Ended
Mar. 31, 2013
Components of Other Operating (Income) Expense, Net

Other operating (income) expense, net is comprised of the following:

	Yen in millions
	March 31
	2011	2012	2013
GSN remeasurement gain*[1]	(26,991)	—	—
Sony Ericsson remeasurement gain*[1]	—	(102,331)	—
Gain on sale and remeasurement of M3 shares*[2]	—	—	(122,160)
Gain on sale of the U.S. headquarters building*[3]	—	—	(65,516)
Gain on sale of Sony City Osaki*[3]	—	—	(42,322)
(Gain) loss on sale of interests in subsidiaries and affiliates, net*[1,4]	(4,465)	(2,882)	(10,399)
(Gain) loss on sale, disposal or impairment of assets, net*[4,5]	18,006	45,619	5,178

	(13,450)	(59,594)	(235,219)

*1	Refer to Note 24.

*2	Refer to Note 5.

*3	Refer to Note 8.

*4	Refer to Note 25.

*5	Refer to Notes 13, 18 and 19.

Income taxes (Tables)	12 Months Ended
Mar. 31, 2013
Components of Domestic and Foreign Income (Loss) and Provision for Current and Deferred Income Taxes

Domestic and foreign components of income (loss) before income taxes and the provision for current and deferred income taxes attributable to such income are summarized as follows:

	Yen in millions
	Fiscal year ended March 31
	2011	2012	2013
Income (loss) before income taxes:
Sony Corporation and all subsidiaries in Japan	143,917	(106,496)	185,767
Foreign subsidiaries	61,096	23,310	59,914

	205,013	(83,186)	245,681

Income taxes — Current:
Sony Corporation and all subsidiaries in Japan	60,514	33,921	34,288
Foreign subsidiaries	57,404	74,624	41,446

	117,918	108,545	75,734

Income taxes — Deferred:
Sony Corporation and all subsidiaries in Japan	365,665	2,794	76,256
Foreign subsidiaries	(58,244)	203,900	(10,485)

	307,421	206,694	65,771

Total income tax expense	425,339	315,239	141,505

Reconciliation of Statutory Tax Rate and Effective Tax Rate

A reconciliation of the differences between the Japanese statutory tax rate and the effective tax rate is as follows:

	Fiscal year ended March 31
	2011	2012	2013
Statutory tax rate	41.0%	(41.0%)	38.3%
Non-deductible expenses	1.3	4.2	1.3
Income tax credits	(2.0)	(3.6)	(1.4)
Change in statutory tax rate	0.9	(36.2)	(1.9)
Change in valuation allowances	174.5	491.0	22.9
Change in deferred tax liabilities on undistributed earnings of foreign subsidiaries and corporate joint ventures	1.5	(21.2)	(0.7)
Lower tax rate applied to life and non-life insurance business in Japan	(2.8)	(7.8)	(3.2)
Foreign income tax differential	(10.5)	6.7	3.3
Adjustments to tax accruals and reserves	4.5	(15.9)	(3.1)
Effect of equity in net income (loss) of affiliated companies	(2.8)	60.0	0.1
Sony Ericsson remeasurement gain	—	(50.6)	—
Insurance recovery tax exemptions related to the Floods	—	(5.2)	(1.2)
Other	1.9	(1.4)	3.2

Effective income tax rate	207.5%	379.0%	57.6%

Components of Deferred Tax Assets and Liabilities

The significant components of deferred tax assets and liabilities are as follows:

	Yen in millions
	March 31
	2012	2013
Deferred tax assets:
Operating loss carryforwards for tax purposes	533,912	546,322
Accrued pension and severance costs	87,871	102,970
Film costs	40,566	90,456
Warranty reserves and accrued expenses	82,842	70,529
Future insurance policy benefits	22,907	24,217
Inventory	37,431	33,232
Depreciation	39,473	38,334
Tax credit carryforwards	73,945	62,599
Reserve for doubtful accounts	5,580	5,629
Impairment of investments	34,387	32,136
Deferred revenue in the Pictures segment	21,980	30,181
Other	146,777	170,865

Gross deferred tax assets	1,127,671	1,207,470
Less: Valuation allowance	(868,233)	(931,247)

Total deferred tax assets	259,438	276,223

Deferred tax liabilities:
Insurance acquisition costs	(140,190)	(145,048)
Future insurance policy benefits	(66,998)	(85,400)
Unbilled accounts receivable in the Pictures segment	(45,467)	(54,232)
Unrealized gains on securities	(43,831)	(63,730)
Intangible assets acquired through stock exchange offerings	(28,139)	(27,525)
Undistributed earnings of foreign subsidiaries and corporate joint ventures	(27,920)	(28,057)
Investment in M3	—	(46,336)
Other	(73,399)	(61,152)

Gross deferred tax liabilities	(425,944)	(511,480)

Net deferred tax liabilities	(166,506)	(235,257)

Net Deferred Tax Assets

Net deferred tax assets (net of valuation allowance) and liabilities are included in the consolidated balance sheets as follows:

	Yen in millions
	March 31
	2012	2013
Current assets — Deferred income taxes	36,769	44,615
Other assets — Deferred income taxes	100,460	107,688
Current liabilities — Other	(19,236)	(13,561)
Long-term liabilities — Deferred income taxes	(284,499)	(373,999)

Net deferred tax liabilities	(166,506)	(235,257)

Reconciliation of Beginning and Ending Gross Amounts of Unrecognized Tax Benefits

A reconciliation of the beginning and ending gross amounts of unrecognized tax benefits is as follows:

	Yen in millions
	March 31
	2011	2012	2013
Balance at beginning of the fiscal year	229,228	225,120	288,311
Reductions for tax positions of prior years	(39,005)	(25,302)	(11,533)
Additions for tax positions of prior years	19,947	59,159	8,980
Additions based on tax positions related to the current year	41,201	44,307	27,849
Settlements	(1,478)	(4,046)	(140,813)
Lapse in statute of limitations	(7,770)	(3,807)	(7,495)
Foreign currency translation adjustments	(17,003)	(7,120)	26,587

Balance at end of the fiscal year	225,120	288,311	191,886

Total net amount of unrecognized tax benefits that, if recognized, would affect the effective tax rate	87,497	77,925	72,947

Reconciliation of the differences between basic and diluted EPS (Tables)	12 Months Ended
Mar. 31, 2013
Reconciliation of Differences between Basic and Diluted EPS

Reconciliation of the differences between basic and diluted EPS for the fiscal years ended March 31, 2011, 2012 and 2013 is as follows:

	Yen in millions
	Fiscal year ended March 31
	2011	2012	2013
Net income (loss) attributable to Sony Corporation’s stockholders for basic and diluted EPS computation	(259,585)	(456,660)	43,034

	Thousands of shares
Weighted-average shares outstanding	1,003,559	1,003,578	1,005,417
Effect of dilutive securities:
Stock acquisition rights	—	—	67
Zero coupon convertible bonds	—	—	65,308

Weighted-average shares for diluted EPS computation	1,003,559	1,003,578	1,070,792

	Yen
Basic EPS	(258.66)	(455.03)	42.80

Diluted EPS	(258.66)	(455.03)	40.19

Variable Interest Entities (Tables)	12 Months Ended
Mar. 31, 2013
Assets and Liabilities of VIE Included in Consolidated Balance Sheets

At March 31, 2013, the assets and liabilities of the VIE that were included in Sony’s consolidated balance sheets were as follows:

Yen in millions
Assets:
Cash and cash equivalents	6,427
Account receivables, net	1,750
Other current assets	22,262
Property, plant and equipment, net	940
Intangibles, net	59,055
Goodwill	14,225
Other noncurrent assets	6,894

Total assets	111,553

Liabilities:
Accounts payable and accrued expenses	32,803
Other current liabilities	7,340
Other noncurrent liabilities	2,012

Total liabilities	42,155

Acquisitions (Tables)	12 Months Ended
Mar. 31, 2013
Sony and Sony Ericsson
Unaudited Supplemental Pro Forma Financial Information

The following unaudited supplemental pro forma financial information presents the combined results of operations of Sony and Sony Ericsson as though the acquisition had occurred as of the beginning of the fiscal year ended March 31, 2011:

	Yen in millions, except per share data
	Fiscal year ended March 31
	2011	2012
	(Unaudited)
Net sales	6,901,151	5,941,131
Operating income (loss)	231,895	(187,725)
Net loss attributable to Sony Corporation’s stockholders	(226,038)	(654,833)
Basic EPS	(225.24)	(652.50)
Diluted EPS	(225.24)	(652.50)

Sony Computer Entertainment America Inc
Fair Values Assigned to Assets and Liabilities

The following table summarizes the fair values assigned to the assets acquired at the acquisition date.

Yen in millions
Acquired assets recorded at fair value
Inventories	4,370
Other current assets	82
Machinery and equipment	51,083
Intangibles	1,223
Other noncurrent assets	693

Total	57,451

Sony Ericsson
Unaudited Supplemental Pro Forma Financial Information

acquisition date. The following unaudited supplemental pro forma financial information presents the combined results of operations of Sony and GSN as though the acquisition had occurred as of the beginning of the fiscal year ended March 31, 2011:

Yen in millions, except per share data
Fiscal year ended March 31
2011
(Unaudited)
Net sales	6,325,310
Operating income	199,445
Net loss attributable to Sony Corporation’s stockholders	(259,731)
Basic EPS	(258.81)
Diluted EPS	(258.81)

Fair Values Assigned to Assets and Liabilities

The following table summarizes the fair values assigned to the assets and liabilities of Sony Ericsson that were recorded in the MP&C segment, and the IP cross-licensing that was assigned to Corporate for segment reporting purposes.

Yen in millions
Acquired assets and liabilities recorded at fair value as of the acquisition date
Cash and cash equivalents	35,331
Notes and accounts receivable, trade	54,522
Inventories	54,095
Prepaid expenses and other current assets	28,618
Property, plant and equipment	18,075
Intangibles	123,097
Goodwill	128,522
Other noncurrent assets	22,463

Total assets	464,723
Notes and accounts payable, trade	66,522
Accounts payable, other and accrued expenses	61,467
Other current liabilities	136,938
Other noncurrent liabilities	7,126

Total liabilities	272,053
Noncontrolling interest	14,047

Total	178,623

Fair Value and Weighted-Average Amortization of Intangible Assets

The intangible assets are comprised of the following:

	Yen in millions	Years
	Acquired intangibles recorded at fair value	Weighted-average amortization period
Intangibles subject to amortization
IP cross-licensing	60,834	6
Developed technology	24,599	9
Customer relationships	19,597	14
Trademarks	14,086	7
Other	3,981	7

Total intangibles	123,097

Commitments, contingent liabilities and other (Tables)	12 Months Ended
Mar. 31, 2013
Schedule of Aggregate Amounts of Year-by-Year Payment of Purchase Commitments

The schedule of the aggregate amounts of year-by-year payment of purchase commitments during the next five years and thereafter is as follows:

Fiscal year ending March 31	Yen in millions
2014	143,748
2015	60,676
2016	41,039
2017	24,102
2018	9,720
Later years	26,398

Total	305,683

Changes in Product Warranty Liability

The changes in product warranty liability for the fiscal years ended March 31, 2011, 2012 and 2013 are as follows:

	Yen in millions
	Fiscal year ended March 31
	2011	2012	2013
Balance at beginning of the fiscal year	50,856	54,940	67,860
Additional liabilities for warranties	48,610	60,073	55,880
Settlements (in cash or in kind)	(36,537)	(39,954)	(55,327)
Changes in estimate for pre-existing warranty reserve	(4,802)	(4,397)	(8,198)
Translation adjustment	(3,187)	(2,802)	6,561

Balance at end of the fiscal year	54,940	67,860	66,776

Business segment information (Tables)	12 Months Ended
Mar. 31, 2013
Components of Sales and Operating Revenue

Sales and operating revenue:

	Yen in millions
	Fiscal year ended March 31
	2011	2012	2013
Sales and operating revenue:
Imaging Products & Solutions —
Customers	906,439	756,625	726,774
Intersegment	9,185	4,692	3,598

Total	915,624	761,317	730,372
Game —
Customers	744,601	679,899	527,110
Intersegment	120,368	125,067	179,968

Total	864,969	804,966	707,078
Mobile Products & Communications —
Customers	631,514	622,415	1,220,013
Intersegment	73	262	37,605

Total	631,587	622,677	1,257,618
Home Entertainment & Sound —
Customers	1,712,324	1,282,728	993,822
Intersegment	640	428	1,005

Total	1,712,964	1,283,156	994,827
Devices —
Customers	771,350	677,208	583,968
Intersegment	380,537	349,360	264,607

Total	1,151,887	1,026,568	848,575
Pictures —
Customers	599,654	656,097	732,127
Intersegment	312	1,624	612

Total	599,966	657,721	732,739
Music —
Customers	457,771	430,751	431,719
Intersegment	12,972	12,038	9,989

Total	470,743	442,789	441,708
Financial Services —
Customers	798,495	868,971	1,004,623
Intersegment	8,031	2,924	3,113

Total	806,526	871,895	1,007,736
All Other —
Customers	449,778	465,745	532,558
Intersegment	70,004	64,598	56,283

Total	519,782	530,343	588,841
Corporate and elimination	(492,775)	(508,220)	(508,643)

Consolidated total	7,181,273	6,493,212	6,800,851

Components of Segment Profit or Loss

Segment profit or loss:

	Yen in millions
	Fiscal year ended March 31
	2011	2012	2013
Operating income (loss):
Imaging Products & Solutions	52,439	18,592	1,436
Game	48,494	29,302	1,735
Mobile Products & Communications	5,321	7,246	(97,170)
Home Entertainment & Sound	(73,205)	(203,211)	(84,315)
Devices	34,893	(22,126)	43,895
Pictures	38,669	34,130	47,800
Music	38,927	36,887	37,218
Financial Services	118,818	131,421	145,807
All Other	(13,839)	(54,082)	91,003

Total	250,517	(21,841)	187,409
Corporate and elimination	(50,696)	(45,434)	42,691

Consolidated operating income (loss)	199,821	(67,275)	230,100
Other income	44,966	23,478	68,656
Other expenses	(39,774)	(39,389)	(53,075)

Consolidated income (loss) before income taxes	205,013	(83,186)	245,681

Components of Other Significant Items

Other significant items:

	Yen in millions
	Fiscal year ended March 31
	2011	2012	2013
Equity in net income (loss) of affiliated companies:
Imaging Products & Solutions	(157)	(154)	743
Game	—	—	—
Mobile Products & Communications	4,155	(57,680)	—
Home Entertainment & Sound	7,214	(64,078)	—
Devices	27	(44)	—
Pictures	2,483	(516)	(601)
Music	(265)	(372)	(4,766)
Financial Services	(1,961)	(1,252)	(2,303)
All Other	2,566	2,399	(21)

Consolidated total	14,062	(121,697)	(6,948)

Depreciation and amortization:
Imaging Products & Solutions	36,666	35,951	36,056
Game	13,649	10,848	10,423
Mobile Products & Communications	8,974	9,015	22,503
Home Entertainment & Sound	29,314	27,358	23,573
Devices	106,824	116,971	113,137
Pictures	7,996	10,825	10,424
Music	12,166	10,789	11,414
Financial Services, including deferred insurance acquisition costs	62,077	56,322	56,305
All Other	21,574	19,548	18,302

Total	299,240	297,627	302,137
Corporate	26,126	21,967	28,417

Consolidated total	325,366	319,594	330,554

Sales and Operating Revenue to External Customers by Product Category in IP&S, MP&C, HE&S and Devices Segments

The following table includes a breakdown of sales and operating revenue to external customers by product category in the following segments: IP&S, MP&C, HE&S and Devices. The IP&S, MP&C, HE&S and Devices segments are each managed as a single operating segment by Sony’s management.

	Yen in millions
	Fiscal year ended March 31
	2011	2012	2013
Sales and operating revenue:
Imaging Products & Solutions
Digital Imaging Products	628,358	489,526	449,724
Professional Solutions	268,687	256,871	259,899
Other	9,394	10,228	17,151

Total	906,439	756,625	726,774
Game	744,601	679,899	527,110
Mobile Products & Communications
Mobile Communications	—	77,732	733,622
Personal and Mobile Products	625,200	538,816	480,132
Other	6,314	5,867	6,259

Total	631,514	622,415	1,220,013
Home Entertainment & Sound
Televisions	1,200,487	840,359	581,475
Audio and Video	502,684	433,800	405,024
Other	9,153	8,569	7,323

Total	1,712,324	1,282,728	993,822
Devices
Semiconductors	359,321	377,177	301,915
Components	409,165	295,822	271,654
Other	2,864	4,209	10,399

Total	771,350	677,208	583,968
Pictures	599,654	656,097	732,127
Music	457,771	430,751	431,719
Financial Services	798,495	868,971	1,004,623
All Other	449,778	465,745	532,558
Corporate	109,347	52,773	48,137

Consolidated total	7,181,273	6,493,212	6,800,851

Sales and Operating Revenue Attributed to Countries Based on Location of Customers and Long-Lived Assets

Sales and operating revenue attributed to countries based on location of external customers for the fiscal years ended March 31, 2011, 2012 and 2013 and property, plant and equipment, net as of March 31, 2012 and 2013 are as follows:

	Yen in millions
	Fiscal year ended March 31
	2011	2012	2013
Sales and operating revenue:
Japan	2,152,552	2,104,669	2,203,228
United States	1,443,693	1,211,849	1,064,765
Europe	1,539,432	1,268,258	1,362,488
China	562,048	495,101	464,784
Asia-Pacific	726,364	636,489	806,205
Other Areas	757,184	776,846	899,381

Total	7,181,273	6,493,212	6,800,851

	Yen in millions
	March 31
	2012	2013
Property, plant and equipment, net:
Japan	699,647	617,581
United States	82,914	74,359
Europe	55,192	53,460
China	39,388	48,689
Asia-Pacific	37,060	48,977
Other Areas	16,797	18,484

Total	930,998	861,550

Major Areas in each Geographic Segment excluding Japan, United States and China

Major areas in each geographic segment excluding Japan, United States and China are as follows:

(1) Europe:	United Kingdom, France, Germany, Russia, Spain and Sweden
(2) Asia-Pacific:	India, South Korea and Oceania
(3) Other Areas:	The Middle East/Africa, Brazil, Mexico and Canada

Summary of Significant Accounting Policies - Additional Information (Detail) In Millions, except Per Share data, unless otherwise specified	12 Months Ended						12 Months Ended				12 Months Ended									12 Months Ended
	Mar. 31, 2013 USD ($)	Mar. 31, 2013 JPY (¥)	Mar. 31, 2012 JPY (¥)	Mar. 31, 2011 JPY (¥)	Mar. 31, 2013 Minimum	Mar. 31, 2012 Minimum	Mar. 31, 2013 Minimum Buildings	Mar. 31, 2013 Minimum Machinery, equipment and others	Mar. 31, 2013 Maximum	Mar. 31, 2012 Maximum	Mar. 31, 2013 Maximum Buildings	Mar. 31, 2013 Maximum Machinery, equipment and others	Mar. 31, 2013 Patent Rights, Know-how, License Agreements and Software Minimum	Mar. 31, 2013 Patent Rights, Know-how, License Agreements and Software Maximum	Mar. 31, 2013 Music catalogs, artist contracts and television carriage agreements Minimum	Mar. 31, 2013 Music catalogs, artist contracts and television carriage agreements Maximum	Mar. 31, 2013 Software to be sold, leased or otherwise marketed	Mar. 31, 2013 Partnership Interest Minimum	Mar. 31, 2013 Partnership Interest Maximum	Mar. 31, 2013 Sony Corporation's stockholders' equity JPY (¥)
Summary Of Significant Accounting Policies [Line Items]
Ownership percentage in equity method investment					20.00%	20.00%			50.00%	50.00%								3.00%	5.00%
Original maturities of highly liquid investments included in cash and cash equivalents									3 months
Description of evaluating factors in relation to available for sale securities	If the fair value of the security is 20 percent or more below its original cost for an extended period of time (generally for a period of up to six months)	If the fair value of the security is 20 percent or more below its original cost for an extended period of time (generally for a period of up to six months)
Useful lives for depreciation							2 years	2 years			50 years	10 years
Decrease in depreciation expense	$ 8,985
Net income attributable to Sony Corporation's stockholders		43,034	(456,660)	(259,585)																8,034
Net income per share attributable to Sony Corporation's stockholders, basic		¥ 42.8	¥ (455.03)	¥ (258.66)																¥ 7.99
Net income per share attributable to Sony Corporation's stockholders, diluted		¥ 40.19	¥ (455.03)	¥ (258.66)																¥ 7.5
Amortization period of intangible assets													3 years	8 years	10 years	40 years	3 years
Time taken to recognize revenue and cost of sales of software products in instances where the software products' on-line features or additional functionality is considered a substantive deliverable in addition to the software product	6 months	6 months
Consideration given to a reseller, primarily for free promotional shipping and cooperative advertising programs included in selling, general and administrative expenses		14,643	17,641	23,250
Percentage chance of tax amount to get realized on settlement with taxing authorities	50.00%	50.00%
Out of period adjustment to correct error in calculation of indirect taxes		¥ 4,413

Inventories (Detail) (JPY ¥) In Millions, unless otherwise specified	Mar. 31, 2013	Mar. 31, 2012
Schedule of Inventory [Line Items]
Finished products	¥ 489,519	¥ 498,430
Work in process	85,631	88,236
Raw materials, purchased components and supplies	134,904	120,386
Inventories	¥ 710,054	¥ 707,052

Film Costs (Detail) (JPY ¥) In Millions, unless otherwise specified	Mar. 31, 2013	Mar. 31, 2012
Motion picture productions:
Released	¥ 90,716	¥ 98,910
Completed and not released	2,420	10,800
In production and development	111,365	102,295
Television productions:
Released	49,651	44,461
In production and development	2,820	2,853
Broadcasting rights	37,189	27,830
Less: current portion of broadcasting rights included in inventories	(24,072)	(17,101)
Film costs	¥ 270,089	¥ 270,048

Film Costs - Additional Information (Detail) (JPY ¥) In Billions, unless otherwise specified	12 Months Ended
Mar. 31, 2013
Film and Television Costs Disclosure [Line Items]
Unamortized costs of released films	87.00%
Completed film costs expected to be amortized during the next twelve months	¥ 67
Accrued participation liabilities expected to be paid in next twelve months	¥ 104
Amortization for released films	3 years

Related Party Transactions - Additional Information (Detail)	12 Months Ended										1 Months Ended	12 Months Ended								1 Months Ended		3 Months Ended		12 Months Ended
	Mar. 31, 2013 JPY (¥) Entity		Mar. 31, 2012 USD ($) Entity	Mar. 31, 2012 JPY (¥) Entity		Mar. 31, 2011 JPY (¥)		Jun. 29, 2012 EMI Music Publishing JPY (¥)	Jun. 29, 2012 DH Publishing, L.P. JPY (¥)	Jun. 29, 2012 Nile Acquisition LLC	Feb. 25, 2013 M3, Inc. JPY (¥)	Mar. 31, 2013 M3, Inc. JPY (¥)	Mar. 31, 2013 Minimum	Mar. 31, 2012 Minimum	Mar. 31, 2013 Maximum	Mar. 31, 2012 Maximum	Mar. 31, 2012 Sony Ericsson	Feb. 15, 2012 Sony Ericsson	Mar. 31, 2011 Sony Ericsson	Jan. 19, 2012 S-LCD JPY (¥)	Jan. 19, 2012 S-LCD KRW	Jun. 30, 2011 S-LCD JPY (¥)	Jun. 30, 2011 S-LCD KRW	Mar. 31, 2012 S-LCD JPY (¥)	Mar. 31, 2011 S-LCD	Nov. 30, 2010 SFI Leasing Company, Limited	Mar. 31, 2013 Partnership Interest Minimum	Mar. 31, 2013 Partnership Interest Maximum
Related Party Transaction [Line Items]
Business acquisition percentage of equity interest									39.80%				20.00%	20.00%	50.00%	50.00%	50.00%	50.00%	50.00%			50.00%	50.00%	50.00%	50.00%	34.00%	3.00%	5.00%
Number of shares less than 50% ownership in equity method investment																						1	1
Decrease in capital stock																							(600,000,000,000)
Dividends received from affiliated companies	2,360,000,000			1,964,000,000		2,583,000,000																22,100,000,000
Impairment loss including translation adjustments																								60,019,000,000
Proceeds from sales of equity method investments																				71,986,000,000	1,070,000,000,000
Business acquisition total consideration								2,200,000,000
Business acquisition initial investment									320,000,000
Business acquisition percentage of equity interest										74.90%
Number of shares sold											95,000
Number of shares held											886,908
Cash consideration from sale shares											14,236,000,000
Gain on sale of subsidiary stock	10,399,000,000	[1],[2]		2,882,000,000	[1],[2]	4,465,000,000	[1],[2]					122,160,000,000
Remeasurement to fair value												117,216,000,000
Remaining number of shares available												791,908
Percentage of shares issued and outstanding												49.80%
Net asset Carrying value of subsidiary company												117,014,000,000
Estimated useful life												10 years
Carrying value of investment												128,815,000,000
Fair value of investment												144,048,000,000
Number of affiliated companies accounted for under the equity method	101		95	95
Additional LCD Panel related expenses			$ 292,000,000	¥ 22,759,000,000

[1]	Refer to Note 24.
[2]	Refer to Note 25.

Equity Investees Information, Balance Sheets (Detail) (JPY ¥) In Millions, unless otherwise specified	Mar. 31, 2013	Mar. 31, 2012
Related Party Transaction [Line Items]
Current assets	¥ 254,606	¥ 167,786
Noncurrent assets	513,104	168,143
Current liabilities	205,749	93,535
Noncurrent liabilities and noncontrolling interests	¥ 308,410	¥ 79,513
Minimum
Related Party Transaction [Line Items]
Percentage of ownership in equity investees	20.00%	20.00%
Maximum
Related Party Transaction [Line Items]
Percentage of ownership in equity investees	50.00%	50.00%

Equity Investees Information, Statements of Income (Detail) (JPY ¥) In Millions, unless otherwise specified	12 Months Ended							12 Months Ended			12 Months Ended			12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Mar. 31, 2011	Mar. 31, 2013 Minimum	Mar. 31, 2012 Minimum	Mar. 31, 2013 Maximum	Mar. 31, 2012 Maximum	Mar. 31, 2012 Sony Ericsson	Mar. 31, 2011 Sony Ericsson	Feb. 15, 2012 Sony Ericsson	Mar. 31, 2012 S-LCD	Mar. 31, 2011 S-LCD	Jun. 30, 2011 S-LCD	Mar. 31, 2012 Others	Mar. 31, 2011 Others	Mar. 31, 2012 Others Minimum	Mar. 31, 2011 Others Minimum	Mar. 31, 2012 Others Maximum	Mar. 31, 2011 Others Maximum
Related Party Transaction [Line Items]
Net revenues	¥ 193,405	¥ 745,510	¥ 1,750,023					¥ 475,898	¥ 673,464		¥ 146,002	¥ 807,955		¥ 123,610	¥ 268,604
Operating income (loss)	(14,759)	(43,636)	46,610					(44,239)	16,453		(4,644)	12,527		5,247	17,630
Other income (expense), net								4,504	(1,572)		(3,098)	(4,119)
Income (loss) before income taxes								(39,735)	14,881		(7,742)	8,408
Income tax (expense) benefit								(73,054)	(6,065)		(374)	3,094
Net income (loss) attributable to noncontrolling interests								(2,729)	(520)
Net income (loss) attributable to controlling interests	(26,026)	(122,684)	28,693					(115,518)	8,296		(8,116)	11,502		950	8,895
Percentage of ownership in equity investees				20.00%	20.00%	50.00%	50.00%	50.00%	50.00%	50.00%	50.00%	50.00%	50.00%			20.00%	20.00%	50.00%	50.00%
Equity in net income (loss) of affiliated companies, before consolidating and reconciling adjustments								(57,759)	4,148		(4,058)	5,751
Consolidating and reconciling adjustments:
Impairment loss including translation adjustments											(60,019)
Other								79	7		(1)	1,463
Equity in net income (loss) of affiliated companies	¥ (6,948)	¥ (121,697)	¥ 14,062					¥ (57,680)	¥ 4,155		¥ (64,078)	¥ 7,214		¥ 61	¥ 2,693

Account Balances and Transactions with Affiliated Companies Accounted for under Equity Method (Detail) (Equity Method Investments, JPY ¥) In Millions, unless otherwise specified	12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Mar. 31, 2011
Equity Method Investments
Related Party Transaction [Line Items]
Accounts receivable, trade	¥ 7,294	¥ 4,125
Accounts payable, trade	880	508
Capital lease obligations	27,485	39,080
Sales	18,565	79,677	96,164
Purchases	1,725	157,930	383,922
Lease payments	¥ 25,523	¥ 24,159

Transfer of Financial Assets - Additional Information (Detail) In Millions, unless otherwise specified	12 Months Ended										12 Months Ended
	Mar. 31, 2013 Subsidiaries USD ($)	Mar. 31, 2012 Subsidiaries JPY (¥)	Mar. 31, 2011 Subsidiaries JPY (¥)	Mar. 31, 2013 U.S. Subsidiary JPY (¥)	Mar. 31, 2012 U.S. Subsidiary JPY (¥)	Mar. 31, 2011 U.S. Subsidiary JPY (¥)	Mar. 31, 2012 European Subsidiaries USD ($)	Mar. 31, 2013 Maximum Subsidiaries JPY (¥)	Mar. 31, 2013 Maximum U.S. Subsidiary USD ($)	Mar. 31, 2013 Maximum European Subsidiaries JPY (¥)	Mar. 31, 2013 Japan JPY (¥)	Mar. 31, 2012 Japan JPY (¥)	Mar. 31, 2011 Japan JPY (¥)	Mar. 31, 2013 Japan Maximum JPY (¥)
Sale of Receivables [Line Items]
Aggregate trade accounts receivable eligible for sale, maximum								¥ 24,000	$ 350	¥ 72,500				¥ 53,700
Trade accounts receivable, maximum original due date								180 days		150 days				190 days
Trade accounts receivable sold	89,700	130,060	166,025	355,872	476,855	414,147	66,020				105,888	126,513	136,232
Deferred sales proceeds from receivable				¥ 4,462	¥ 16,272

Trade Receivables Sold, Deferred Proceeds from Sales and Collections of Deferred Proceeds (Detail) (JPY ¥) In Millions, unless otherwise specified	12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Mar. 31, 2011
Sale of Receivables [Line Items]
Collections of deferred proceeds	¥ 20,608	¥ 132,636	¥ 153,550
U.S. Subsidiary
Sale of Receivables [Line Items]
Total trade receivables sold	355,872	476,855	414,147
Deferred proceeds	8,098	117,343	185,647
Collections of deferred proceeds	¥ 20,608	¥ 132,636	¥ 153,550

Debt and Equity Securities of Aggregate Cost, Gross Unrealized Gains and Losses and Fair Value Pertaining to Available-for-Sale Securities and Held-to-Maturity Securities (Detail) (JPY ¥)
In Millions, unless otherwise specified	Mar. 31, 2013	Mar. 31, 2012
Schedule of Investments [Line Items]
Held-to-maturity Securities, Cost	¥ 3,965,451	¥ 3,494,481
Held-to-maturity Securities, Gross unrealized gains	549,211	159,528
Held-to-maturity Securities, Gross unrealized losses		(4,499)
Held-to-maturity Securities, Fair value	4,514,662	3,649,510
Marketable securities, Cost	5,884,366	5,319,511
Marketable securities, Gross unrealized gains	732,751	275,833
Marketable securities, Gross unrealized losses	(2,153)	(14,185)
Marketable securities, Fair value	6,614,964	5,581,159
Debt Securities
Schedule of Investments [Line Items]
Available-for-Sale, Cost	1,829,836	1,764,336
Available-for-Sale, Gross unrealized gains	139,097	63,289
Available-for-Sale, Gross unrealized losses	(1,156)	(8,173)
Available-for-Sale, Fair value	1,967,777	1,819,452
Equity securities
Schedule of Investments [Line Items]
Available-for-Sale, Cost	89,079	60,694
Available-for-Sale, Gross unrealized gains	44,443	53,016
Available-for-Sale, Gross unrealized losses	(997)	(1,513)
Available-for-Sale, Fair value	132,525	112,197
Japanese national government bonds
Schedule of Investments [Line Items]
Held-to-maturity Securities, Cost	3,876,600	3,404,069
Held-to-maturity Securities, Gross unrealized gains	545,188	157,740
Held-to-maturity Securities, Gross unrealized losses		(4,499)
Held-to-maturity Securities, Fair value	4,421,788	3,557,310
Japanese national government bonds | Debt Securities
Schedule of Investments [Line Items]
Available-for-Sale, Cost	1,106,265	1,036,946
Available-for-Sale, Gross unrealized gains	114,806	55,384
Available-for-Sale, Gross unrealized losses	(463)	(879)
Available-for-Sale, Fair value	1,220,608	1,091,451
Japanese local government bonds
Schedule of Investments [Line Items]
Held-to-maturity Securities, Cost	7,195	12,592
Held-to-maturity Securities, Gross unrealized gains	432	277
Held-to-maturity Securities, Fair value	7,627	12,869
Japanese local government bonds | Debt Securities
Schedule of Investments [Line Items]
Available-for-Sale, Cost	66,553	33,513
Available-for-Sale, Gross unrealized gains	643	163
Available-for-Sale, Gross unrealized losses	(1)	(1)
Available-for-Sale, Fair value	67,195	33,675
Japanese corporate bonds
Schedule of Investments [Line Items]
Held-to-maturity Securities, Cost	28,918	31,379
Held-to-maturity Securities, Gross unrealized gains	3,571	1,501
Held-to-maturity Securities, Fair value	32,489	32,880
Japanese corporate bonds | Debt Securities
Schedule of Investments [Line Items]
Available-for-Sale, Cost	210,519	293,885
Available-for-Sale, Gross unrealized gains	1,715	1,489
Available-for-Sale, Gross unrealized losses	(70)	(224)
Available-for-Sale, Fair value	212,164	295,150
Foreign corporate bonds
Schedule of Investments [Line Items]
Held-to-maturity Securities, Cost	52,738	46,441
Held-to-maturity Securities, Gross unrealized gains	20	10
Held-to-maturity Securities, Fair value	52,758	46,451
Foreign corporate bonds | Debt Securities
Schedule of Investments [Line Items]
Available-for-Sale, Cost	425,892	377,609
Available-for-Sale, Gross unrealized gains	17,502	4,705
Available-for-Sale, Gross unrealized losses	(620)	(7,063)
Available-for-Sale, Fair value	442,774	375,251
Other | Debt Securities
Schedule of Investments [Line Items]
Available-for-Sale, Cost	20,607	22,383
Available-for-Sale, Gross unrealized gains	4,431	1,548
Available-for-Sale, Gross unrealized losses	(2)	(6)
Available-for-Sale, Fair value	¥ 25,036	¥ 23,925

Marketable Securities and Securities Investments - Additional Information (Detail) (JPY ¥) In Millions, except Share data, unless otherwise specified	12 Months Ended				1 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Mar. 31, 2011	Mar. 31, 2010	Feb. 22, 2013 Olympus Corporation	Sep. 28, 2012 Olympus Corporation Tranche	Oct. 23, 2012 Olympus Corporation Tranche One	Feb. 22, 2013 Olympus Corporation Tranche Two
Investment Holdings [Line Items]
Common shares issued	1,011,950,206	1,004,638,164	1,004,636,664	1,004,571,464		34,387,900	13,100,000	21,287,900
Common stock par value						¥ 1,454
Number of tranches for capital alliance agreement						2
Investment of shares in third-party allotment							¥ 19,047	¥ 30,953
Percentage of total voting rights acquired							4.35%	7.07%
Increase in voting rights percentage					11.46%
Proceeds from sales of available-for-sale securities	143,437	177,850	532,619
Gross realized gains from available for sale securities	46,865	9,593	38,654
Gross realized loss from available for sale securities	527	1,834	2,014
Marketable securities classified as trading securities	530,787	433,491
Investment in non public companies	68,329	93,050
Net unrealized losses on trading securities			10,768
Net unrealized gains on trading securities	72,793	21,216
Total realized impairment losses on marketable securities	¥ 8,554	¥ 5,530	¥ 9,763

Cost and Fair Value of Debt Securities Classified as Available-for-Sale Securities and Held-to-Maturity Securities by Contractual Maturity (Detail) (JPY ¥) In Millions, unless otherwise specified	Mar. 31, 2013
Available for Sale Securities, Cost
Due in one year or less	¥ 160,018
Due after one year through five years	526,540
Due after five years through ten years	258,717
Due after ten years	884,561
Total	1,829,836
Available-for-sale securities, Fair Value
Due in one year or less	167,853
Due after one year through five years	536,129
Due after five years through ten years	268,767
Due after ten years	995,028
Total	1,967,777
Held-to-maturity securities, Cost
Due in one year or less	5,060
Due after one year through five years	20,124
Due after five years through ten years	31,206
Due after ten years	3,909,061
Total	3,965,451
Held-to-maturity securities, Fair Value
Due in one year or less	5,068
Due after one year through five years	20,828
Due after five years through ten years	33,720
Due after ten years	4,455,046
Total	¥ 4,514,662

Gross Unrealized Losses and Fair Value of Securities with Unrealized Losses, Aggregated by Investment Category and Length of Time of Continuous Unrealized Loss Position (Detail) (JPY ¥)
In Millions, unless otherwise specified	Mar. 31, 2013	Mar. 31, 2012
Investments, Unrealized Loss Position [Line Items]
Held-to-maturity securities, less than 12 months, fair value		¥ 70
Held-to-maturity securities, less than 12 months, unrealized losses		0
Held-to-maturity securities, 12 months or more, fair value		333,702
Held-to-maturity securities, 12 months or more , unrealized losses		(4,499)
Held-to-maturity securities, fair value, total		333,772
Held-to-maturity securities, unrealized losses, total		(4,499)
Marketable securities, less than 12 months, fair value	47,358	131,867
Marketable securities, less than 12 months, unrealized losses	(1,024)	(7,463)
Marketable securities, 12 months or more, fair value	71,514	462,469
Marketable securities, 12 months or more, unrealized losses	(1,129)	(6,722)
Marketable securities, fair value, total	118,872	594,336
Marketable securities, unrealized losses, total	(2,153)	(14,185)
Debt Securities
Investments, Unrealized Loss Position [Line Items]
Available-for-sale securities, less than 12 months, fair value	36,900	127,460
Available-for-sale securities, less than 12 months, unrealized losses	(91)	(7,145)
Available-for-sale securities, 12 months or more, fair value	71,439	111,941
Available-for-sale securities, 12 months or more, unrealized losses	(1,065)	(1,028)
Available-for-sale securities, fair value, total	108,339	239,401
Available-for-sale securities, unrealized losses, total	(1,156)	(8,173)
Equity securities
Investments, Unrealized Loss Position [Line Items]
Available-for-sale securities, less than 12 months, fair value	10,458	4,337
Available-for-sale securities, less than 12 months, unrealized losses	(933)	(318)
Available-for-sale securities, 12 months or more, fair value	75	16,826
Available-for-sale securities, 12 months or more, unrealized losses	(64)	(1,195)
Available-for-sale securities, fair value, total	10,533	21,163
Available-for-sale securities, unrealized losses, total	(997)	(1,513)
Japanese national government bonds
Investments, Unrealized Loss Position [Line Items]
Held-to-maturity securities, less than 12 months, fair value
Held-to-maturity securities, less than 12 months, unrealized losses
Held-to-maturity securities, 12 months or more, fair value		333,702
Held-to-maturity securities, 12 months or more , unrealized losses		(4,499)
Held-to-maturity securities, fair value, total		333,702
Held-to-maturity securities, unrealized losses, total		(4,499)
Japanese national government bonds | Debt Securities
Investments, Unrealized Loss Position [Line Items]
Available-for-sale securities, less than 12 months, fair value	3,383	55,450
Available-for-sale securities, less than 12 months, unrealized losses	0	(877)
Available-for-sale securities, 12 months or more, fair value	46,796	3,048
Available-for-sale securities, 12 months or more, unrealized losses	(463)	(2)
Available-for-sale securities, fair value, total	50,179	58,498
Available-for-sale securities, unrealized losses, total	(463)	(879)
Japanese local government bonds
Investments, Unrealized Loss Position [Line Items]
Held-to-maturity securities, less than 12 months, fair value		70
Held-to-maturity securities, less than 12 months, unrealized losses		0
Held-to-maturity securities, 12 months or more, fair value
Held-to-maturity securities, 12 months or more , unrealized losses
Held-to-maturity securities, fair value, total		70
Held-to-maturity securities, unrealized losses, total		0
Japanese local government bonds | Debt Securities
Investments, Unrealized Loss Position [Line Items]
Available-for-sale securities, less than 12 months, fair value	592	2,364
Available-for-sale securities, less than 12 months, unrealized losses	(1)	(1)
Available-for-sale securities, fair value, total	592	2,364
Available-for-sale securities, unrealized losses, total	(1)	(1)
Japanese corporate bonds
Investments, Unrealized Loss Position [Line Items]
Held-to-maturity securities, less than 12 months, fair value
Held-to-maturity securities, less than 12 months, unrealized losses
Held-to-maturity securities, 12 months or more, fair value
Held-to-maturity securities, 12 months or more , unrealized losses
Held-to-maturity securities, fair value, total
Held-to-maturity securities, unrealized losses, total
Japanese corporate bonds | Debt Securities
Investments, Unrealized Loss Position [Line Items]
Available-for-sale securities, less than 12 months, fair value	4,731	1,034
Available-for-sale securities, less than 12 months, unrealized losses	(7)	(196)
Available-for-sale securities, 12 months or more, fair value	5,271	25,243
Available-for-sale securities, 12 months or more, unrealized losses	(63)	(28)
Available-for-sale securities, fair value, total	10,002	26,277
Available-for-sale securities, unrealized losses, total	(70)	(224)
Foreign corporate bonds
Investments, Unrealized Loss Position [Line Items]
Held-to-maturity securities, less than 12 months, fair value
Held-to-maturity securities, less than 12 months, unrealized losses
Held-to-maturity securities, 12 months or more, fair value
Held-to-maturity securities, 12 months or more , unrealized losses
Held-to-maturity securities, fair value, total
Held-to-maturity securities, unrealized losses, total
Foreign corporate bonds | Debt Securities
Investments, Unrealized Loss Position [Line Items]
Available-for-sale securities, less than 12 months, fair value	28,133	68,277
Available-for-sale securities, less than 12 months, unrealized losses	(83)	(6,065)
Available-for-sale securities, 12 months or more, fair value	19,228	83,650
Available-for-sale securities, 12 months or more, unrealized losses	(537)	(998)
Available-for-sale securities, fair value, total	47,361	151,927
Available-for-sale securities, unrealized losses, total	(620)	(7,063)
Other | Debt Securities
Investments, Unrealized Loss Position [Line Items]
Available-for-sale securities, less than 12 months, fair value	61	335
Available-for-sale securities, less than 12 months, unrealized losses	0	(6)
Available-for-sale securities, 12 months or more, fair value	144
Available-for-sale securities, 12 months or more, unrealized losses	(2)
Available-for-sale securities, fair value, total	205	335
Available-for-sale securities, unrealized losses, total	¥ (2)	¥ (6)

Leased Assets under Capital Leases (Detail) (JPY ¥) In Millions, unless otherwise specified	Mar. 31, 2013	Mar. 31, 2012
Capital Leased Assets [Line Items]
Accumulated amortization	¥ (36,287)	¥ (20,514)
Leased assets under capital leases, Net	35,868	47,702
Machinery, equipment and others
Capital Leased Assets [Line Items]
Leased assets under capital leases	63,008	58,751
Film costs
Capital Leased Assets [Line Items]
Leased assets under capital leases	¥ 9,147	¥ 9,465

Future Minimum Lease Payments under Capital Leases with Present Value of Net Minimum Lease Payments (Detail) (JPY ¥) In Millions, unless otherwise specified	Mar. 31, 2013
Schedule of Capital Lease Obligations [Line Items]
2014	¥ 20,535
2015	5,350
2016	3,248
2017	2,820
2018	2,585
Later years	6,286
Total minimum lease payments	40,824
Less - Amount representing interest	2,568
Present value of net minimum lease payments	38,256
Less - Current obligations	19,718
Long-term capital lease obligations	¥ 18,538

Minimum Rental Payments Required under Operating Leases that have Initial or Remaining Noncancelable Lease Terms in Excess of One Year (Detail) (JPY ¥) In Millions, unless otherwise specified	Mar. 31, 2013
Operating Leased Assets [Line Items]
2014	¥ 57,598
2015	46,483
2016	35,633
2017	24,243
2018	19,724
Later years	54,025
Total minimum future rentals	¥ 237,706

Leases - Additional Information (Detail) In Millions, unless otherwise specified	12 Months Ended			1 Months Ended	12 Months Ended			12 Months Ended			12 Months Ended
	Mar. 31, 2013 JPY (¥)	Mar. 31, 2012 JPY (¥)	Mar. 31, 2011 JPY (¥)	Feb. 28, 2013 Sony City Osaki sale and leaseback JPY (¥)	Mar. 31, 2013 Sony City Osaki sale and leaseback JPY (¥)	Mar. 31, 2013 Sony City Osaki sale and leaseback Current liabilities other JPY (¥)	Mar. 31, 2013 Sony City Osaki sale and leaseback Other noncurrent liabilities JPY (¥)	Mar. 31, 2013 550 Madison sale and leaseback USD ($)	Mar. 31, 2013 550 Madison sale and leaseback Current liabilities other USD ($)	Mar. 31, 2013 550 Madison sale and leaseback Other noncurrent liabilities USD ($)	Mar. 31, 2013 Two years JPY (¥)	Mar. 31, 2013 Seven years JPY (¥)	Mar. 31, 2012 Sony Semiconductor Kyushu Corporation JPY (¥)
Leases Disclosure [Line Items]
Rental expenses under operating leases	¥ 78,523	¥ 76,188	¥ 78,538
Sublease rental received under operating leases	904	1,423	1,974
Total minimum rentals received in future under non cancelable subleases for operating lease	3,104
Sale and leaseback transaction				5 years				3 years					3 years
Sale price				111,100				1,100
Net cash proceeds from sale and leaseback transaction				110,175				780			11,789	6,262	50,537
Gain upon sale of leaseback transaction					42,322			691
Amount of gain required to be deferred and will be amortized					24,982			166
Remaining deferred gain recorded in other current and noncurrent liabilities						4,914	19,658		55	109
Option to purchase headquarters building which was leased from VIE								$ 255
Sale and leaseback transaction, average terms											Two years	Seven year

Goodwill and Intangible Assets - Additional Information (Detail) (JPY ¥) In Millions, unless otherwise specified	12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Mar. 31, 2011
Goodwill and Intangible Assets Disclosure [Line Items]
Intangible assets acquired	¥ 66,483
Acquired finite lived intangible assets amount	65,710
Aggregate amortization expense for intangible assets	¥ 75,890	¥ 57,023	¥ 52,763

Acquired Intangible Assets and Weighted-Average Amortization Period (Detail) (JPY ¥) In Millions, unless otherwise specified	12 Months Ended
Mar. 31, 2013
Acquired Finite-Lived Intangible Assets [Line Items]
Intangible assets acquired	¥ 65,710
Patent rights, know-how and license agreements
Acquired Finite-Lived Intangible Assets [Line Items]
Intangible assets acquired	38,231
Weighted-average amortization period	7 years
Trademarks
Acquired Finite-Lived Intangible Assets [Line Items]
Intangible assets acquired	537
Weighted-average amortization period	10 years
Software to be sold, leased or otherwise marketed
Acquired Finite-Lived Intangible Assets [Line Items]
Intangible assets acquired	19,444
Weighted-average amortization period	4 years
Other
Acquired Finite-Lived Intangible Assets [Line Items]
Intangible assets acquired	¥ 7,498
Weighted-average amortization period	4 years

Intangible Assets Subject to Amortization (Detail) (JPY ¥) In Millions, unless otherwise specified	Mar. 31, 2013	Mar. 31, 2012
Finite-Lived Intangible Assets [Line Items]
Gross carrying amount	¥ 791,302	¥ 678,125
Accumulated amortization	(354,208)	(264,459)
Patent rights, know-how and license agreements
Finite-Lived Intangible Assets [Line Items]
Gross carrying amount	280,715	226,142
Accumulated amortization	(118,363)	(80,334)
Customer relationship
Finite-Lived Intangible Assets [Line Items]
Gross carrying amount	26,485	23,758
Accumulated amortization	(3,658)	(1,409)
Trademarks
Finite-Lived Intangible Assets [Line Items]
Gross carrying amount	21,896	20,214
Accumulated amortization	(5,894)	(2,154)
Software to be sold, leased or otherwise marketed
Finite-Lived Intangible Assets [Line Items]
Gross carrying amount	115,341	98,852
Accumulated amortization	(73,314)	(58,865)
Music Catalogs
Finite-Lived Intangible Assets [Line Items]
Gross carrying amount	183,398	157,699
Accumulated amortization	(62,255)	(45,570)
Artist contracts
Finite-Lived Intangible Assets [Line Items]
Gross carrying amount	26,702	27,401
Accumulated amortization	(18,939)	(19,419)
Television carriage agreements (broadcasting agreements)
Finite-Lived Intangible Assets [Line Items]
Gross carrying amount	41,264	36,216
Accumulated amortization	(4,759)	(2,370)
Other
Finite-Lived Intangible Assets [Line Items]
Gross carrying amount	95,501	87,843
Accumulated amortization	¥ (67,026)	¥ (54,338)

Estimated Aggregate Amortization Expense for Intangible Assets (Detail) (JPY ¥) In Millions, unless otherwise specified	Mar. 31, 2013
Expected Amortization Expense [Line Items]
2014	¥ 75,357
2015	61,439
2016	48,693
2017	38,435
2018	¥ 31,411

Total Carrying Amount of Intangible Assets having Indefinite Life (Detail) (JPY ¥) In Millions, unless otherwise specified	Mar. 31, 2013	Mar. 31, 2012
Indefinite-lived Intangible Assets [Line Items]
Carrying amount of intangible assets having an indefinite life	¥ 90,413	¥ 90,033
Trademarks
Indefinite-lived Intangible Assets [Line Items]
Carrying amount of intangible assets having an indefinite life	68,099	66,729
Distribution agreements
Indefinite-lived Intangible Assets [Line Items]
Carrying amount of intangible assets having an indefinite life	19,116	18,807
Other
Indefinite-lived Intangible Assets [Line Items]
Carrying amount of intangible assets having an indefinite life	¥ 3,198	¥ 4,497

Changes in Carrying Amount of Goodwill by Segment (Detail) (JPY ¥) In Millions, unless otherwise specified	12 Months Ended																		12 Months Ended															12 Months Ended
	Mar. 31, 2013		Mar. 31, 2012		Mar. 31, 2013 Imaging Products & Solutions		Mar. 31, 2012 Imaging Products & Solutions		Mar. 31, 2013 Game		Mar. 31, 2012 Game	Mar. 31, 2013 Mobile Products & Communications		Mar. 31, 2012 Mobile Products & Communications		Mar. 31, 2013 Home Entertainment & Sound	Mar. 31, 2012 Home Entertainment & Sound	Mar. 31, 2011 Home Entertainment & Sound	Mar. 31, 2013 Devices		Mar. 31, 2012 Devices		Mar. 31, 2013 Pictures		Mar. 31, 2012 Pictures		Mar. 31, 2013 Music		Mar. 31, 2012 Music		Mar. 31, 2013 Financial Services	Mar. 31, 2012 Financial Services	Mar. 31, 2011 Financial Services	Mar. 31, 2013 All Other		Mar. 31, 2012 All Other
Goodwill [Line Items]
Goodwill - gross	¥ 591,977		¥ 483,292		¥ 5,967		¥ 6,044		¥ 123,211		¥ 123,285	¥ 138,255	[1]			¥ 5,320	¥ 5,320	¥ 5,320	¥ 33,159		¥ 62,628		¥ 138,320		¥ 140,584		¥ 100,956		¥ 102,994		¥ 3,020	¥ 3,020	¥ 3,020	¥ 43,769		¥ 39,417
Accumulated impairments	(15,219)		(14,287)		(300)		(300)									(5,320)	(5,320)	(5,320)									(306)		(306)		(706)	(706)	(706)	(8,587)		(7,655)
Goodwill	576,758		469,005		5,667		5,744		123,211		123,285	138,255	[1]			0	0	0	33,159		62,628		138,320		140,584		100,650		102,688		2,314	2,314	2,314	35,182		31,762
Increase (decrease) due to:
Acquisitions	28,659	[2]	134,376						19,793	[2]	166			128,522	[1]				2,044	[2]			3,174	[2]	1,330		2,626	[2]						1,022	[2]	4,358
Sales and dispositions	(15,040)	[3]	(589)																		(589)													(15,040)	[3]
Impairments	(1,445)	[4]	(932)	[4]		[4]																												(1,445)	[4]	(932)	[4]
Translation adjustments	52,373		3,961		108		124		4,527		(240)	15,314	[1]	9,733	[1]				316		(107)		19,338		(3,073)		10,402		(1,891)					2,368		(585)
Other	1,938	[5]	(29,063)	[5],[6]			(201)	[5],[6]											1,750	[5]	(28,773)	[5],[6]	25	[5]	(521)	[5],[6]	(28)	[5]	(147)	[5],[6]				191	[5]	579	[5],[6]
Goodwill - gross	659,907		591,977		6,075		5,967		147,531		123,211	153,569	[1]	138,255	[1]	5,320	5,320	5,320	37,269		33,159		160,857		138,320		113,956		100,956		3,020	3,020	3,020	32,310		43,769
Accumulated impairments	(16,664)		(15,219)		(300)		(300)									(5,320)	(5,320)	(5,320)									(306)		(306)		(706)	(706)	(706)	(10,032)		(8,587)
Goodwill	¥ 643,243		¥ 576,758		¥ 5,775		¥ 5,667		¥ 147,531		¥ 123,211	¥ 153,569	[1]	¥ 138,255	[1]	¥ 0	¥ 0	¥ 0	¥ 37,269		¥ 33,159		¥ 160,857		¥ 138,320		¥ 113,650		¥ 100,650		¥ 2,314	¥ 2,314	¥ 2,314	¥ 22,278		¥ 35,182

[1]	The 128,522 million yen in the fiscal year ended March 31, 2012 relates to the Sony Ericsson acquisition. Refer to Note 24.
[2]	Substantially all of the acquisition amounts in the Game segment relate to the Gaikai Inc. ("Gaikai") acquisition. Refer to Note 24.
[3]	Sales and dispositions amounts in All Other substantially all relate to the sale of certain M3 shares. Refer to Note 5.
[4]	During the fiscal years ended March 31, 2012 and 2013, Sony recorded impairment losses of 932 million yen and 1,445 million yen, respectively, in reporting units included in All Other. The impairment charges reflected the overall decline in the fair values of the reporting units. The fair values of the reporting units were estimated using the expected present value of future cash flows.
[5]	Other primarily consists of purchase price adjustments for prior years and amounts reclassified as held for sale.
[6]	The chemical products business, which is included in the Devices segment was classified as held for sale as of March 31, 2012. No impairment loss was recognized as a result of the held for sale classification. The assets held for sale included 29,182 million yen of goodwill which was reclassified to other assets in the consolidated balance sheets prior to completing the divestiture in the fiscal year ended March 31, 2013. Refer to Note 25.

Changes in Carrying Amount of Goodwill by Segment (Parenthetical) (Detail) (JPY ¥) In Millions, unless otherwise specified	12 Months Ended
	Mar. 31, 2013		Mar. 31, 2012		Mar. 31, 2011
Goodwill [Line Items]
Acquisitions	¥ 28,659	[1]	¥ 134,376
Impairments	1,445	[2]	932	[2]
Goodwill	643,243		576,758		469,005
Assets Held-for-sale
Goodwill [Line Items]
Goodwill			29,182
Mobile Products & Communications
Goodwill [Line Items]
Acquisitions			128,522	[3]
Goodwill	153,569	[3]	138,255	[3]
All Other
Goodwill [Line Items]
Acquisitions	1,022	[1]	4,358
Impairments	1,445	[2]	932	[2]
Goodwill	22,278		35,182		31,762
Sony Ericsson | Mobile Products & Communications
Goodwill [Line Items]
Acquisitions			¥ 128,522

[1]	Substantially all of the acquisition amounts in the Game segment relate to the Gaikai Inc. ("Gaikai") acquisition. Refer to Note 24.
[2]	During the fiscal years ended March 31, 2012 and 2013, Sony recorded impairment losses of 932 million yen and 1,445 million yen, respectively, in reporting units included in All Other. The impairment charges reflected the overall decline in the fair values of the reporting units. The fair values of the reporting units were estimated using the expected present value of future cash flows.
[3]	The 128,522 million yen in the fiscal year ended March 31, 2012 relates to the Sony Ericsson acquisition. Refer to Note 24.

Insurance-Related Accounts - Additional Information (Detail) (JPY ¥) In Millions, unless otherwise specified	12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Mar. 31, 2011
Liability for Future Policy Benefit, by Product Segment [Line Items]
Combined amounts of statutory net equity of insurance subsidiaries which is not measured in accordance with U.S. GAAP	¥ 362,267	¥ 282,846
Life insurance revenues	723,399	654,986	600,291
Non-life insurance revenues	81,974	76,958	71,037
Amortization charged to income	55,416	55,427	59,249
Future insurance policy benefits	¥ 3,532,626	¥ 3,202,066
Interest rates sensitive whole life contracts	2.00%
Minimum
Liability for Future Policy Benefit, by Product Segment [Line Items]
Interest rates for future policy benefit based on market conditions and expected investment returns	1.40%
Credited rates associated with investment contracts	0.10%
Maximum
Liability for Future Policy Benefit, by Product Segment [Line Items]
Interest rates for future policy benefit based on market conditions and expected investment returns	4.50%
Credited rates associated with investment contracts	6.30%

Policyholders' Account in Life Insurance Business (Detail) (JPY ¥) In Millions, unless otherwise specified	Mar. 31, 2013	Mar. 31, 2012
Life Settlement Contracts Investments Method Disclosure Items [Line Items]
Universal life insurance	¥ 1,199,409	¥ 1,010,277
Investment contracts	363,213	340,600
Other	130,494	98,767
Total	¥ 1,693,116	¥ 1,449,644

Short-Term Borrowings (Detail) (JPY ¥) In Millions, unless otherwise specified	Mar. 31, 2013	Mar. 31, 2012
Short-term Debt [Line Items]
Short-term borrowings	¥ 87,894	¥ 99,878
Unsecured Loans, weighted-average interest rate of 3.98%
Short-term Debt [Line Items]
Short-term borrowings		89,878
Unsecured Loans Weighted Average Interest Rate Three Point Eight Nine Percent [Member]
Short-term Debt [Line Items]
Short-term borrowings	77,894
Secured Call Money, weighted-average interest rate of 0.11%
Short-term Debt [Line Items]
Short-term borrowings	¥ 10,000	¥ 10,000

Short-Term Borrowings (Parenthetical) (Detail)	Mar. 31, 2013	Mar. 31, 2012
Unsecured Loans, weighted-average interest rate of 3.98%
Short-term Debt [Line Items]
Debt weighted average interest rate		3.98%
Unsecured Loans Weighted Average Interest Rate Three Point Eight Nine Percent [Member]
Short-term Debt [Line Items]
Debt weighted average interest rate	3.89%
Secured Call Money, weighted-average interest rate of 0.11%
Short-term Debt [Line Items]
Debt weighted average interest rate	0.11%	0.11%

Short-Term Borrowings and Long-Term Debt - Additional Information (Detail) In Millions, except Per Share data, unless otherwise specified	12 Months Ended					1 Months Ended		1 Months Ended		1 Months Ended	12 Months Ended
	Mar. 31, 2013	Mar. 31, 2013 JPY (¥)	Mar. 31, 2012 USD ($)	Mar. 31, 2012 JPY (¥)	Mar. 31, 2013 Securities Investment JPY (¥)	Mar. 31, 2012 Minimum	Mar. 31, 2013 Minimum	Mar. 31, 2012 Maximum	Mar. 31, 2013 Maximum	Nov. 30, 2012 Unsecured Zero Coupon Convertible Bonds, Due Twenty Seventeen JPY (¥)	Mar. 31, 2013 Unsecured Zero Coupon Convertible Bonds, Due Twenty Seventeen JPY (¥)	Mar. 31, 2013 Unsecured Zero Coupon Convertible Bonds, Due Twenty Seventeen Minimum JPY (¥)	Mar. 31, 2013 Unsecured Zero Coupon Convertible Bonds, Due Twenty Seventeen Maximum JPY (¥)	Mar. 31, 2012 JBIC Facility USD ($)	Mar. 31, 2012 Private banks USD ($)	Mar. 31, 2013 Sony Ericsson	Mar. 31, 2012 Sony Ericsson	Feb. 15, 2012 Sony Ericsson
Debt Instrument [Line Items]
Securities pledged as collateral		¥ 67,660			¥ 10,543
Short-term borrowings		87,894		99,878	10,000
Unsecured bank loans			1,365											819	546
Unsecured bank loan maturity term						6 years		10 years
Percentage of equity interest acquired						20.00%	20.00%	50.00%	50.00%							50.00%	50.00%	50.00%
Unsecured bank loans, percentage														60.00%	40.00%
Long-term debt including current portion		1,094,716		1,072,709						150,000	150,000
Stock acquisition rights, start date										Dec 14, 2012
Stock acquisition rights, end date										Nov 16, 2017
Conversion price per common share												¥ 870	¥ 957
Amount in excess of dividends for which conversion price is adjusted											¥ 25
Reduction in conversion price triggered of principal amount											100.00%
Percentage of redemption premium of principal amount												0.00%	2.50%
Debt instrument outstanding percentage											100.00%
Debt instrument redeemable date											Nov 30, 2015
Debt instrument conversion price percentage on consecutive trading days												130.00%
Debt instrument original issuance outstanding													10.00%
Basis for conversion bonds outstanding											If the closing sales prices per share of Sony's common stock on the Tokyo Stock Exchange on 20 consecutive trading days are 130% or more of the conversion price, or at any time if less than 10% of the original issuance is outstanding.
Unused committed lines of credit		832,156
Period up to which company can borrow under committed lines of credit	180 days	180 days
Commercial paper programs		¥ 782,150
Period up to which company can issue Commercial paper programs	270 days	270 days

Long-Term Debt (Detail) (JPY ¥) In Millions, unless otherwise specified	Mar. 31, 2013	Mar. 31, 2012	Mar. 31, 2012 Capital Lease Obligations And Others Due Twenty Twelve to Twenty Twenty Six	Mar. 31, 2013 Capital Lease Obligations And Others Due Twenty Thirteen to Twenty Twenty Six	Mar. 31, 2012 Due Twenty Twelve to Twenty Twenty Four, with interest rates ranging from Zero Point Two Three To Four Point Five Zero Percent per annum	Mar. 31, 2013 Unsecured Loans Due Twenty Thirteen to Twenty Twenty Four Interest Rates Ranging from Zero Point Three Seven to Five Point One Zero Percent	Mar. 31, 2012 Unsecured One Point One Six Percent Bonds Due Twenty Twelve	Mar. 31, 2012 Unsecured One Point Five Two Percent Bonds Due Twenty Thirteen	Mar. 31, 2013 Unsecured One Point Five Seven Percent Bonds Due Twenty Fifteen	Mar. 31, 2012 Unsecured One Point Five Seven Percent Bonds Due Twenty Fifteen	Mar. 31, 2013 Unsecured One Point Seven Five Percent Bonds Due Twenty Fifteen	Mar. 31, 2012 Unsecured One Point Seven Five Percent Bonds Due Twenty Fifteen	Mar. 31, 2012 Unsecured Zero Point Nine Five Percent Bonds Due Twenty Twelve	Mar. 31, 2013 Unsecured One Point Four Zero Percent Bonds Due Twenty Thirteen	Mar. 31, 2012 Unsecured One Point Four Zero Percent Bonds Due Twenty Thirteen	Mar. 31, 2013 Unsecured One Point Three Zero Percent Bonds Due Twenty Fourteen	Mar. 31, 2012 Unsecured One Point Three Zero Percent Bonds Due Twenty Fourteen	Mar. 31, 2013 Unsecured Zero Point Five Five Percent Bonds Due Twenty Sixteen	Mar. 31, 2012 Unsecured Zero Point Five Five Percent Bonds Due Twenty Sixteen	Mar. 31, 2013 Unsecured Zero Point Six Six Percent bonds, due Twenty Seventeen	Mar. 31, 2012 Unsecured Zero Point Six Six Percent bonds, due Twenty Seventeen	Mar. 31, 2013 Unsecured Zero Point Four Three Percent bonds, due Twenty Eighteen	Mar. 31, 2013 Unsecured Two Point Zero Zero Percent Bonds Due Twenty Eighteen	Mar. 31, 2012 Unsecured Two Point Zero Zero Percent Bonds Due Twenty Eighteen	Mar. 31, 2013 Unsecured Two Point Zero Seven Percent Bonds Due Twenty Nineteen	Mar. 31, 2012 Unsecured Two Point Zero Seven Percent Bonds Due Twenty Nineteen	Mar. 31, 2013 Unsecured One Point Four One Percent Bonds, Due Twenty Twenty Two	Mar. 31, 2012 Unsecured One Point Four One Percent Bonds, Due Twenty Twenty Two	Mar. 31, 2013 Unsecured Zero Coupon Convertible Bonds, Due Twenty Seventeen	Nov. 30, 2012 Unsecured Zero Coupon Convertible Bonds, Due Twenty Seventeen	Mar. 31, 2013 Guarantee deposits received	Mar. 31, 2012 Guarantee deposits received
Debt Instrument [Line Items]
Long-term debt including current portion	¥ 1,094,716	¥ 1,072,709	¥ 49,754	¥ 44,125	¥ 564,275	¥ 567,952	¥ 39,999	¥ 35,000	¥ 29,995	¥ 29,993	¥ 24,998	¥ 24,997	¥ 60,000	¥ 10,700	¥ 10,700	¥ 110,000	¥ 110,000	¥ 10,000	¥ 10,000	¥ 45,000	¥ 45,000	¥ 10,000	¥ 16,300	¥ 16,300	¥ 50,000	¥ 50,000	¥ 10,000	¥ 10,000	¥ 150,000	¥ 150,000	¥ 15,646	¥ 16,691
Less - Portion due within one year	156,288	310,483
Total	¥ 938,428	¥ 762,226

Long-Term Debt (Parenthetical) (Detail)	12 Months Ended
Mar. 31, 2013
Capital Lease Obligations And Others Due Twenty Twelve to Twenty Twenty Six
Debt Instrument [Line Items]
Debt weighted average interest rate, Minimum	0.03%
Debt weighted average interest rate, Maximum	8.74%
Capital Lease Obligations And Others Due Twenty Thirteen to Twenty Twenty Six
Debt Instrument [Line Items]
Debt weighted average interest rate, Minimum	0.28%
Debt weighted average interest rate, Maximum	7.77%
Due Twenty Twelve to Twenty Twenty Four, with interest rates ranging from Zero Point Two Three To Four Point Five Zero Percent per annum
Debt Instrument [Line Items]
Debt weighted average interest rate, Minimum	0.23%
Debt weighted average interest rate, Maximum	4.50%
Unsecured Loans Due Twenty Thirteen to Twenty Twenty Four Interest Rates Ranging from Zero Point Three Seven to Five Point One Zero Percent
Debt Instrument [Line Items]
Debt weighted average interest rate, Minimum	0.37%
Debt weighted average interest rate, Maximum	5.10%
Unsecured One Point One Six Percent Bonds Due Twenty Twelve
Debt Instrument [Line Items]
Debt weighted average interest rate	1.16%
Unsecured One Point Five Two Percent Bonds Due Twenty Thirteen
Debt Instrument [Line Items]
Debt weighted average interest rate	1.52%
Unsecured One Point Five Seven Percent Bonds Due Twenty Fifteen
Debt Instrument [Line Items]
Debt weighted average interest rate	1.57%
Unsecured One Point Seven Five Percent Bonds Due Twenty Fifteen
Debt Instrument [Line Items]
Debt weighted average interest rate	1.75%
Unsecured Zero Point Nine Five Percent Bonds Due Twenty Twelve
Debt Instrument [Line Items]
Debt weighted average interest rate	0.95%
Unsecured One Point Four Zero Percent Bonds Due Twenty Thirteen
Debt Instrument [Line Items]
Debt weighted average interest rate	1.40%
Unsecured One Point Three Zero Percent Bonds Due Twenty Fourteen
Debt Instrument [Line Items]
Debt weighted average interest rate	1.30%
Unsecured Zero Point Five Five Percent Bonds Due Twenty Sixteen
Debt Instrument [Line Items]
Debt weighted average interest rate	0.55%
Unsecured Zero Point Six Six Percent bonds, due Twenty Seventeen
Debt Instrument [Line Items]
Debt weighted average interest rate	0.66%
Unsecured Zero Point Four Three Percent bonds, due Twenty Eighteen
Debt Instrument [Line Items]
Debt weighted average interest rate	0.43%
Unsecured Two Point Zero Zero Percent Bonds Due Twenty Eighteen
Debt Instrument [Line Items]
Debt weighted average interest rate	2.00%
Unsecured Two Point Zero Seven Percent Bonds Due Twenty Nineteen
Debt Instrument [Line Items]
Debt weighted average interest rate	2.07%
Unsecured One Point Four One Percent Bonds, Due Twenty Twenty Two
Debt Instrument [Line Items]
Debt weighted average interest rate	1.41%

Aggregate Amounts of Annual Maturities of Long-Term Debt (Detail) (JPY ¥) In Millions, unless otherwise specified	Mar. 31, 2013	Mar. 31, 2012
Debt Instrument [Line Items]
2014	¥ 156,288
2015	213,369
2016	98,198
2017	158,464
2018	263,347
Later years	205,050
Total	¥ 1,094,716	¥ 1,072,709

Housing Loans and Deposits from Customers in Banking Business - Additional Information (Detail) (JPY ¥) In Millions, unless otherwise specified	Mar. 31, 2013	Mar. 31, 2012
Housing Loans and Deposits from Customers [Line Items]
Housing loans in the banking business	¥ 860,330	¥ 749,636
Allowance for credit losses of housing loans in the banking business	1,135	1,066
Balance of time deposits issued in amounts of 10 million yen or more	¥ 362,691	¥ 374,665

Aggregate Amounts of Annual Maturities of Time Deposits with Remaining Term of More Than One Year (Detail) (JPY ¥) In Millions, unless otherwise specified	Mar. 31, 2013
Interest Bearing Deposits [Line Items]
2015	¥ 36,579
2016	14,533
2017	4,056
2018	3,404
2019	2,065
Later years	42,995
Total	¥ 103,632

Fair Value of Assets and Liabilities Measured on Recurring Basis (Detail) (Fair Value, Measurements, Recurring, JPY ¥) In Millions, unless otherwise specified	Mar. 31, 2013		Mar. 31, 2012
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Trading securities	¥ 530,787		¥ 433,491
Other investments	86,760	[1]	83,518	[1]
Derivative assets	21,862	[2]	18,518	[2]
Total assets	2,739,711		2,467,176
Derivative liabilities	41,998	[2]	41,218	[2]
Total liabilities	41,998		41,218
Marketable securities
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Trading securities	530,787		433,491
Total assets	692,536		657,361
Securities investments and other
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Other investments	86,760	[1]	83,518	[1]
Total assets	2,025,313		1,791,297
Other current assets/liabilities
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Derivative assets	20,713	[2]	18,513	[2]
Total assets	20,713		18,513
Derivative liabilities	20,322	[2]	40,034	[2]
Total liabilities	20,322		40,034
Other noncurrent assets/liabilities
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Derivative assets	1,149	[2]	5	[2]
Total assets	1,149		5
Derivative liabilities	21,676	[2]	1,184	[2]
Total liabilities	21,676		1,184
Japanese national government bonds
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Available-for-sale securities	1,220,608		1,091,451
Japanese national government bonds | Marketable securities
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Available-for-sale securities	24,335		23,267
Japanese national government bonds | Securities investments and other
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Available-for-sale securities	1,196,273		1,068,184
Japanese local government bonds
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Available-for-sale securities	67,195		33,675
Japanese local government bonds | Marketable securities
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Available-for-sale securities	61		1,405
Japanese local government bonds | Securities investments and other
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Available-for-sale securities	67,134		32,270
Japanese corporate bonds
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Available-for-sale securities	212,164		295,150
Japanese corporate bonds | Marketable securities
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Available-for-sale securities	40,359		123,434
Japanese corporate bonds | Securities investments and other
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Available-for-sale securities	171,805		171,716
Foreign corporate bonds
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Available-for-sale securities	442,774		375,251
Foreign corporate bonds | Marketable securities
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Available-for-sale securities	96,896		75,764
Foreign corporate bonds | Securities investments and other
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Available-for-sale securities	345,878		299,487
Other
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Available-for-sale securities	25,036		23,925
Other | Marketable securities
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Available-for-sale securities	98
Other | Securities investments and other
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Available-for-sale securities	24,938		23,925
Equity securities
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Available-for-sale securities	132,525		112,197
Equity securities | Securities investments and other
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Available-for-sale securities	132,525		112,197
Level 1
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Trading securities	278,575		214,036
Other investments	6,742	[1]	5,475	[1]
Total assets	417,764		331,028
Level 1 | Equity securities
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Available-for-sale securities	132,447		111,517
Level 2
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Trading securities	252,212		219,455
Other investments	3,126	[1]	4,592	[1]
Derivative assets	21,862	[2]	18,518	[2]
Total assets	2,222,089		2,045,584
Derivative liabilities	41,998	[2]	41,218	[2]
Total liabilities	41,998		41,218
Level 2 | Japanese national government bonds
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Available-for-sale securities	1,220,608		1,091,451
Level 2 | Japanese local government bonds
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Available-for-sale securities	67,195		33,675
Level 2 | Japanese corporate bonds
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Available-for-sale securities	209,950		293,637
Level 2 | Foreign corporate bonds
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Available-for-sale securities	422,022		359,960
Level 2 | Other
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Available-for-sale securities	25,036		23,616
Level 2 | Equity securities
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Available-for-sale securities	78		680
Level 3
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Other investments	76,892	[1]	73,451	[1]
Total assets	99,858		90,564
Level 3 | Japanese corporate bonds
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Available-for-sale securities	2,214		1,513
Level 3 | Foreign corporate bonds
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Available-for-sale securities	20,752		15,291
Level 3 | Other
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Available-for-sale securities			¥ 309

[1]	Other investments include certain hybrid financial instruments and certain private equity investments.
[2]	Derivative assets and liabilities are recognized and disclosed on a gross basis.

Fair Value Measurements - Additional Information (Detail) (JPY ¥) In Millions, unless otherwise specified	Mar. 31, 2013	Mar. 31, 2012
Fair Value of Financial Instruments [Line Items]
Transfers into level 1	¥ 1,612	¥ 2,169
Transfers out of level 1	¥ 2,417	¥ 7,221

Changes in Fair Value of Level Three Assets and Liabilities (Detail) (JPY ¥) In Millions, unless otherwise specified	12 Months Ended
	Mar. 31, 2013		Mar. 31, 2012
Other Investments
Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation [Line Items]
Beginning balance	¥ 73,451		¥ 74,026
Total realized and unrealized gains (losses), included in earnings	5,765	[1]	(1,214)	[1]
Total realized and unrealized gains (losses), included in other comprehensive income (loss)	1,984	[2]	505	[2]
Purchases	1,836		3,144
Settlements	(2,982)		(2,784)
Other	(3,162)		(226)
Ending balance	76,892		73,451
Changes in unrealized gains (losses) relating to instruments still held at reporting date included in earnings	5,765	[1]	(1,215)	[1]
Available-for-sale securities | Japanese corporate bonds
Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation [Line Items]
Beginning balance	1,513		4,581
Total realized and unrealized gains (losses), included in other comprehensive income (loss)	(2)	[2]	(2)	[2]
Settlements			(500)
Transfers into level 3	703	[3]	2,116	[3]
Transfers out of level 3			(4,682)	[4]
Ending balance	2,214		1,513
Available-for-sale securities | Foreign corporate bonds
Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation [Line Items]
Beginning balance	15,291		19,751
Total realized and unrealized gains (losses), included in earnings	12	[1]	27	[1]
Total realized and unrealized gains (losses), included in other comprehensive income (loss)	2,086	[2]	271	[2]
Purchases	4,701		6,994
Settlements	(4,100)		(5,961)
Transfers into level 3	4,906	[3]	956	[3]
Transfers out of level 3	(2,244)	[4]	(6,747)	[4]
Other	100
Ending balance	20,752		15,291
Changes in unrealized gains (losses) relating to instruments still held at reporting date included in earnings	(14)	[1]	(2)	[1]
Available-for-sale securities | Other
Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation [Line Items]
Beginning balance	309		299
Total realized and unrealized gains (losses), included in other comprehensive income (loss)	(9)	[2]	10	[2]
Transfers out of level 3	(300)	[4]
Ending balance			¥ 309

[1]	Earning effects are included in financial services revenue in the consolidated statements of income.
[2]	Unrealized gains (losses) are included in unrealized gains (losses) on securities in the consolidated statements of comprehensive income.
[3]	Certain corporate bonds were transferred into level 3 because differences between fair value determined by indicative quotes from dealers and internally developed prices became significant and the observability of inputs decreased.
[4]	Certain corporate bonds were transferred out of level 3 because quoted prices became available.

Assets and Liabilities Measured At Fair Value on a Nonrecurring Basis (Detail) (JPY ¥) In Millions, unless otherwise specified	12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Long-lived assets impairments, Amounts included in earnings	¥ (14,494)	¥ (59,583)
Amounts included in earnings	102,722	(17,271)
Level 3 | Assets Impairment [Member]
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Long-lived assets impairments, Estimated fair value	3,935	8,292
Sony Ericsson
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Remeasurement of previously owned equity interest in Sony Ericsson, Amounts included in earnings		102,331
Sony Ericsson | Level 3
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Remeasurement of previously owned equity interest in Sony Ericsson, Estimated fair value		71,449
S-LCD
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
S-LCD impairment, Amounts included in earnings		(60,019)
S-LCD | Level 3 | Other Than Temporary Impairment Charge [Member]
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Equity method investment, Estimated fair value		71,662
M3, Inc.
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Remeasurement of retained investment in M3, Amounts included in earnings	117,216
M3, Inc. | Level 1
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Equity method investment, Estimated fair value	¥ 128,289

Estimated Fair Values of Financial Instruments (Detail) (JPY ¥) In Millions, unless otherwise specified	Mar. 31, 2013	Mar. 31, 2012
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Housing loans in the banking business, Carrying amount	¥ 860,330	¥ 749,636
Total assets	14,206,292	13,295,667
Long-term debt including the current portion, Carrying amount	1,094,716	1,072,709
Total liabilities	11,522,117	10,785,546
Carrying (Reported) Amount, Fair Value Disclosure
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Housing loans in the banking business, Carrying amount	860,330	749,636
Total assets	860,330	749,636
Long-term debt including the current portion, Carrying amount	1,094,716	1,072,709
Investment contracts included in policyholders' account in the life insurance business, Carrying value	363,213	340,600
Total liabilities	1,457,929	1,413,309
Estimate of Fair Value, Fair Value Disclosure
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Housing loans in the banking business, Estimated fair value	947,276	823,668
Total assets	947,276	823,668
Long-term debt including the current portion, Estimated fair value	1,221,174	1,079,914
Investment contracts included in policyholders' account in the life insurance business, Estimated fair value	363,634	338,589
Total liabilities	1,584,808	1,418,503
Estimate of Fair Value, Fair Value Disclosure | Level 2
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Housing loans in the banking business, Estimated fair value	947,276	823,668
Total assets	947,276	823,668
Long-term debt including the current portion, Estimated fair value	1,221,174	1,079,914
Investment contracts included in policyholders' account in the life insurance business, Estimated fair value	363,634	338,589
Total liabilities	¥ 1,584,808	¥ 1,418,503

Estimated Fair Values of Outstanding Derivative Instruments (Detail) (JPY ¥) In Millions, unless otherwise specified	Mar. 31, 2013	Mar. 31, 2012
Derivatives, Fair Value [Line Items]
Fair Values of Asset Derivative	¥ 21,862	¥ 18,518
Fair Values of Liabilities Derivative	41,998	41,218
Designated as Hedging Instrument
Derivatives, Fair Value [Line Items]
Fair Values of Asset Derivative	261	162
Fair Values of Liabilities Derivative	20,134	15,216
Designated as Hedging Instrument | Interest rate contracts | Current liabilities other
Derivatives, Fair Value [Line Items]
Fair Values of Liabilities Derivative	1,227	14,017
Designated as Hedging Instrument | Interest rate contracts | Liabilities other
Derivatives, Fair Value [Line Items]
Fair Values of Liabilities Derivative	18,892	1,184
Designated as Hedging Instrument | Interest rate contracts | Prepaid expenses and other current assets
Derivatives, Fair Value [Line Items]
Fair Values of Asset Derivative	2	151
Designated as Hedging Instrument | Interest rate contracts | Assets other
Derivatives, Fair Value [Line Items]
Fair Values of Asset Derivative	254
Designated as Hedging Instrument | Foreign exchange contracts | Current liabilities other
Derivatives, Fair Value [Line Items]
Fair Values of Liabilities Derivative	15	15
Designated as Hedging Instrument | Foreign exchange contracts | Prepaid expenses and other current assets
Derivatives, Fair Value [Line Items]
Fair Values of Asset Derivative	5	11
Not Designated as Hedging Instrument
Derivatives, Fair Value [Line Items]
Fair Values of Asset Derivative	21,601	18,356
Fair Values of Liabilities Derivative	21,864	26,002
Not Designated as Hedging Instrument | Interest rate contracts | Current liabilities other
Derivatives, Fair Value [Line Items]
Fair Values of Liabilities Derivative	147	4,390
Not Designated as Hedging Instrument | Interest rate contracts | Liabilities other
Derivatives, Fair Value [Line Items]
Fair Values of Liabilities Derivative	2,784
Not Designated as Hedging Instrument | Interest rate contracts | Prepaid expenses and other current assets
Derivatives, Fair Value [Line Items]
Fair Values of Asset Derivative		5
Not Designated as Hedging Instrument | Foreign exchange contracts | Current liabilities other
Derivatives, Fair Value [Line Items]
Fair Values of Liabilities Derivative	18,933	21,612
Not Designated as Hedging Instrument | Foreign exchange contracts | Prepaid expenses and other current assets
Derivatives, Fair Value [Line Items]
Fair Values of Asset Derivative	20,706	18,345
Not Designated as Hedging Instrument | Foreign exchange contracts | Assets other
Derivatives, Fair Value [Line Items]
Fair Values of Asset Derivative	895	5
Not Designated as Hedging Instrument | Credit contracts | Prepaid expenses and other current assets
Derivatives, Fair Value [Line Items]
Fair Values of Asset Derivative		¥ 1

Effects of Derivative Instruments on Consolidated Statements of Income (Detail) (JPY ¥) In Millions, unless otherwise specified	12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Mar. 31, 2011
Fair Value Hedging
Derivative Instruments, Gain (Loss) [Line Items]
Amount of gain or (loss) recognized in income on derivative	¥ (11,274)	¥ (3,047)	¥ 570
Fair Value Hedging | Interest rate contracts | Financial services revenue
Derivative Instruments, Gain (Loss) [Line Items]
Amount of gain or (loss) recognized in income on derivative	(11,275)	(2,998)	588
Fair Value Hedging | Foreign exchange contracts | Foreign exchange gain or (loss), net
Derivative Instruments, Gain (Loss) [Line Items]
Amount of gain or (loss) recognized in income on derivative	1	(49)	(18)
Cash Flow Hedging
Derivative Instruments, Gain (Loss) [Line Items]
Amount of gain or (loss) recognized in OCI on derivative	(69)	171	(108)
Gain or (loss) reclassified from accumulated OCI into income (effective portion)	615	308	329
Gain or (loss) recognized in income on derivative (ineffective portion)
Cash Flow Hedging | Interest rate contracts | Interest expense
Derivative Instruments, Gain (Loss) [Line Items]
Amount of gain or (loss) recognized in OCI on derivative	(69)	171	(108)
Gain or (loss) reclassified from accumulated OCI into income (effective portion)	615	308	329
Gain or (loss) recognized in income on derivative (ineffective portion)
Not Designated as Hedging Instrument
Derivative Instruments, Gain (Loss) [Line Items]
Amount of gain or (loss) recognized in income on derivative	10,016	917	3,660
Not Designated as Hedging Instrument | Interest rate contracts | Financial services revenue
Derivative Instruments, Gain (Loss) [Line Items]
Amount of gain or (loss) recognized in income on derivative	(2,779)	(3,303)	(3,332)
Not Designated as Hedging Instrument | Interest rate contracts | Financial services expenses
Derivative Instruments, Gain (Loss) [Line Items]
Amount of gain or (loss) recognized in income on derivative			32
Not Designated as Hedging Instrument | Foreign exchange contracts | Financial services revenue
Derivative Instruments, Gain (Loss) [Line Items]
Amount of gain or (loss) recognized in income on derivative	7,202	(79)	(1,294)
Not Designated as Hedging Instrument | Foreign exchange contracts | Foreign exchange gain or (loss), net
Derivative Instruments, Gain (Loss) [Line Items]
Amount of gain or (loss) recognized in income on derivative	5,596	4,324	8,311
Not Designated as Hedging Instrument | Bond Contracts | Financial services revenue
Derivative Instruments, Gain (Loss) [Line Items]
Amount of gain or (loss) recognized in income on derivative			44
Not Designated as Hedging Instrument | Credit contracts | Financial services revenue
Derivative Instruments, Gain (Loss) [Line Items]
Amount of gain or (loss) recognized in income on derivative	¥ (3)	¥ (25)	¥ (101)

Derivative Instruments and Hedging Activities - Additional Information (Detail) (JPY ¥) In Millions, unless otherwise specified	Mar. 31, 2013
Derivative [Line Items]
Cash flow hedges amounted to net reduction of equity	¥ 742

Summary of Derivatives Additional Information Including Notional Amounts (Detail) (JPY ¥) In Millions, unless otherwise specified	Mar. 31, 2013	Mar. 31, 2012
Foreign exchange forward contracts
Derivative [Line Items]
Notional amount	¥ 1,127,799	¥ 1,227,889
Fair value	(7,185)	(7,305)
Currency option contracts purchased
Derivative [Line Items]
Notional amount	1,296	9,878
Fair value	44	91
Currency option contracts written
Derivative [Line Items]
Notional amount	1,037	152
Fair value	(6)	(1)
Currency swap agreements
Derivative [Line Items]
Notional amount	459,019	519,041
Fair value	9,507	2,206
Other currency contracts
Derivative [Line Items]
Notional amount	58,294	48,347
Fair value	298	1,743
Interest rate swap agreements
Derivative [Line Items]
Notional amount	529,642	451,416
Fair value	(22,794)	(19,435)
Credit default swap agreements
Derivative [Line Items]
Notional amount		1,367
Fair value		¥ 1

Pension and Severance Plans - Additional Information (Detail) (JPY ¥)	12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Mar. 31, 2011
Defined Benefit Plan Disclosure [Line Items]
Percentage of the indemnities under existing regulations to employees covered by defined benefits	65.00%
Expected amortization of net actuarial loss from accumulated other comprehensive income in next fiscal year	¥ 13,797,000,000
Expected amortization of prior service cost from accumulated other comprehensive income in next fiscal year	10,365,000,000
Expected amortization of transition obligation (asset) from accumulated other comprehensive income in next fiscal year	12,000,000
Contribution in defined benefit pension plans	19,000,000,000
Japanese plans
Defined Benefit Plan Disclosure [Line Items]
Expected contribution in defined benefit pension plans	22,000,000,000	18,000,000,000
Contribution in defined benefit pension plans	10,369,000,000	15,745,000,000
Japanese plans | Private equity
Defined Benefit Plan Disclosure [Line Items]
Percentage of investments in equity securities for the pension plans	28.00%
Japanese plans | Fixed Income Funds
Defined Benefit Plan Disclosure [Line Items]
Percentage of investments in equity securities for the pension plans	58.00%
Japanese plans | Other Investment Funds
Defined Benefit Plan Disclosure [Line Items]
Percentage of investments in equity securities for the pension plans	14.00%
Foreign plans
Defined Benefit Plan Disclosure [Line Items]
Expected amortization of transition obligation (asset) from accumulated other comprehensive income in next fiscal year	117,000,000	139,000,000	20,000,000
Expected contribution in defined benefit pension plans	8,000,000,000
Contribution in defined benefit pension plans	¥ 10,501,000,000	¥ 9,033,000,000
Foreign plans | Private equity
Defined Benefit Plan Disclosure [Line Items]
Percentage of investments in equity securities for the pension plans	40.00%
Foreign plans | Fixed Income Funds
Defined Benefit Plan Disclosure [Line Items]
Percentage of investments in equity securities for the pension plans	47.00%
Foreign plans | Other Investment Funds
Defined Benefit Plan Disclosure [Line Items]
Percentage of investments in equity securities for the pension plans	13.00%

Components of Net Periodic Benefit Costs (Detail) (JPY ¥) In Millions, unless otherwise specified	12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Mar. 31, 2011
Defined Benefit Plan Disclosure [Line Items]
Amortization of net transition asset	¥ 12
Japanese plans
Defined Benefit Plan Disclosure [Line Items]
Service cost	25,343	29,774	29,589
Interest cost	14,606	15,196	16,067
Expected return on plan assets	(16,389)	(15,401)	(17,987)
Recognized actuarial loss	12,853	12,219	11,802
Amortization of prior service costs	(10,271)	(10,380)	(10,391)
Net periodic benefit costs	26,142	31,408	29,080
Foreign plans
Defined Benefit Plan Disclosure [Line Items]
Service cost	2,387	3,348	4,160
Interest cost	10,197	10,082	11,165
Expected return on plan assets	(9,245)	(9,049)	(9,135)
Amortization of net transition asset	117	139	20
Recognized actuarial loss	1,781	2,771	2,911
Amortization of prior service costs	(566)	(448)	(32)
Losses (gains) on curtailments and settlements	(405)	1,111	(31)
Net periodic benefit costs	¥ 4,266	¥ 7,954	¥ 9,058

Changes in Benefit Obligation and Plan Assets as well as Funded Status and Composition of Amounts Recognized in Consolidated Balance Sheets (Detail) (JPY ¥) In Millions, unless otherwise specified	12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Mar. 31, 2011
Change in plan assets:
Employer contribution	¥ 19,000
Japanese plans
Change in benefit obligation:
Benefit obligation at beginning of the fiscal year	789,059	735,853
Service cost	25,343	29,774	29,589
Interest cost	14,606	15,196	16,067
Amendments		(1,119)
Actuarial loss	49,258	25,098
Curtailments and settlements		(301)
Effect of changes in consolidated subsidiaries	(15,061)	8,852
Benefits paid	(36,161)	(24,294)
Benefit obligation at end of the fiscal year	827,044	789,059	735,853
Change in plan assets:
Fair value of plan assets at beginning of the fiscal year	556,247	536,648
Actual return on plan assets	69,491	18,447
Employer contribution	10,369	15,745
Effect of changes in consolidated subsidiaries	(7,003)	4,592
Benefits paid	(21,100)	(19,185)
Fair value of plan assets at end of the fiscal year	608,004	556,247	536,648
Funded status at end of the fiscal year	(219,040)	(232,812)
Foreign plans
Change in benefit obligation:
Benefit obligation at beginning of the fiscal year	221,641	206,497
Service cost	2,387	3,348	4,160
Interest cost	10,197	10,082	11,165
Plan participants' contributions	619	684
Amendments	27	440
Actuarial loss	25,385	12,376
Foreign currency exchange rate changes	27,354	(3,273)
Curtailments and settlements	(2,106)	(577)
Effect of changes in consolidated subsidiaries		3,104
Benefits paid	(10,576)	(11,040)
Benefit obligation at end of the fiscal year	274,928	221,641	206,497
Change in plan assets:
Fair value of plan assets at beginning of the fiscal year	151,139	140,387
Actual return on plan assets	17,075	11,421
Foreign currency exchange rate changes	18,460	(1,872)
Employer contribution	10,501	9,033
Plan participants' contributions	619	684
Curtailments and settlements	(351)	(1,386)
Effect of changes in consolidated subsidiaries		2,331
Benefits paid	(9,424)	(9,459)
Fair value of plan assets at end of the fiscal year	188,019	151,139	140,387
Funded status at end of the fiscal year	¥ (86,909)	¥ (70,502)

Amounts Recognized in Consolidated Balance Sheets (Detail) (JPY ¥) In Millions, unless otherwise specified	Mar. 31, 2013	Mar. 31, 2012
Japanese plans
Defined Benefit Plan Disclosure [Line Items]
Noncurrent assets	¥ 2,219	¥ 1,769
Noncurrent liabilities	(221,259)	(234,581)
Ending balance	(219,040)	(232,812)
Foreign plans
Defined Benefit Plan Disclosure [Line Items]
Noncurrent assets	1,903	4,399
Current liabilities	(2,462)	(2,943)
Noncurrent liabilities	(86,350)	(71,958)
Ending balance	¥ (86,909)	¥ (70,502)

Amounts Recognized in Accumulated Other Comprehensive Income, Excluding Tax Effects (Detail) (JPY ¥) In Millions, unless otherwise specified	Mar. 31, 2013	Mar. 31, 2012
Japanese plans
Defined Benefit Plan Disclosure [Line Items]
Prior service cost (credit)	¥ (64,194)	¥ (75,840)
Net actuarial loss	264,559	292,382
Ending balance	200,365	216,542
Foreign plans
Defined Benefit Plan Disclosure [Line Items]
Prior service cost (credit)	(2,753)	(2,933)
Net actuarial loss	62,686	38,196
Obligation existing at transition	35	52
Ending balance	¥ 59,968	¥ 35,315

Accumulated Benefit Obligations for All Defined Benefit Pension Plans (Detail) (JPY ¥) In Millions, unless otherwise specified	Mar. 31, 2013	Mar. 31, 2012
Japanese plans
Defined Benefit Plan Disclosure [Line Items]
Accumulated benefit obligations	¥ 824,345	¥ 786,679
Foreign plans
Defined Benefit Plan Disclosure [Line Items]
Accumulated benefit obligations	¥ 233,949	¥ 189,360

Projected Benefit Obligations, Accumulated Benefit Obligations and Fair Value of Plan Assets for Pension Plans with Accumulated Benefit Obligations in Excess of Plan Assets (Detail) (JPY ¥)
In Millions, unless otherwise specified	Mar. 31, 2013	Mar. 31, 2012
Japanese plans
Defined Benefit Plan Disclosure [Line Items]
Projected benefit obligations	¥ 819,059	¥ 781,983
Accumulated benefit obligations	816,360	779,604
Fair value of plan assets	599,227	549,017
Foreign plans
Defined Benefit Plan Disclosure [Line Items]
Projected benefit obligations	210,384	170,314
Accumulated benefit obligations	204,253	163,002
Fair value of plan assets	¥ 154,058	¥ 111,667

Weighted-Average Assumptions used to Determine Benefit Obligations (Detail)	Mar. 31, 2013		Mar. 31, 2012
Japanese plans
Defined Benefit Plan Disclosure [Line Items]
Discount rate	1.50%		1.90%
Rate of compensation increase		[1]		[1]
Foreign plans
Defined Benefit Plan Disclosure [Line Items]
Discount rate	4.10%		4.70%
Rate of compensation increase	3.10%		3.50%

[1]	Substantially all of Sony's Japanese pension plans were point-based. Point-based plans do not incorporate a measure of compensation rate increases.

Weighted-Average Assumptions used to Determine Net Periodic Benefit Costs (Detail)	12 Months Ended
	Mar. 31, 2013		Mar. 31, 2012		Mar. 31, 2011
Japanese plans
Defined Benefit Plan Disclosure [Line Items]
Discount rate	1.90%		2.10%		2.30%
Expected return on plan assets	3.00%		3.00%		2.90%
Rate of compensation increase		[1]		[1]		[1]
Foreign plans
Defined Benefit Plan Disclosure [Line Items]
Discount rate	4.70%		5.20%		5.50%
Expected return on plan assets	6.10%		6.50%		5.90%
Rate of compensation increase	3.50%		3.50%		4.00%

[1]	Substantially all of Sony's Japanese pension plans were point-based. Point-based plans do not incorporate a measure of compensation rate increases.

Fair Values of Assets Held by Japanese and Foreign Plans (Detail) (JPY ¥) In Millions, unless otherwise specified	Mar. 31, 2013		Mar. 31, 2012		Mar. 31, 2011
Japanese plans
Defined Benefit Plan Disclosure [Line Items]
Fair values of the assets held	¥ 608,004		¥ 556,247		¥ 536,648
Japanese plans | Cash and cash equivalents
Defined Benefit Plan Disclosure [Line Items]
Fair values of the assets held	8,419		14,586
Japanese plans | Equity securities
Defined Benefit Plan Disclosure [Line Items]
Fair values of the assets held	157,566	[1]	130,283	[1]
Japanese plans | Government bonds
Defined Benefit Plan Disclosure [Line Items]
Fair values of the assets held	268,297	[2]	255,010	[2]
Japanese plans | Corporate bonds
Defined Benefit Plan Disclosure [Line Items]
Fair values of the assets held	33,053	[3]	23,853	[3]
Japanese plans | Asset-backed securities
Defined Benefit Plan Disclosure [Line Items]
Fair values of the assets held	2,797	[4]	4,722	[4]
Japanese plans | Commingled funds
Defined Benefit Plan Disclosure [Line Items]
Fair values of the assets held	72,410	[5]	58,862	[5]
Japanese plans | Commodity Funds
Defined Benefit Plan Disclosure [Line Items]
Fair values of the assets held	1,712	[6]	1,850	[6]
Japanese plans | Private equity
Defined Benefit Plan Disclosure [Line Items]
Fair values of the assets held	27,205	[7]	23,388	[7]
Japanese plans | Hedge funds
Defined Benefit Plan Disclosure [Line Items]
Fair values of the assets held	35,071	[8]	42,258	[8]
Japanese plans | Real estate
Defined Benefit Plan Disclosure [Line Items]
Fair values of the assets held	1,474		1,435
Foreign plans
Defined Benefit Plan Disclosure [Line Items]
Fair values of the assets held	188,019		151,139		140,387
Foreign plans | Cash and cash equivalents
Defined Benefit Plan Disclosure [Line Items]
Fair values of the assets held	171		859
Foreign plans | Equity securities
Defined Benefit Plan Disclosure [Line Items]
Fair values of the assets held	36,917	[9]	36,497	[9]
Foreign plans | Government bonds
Defined Benefit Plan Disclosure [Line Items]
Fair values of the assets held	52,061	[10]	43,504	[10]
Foreign plans | Corporate bonds
Defined Benefit Plan Disclosure [Line Items]
Fair values of the assets held	20,095	[11]	9,192	[11]
Foreign plans | Asset-backed securities
Defined Benefit Plan Disclosure [Line Items]
Fair values of the assets held	526		648
Foreign plans | Commingled funds
Defined Benefit Plan Disclosure [Line Items]
Fair values of the assets held	58,007	[12]	43,902	[12]
Foreign plans | Insurance contracts
Defined Benefit Plan Disclosure [Line Items]
Fair values of the assets held	11,639	[13]	9,283	[13]
Foreign plans | Real estate and other
Defined Benefit Plan Disclosure [Line Items]
Fair values of the assets held	8,603	[14]	7,254	[14]
Level 1 | Japanese plans
Defined Benefit Plan Disclosure [Line Items]
Fair values of the assets held	163,049		142,504
Level 1 | Japanese plans | Cash and cash equivalents
Defined Benefit Plan Disclosure [Line Items]
Fair values of the assets held	8,419		14,586
Level 1 | Japanese plans | Equity securities
Defined Benefit Plan Disclosure [Line Items]
Fair values of the assets held	154,630	[1]	127,918	[1]
Level 1 | Foreign plans
Defined Benefit Plan Disclosure [Line Items]
Fair values of the assets held	29,592		31,393
Level 1 | Foreign plans | Cash and cash equivalents
Defined Benefit Plan Disclosure [Line Items]
Fair values of the assets held	171		859
Level 1 | Foreign plans | Equity securities
Defined Benefit Plan Disclosure [Line Items]
Fair values of the assets held	29,348	[9]	30,514	[9]
Level 1 | Foreign plans | Real estate and other
Defined Benefit Plan Disclosure [Line Items]
Fair values of the assets held	73	[14]	20	[14]
Level 2 | Japanese plans
Defined Benefit Plan Disclosure [Line Items]
Fair values of the assets held	381,205		346,662
Level 2 | Japanese plans | Equity securities
Defined Benefit Plan Disclosure [Line Items]
Fair values of the assets held	2,936	[1]	2,365	[1]
Level 2 | Japanese plans | Government bonds
Defined Benefit Plan Disclosure [Line Items]
Fair values of the assets held	268,297	[2]	255,010	[2]
Level 2 | Japanese plans | Corporate bonds
Defined Benefit Plan Disclosure [Line Items]
Fair values of the assets held	33,053	[3]	23,853	[3]
Level 2 | Japanese plans | Asset-backed securities
Defined Benefit Plan Disclosure [Line Items]
Fair values of the assets held	2,797	[4]	4,722	[4]
Level 2 | Japanese plans | Commingled funds
Defined Benefit Plan Disclosure [Line Items]
Fair values of the assets held	72,410	[5]	58,862	[5]
Level 2 | Japanese plans | Commodity Funds
Defined Benefit Plan Disclosure [Line Items]
Fair values of the assets held	1,712	[6]	1,850	[6]
Level 2 | Foreign plans
Defined Benefit Plan Disclosure [Line Items]
Fair values of the assets held	146,697		110,702
Level 2 | Foreign plans | Equity securities
Defined Benefit Plan Disclosure [Line Items]
Fair values of the assets held	7,569	[9]	5,983	[9]
Level 2 | Foreign plans | Government bonds
Defined Benefit Plan Disclosure [Line Items]
Fair values of the assets held	52,061	[10]	43,504	[10]
Level 2 | Foreign plans | Corporate bonds
Defined Benefit Plan Disclosure [Line Items]
Fair values of the assets held	15,322	[11]	5,231	[11]
Level 2 | Foreign plans | Asset-backed securities
Defined Benefit Plan Disclosure [Line Items]
Fair values of the assets held	526		648
Level 2 | Foreign plans | Commingled funds
Defined Benefit Plan Disclosure [Line Items]
Fair values of the assets held	58,007	[12]	43,902	[12]
Level 2 | Foreign plans | Insurance contracts
Defined Benefit Plan Disclosure [Line Items]
Fair values of the assets held	11,639	[13]	9,283	[13]
Level 2 | Foreign plans | Real estate and other
Defined Benefit Plan Disclosure [Line Items]
Fair values of the assets held	1,573	[14]	2,151	[14]
Level 3 | Japanese plans
Defined Benefit Plan Disclosure [Line Items]
Fair values of the assets held	63,750		67,081		65,109
Level 3 | Japanese plans | Private equity
Defined Benefit Plan Disclosure [Line Items]
Fair values of the assets held	27,205	[7]	23,388	[7]	19,888
Level 3 | Japanese plans | Hedge funds
Defined Benefit Plan Disclosure [Line Items]
Fair values of the assets held	35,071	[8]	42,258	[8]	43,688
Level 3 | Japanese plans | Real estate
Defined Benefit Plan Disclosure [Line Items]
Fair values of the assets held	1,474		1,435		1,533
Level 3 | Foreign plans
Defined Benefit Plan Disclosure [Line Items]
Fair values of the assets held	11,730		9,044		9,149
Level 3 | Foreign plans | Corporate bonds
Defined Benefit Plan Disclosure [Line Items]
Fair values of the assets held	4,773	[11]	3,961	[11]	4,846
Level 3 | Foreign plans | Commingled funds
Defined Benefit Plan Disclosure [Line Items]
Fair values of the assets held					530
Level 3 | Foreign plans | Real estate and other
Defined Benefit Plan Disclosure [Line Items]
Fair values of the assets held	¥ 6,957	[14]	¥ 5,083	[14]	¥ 3,773

[1]	Includes approximately 65 percent and 63 percent of Japanese equity securities, and 35 percent and 37 percent of foreign equity securities for the fiscal years ended March 31, 2012 and 2013, respectively.
[2]	Includes approximately 64 percent and 59 percent of debt securities issued by Japanese national and local governments, and 36 percent and 41 percent of debt securities issued by foreign national and local governments for the fiscal years ended March 31, 2012 and 2013, respectively.
[3]	Includes debt securities issued by Japanese and foreign corporation and government related agencies.
[4]	Includes primarily mortgage-backed securities.
[5]	Commingled funds represent pooled institutional investments, including primarily investment trusts. They include approximately 42 percent and 48 percent of investments in equity, 56 percent and 48 percent of investments in fixed income, and 2 percent and 4 percent of investments in other for the fiscal years ended March 31, 2012 and 2013, respectively.
[6]	Represents commodity futures funds.
[7]	Includes multiple private equity funds of funds that primarily invest in venture, buyout, and distressed markets in the U.S. and Europe.
[8]	Includes primarily funds that invest in a portfolio of a broad range of hedge funds to diversify the risks and reduce the volatilities associated with a single hedge fund.
[9]	Includes primarily foreign equity securities.
[10]	Includes primarily foreign government debt securities.
[11]	Includes primarily foreign corporate debt securities.
[12]	Commingled funds represent pooled institutional investments including mutual funds, common trust funds, and collective investment funds. They are primarily comprised of foreign equities and fixed income investments.
[13]	Represents annuity contracts with or without profit sharing.
[14]	Includes primarily private real estate investment trusts.

Fair Values of Assets Held by Japanese and Foreign Plans (Parenthetical) (Detail) (Japanese plans)	Mar. 31, 2013	Mar. 31, 2012
Japanese equity securities
Defined Benefit Plan Disclosure [Line Items]
Percentage of investments	63.00%	65.00%
Foreign equity securities
Defined Benefit Plan Disclosure [Line Items]
Percentage of investments	37.00%	35.00%
Japanese national government bonds
Defined Benefit Plan Disclosure [Line Items]
Percentage of investments	59.00%	64.00%
Foreign national and local governments
Defined Benefit Plan Disclosure [Line Items]
Percentage of investments	41.00%	36.00%
Private equity | Commingled funds
Defined Benefit Plan Disclosure [Line Items]
Percentage of investments	48.00%	42.00%
Fixed Income Funds | Commingled funds
Defined Benefit Plan Disclosure [Line Items]
Percentage of investments	48.00%	56.00%
Other Investment Funds | Commingled funds
Defined Benefit Plan Disclosure [Line Items]
Percentage of investments	4.00%	2.00%

Summary of Changes in Fair Values of Japanese and Foreign Plans' Level Three Assets (Detail) (JPY ¥) In Millions, unless otherwise specified	Mar. 31, 2013 Japanese plans	Mar. 31, 2012 Japanese plans	Mar. 31, 2011 Japanese plans	Mar. 31, 2013 Japanese plans Private equity		Mar. 31, 2012 Japanese plans Private equity		Mar. 31, 2013 Japanese plans Hedge funds		Mar. 31, 2012 Japanese plans Hedge funds		Mar. 31, 2013 Japanese plans Real estate	Mar. 31, 2012 Japanese plans Real estate	Mar. 31, 2013 Japanese plans Corporate bonds		Mar. 31, 2012 Japanese plans Corporate bonds		Mar. 31, 2013 Japanese plans Commingled funds		Mar. 31, 2012 Japanese plans Commingled funds		Mar. 31, 2013 Foreign plans	Mar. 31, 2012 Foreign plans	Mar. 31, 2011 Foreign plans	Mar. 31, 2013 Foreign plans Corporate bonds		Mar. 31, 2012 Foreign plans Corporate bonds		Mar. 31, 2013 Foreign plans Commingled funds		Mar. 31, 2012 Foreign plans Commingled funds		Mar. 31, 2013 Foreign plans Real estate and other		Mar. 31, 2012 Foreign plans Real estate and other		Mar. 31, 2013 Level 3 Japanese plans	Mar. 31, 2012 Level 3 Japanese plans	Mar. 31, 2013 Level 3 Japanese plans Private equity		Mar. 31, 2012 Level 3 Japanese plans Private equity		Mar. 31, 2013 Level 3 Japanese plans Hedge funds		Mar. 31, 2012 Level 3 Japanese plans Hedge funds		Mar. 31, 2013 Level 3 Japanese plans Real estate	Mar. 31, 2012 Level 3 Japanese plans Real estate	Mar. 31, 2013 Level 3 Foreign plans		Mar. 31, 2012 Level 3 Foreign plans		Mar. 31, 2013 Level 3 Foreign plans Corporate bonds		Mar. 31, 2012 Level 3 Foreign plans Corporate bonds		Mar. 31, 2013 Level 3 Foreign plans Commingled funds	Mar. 31, 2012 Level 3 Foreign plans Commingled funds	Mar. 31, 2013 Level 3 Foreign plans Real estate and other		Mar. 31, 2012 Level 3 Foreign plans Real estate and other
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets at beginning of the fiscal year	¥ 608,004	¥ 556,247	¥ 536,648	¥ 27,205	[1]	¥ 23,388	[1]	¥ 35,071	[2]	¥ 42,258	[2]	¥ 1,474	¥ 1,435	¥ 33,053	[3]	¥ 23,853	[3]	¥ 72,410	[4]	¥ 58,862	[4]	¥ 188,019	¥ 151,139	¥ 140,387	¥ 20,095	[5]	¥ 9,192	[5]	¥ 58,007	[6]	¥ 43,902	[6]	¥ 8,603	[7]	¥ 7,254	[7]	¥ 67,081	¥ 65,109	¥ 23,388	[1]	¥ 19,888		¥ 42,258	[2]	¥ 43,688		¥ 1,435	¥ 1,533	¥ 9,044		¥ 9,149		¥ 3,961	[5]	¥ 4,846			¥ 530	¥ 5,083	[7]	¥ 3,773
Return on assets held at end of year																																					2,342	822	3,817		450		(1,514)		470		39	(98)	505		1,005		260		447				245		558
Return on assets sold during the year																																																	1				1
Purchases, sales, and settlements, net																																					(5,673)	1,150			3,050		(5,673)		(1,900)				(43)		(1,583)		(20)		(1,209)			(530)	(23)		156
Transfers, net
Other																																																	2,223	[8]	473	[8]	571	[8]	(123)	[8]			1,652	[8]	596	[8]
Fair value of plan assets at end of the fiscal year	¥ 608,004	¥ 556,247	¥ 536,648	¥ 27,205	[1]	¥ 23,388	[1]	¥ 35,071	[2]	¥ 42,258	[2]	¥ 1,474	¥ 1,435	¥ 33,053	[3]	¥ 23,853	[3]	¥ 72,410	[4]	¥ 58,862	[4]	¥ 188,019	¥ 151,139	¥ 140,387	¥ 20,095	[5]	¥ 9,192	[5]	¥ 58,007	[6]	¥ 43,902	[6]	¥ 8,603	[7]	¥ 7,254	[7]	¥ 63,750	¥ 67,081	¥ 27,205	[1]	¥ 23,388	[1]	¥ 35,071	[2]	¥ 42,258	[2]	¥ 1,474	¥ 1,435	¥ 11,730		¥ 9,044		¥ 4,773	[5]	¥ 3,961	[5]			¥ 6,957	[7]	¥ 5,083	[7]

[1]	Includes multiple private equity funds of funds that primarily invest in venture, buyout, and distressed markets in the U.S. and Europe.
[2]	Includes primarily funds that invest in a portfolio of a broad range of hedge funds to diversify the risks and reduce the volatilities associated with a single hedge fund.
[3]	Includes debt securities issued by Japanese and foreign corporation and government related agencies.
[4]	Commingled funds represent pooled institutional investments, including primarily investment trusts. They include approximately 42 percent and 48 percent of investments in equity, 56 percent and 48 percent of investments in fixed income, and 2 percent and 4 percent of investments in other for the fiscal years ended March 31, 2012 and 2013, respectively.
[5]	Includes primarily foreign corporate debt securities.
[6]	Commingled funds represent pooled institutional investments including mutual funds, common trust funds, and collective investment funds. They are primarily comprised of foreign equities and fixed income investments.
[7]	Includes primarily private real estate investment trusts.
[8]	Primarily consists of translation adjustments.

Expected Future Benefit Payments (Detail) (JPY ¥) In Millions, unless otherwise specified	Mar. 31, 2013
Japanese plans
Defined Benefit Plan Disclosure [Line Items]
2014	¥ 27,762
2015	30,427
2016	32,921
2017	34,154
2018	36,391
2019 - 2023	218,706
Foreign plans
Defined Benefit Plan Disclosure [Line Items]
2014	10,314
2015	11,022
2016	10,658
2017	11,306
2018	11,937
2019 - 2023	¥ 68,135

Total Defined Contribution Expenses (Detail) (JPY ¥) In Millions, unless otherwise specified	12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Mar. 31, 2011
Japanese plans
Defined Benefit Plan Disclosure [Line Items]
Defined contribution expenses	¥ 3,729	¥ 464	¥ 9
Foreign plans
Defined Benefit Plan Disclosure [Line Items]
Defined contribution expenses	¥ 13,070	¥ 6,726	¥ 4,350

Changes in Number of Shares of Common Stock Issued and Outstanding (Detail)	12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Mar. 31, 2011
Stockholders Equity Note [Line Items]
Common stock, shares issued, beginning balance	1,004,638,164	1,004,636,664	1,004,571,464
Stock issued under exchange offering	7,312,042
Exercise of stock acquisition rights		1,500	65,200
Common stock, shares issued, ending balance	1,011,950,206	1,004,638,164	1,004,636,664

Stockholders' Equity - Additional Information (Detail) In Millions, except Share data, unless otherwise specified	12 Months Ended			1 Months Ended	12 Months Ended		12 Months Ended				12 Months Ended
	Mar. 31, 2013 JPY (¥)	Mar. 31, 2012 JPY (¥)	Mar. 31, 2011 JPY (¥)	Jan. 31, 2013 So Net Entertainment Corporation	Mar. 31, 2013 So Net Entertainment Corporation JPY (¥)	Sep. 30, 2012 So Net Entertainment Corporation	Mar. 31, 2013 Multi Screen Media Private Limited USD ($)	Mar. 31, 2013 Multi Screen Media Private Limited April, 15, 2013 USD ($)	Mar. 31, 2013 Multi Screen Media Private Limited April 15, 2014 USD ($)	May 31, 2013 Multi Screen Media Private Limited April 15, 2015 USD ($)	Mar. 31, 2012 Other-than-temporary impairment loss on shares of S-LCD JPY (¥)
Stockholders Equity Note [Line Items]
Common stock to be issued on conversion or exercise of convertible bonds and stock acquisition rights	175,821,611
Retained earnings available for dividends to shareholders	¥ 325,539
Undistributed earnings of affiliated companies accounted for by equity method investment	19,080	7,891
Gain (loss) due to foreign currency translation adjustments transferred from AOCI to net income	3,927	14,655	(832)								12,772
Equity ownership						95.95%	94.39%
Equity ownership acquired				4.05%			32.39%
Decrease in carrying amount of the noncontrolling interests					38,715		18,450
Aggregate cash consideration							271
Cash consideration paid at closing of transaction							145	42	42	42
Remaining cash consideration to be paid							$ 84

Other Comprehensive Income (Detail) (JPY ¥) In Millions, unless otherwise specified	12 Months Ended
	Mar. 31, 2013		Mar. 31, 2012		Mar. 31, 2011
Unrealized gains (losses) on securities, pre-tax amount
Unrealized holding gains (losses) arising during the period, Pre-tax amount	¥ 112,049	[1]	¥ 28,712	[1]	¥ (42,311)	[1]
Less : Reclassification adjustment included in net income, Pre-tax amount	(34,686)		3,417		21,548
Unrealized gains (losses) on derivative instruments, pre-tax amount
Unrealized holding gains (losses) arising during the period, Pre-tax amount	(69)		(177)		(662)
Less : Reclassification adjustment included in net income, Pre-tax amount	615		911		(785)
Pension liability adjustment, Pre-tax amount	(8,476)	[1]	(29,239)	[1]	3,164	[1]
Foreign currency translation adjustments, pre-tax amount
Translation adjustments arising during the period, Pre-tax amount	160,425	[1]	(32,640)	[1]	(118,840)
Less : Reclassification adjustment included in net income, Pre-tax amount	3,927		14,655		(832)
Other comprehensive income (loss), Pre-tax amount	233,785		(14,361)		(138,718)
Unrealized gains (losses) on securities, Tax benefit/(expense)
Unrealized holding gains (losses) arising during the period, Tax benefit/(expense)	(35,413)	[1]	(10,162)	[1]	12,996	[1]
Less : Reclassification adjustment included in net income, Tax benefit/(expense)	14,328		(1,240)		(8,104)
Unrealized gains (losses) on derivative instruments, Tax benefit/(expense)
Unrealized holding gains (losses) arising during the period, Tax benefit/(expense)	12		(70)		52
Less : Reclassification adjustment included in net income, Tax benefit/(expense)	(250)		(125)		(158)
Pension liability adjustment, Tax benefit/(expense)	1,853	[1]	(3,934)	[1]	(6,463)	[1]
Foreign currency translation adjustments, Tax benefit/(expense)
Translation adjustments arising during the period, Tax benefit/(expense)	(2,534)	[1]	74	[1]	1,256
Less : Reclassification adjustment included in net income, Tax benefit/(expense)
Other comprehensive income (loss), Tax benefit/(expense)	(22,004)		(15,457)		(421)
Unrealized gains (losses) on securities, Net-of-tax amount
Unrealized holding gains (losses) arising during the period, Net-of-tax amount	62,537	[1]	12,369	[1]	(25,445)	[1]
Less : Reclassification adjustment included in net income, Net-of-tax amount	(20,358)		2,177		13,444
Unrealized gains (losses) on derivative instruments, Net-of-tax amount
Unrealized holding gains (losses) arising during the period, Net-of-tax amount	(57)		(247)		(610)
Less : Reclassification adjustment included in net income, Net-of-tax amount	365		786		(943)
Foreign currency translation adjustments, Net-of-tax amount
Translation adjustments arising during the period, Net-of-tax amount	159,149	[1]	(32,961)	[1]	(117,584)
Less : Reclassification adjustment included in net income, Net-of-tax amount	3,927		14,655		(832)
Other comprehensive income (loss), Net-of-tax amount	200,580		(37,889)		(135,146)
Accumulated other comprehensive income
Unrealized gains (losses) on derivative instruments, Net-of-tax amount
Pension liability adjustment, Net-of-tax amount	¥ (4,983)	[1]	¥ (34,668)	[1]	¥ (3,176)	[1]

[1]	Amounts allocable to the noncontrolling interests in the equity of a subsidiary and other are deducted from the net-of-tax amount for unrealized holding gains on securities, pension liability adjustment and foreign currency translation adjustments arising during the period.

Net Income (Loss) Attributable to Sony Corporation's Stockholders and Transfers (to) from Noncontrolling Interests (Detail) (JPY ¥) In Millions, unless otherwise specified	12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Mar. 31, 2011
Noncontrolling Interest [Line Items]
Net income (loss) attributable to Sony Corporation's stockholders	¥ 43,034	¥ (456,660)	¥ (259,585)
Decrease in additional paid-in capital for purchase of additional shares in consolidated subsidiaries	(57,364)	(640)	(100)
Change from net income (loss) attributable to Sony Corporation's stockholders and transfers (to) from the noncontrolling interests	¥ (14,330)	¥ (457,300)	¥ (259,685)

Stock-Based Compensation Plans - Additional Information (Detail) (JPY ¥) In Millions, except Per Share data, unless otherwise specified	12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Mar. 31, 2011
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Stock-based compensation expense	¥ 1,232	¥ 1,952	¥ 1,952
Income tax benefit related to the stock-based compensation expense	209	287	322
Total cash received from exercise of stock-based compensation plans	0	4	198
Stock Acquisition Rights Plan
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Equity-based compensation plan, vesting period	3 years
Weighted-average fair value per share of stock acquisition rights granted	¥ 189	¥ 345	¥ 1,036
Total intrinsic value of shares exercised under stock acquisition rights plan	0	0.2	26
Total unrecognized compensation expense	¥ 663
Total unrecognized compensation expense, weighted-average period to be recognized	1 year 10 months 24 days
Stock Acquisition Rights Plan | Maximum
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Equity-based compensation plan, exercisable period	10 years

Weighted-Average Assumptions used to Determine Fair Value of Stock Acquisition Rights Granted (Detail)	12 Months Ended
	Mar. 31, 2013		Mar. 31, 2012		Mar. 31, 2011
Share based Compensation Arrangement by Share based Payment Award, Fair Value Assumptions, Method Used [Line Items]
Risk-free interest rate	0.74%		1.08%		1.60%
Expected lives	6 years 10 months 6 days		6 years 9 months 7 days		6 years 7 months 21 days
Expected volatility	39.61%	[1]	36.88%	[1]	35.74%	[1]
Expected dividends	3.25%		1.85%		0.83%

[1]	Expected volatility was based on the historical volatilities of Sony Corporation's common stock over the expected life of the stock acquisition rights.

Summary of Activities Regarding Stock Acquisition Rights Plan (Detail) (JPY ¥) In Millions, except Share data, unless otherwise specified	12 Months Ended
	Mar. 31, 2012	Mar. 31, 2011	Mar. 31, 2013 Stock Acquisition Rights Plan
Number of shares
Outstanding at beginning of the fiscal year			18,880,300
Granted			1,915,000
Exercised	1,500	65,200
Forfeited or expired			1,713,500
Outstanding at end of the fiscal year			19,081,800
Exercisable at end of the fiscal year			14,629,300
Weighted average exercise price
Outstanding at beginning of the fiscal year			¥ 3,188
Granted			¥ 933
Exercised
Forfeited or expired			¥ 3,914
Outstanding at end of the fiscal year			¥ 3,124
Exercisable at end of the fiscal year			¥ 3,570
Weighted-average remaining life
Outstanding at end of the fiscal year			5 years 6 months 22 days
Exercisable at end of the fiscal year			4 years 6 months 18 days
Total intrinsic Value
Outstanding at end of the fiscal year			¥ 1,238
Exercisable at end of the fiscal year

Great East Japan Earthquake and Thai Floods - Additional Information (Detail) (JPY ¥) In Millions, unless otherwise specified	12 Months Ended
	Mar. 31, 2012 Great East Japan Earthquake	Mar. 31, 2011 Great East Japan Earthquake	Mar. 31, 2013 Thai Floods	Mar. 31, 2012 Thai Floods	Mar. 31, 2013 Thai Floods Fixed assets, inventories and additional expenses	Mar. 31, 2012 Thai Floods Fixed assets, inventories and additional expenses	Mar. 31, 2013 Thai Floods Insurance Claims for Business Interruption	Mar. 31, 2012 Thai Floods Insurance Claims for Business Interruption
Unusual or Infrequent Item [Line Items]
Incremental losses and expenses directly related to the damage caused by the disaster	¥ 5,864	¥ 10,897		¥ 13,236
Incremental loss caused by disaster, disposal or impairment of fixed assets		7,668		7,882
Insurance recoveries	2,159	10,841
Other losses and expenses which included idle facility costs at manufacturing sites and other additional expenses	6,294	11,821	4,529	13,899
Proceeds from insurance settlement for fixed assets, inventories and additional expenses	15,000		53,316	50,416	25,284	26,316	28,032	24,100
Amount due to certain carrier as reinsurance	2,000
Gain from insurance recovery					11,961	17,520
Insurance receivables			2,482	5,788
Repairs and other costs to be incurred			¥ 3,555

Restructuring Charges and Asset Impairments - Additional Information (Detail) (JPY ¥)	12 Months Ended						12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Mar. 31, 2011	Mar. 31, 2013 Sony Ericsson	Mar. 31, 2012 Sony Ericsson	Feb. 15, 2012 Sony Ericsson	Mar. 31, 2013 Employee termination benefits	Mar. 31, 2012 Employee termination benefits	Mar. 31, 2011 Employee termination benefits	Mar. 31, 2013 Other associated costs	Mar. 31, 2012 Other associated costs	Mar. 31, 2011 Other associated costs	Mar. 31, 2013 Home Entertainment & Sound	Mar. 31, 2012 Home Entertainment & Sound	Mar. 31, 2011 Home Entertainment & Sound	Mar. 31, 2011 Home Entertainment & Sound Sales and Transfers of Manufacturing Operation	Mar. 31, 2013 Home Entertainment & Sound LCD Television Assets Group	Mar. 31, 2012 Home Entertainment & Sound LCD Television Assets Group	Mar. 31, 2013 Home Entertainment & Sound Retirement Plan	Mar. 31, 2012 Home Entertainment & Sound Retirement Plan	Mar. 31, 2011 Home Entertainment & Sound Retirement Plan	Mar. 31, 2013 Devices	Mar. 31, 2012 Devices	Mar. 31, 2011 Devices	Mar. 31, 2012 Devices Small- and Medium-Sized TFT LCD Business	Mar. 31, 2013 Devices Retirement Plan	Mar. 31, 2012 Devices Retirement Plan	Mar. 31, 2011 Devices Retirement Plan	Mar. 31, 2012 Financial Services	Mar. 31, 2011 Financial Services	Mar. 31, 2011 Financial Services Financial services expenses	Mar. 31, 2011 Financial Services Other operating (income) expense, net	Mar. 31, 2012 All Other Network Business Assets Group	Mar. 31, 2013 Imaging Products & Solutions	Mar. 31, 2012 Imaging Products & Solutions	Mar. 31, 2011 Imaging Products & Solutions	Mar. 31, 2013 Imaging Products & Solutions Retirement Plan	Mar. 31, 2012 Imaging Products & Solutions Retirement Plan	Mar. 31, 2011 Imaging Products & Solutions Retirement Plan	Mar. 31, 2013 Mobile Products & Communications		Mar. 31, 2012 Mobile Products & Communications		Mar. 31, 2011 Mobile Products & Communications		Mar. 31, 2013 Mobile Products & Communications Retirement Plan	Mar. 31, 2012 Mobile Products & Communications Retirement Plan	Mar. 31, 2011 Mobile Products & Communications Retirement Plan
Restructuring and Impairment Costs [Line Items]
Restructuring charges	¥ 74,386,000,000	¥ 52,645,000,000	¥ 62,318,000,000				¥ 62,752,000,000	¥ 25,453,000,000	¥ 38,264,000,000	¥ 6,473,000,000	¥ 6,764,000,000	¥ 15,760,000,000	¥ 11,815,000,000	¥ 5,007,000,000	¥ 18,989,000,000	¥ 11,583,000,000						¥ 19,096,000,000	¥ 26,373,000,000	¥ 7,839,000,000					¥ 1,822,000,000	¥ 5,010,000,000	¥ 3,371,000,000	¥ 1,639,000,000		¥ 11,179,000,000	¥ 1,278,000,000	¥ 11,527,000,000				¥ 5,885,000,000	[1]	¥ 1,859,000,000	[1]	¥ 2,451,000,000	[1]
Term of restructuring activities	1 year
Anticipation of restructuring charges	50,000,000,000
Non-cash charges related to depreciation associated with restructured assets recorded in cost of sales	3,121,000,000	2,115,000,000	4,751,000,000
Restructuring charges related to employee termination benefits																1,963,000,000			10,647,000,000	4,548,000,000	8,679,000,000					15,153,000,000	5,445,000,000	7,474,000,000									9,659,000,000	3,080,000,000	9,510,000,000							4,959,000,000	1,812,000,000	2,130,000,000
Percentage of ownership in equity investees				50.00%	50.00%	50.00%
Sony Ericsson acquisition		10,979,000,000						8,789,000,000			2,190,000,000
Impairment of long-lived assets	¥ 14,494,000,000	¥ 59,583,000,000															¥ 7,617,000,000	¥ 16,700,000,000							¥ 19,187,000,000								¥ 12,601,000,000

[1]	Sony acquired Ericsson's shares in Sony Ericsson and it became a wholly-owned subsidiary of Sony. Subsequent to the acquisition, Sony Ericsson was renamed Sony Mobile which is included in the MP&C segment. Refer to Note 24.

Changes in Accrued Restructuring Charges (Detail) (JPY ¥) In Millions, unless otherwise specified	12 Months Ended
	Mar. 31, 2013		Mar. 31, 2012		Mar. 31, 2011
Restructuring Cost and Reserve [Line Items]
Accrued restructuring charges, beginning balance	¥ 32,933		¥ 20,559		¥ 36,180
Sony Ericsson acquisition			10,979
Restructuring costs	74,386		52,645		62,318
Non-cash charges	(5,161)		(20,428)		(8,294)
Cash payments	(68,240)		(29,790)		(66,607)
Adjustments	4,486		(1,032)		(3,038)
Accrued restructuring charges, ending balance	38,404		32,933		20,559
Employee termination benefits
Restructuring Cost and Reserve [Line Items]
Accrued restructuring charges, beginning balance	24,997		15,585		27,218
Sony Ericsson acquisition			8,789
Restructuring costs	62,752		25,453		38,264
Cash payments	(58,518)		(24,928)		(47,521)
Adjustments	3,498		98		(2,376)
Accrued restructuring charges, ending balance	32,729		24,997		15,585
Non-cash write-downs and disposals, net
Restructuring Cost and Reserve [Line Items]
Restructuring costs	5,161	[1]	20,428	[1]	8,294	[1]
Non-cash charges	(5,161)	[1]	(20,428)	[1]	(8,294)	[1]
Other associated costs
Restructuring Cost and Reserve [Line Items]
Accrued restructuring charges, beginning balance	7,936		4,974		8,962
Sony Ericsson acquisition			2,190
Restructuring costs	6,473		6,764		15,760
Cash payments	(9,722)		(4,862)		(19,086)
Adjustments	988		(1,130)		(662)
Accrued restructuring charges, ending balance	¥ 5,675		¥ 7,936		¥ 4,974

[1]	Significant asset impairments excluded from restructuring charges are described below.

Total Amount of Costs Incurred in Connection with Restructuring Programs by Segment (Detail) (JPY ¥) In Millions, unless otherwise specified	12 Months Ended
	Mar. 31, 2013		Mar. 31, 2012		Mar. 31, 2011
Restructuring Cost and Reserve [Line Items]
Restructuring costs	¥ 74,386		¥ 52,645		¥ 62,318
Imaging Products & Solutions
Restructuring Cost and Reserve [Line Items]
Restructuring costs	11,179		1,278		11,527
Game
Restructuring Cost and Reserve [Line Items]
Restructuring costs	250		519		4,097
Mobile Products & Communications
Restructuring Cost and Reserve [Line Items]
Restructuring costs	5,885	[1]	1,859	[1]	2,451	[1]
Home Entertainment & Sound
Restructuring Cost and Reserve [Line Items]
Restructuring costs	11,815		5,007		18,989
Devices
Restructuring Cost and Reserve [Line Items]
Restructuring costs	19,096		26,373		7,839
Pictures
Restructuring Cost and Reserve [Line Items]
Restructuring costs	1,081		1,273		2,722
Music
Restructuring Cost and Reserve [Line Items]
Restructuring costs	2,305		5,710		2,662
Financial Services
Restructuring Cost and Reserve [Line Items]
Restructuring costs			1,822		5,010
All Other and Corporate
Restructuring Cost and Reserve [Line Items]
Restructuring costs	¥ 22,775		¥ 8,804		¥ 7,021

[1]	Sony acquired Ericsson's shares in Sony Ericsson and it became a wholly-owned subsidiary of Sony. Subsequent to the acquisition, Sony Ericsson was renamed Sony Mobile which is included in the MP&C segment. Refer to Note 24.

Components of Other Operating (Income) Expense, Net (Detail) (JPY ¥) In Millions, unless otherwise specified	12 Months Ended
	Mar. 31, 2013		Mar. 31, 2012		Mar. 31, 2011
Components of Other Operating Income [Line Items]
(Gain) loss on sale of interests in subsidiaries and affiliates, net	¥ (10,399)	[1],[2]	¥ (2,882)	[1],[2]	¥ (4,465)	[1],[2]
(Gain) loss on sale, disposal or impairment of assets, net	5,178	[2],[3]	45,619	[2],[3]	18,006	[2],[3]
Other operating (income) expense, net	(235,219)		(59,594)		(13,450)
Game Show Network, Llc
Components of Other Operating Income [Line Items]
Remeasurement gain					(26,991)	[1]
Sony Ericsson
Components of Other Operating Income [Line Items]
Remeasurement gain	(102,331)		(102,331)	[1]
M3
Components of Other Operating Income [Line Items]
Remeasurement gain	(122,160)	[4]
U.S. headquarters [Member]
Components of Other Operating Income [Line Items]
Gain on sale of building	(65,516)	[5]
Sony City Osaki
Components of Other Operating Income [Line Items]
Gain on sale of building	¥ (42,322)	[5]

[1]	Refer to Note 24.
[2]	Refer to Note 25.
[3]	Refer to Notes 13, 18 and 19.
[4]	Refer to Note 5.
[5]	Refer to Note 8.

Supplemental Consolidated Statements of Income Information - Additional Information (Detail) (JPY ¥) In Millions, unless otherwise specified	12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Mar. 31, 2011
Components of Other Income (Expense) [Line Items]
Research and development costs	¥ 473,610	¥ 433,477	¥ 426,814
Advertising costs included in selling general and administrative expenses	354,981	357,106	396,425
Shipping and handling costs	¥ 63,160	¥ 76,644	¥ 91,926

Components of Domestic and Foreign Income (Loss) and Provision for Current and Deferred Income Taxes (Detail) (JPY ¥) In Millions, unless otherwise specified	12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Mar. 31, 2011
Income (loss) before income taxes:
Sony Corporation and all subsidiaries in Japan	¥ 185,767	¥ (106,496)	¥ 143,917
Foreign subsidiaries	59,914	23,310	61,096
Income (Loss) from Continuing Operations, Including Portion Attributable to Noncontrolling Interest, Total	245,681	(83,186)	205,013
Income taxes - Current:
Sony Corporation and all subsidiaries in Japan	34,288	33,921	60,514
Foreign subsidiaries	41,446	74,624	57,404
Current	75,734	108,545	117,918
Income taxes - Deferred:
Sony Corporation and all subsidiaries in Japan	76,256	2,794	365,665
Foreign subsidiaries	(10,485)	203,900	(58,244)
Deferred	65,771	206,694	307,421
Total income tax expense	¥ 141,505	¥ 315,239	¥ 425,339

Reconciliation of Statutory Tax Rate and Effective Tax Rate (Detail)	12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Mar. 31, 2011
Reconciliation of Effective Income Tax Rate [Line Items]
Statutory tax rate	38.30%	(41.00%)	41.00%
Non-deductible expenses	1.30%	4.20%	1.30%
Income tax credits	(1.40%)	(3.60%)	(2.00%)
Change in statutory tax rate	(1.90%)	(36.20%)	0.90%
Change in valuation allowances	22.90%	491.00%	174.50%
Change in deferred tax liabilities on undistributed earnings of foreign subsidiaries and corporate joint ventures	(0.70%)	(21.20%)	1.50%
Lower tax rate applied to life and non-life insurance business in Japan	(3.20%)	(7.80%)	(2.80%)
Foreign income tax differential	3.30%	6.70%	(10.50%)
Adjustments to tax accruals and reserves	(3.10%)	(15.90%)	4.50%
Effect of equity in net income (loss) of affiliated companies	0.10%	60.00%	(2.80%)
Sony Ericsson remeasurement gain		(50.60%)
Insurance recovery tax exemptions related to the Floods	(1.20%)	(5.20%)
Other	3.20%	(1.40%)	1.90%
Effective income tax rate	57.60%	379.00%	207.50%

Income Taxes - Additional Information (Detail) (JPY ¥) In Millions, unless otherwise specified	12 Months Ended											1 Months Ended			12 Months Ended		1 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Mar. 31, 2011	Mar. 31, 2012 Sony Americas Holding Inc.	Mar. 31, 2012 Sony Europe Limited	Mar. 31, 2012 Japan GAAP Subsidiaries for Local Tax Purposes	Mar. 31, 2013 Sony Music Entertainment (Japan) Inc	Mar. 31, 2013 Minimum	Mar. 31, 2012 Minimum	Mar. 31, 2013 Maximum	Mar. 31, 2012 Maximum	Nov. 30, 2011 Fiscal year ending March 31, 2013 to March 31, 2015	Nov. 30, 2011 Fiscal year ending March 31, 2016	Mar. 31, 2011 Japanese National Filing Group	Mar. 31, 2013 Domestic Country	Mar. 31, 2013 Foreign Country	Nov. 30, 2011 Change in Tax Law	Mar. 31, 2012 Change in Tax Law Minimum	Mar. 31, 2012 Change in Tax Law Maximum	Mar. 31, 2012 Sony Ericsson	Feb. 15, 2012 Sony Ericsson	Mar. 31, 2011 Sony Ericsson
Income Taxes [Line Items]
Percentage of annual use of net operating loss carryforwards																	80.00%
Net operating loss carryforward period in Japan								7 years		9 years								7 years	9 years
Statutory tax rate	38.30%	(41.00%)	41.00%									38.00%	36.00%
Deferred tax expense (benefit)	¥ 65,771	¥ 206,694	¥ 307,421														¥ (32,729)
Net increase (decrease) in total valuation allowance	63,014	394,520	347,460
Cumulative loss position period			3 years
Valuation allowance				203,025	20,694	32,631								362,316
Valuation allowance for deferred tax asset	931,247	868,233																			78,393
Equity interest								20.00%	20.00%	50.00%	50.00%									50.00%	50.00%	50.00%
Undistributed earnings of foreign subsidiaries and corporate joint ventures not expected to be remitted	1,097,643
Gain on subsidiary's sale of stock arising from issuance of common stock							61,544
Operating loss carryforwards for tax purposes	546,322	533,912
Tax loss carryforwards with no expiration period	145,713
Expiration of remaining operating loss carryforwards	Substantially all of the total operating loss carryforwards expire at various periods between the fiscal years ending March 31, 2014 and 2022 and the remaining amounts expire in periods up to 20 years depending on the jurisdiction.
Tax credit carryforwards for tax purposes	62,599
Tax credit carryforwards with no expiration period	18,006
Expiration dates for remaining tax credit carryforwards										10 years
Interest expense recorded (reversed)	(3,935)	(1,336)	3,612
Penalties recorded (reversed)	367	333	(261)
Liabilities recorded for the payments of interest	9,252	13,187
Liabilities recorded for the payments of penalties	3,707	4,074
Maximum unrecognized tax benefits expected reduction within the next 12 months	¥ 5,632
Tax years subject to examinations															From 2006 through 2012	From 1998 through 2012

Components of Deferred Tax Assets and Liabilities (Detail) (JPY ¥) In Millions, unless otherwise specified	Mar. 31, 2013	Mar. 31, 2012
Deferred tax assets:
Operating loss carryforwards for tax purposes	¥ 546,322	¥ 533,912
Accrued pension and severance costs	102,970	87,871
Film costs	90,456	40,566
Warranty reserves and accrued expenses	70,529	82,842
Future insurance policy benefits	24,217	22,907
Inventory	33,232	37,431
Depreciation	38,334	39,473
Tax credit carryforwards	62,599	73,945
Reserve for doubtful accounts	5,629	5,580
Impairment of investments	32,136	34,387
Other	170,865	146,777
Gross deferred tax assets	1,207,470	1,127,671
Less: Valuation allowance	(931,247)	(868,233)
Total deferred tax assets	276,223	259,438
Deferred tax liabilities:
Insurance acquisition costs	(145,048)	(140,190)
Future insurance policy benefits	(85,400)	(66,998)
Unrealized gains on securities	(63,730)	(43,831)
Intangible assets acquired through stock exchange offerings	(27,525)	(28,139)
Undistributed earnings of foreign subsidiaries and corporate joint ventures	(28,057)	(27,920)
Investment in M3	(46,336)
Other	(61,152)	(73,399)
Gross deferred tax liabilities	(511,480)	(425,944)
Net deferred tax liabilities	(235,257)	(166,506)
Pictures
Deferred tax assets:
Deferred revenue in the Pictures segment	30,181	21,980
Deferred tax liabilities:
Unbilled accounts receivable in the Pictures segment	¥ (54,232)	¥ (45,467)

Net Deferred Tax Assets (Detail) (JPY ¥) In Millions, unless otherwise specified	Mar. 31, 2013	Mar. 31, 2012
Balance Sheet Classification of Deferred Income Tax Assets and Liabilities [Line Items]
Current assets - Deferred income taxes	¥ 44,615	¥ 36,769
Other assets - Deferred income taxes	107,688	100,460
Current liabilities - Other	(13,561)	(19,236)
Long-term liabilities - Deferred income taxes	(373,999)	(284,499)
Net deferred tax liabilities	¥ (235,257)	¥ (166,506)

Reconciliation of Beginning and Ending Gross Amounts of Unrecognized Tax Benefits (Detail) (JPY ¥) In Millions, unless otherwise specified	12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Mar. 31, 2011
Schedule of Unrecognized Tax Benefits [Line Items]
Balance at beginning of the fiscal year	¥ 288,311	¥ 225,120	¥ 229,228
Reductions for tax positions of prior years	(11,533)	(25,302)	(39,005)
Additions for tax positions of prior years	8,980	59,159	19,947
Additions based on tax positions related to the current year	27,849	44,307	41,201
Settlements	(140,813)	(4,046)	(1,478)
Lapse in statute of limitations	(7,495)	(3,807)	(7,770)
Foreign currency translation adjustments	26,587	(7,120)	(17,003)
Balance at end of the fiscal year	191,886	288,311	225,120
Total net amount of unrecognized tax benefits that, if recognized, would affect the effective tax rate	¥ 72,947	¥ 77,925	¥ 87,497

Reconciliation of Differences between Basic and Diluted EPS (Detail) (JPY ¥) In Millions, except Share data in Thousands, unless otherwise specified	12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Mar. 31, 2011
Earnings Per Share, Diluted, by Common Class, Including Two Class Method [Line Items]
Net income (loss) attributable to Sony Corporation's stockholders for basic and diluted EPS computation	¥ 43,034	¥ (456,660)	¥ (259,585)
Weighted-average shares outstanding	1,005,417	1,003,578	1,003,559
Effect of dilutive securities:
Stock acquisition rights	67
Zero coupon convertible bonds	65,308
Weighted-average shares for diluted EPS computation	1,070,792	1,003,578	1,003,559
Basic EPS	¥ 42.8	¥ (455.03)	¥ (258.66)
Diluted EPS	¥ 40.19	¥ (455.03)	¥ (258.66)

Reconciliation of Differences between Basic and Diluted EPS - Additional Information (Detail) In Thousands, unless otherwise specified	12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Mar. 31, 2011
Earnings Per Share, Diluted, by Common Class, Including Two Class Method [Line Items]
Potential shares of common stock upon the exercise of stock acquisition rights and convertible bonds excluded from the computation of diluted EPS	17,272	22,417	19,383

Variable Interest Entities - Additional Information (Detail) In Millions, unless otherwise specified	1 Months Ended	12 Months Ended				12 Months Ended				12 Months Ended			1 Months Ended
	Dec. 16, 2011 USD ($)	Mar. 31, 2013 USD ($)	Mar. 31, 2013 JPY (¥)	Mar. 31, 2012 JPY (¥)	Jan. 19, 2007 Maximum USD ($)	Mar. 31, 2013 Variable Interest Entity, Not Primary Beneficiary USD ($) Contract	Mar. 31, 2013 Variable Interest Entity, Not Primary Beneficiary JPY (¥) Contract	Mar. 31, 2009 Variable Interest Entity, Not Primary Beneficiary USD ($)	Mar. 31, 2013 Variable Interest Entity, Not Primary Beneficiary Maximum USD ($)	Mar. 31, 2013 Third-party investor USD ($)	Mar. 31, 2013 Subsidiaries USD ($)	Apr. 11, 2012 Subsidiaries Acquisition USD ($)	Jan. 31, 2010 Mexican subsidiaries	Mar. 31, 2013 Variable Interest Entity Two JPY (¥)	Mar. 31, 2013 Variable Interest Entity USD ($)	Mar. 31, 2013 Variable Interest Entity JPY (¥)	Mar. 31, 2013 Variable Interest Entity Maximum USD ($)
Variable Interest Entity [Line Items]
Total assets			¥ 14,206,292	¥ 13,295,667										¥ 26,426		¥ 111,553
Total liabilities			11,522,117	10,785,546										7,752		42,155
Guaranteed annual dividend for third party investor																	23.1
Guaranty obligation									303
Ownership interest used as collateral, Percent										50.00%
Joint venture agreement for acquiring international distribution rights						12	12
Amount of financing capitalized for joint venture agreement						406
Amount of financing contributed by unrelated third party investors or subsidiaries										95	11
Amount of financing funded through bank credit facility						300
Cost of acquired participation interest of Variable Interest Entity												22
Repayment of debt contributed by unrelated third party investors								95
Commitment received from third VIE to fund production or acquisition cost of films on revolving basis					525
Amount funded by third VIE	20
Ownership interest sold in subsidiary													90.00%
Prepaid expenses and other current assets			443,272	463,693			8,989
Accounts payable, trade							12,756
Net investment related to VIE															273
Net receivable related to VIE															11
Aggregate amounts of losses recorded on balance sheet		$ 284
Acquisition date		Jun 29, 2012	Jun 29, 2012

Assets and Liabilities of VIE Included in Consolidated Balance Sheets (Detail) (JPY ¥) In Millions, unless otherwise specified	Mar. 31, 2013	Mar. 31, 2012	Mar. 31, 2011	Mar. 31, 2010
Assets:
Cash and cash equivalents	¥ 826,361	¥ 894,576	¥ 1,014,412	¥ 1,191,608
Property, plant and equipment, net	861,550	930,998
Intangibles, net	527,507	503,699
Goodwill	643,243	576,758	469,005
Other noncurrent assets	2,110,995	2,020,183
Total assets	14,206,292	13,295,667
Liabilities:
Other current liabilities	469,024	463,166
Other noncurrent liabilities	349,985	240,978
Total liabilities	11,522,117	10,785,546
Variable Interest Entity
Assets:
Cash and cash equivalents	6,427
Account receivables, net	1,750
Other current assets	22,262
Property, plant and equipment, net	940
Intangibles, net	59,055
Goodwill	14,225
Other noncurrent assets	6,894
Total assets	111,553
Liabilities:
Accounts payable and accrued expenses	32,803
Other current liabilities	7,340
Other noncurrent liabilities	2,012
Total liabilities	¥ 42,155

Acquisitions - Additional Information (Detail) In Millions, unless otherwise specified	12 Months Ended							1 Months Ended			12 Months Ended			12 Months Ended		1 Months Ended		12 Months Ended					12 Months Ended		12 Months Ended
	Mar. 31, 2013 JPY (¥)	Mar. 31, 2012 JPY (¥)	Mar. 31, 2011 JPY (¥)	Mar. 31, 2013 Minimum	Mar. 31, 2012 Minimum	Mar. 31, 2013 Maximum	Mar. 31, 2012 Maximum	Apr. 02, 2013 Game Show Network, Llc USD ($)	Sep. 30, 2012 Game Show Network, Llc USD ($)	Mar. 31, 2011 Game Show Network, Llc JPY (¥)	Mar. 31, 2011 Game Show Network, Llc JPY (¥)	Mar. 31, 2013 Game Show Network, Llc Minimum USD ($)	Mar. 31, 2013 Game Show Network, Llc Maximum USD ($)	Mar. 31, 2011 Game Show Network, Llc Television carriage agreements (broadcasting agreements) JPY (¥)	Mar. 31, 2011 Game Show Network, Llc Prior to acquisition	Sep. 30, 2012 Game Show Network, Llc Put Option USD ($) Times	Mar. 31, 2013 Game Show Network, Llc Put Option	Mar. 31, 2013 Sony Ericsson JPY (¥)	Mar. 31, 2012 Sony Ericsson JPY (¥)		Feb. 15, 2012 Sony Ericsson EUR (€)	Feb. 15, 2012 Sony Ericsson JPY (¥)	Mar. 31, 2013 Sony Semiconductor Kyushu Corporation JPY (¥)	Apr. 02, 2011 Sony Semiconductor Kyushu Corporation JPY (¥)	Mar. 31, 2013 Other Acquisitions JPY (¥)	Aug. 10, 2012 Other Acquisitions JPY (¥)	Mar. 31, 2012 Other Acquisitions JPY (¥)	Mar. 31, 2011 Other Acquisitions JPY (¥)
Business Acquisition [Line Items]
Acquired additional equity interest in GSN										5.00%
Acquired additional equity interest in GSN, Value										¥ 4,849	¥ 4,849
Ownership percentage in equity method investment										40.00%	40.00%
Goodwill										45,905	45,905											128,522			27,699		5,853	1,415
Intangible assets										47,323	47,323			33,698								123,097		1,223	11,511		3,345	1,227
Redeemable noncontrolling interest										18,779	18,779
Noncontrolling interest										40,728	40,728											14,047
Weighted-average amortization														20 years
Ownership percentage in equity method investment				20.00%	20.00%	50.00%	50.00%								35.00%		18.00%	50.00%	50.00%		50.00%	50.00%
Equity interest owned prior to acquisition at fair value										33,940	33,940											71,449
Recognized gain on remeasured equity interest											26,991 [1]							102,331	102,331	[1]
Term of put right, exercisable																	60 days
Put exercise price												234	288
Percentage of interest sold by Current Investor on exercise of put right																18.00%
Consideration received for sale of interest by Current Investor	0	4	198						234
Number of payments for put option exercise																2
Amount of Put Payment payable to Current Investor									117
Interest on Put Payment payable to Current Investor									10.00%
Option exercise price, second payment due date									Apr 15, 2014
Amount owed to Current Investor	349,985	240,978														234
Amount of put payment paid to current investor								117
Interest of put payment paid to current investor								3.8
Cash consideration for acquisition																					1,050	107,174			28,167	28,167
Accumulated translation adjustment	(556,016)	(719,092)																				(11,690)
Total acquisition cost																							57,451		39,022		7,914	2,884
Acquisition date	Jun 29, 2012																						Apr 1, 2011		Aug 10, 2012
Proceeds from sale and leaseback transactions																							¥ 50,537
Sale and leaseback transaction																							3 years

[1]	Refer to Note 24.

Unaudited Supplemental Pro Forma Financial Information Presents Combined Results of Operations of Sony and GSN (Detail) (Sony and Game Show Network, Llc, JPY ¥)
In Millions, except Per Share data, unless otherwise specified	12 Months Ended
Mar. 31, 2011
Sony and Game Show Network, Llc
Business Acquisition [Line Items]
Net sales	¥ 6,325,310
Operating income	199,445
Net loss attributable to Sony Corporation's stockholders	¥ (259,731)
Basic EPS	¥ (258.81)
Diluted EPS	¥ (258.81)

Fair Values Assigned to Assets and Liabilities of Sony Ericsson and Ip Cross-Licensing (Detail) (Sony Ericsson, JPY ¥) In Millions, unless otherwise specified	Feb. 15, 2012
Sony Ericsson
Business Acquisition [Line Items]
Cash and cash equivalents	¥ 35,331
Notes and accounts receivable, trade	54,522
Inventories	54,095
Prepaid expenses and other current assets	28,618
Property, plant and equipment	18,075
Intangibles	123,097
Goodwill	128,522
Other noncurrent assets	22,463
Total Assets	464,723
Notes and accounts payable, trade	66,522
Accounts payable, other and accrued expenses	61,467
Other current liabilities	136,938
Other noncurrent liabilities	7,126
Total liabilities	272,053
Noncontrolling interest	14,047
Total	¥ 178,623

Fair Value and Weighted-Average Amortization of Intangible Assets in Connection with Sony Mobile Communications Segment (Detail) (JPY ¥) In Millions, unless otherwise specified	12 Months Ended			1 Months Ended
	Mar. 31, 2013 Trademarks	Mar. 31, 2013 Other	Feb. 15, 2012 Sony Ericsson	Feb. 15, 2012 Sony Ericsson IP cross-licensing	Feb. 15, 2012 Sony Ericsson Developed technology	Feb. 15, 2012 Sony Ericsson Customer relationship	Feb. 15, 2012 Sony Ericsson Trademarks	Feb. 15, 2012 Sony Ericsson Other
Business Acquisition [Line Items]
Acquired intangibles recorded at fair value, subject to amortization			¥ 123,097	¥ 60,834	¥ 24,599	¥ 19,597	¥ 14,086	¥ 3,981
Weighted-average amortization period	10 years	4 years		6 years	9 years	14 years	7 years	7 years

Unaudited Supplemental Pro Forma Financial Information Combined Results of Acquisition Operations of Sony and Sony Ericsson (Detail) (Sony and Sony Ericsson, JPY ¥)
In Millions, except Per Share data, unless otherwise specified	12 Months Ended
	Mar. 31, 2012	Mar. 31, 2011
Sony and Sony Ericsson
Business Acquisition [Line Items]
Net sales	¥ 5,941,131	¥ 6,901,151
Operating income (loss)	(187,725)	231,895
Net loss attributable to Sony Corporation's stockholders	¥ (654,833)	¥ (226,038)
Basic EPS	¥ (652.5)	¥ (225.24)
Diluted EPS	¥ (652.5)	¥ (225.24)

Summary of Fair Values Assigned to Assets Acquired of Sony Semiconductor Kyushu Corporation (Detail) (Sony Semiconductor Kyushu Corporation, JPY ¥) In Millions, unless otherwise specified	Apr. 02, 2011
Sony Semiconductor Kyushu Corporation
Business Acquisition [Line Items]
Inventories	¥ 4,370
Other current assets	82
Machinery and equipment	51,083
Intangibles	1,223
Other noncurrent assets	693
Total Assets	¥ 57,451

Divestitures - Additional Information (Detail) (JPY ¥) In Millions, unless otherwise specified	12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Mar. 31, 2011
Income Statement, Balance Sheet and Additional Disclosures by Disposal Groups, Including Discontinued Operations [Line Items]
Cash proceeds from sale of business	¥ 52,756	¥ 8,430	¥ 99,335
Pictures | HBO Latin America Venture
Income Statement, Balance Sheet and Additional Disclosures by Disposal Groups, Including Discontinued Operations [Line Items]
Cash proceed from purchase of the Retained Interest			5,285
Gain from purchase of the Retained Interest			3,329
Devices | Small- and Medium-Sized TFT LCD Business
Income Statement, Balance Sheet and Additional Disclosures by Disposal Groups, Including Discontinued Operations [Line Items]
Impairment loss recorded in other operating (income) expense		19,187
Chemical Products Business
Income Statement, Balance Sheet and Additional Disclosures by Disposal Groups, Including Discontinued Operations [Line Items]
Cash proceeds from sale of business	52,756
Gain on disposal of business	¥ 9,050

Collaborative Arrangements - Additional Information (Detail) (Pictures, JPY ¥) In Millions, unless otherwise specified	12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Mar. 31, 2011
Pictures
Collaborative Arrangements and Non-collaborative Arrangement Transactions [Line Items]
Collaborative arrangements, amounts owed to the other participants recorded as cost of sale	¥ 31,587	¥ 10,990	¥ 4,866
Collaborative arrangements, amounts due from the other participants recorded as net sale	¥ 12,538	¥ 14,625	¥ 10,244

Commitments, Contingent Liabilities and Other - Additional Information (Detail) In Millions, unless otherwise specified	12 Months Ended		12 Months Ended
	Mar. 31, 2013 JPY (¥)	Mar. 31, 2013 Commercial customer JPY (¥)	Mar. 31, 2013 Advertising JPY (¥)	Mar. 31, 2013 Pictures JPY (¥)	Mar. 31, 2013 Music JPY (¥)	Mar. 31, 2013 Financial Services JPY (¥)	Mar. 31, 2013 Variable Interest Entity, Not Primary Beneficiary Maximum USD ($)	Mar. 31, 2013 Third-party investor
Commitments and Contingencies Disclosure [Line Items]
Unused committed lines of credit	¥ 832,156					¥ 23,276
Purchase commitments and other outstanding	305,683
Commitments outstanding for purchase of property, plant and equipment	27,152
Commitment agreement period			10 years	5 years	5 years
Subsidiaries committed to make payments contracts			53,792	111,390	55,378
Other long term liabilities		35,540
Contingent liabilities including guarantees	87,179
Guaranty obligation							$ 303
Ownership interest used as collateral, Percent								50.00%

Schedule of Aggregate Amounts of Year-by-Year Payment of Purchase Commitments (Detail) (JPY ¥) In Millions, unless otherwise specified	Mar. 31, 2013
Unrecorded Unconditional Purchase Obligation [Line Items]
2014	¥ 143,748
2015	60,676
2016	41,039
2017	24,102
2018	9,720
Later years	26,398
Total	¥ 305,683

Changes in Product Warranty Liability (Detail) (JPY ¥) In Millions, unless otherwise specified	12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Mar. 31, 2011
Commitments and Contingencies Disclosure [Line Items]
Balance at beginning of the fiscal year	¥ 67,860	¥ 54,940	¥ 50,856
Additional liabilities for warranties	55,880	60,073	48,610
Settlements (in cash or in kind)	(55,327)	(39,954)	(36,537)
Changes in estimate for pre-existing warranty reserve	(8,198)	(4,397)	(4,802)
Translation adjustment	6,561	(2,802)	(3,187)
Balance at end of the fiscal year	¥ 66,776	¥ 67,860	¥ 54,940

Business Segment Information - Additional Information (Detail) (JPY ¥) In Millions, unless otherwise specified	12 Months Ended							12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Mar. 31, 2011	Mar. 31, 2013 Sony Ericsson	Mar. 31, 2012 Sony Ericsson	Feb. 15, 2012 Sony Ericsson	Feb. 15, 2012 Sony Mobile Communications	Mar. 31, 2013 Home Entertainment & Sound	Mar. 31, 2012 Home Entertainment & Sound	Mar. 31, 2011 Home Entertainment & Sound	Mar. 31, 2013 Home Entertainment & Sound LCD televisions	Mar. 31, 2012 Home Entertainment & Sound LCD televisions	Mar. 31, 2011 Home Entertainment & Sound LCD televisions
Segment Reporting Disclosure [Line Items]
Percentage of equity interest acquired							50.00%
Percentage of U.S. based joint-venture in Music segment	50.00%
Percentage of ownership in equity investees				50.00%	50.00%	50.00%
Operating income (loss)	¥ 230,100	¥ (67,275)	¥ 199,821					¥ (84,315)	¥ (203,211)	¥ (73,205)	¥ 69,602	¥ 207,470	¥ 75,600

Components of Sales and Operating Revenue (Detail) (JPY ¥) In Millions, unless otherwise specified	12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Mar. 31, 2011
Segment Reporting, Revenue Reconciling Item [Line Items]
Sales and operating revenue, Total	¥ 6,800,851	¥ 6,493,212	¥ 7,181,273
Imaging Products & Solutions
Segment Reporting, Revenue Reconciling Item [Line Items]
Customers	726,774	756,625	906,439
Intersegment	3,598	4,692	9,185
Total	730,372	761,317	915,624
Game
Segment Reporting, Revenue Reconciling Item [Line Items]
Customers	527,110	679,899	744,601
Intersegment	179,968	125,067	120,368
Total	707,078	804,966	864,969
Mobile Products & Communications
Segment Reporting, Revenue Reconciling Item [Line Items]
Customers	1,220,013	622,415	631,514
Intersegment	37,605	262	73
Total	1,257,618	622,677	631,587
Home Entertainment & Sound
Segment Reporting, Revenue Reconciling Item [Line Items]
Customers	993,822	1,282,728	1,712,324
Intersegment	1,005	428	640
Total	994,827	1,283,156	1,712,964
Devices
Segment Reporting, Revenue Reconciling Item [Line Items]
Customers	583,968	677,208	771,350
Intersegment	264,607	349,360	380,537
Total	848,575	1,026,568	1,151,887
Pictures
Segment Reporting, Revenue Reconciling Item [Line Items]
Customers	732,127	656,097	599,654
Intersegment	612	1,624	312
Total	732,739	657,721	599,966
Music
Segment Reporting, Revenue Reconciling Item [Line Items]
Customers	431,719	430,751	457,771
Intersegment	9,989	12,038	12,972
Total	441,708	442,789	470,743
Financial Services
Segment Reporting, Revenue Reconciling Item [Line Items]
Customers	1,004,623	868,971	798,495
Intersegment	3,113	2,924	8,031
Total	1,007,736	871,895	806,526
All Other
Segment Reporting, Revenue Reconciling Item [Line Items]
Customers	532,558	465,745	449,778
Intersegment	56,283	64,598	70,004
Total	588,841	530,343	519,782
Corporate and elimination
Segment Reporting, Revenue Reconciling Item [Line Items]
Total	¥ (508,643)	¥ (508,220)	¥ (492,775)

Components of Segment Profit or Loss (Detail) (JPY ¥) In Millions, unless otherwise specified	12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Mar. 31, 2011
Segment Reporting, Reconciling Item for Operating Profit (Loss) from Segment to Consolidated [Line Items]
Operating income (loss)	¥ 230,100	¥ (67,275)	¥ 199,821
Other income	68,656	23,478	44,966
Other expenses	(53,075)	(39,389)	(39,774)
Consolidated income (loss) before income taxes	245,681	(83,186)	205,013
Imaging Products & Solutions
Segment Reporting, Reconciling Item for Operating Profit (Loss) from Segment to Consolidated [Line Items]
Operating income (loss)	1,436	18,592	52,439
Game
Segment Reporting, Reconciling Item for Operating Profit (Loss) from Segment to Consolidated [Line Items]
Operating income (loss)	1,735	29,302	48,494
Mobile Products & Communications
Segment Reporting, Reconciling Item for Operating Profit (Loss) from Segment to Consolidated [Line Items]
Operating income (loss)	(97,170)	7,246	5,321
Home Entertainment & Sound
Segment Reporting, Reconciling Item for Operating Profit (Loss) from Segment to Consolidated [Line Items]
Operating income (loss)	(84,315)	(203,211)	(73,205)
Devices
Segment Reporting, Reconciling Item for Operating Profit (Loss) from Segment to Consolidated [Line Items]
Operating income (loss)	43,895	(22,126)	34,893
Pictures
Segment Reporting, Reconciling Item for Operating Profit (Loss) from Segment to Consolidated [Line Items]
Operating income (loss)	47,800	34,130	38,669
Music
Segment Reporting, Reconciling Item for Operating Profit (Loss) from Segment to Consolidated [Line Items]
Operating income (loss)	37,218	36,887	38,927
Financial Services
Segment Reporting, Reconciling Item for Operating Profit (Loss) from Segment to Consolidated [Line Items]
Operating income (loss)	145,807	131,421	118,818
All Other
Segment Reporting, Reconciling Item for Operating Profit (Loss) from Segment to Consolidated [Line Items]
Operating income (loss)	91,003	(54,082)	(13,839)
Operating Segments
Segment Reporting, Reconciling Item for Operating Profit (Loss) from Segment to Consolidated [Line Items]
Operating income (loss)	187,409	(21,841)	250,517
Corporate and elimination
Segment Reporting, Reconciling Item for Operating Profit (Loss) from Segment to Consolidated [Line Items]
Operating income (loss)	¥ 42,691	¥ (45,434)	¥ (50,696)

Components of Other Significant Items (Detail) (JPY ¥) In Millions, unless otherwise specified	12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Mar. 31, 2011
Segment Reporting, Other Significant Reconciling Item [Line Items]
Equity in net income (loss) of affiliated companies	¥ (6,948)	¥ (121,697)	¥ 14,062
Depreciation and amortization	330,554	319,594	325,366
Imaging Products & Solutions
Segment Reporting, Other Significant Reconciling Item [Line Items]
Equity in net income (loss) of affiliated companies	743	(154)	(157)
Depreciation and amortization	36,056	35,951	36,666
Game
Segment Reporting, Other Significant Reconciling Item [Line Items]
Equity in net income (loss) of affiliated companies
Depreciation and amortization	10,423	10,848	13,649
Mobile Products & Communications
Segment Reporting, Other Significant Reconciling Item [Line Items]
Equity in net income (loss) of affiliated companies		(57,680)	4,155
Depreciation and amortization	22,503	9,015	8,974
Home Entertainment & Sound
Segment Reporting, Other Significant Reconciling Item [Line Items]
Equity in net income (loss) of affiliated companies		(64,078)	7,214
Depreciation and amortization	23,573	27,358	29,314
Devices
Segment Reporting, Other Significant Reconciling Item [Line Items]
Equity in net income (loss) of affiliated companies		(44)	27
Depreciation and amortization	113,137	116,971	106,824
Pictures
Segment Reporting, Other Significant Reconciling Item [Line Items]
Equity in net income (loss) of affiliated companies	(601)	(516)	2,483
Depreciation and amortization	10,424	10,825	7,996
Music
Segment Reporting, Other Significant Reconciling Item [Line Items]
Equity in net income (loss) of affiliated companies	(4,766)	(372)	(265)
Depreciation and amortization	11,414	10,789	12,166
Financial Services
Segment Reporting, Other Significant Reconciling Item [Line Items]
Equity in net income (loss) of affiliated companies	(2,303)	(1,252)	(1,961)
Depreciation and amortization	56,305	56,322	62,077
All Other
Segment Reporting, Other Significant Reconciling Item [Line Items]
Equity in net income (loss) of affiliated companies	(21)	2,399	2,566
Depreciation and amortization	18,302	19,548	21,574
Operating Segments
Segment Reporting, Other Significant Reconciling Item [Line Items]
Depreciation and amortization	302,137	297,627	299,240
Corporate
Segment Reporting, Other Significant Reconciling Item [Line Items]
Depreciation and amortization	¥ 28,417	¥ 21,967	¥ 26,126

Sales and Operating Revenue to External Customers by Product Category in CPS and PDS Segments (Detail) (JPY ¥) In Millions, unless otherwise specified	12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Mar. 31, 2011
Revenue from External Customer [Line Items]
Sales and operating revenue	¥ 6,800,851	¥ 6,493,212	¥ 7,181,273
Imaging Products & Solutions
Revenue from External Customer [Line Items]
Operating revenue from external customers	726,774	756,625	906,439
Imaging Products & Solutions | Digital Imaging Products
Revenue from External Customer [Line Items]
Operating revenue from external customers	449,724	489,526	628,358
Imaging Products & Solutions | Professional Solutions
Revenue from External Customer [Line Items]
Operating revenue from external customers	259,899	256,871	268,687
Imaging Products & Solutions | Other Products and Services
Revenue from External Customer [Line Items]
Operating revenue from external customers	17,151	10,228	9,394
Game
Revenue from External Customer [Line Items]
Operating revenue from external customers	527,110	679,899	744,601
Mobile Products & Communications
Revenue from External Customer [Line Items]
Operating revenue from external customers	1,220,013	622,415	631,514
Mobile Products & Communications | Other Products and Services
Revenue from External Customer [Line Items]
Operating revenue from external customers	6,259	5,867	6,314
Mobile Products & Communications | Mobile Communications
Revenue from External Customer [Line Items]
Operating revenue from external customers	733,622	77,732
Mobile Products & Communications | Personal and Mobile Products
Revenue from External Customer [Line Items]
Operating revenue from external customers	480,132	538,816	625,200
Home Entertainment & Sound
Revenue from External Customer [Line Items]
Operating revenue from external customers	993,822	1,282,728	1,712,324
Home Entertainment & Sound | Other Products and Services
Revenue from External Customer [Line Items]
Operating revenue from external customers	7,323	8,569	9,153
Home Entertainment & Sound | LCD televisions
Revenue from External Customer [Line Items]
Operating revenue from external customers	581,475	840,359	1,200,487
Home Entertainment & Sound | Audio and Video
Revenue from External Customer [Line Items]
Operating revenue from external customers	405,024	433,800	502,684
Devices
Revenue from External Customer [Line Items]
Operating revenue from external customers	583,968	677,208	771,350
Devices | Other Products and Services
Revenue from External Customer [Line Items]
Operating revenue from external customers	10,399	4,209	2,864
Devices | Semiconductors
Revenue from External Customer [Line Items]
Operating revenue from external customers	301,915	377,177	359,321
Devices | Components
Revenue from External Customer [Line Items]
Operating revenue from external customers	271,654	295,822	409,165
Pictures
Revenue from External Customer [Line Items]
Operating revenue from external customers	732,127	656,097	599,654
Music
Revenue from External Customer [Line Items]
Operating revenue from external customers	431,719	430,751	457,771
Financial Services
Revenue from External Customer [Line Items]
Operating revenue from external customers	1,004,623	868,971	798,495
All Other
Revenue from External Customer [Line Items]
Operating revenue from external customers	532,558	465,745	449,778
Corporate
Revenue from External Customer [Line Items]
Operating revenue from external customers	¥ 48,137	¥ 52,773	¥ 109,347

Sales and Operating Revenue Attributed to Countries Based on Location of Customers and Long-Lived Assets (Detail) (JPY ¥) In Millions, unless otherwise specified	12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Mar. 31, 2011
Geographic Reporting Disclosure [Line Items]
Sales and operating revenue, Total	¥ 6,800,851	¥ 6,493,212	¥ 7,181,273
Property, plant and equipment, net	861,550	930,998
Japan
Geographic Reporting Disclosure [Line Items]
Sales and operating revenue, Domestic	2,203,228	2,104,669	2,152,552
Property, plant and equipment, net, Domestic	617,581	699,647
UNITED STATES
Geographic Reporting Disclosure [Line Items]
Sales and operating revenue, Foreign	1,064,765	1,211,849	1,443,693
Property, plant and equipment, net, Foreign	74,359	82,914
Europe
Geographic Reporting Disclosure [Line Items]
Sales and operating revenue, Foreign	1,362,488	1,268,258	1,539,432
Property, plant and equipment, net, Foreign	53,460	55,192
CHINA
Geographic Reporting Disclosure [Line Items]
Sales and operating revenue, Foreign	464,784	495,101	562,048
Property, plant and equipment, net, Foreign	48,689	39,388
Asia Pacific
Geographic Reporting Disclosure [Line Items]
Sales and operating revenue, Foreign	806,205	636,489	726,364
Property, plant and equipment, net, Foreign	48,977	37,060
Other Areas
Geographic Reporting Disclosure [Line Items]
Sales and operating revenue, Foreign	899,381	776,846	757,184
Property, plant and equipment, net, Foreign	¥ 18,484	¥ 16,797

Major Areas in each Geographic Segment excluding Japan, United States and China (Detail)	12 Months Ended
Mar. 31, 2013
Europe
Segment Reporting Information [Line Items]
Major areas in each geographic segment excluding Japan, United States and China	United Kingdom, France, Germany, Russia, Spain and Sweden
Asia Pacific
Segment Reporting Information [Line Items]
Major areas in each geographic segment excluding Japan, United States and China	India, South Korea and Oceania
Other Areas
Segment Reporting Information [Line Items]
Major areas in each geographic segment excluding Japan, United States and China	The Middle East/Africa, Brazil, Mexico and Canada

Subsequent Events - Additional Information (Detail) (Subsequent Event, JPY ¥) In Millions, unless otherwise specified	1 Months Ended
May 15, 2013
Subsequent Event
Subsequent Event [Line Items]
Proceeds of sale and leaseback transactions	¥ 76,566
Sale and leaseback transaction terms	The leasebacks were capital leases with terms that average three years.

Valuation and Qualifying Accounts (Detail) (JPY ¥) In Millions, unless otherwise specified	12 Months Ended
	Mar. 31, 2013		Mar. 31, 2012		Mar. 31, 2011
Allowance for doubtful accounts and sales returns
Valuation and Qualifying Accounts Disclosure [Line Items]
Balance at beginning of period	¥ 71,009		¥ 90,531		¥ 104,475
Additions	26,960		33,441		50,345
Deductions	(37,823)	[1]	(49,509)	[1]	(55,106)	[1]
Other	7,479	[2]	(3,454)	[2]	(9,183)	[2]
Balance at end of period	67,625		71,009		90,531
Valuation allowance - Deferred tax assets
Valuation and Qualifying Accounts Disclosure [Line Items]
Balance at beginning of period	868,233		473,713		126,253
Additions	86,215		469,788	[3]	381,837
Deductions	(59,179)		(22,904)		(28,736)
Other	35,978	[4]	(52,364)	[4]	(5,641)	[4]
Balance at end of period	¥ 931,247		¥ 868,233		¥ 473,713

[1]	Reversal including amounts written off.
[2]	Translation adjustment.
[3]	Includes a valuation allowance against deferred tax assets which Sony Ericsson had prior to its acquisition during the fiscal year ended March 31, 2012. Refer to Note 21 of the consolidated financial statements.
[4]	Translation adjustment and the effect of changes in the statutory tax rate.